                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-7820
                                  ----------------------------------------------

                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI                            64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  816-531-5575
                                                   -----------------------------

Date of fiscal year end:  3-31
                        --------------------------------------------------------

Date of reporting period:  3-31-2007
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

AMERICAN CENTURY INVESTMENTS
ANNUAL REPORT            MARCH 31, 2007

[photo of spring]

Equity Income Fund
Mid Cap Value Fund
Small Cap Value Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the annual report for the American Century® Equity Income, Mid Cap Value, and
Small Cap Value funds for the 12 months ended March 31, 2007.
We've gathered this information to help you monitor your
investment. Another resource is our website,
americancentury.com, where we post company news, portfolio
commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century announced the
following leadership changes. Chief Investment Officer Mark
Mallon retired in the first quarter of 2007, after nearly a
decade at American Century. Effective January 1, 2007, former
International Equity CIO Enrique Chang became CIO with
responsibilities for the entire investment management
operation. Prior to joining American Century in 2006, Enrique worked at Munder Capital Management, serving the last four
years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global
Advisors, J. & W. Seligman and Co., and General Reinsurance
Corp.

In January 2007, President and Chief Executive Officer Bill
Lyons announced his retirement after nearly 20 years at
American Century. Chief Financial Officer Jonathan Thomas was
appointed president and CEO effective March 1, 2007. Since
2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities,
real estate, information technology, operations, and human
resources. Before joining American Century, Jonathan was a
managing director and global chief operating officer of Morgan
Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and
Fidelity Investments.

We wish to thank Mark and Bill for their many years of
distinguished service -- American Century is a stronger company as a result of their hard work. And we firmly believe their
roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers III and James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/ James E. Stowers III
James E. Stowers III
VICE CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .  2
         U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . .  2

EQUITY INCOME

MID CAP VALUE

SMALL CAP VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio
management team as of the date of the report, and do not
necessarily represent the opinions of American Century or any other person in the American Century organization. Any such
opinions are subject to change at any time based upon market or other conditions and American Century disclaims any
responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment
decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading
intent on behalf of any American Century fund. Security
examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is
accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century
Investments

STOCKS RALLIED DESPITE SLOWING ECONOMY

The major U.S. stock indexes advanced during the 12 months
ended March 31, 2007. Stocks gained ground despite a general slowdown in the U.S. economy brought on largely by a slumping housing market. U.S. gross domestic product grew by an
estimated 2-2.5% over the reporting period, down from the 3-4%
growth rate of the past several calendar years.

Consequently, the Federal Reserve (the Fed) shifted to a stable interest rate policy in mid-2006, following 17 short-term
interest rate hikes between June 2004 and June 2006. The Fed's shift, combined with falling energy prices and
better-than-expected corporate earnings, triggered a
substantial stock market rally in the last six months of 2006.

Another factor favoring stocks during the period was a sharp increase in merger activity. Mergers and acquisitions totaled nearly $4 trillion worldwide in 2006, including $750 billion in takeovers by private equity firms -- double the record amount set in 2005. The wheeling and dealing continued in early 2007 with the largest private-equity buyout on record.

The stock market grew more volatile toward the end of the
period thanks to financial problems among "subprime" lenders and weaker corporate profits -- the S&P 500 Index's streak of
18 consecutive quarters with double-digit year-over-year
earnings growth ended in the fourth quarter of 2006.
Nonetheless, stocks ended the period on a positive note as
March 2007 brought the S&P 500's biggest one-week gain in four years.

LARGE-CAP AND VALUE OUTPERFORMED

As the accompanying table shows, large- and mid-cap stocks led the market's advance, while small-cap shares lagged. In an
environment of slowing economic growth, investors focused their attention on the stocks of larger, more-established companies.
Value stocks also continued their dominance over growth issues across all market capitalizations, extending a trend that has persisted since the beginning of the decade.

The best-performing sectors of the stock market during the
period included utilities, materials, and telecommunication
services. Information technology and health care stocks posted the weakest returns.

U.S. Stock Index Returns
For the 12 months ended March 31, 2007
RUSSELL 1000 INDEX (LARGE-CAP)            11.84%
Russell 1000 Growth Index                  7.06%
Russell 1000 Value Index                  16.83%
RUSSELL MIDCAP INDEX                      11.79%
Russell Midcap Growth Index                6.90%
Russell Midcap Value Index                17.13%
RUSSELL 2000 INDEX (SMALL-CAP)             5.91%
Russell 2000 Growth Index                  1.57%
Russell 2000 Value Index                  10.38%

------
2

PERFORMANCE
Equity Income

Total Returns as of March 31, 2007
                                                  Average Annual Returns
                                                                     Since      Inception
                                    1 Year   5 Years   10 Years    Inception      Date
INVESTOR CLASS                      15.79%    9.66%     12.35%      13.87%       8/1/94
RUSSELL 3000 VALUE INDEX(1)         16.22%    10.51%    11.00%     13.08%(2)       --
S&P 500 INDEX(1)                    11.83%    6.27%      8.20%     11.30%(2)       --
LIPPER EQUITY INCOME FUNDS
INDEX(1)                            14.38%    7.94%      8.39%     10.26%(2)       --
Institutional Class                 16.01%    9.87%       N/A       10.60%       7/8/98
Advisor Class                       15.51%    9.39%     12.08%      11.67%       3/7/97
C Class                             14.65%    8.58%       N/A        9.01%       7/13/01
R Class                             15.25%     N/A        N/A       12.30%       8/29/03

(1) Data provided by Lipper Inc. - A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 7/31/94, the date nearest the Investor Class's
inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Equity Income

Growth of $10,000 Over 10 Years

$10,000 investment made March 31, 1997

One-Year Returns Over 10 Years
Periods ended March 31
                 1998      1999       2000      2001      2002       2003       2004      2005      2006      2007
Investor
Class           37.78%    -0.44%     3.88%     20.85%    17.35%    -12.09%     31.30%    10.69%    7.21%     15.79%

Russell 3000
Value Index     46.78%     2.51%     6.81%      1.48%     5.67%    -22.79%     42.45%    12.88%    14.20%    16.22%

S&P 500 Index   48.00%    18.46%     17.94%    -21.68%    0.24%    -24.76%     35.12%     6.69%    11.73%    11.83%

Lipper
Equity
Income Funds
Index           37.71%     1.59%     3.25%      1.73%     3.91%    -22.91%     35.57%     9.96%    11.49%    14.38%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
Equity Income

Portfolio Managers: Phil Davidson, Scott Moore, and Kevin Toney

PERFORMANCE SUMMARY

Equity Income gained 15.79%(1) for the 12 months ended March
31, 2007, its best fiscal-year results in absolute terms since the 12 months ended March 31, 2004. By comparison, the Lipper
Equity Income Funds Index and the median for Morningstar's
Large Cap Value category (whose performance, like Equity
Income's, reflects fund operating expenses) advanced 14.38% and
13.96%(2), respectively. Two market indices -- the Russell 3000
Value Index and the S&P 500 Index -- gained 16.22% and 11.83%, respectively. The portfolio's returns reflect operating
expenses, while the indices' returns do not.

The portfolio's solid return was achieved in the positive
market environment (particularly for value stocks) described in the Market Perspective on page 2. Value outperformed growth
across the capitalization spectrum, and value strategies
emphasizing dividend yield and lower-quality stocks performed particularly well. That environment fit reasonably well with
Equity Income's investment process, although our emphasis on higher-quality businesses with sound balance sheets detracted from performance a bit during this period.

Over time, our disciplined investment approach has provided
longer-term investors with solid performance. Since Equity
Income's inception on August 1, 1994, the portfolio has
produced an average annualized return of 13.87%, topping the returns for that period for the Lipper Equity Income Index,
Morningstar's Large Cap Value category median(2), the Russell
3000 Value Index, and the S&P 500 (see performance information on page 3).

CONSUMER STAPLES LED PORTFOLIO

The portfolio benefited from strong security selection with an overweight position in the consumer staples sector. UST, the leading producer of smokeless tobacco products, was the top
contributor to the portfolio's performance versus the Russell
3000 Value Index. The company continues to benefit from
improving volume growth and more rational pricing, particularly in the premium market. We built our position at the start of the period when UST experienced temporary weakness -- the
acquisition of a competitor, Conwood, by tobacco company
Reynolds American led many investors to anticipate more
aggressive marketing in the space.

Top Ten Holdings as of March 31, 2007
                                                      % of          % of
                                                   net assets    net assets
                                                     as of         as of
                                                    3/31/07       9/30/06
General Electric Co.                                  4.9%          4.8%
Exxon Mobil Corp.                                     4.4%          4.8%
Freddie Mac                                           3.7%          1.6%
AT&T Inc.                                             3.4%          3.0%
Consolidated Edison, Inc.                             2.9%          2.0%
Bank of America Corp.                                 2.9%          3.3%
Fannie Mae, 5.375%, 1/5/08 (Conv. Pref.)              2.7%          2.2%
Pfizer Inc.                                           2.7%          0.2%
United Parcel Service, Inc. Cl B                      2.5%          1.5%
Commerce Bancshares, Inc.                             2.4%          2.2%

(1) All fund returns referenced in this commentary are for
Investor Class shares.

(2) The median returns for Morningstar's Large Cap Value
category were 7.88% and 8.79% for the five- and ten-year
periods ended March 31, 2007, respectively, and 10.65% since the fund's inception. © 2007 Morningstar, Inc. All Rights
Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers: (2) may not be
copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content
providers are responsible for any damages or losses arising
from any use of this information.

------
5

Equity Income

H.J. Heinz also enhanced results. Its shares were driven higher by shareholder activist Nelson Peltz. Peltz, who ultimately won representation on the food company's board, forced management to respond with a plan to cut costs and improve the marketing of Heinz's portfolio of brands. In addition, Heinz raised its dividend 16.7% during the period and has an authorization in place to purchase 9% of its outstanding shares.

INFORMATION TECHNOLOGY ADDED VALUE

Another significant holding was Microsoft. The software giant continues to be the dominant player in its industry, although early in the period its stock price suffered because of the
delayed release of its widely anticipated "Vista" operating
system. The company's announcement of a $20-billion stock
buyback in the form of a Dutch auction boosted Microsoft's
stock, enhancing Equity Income's results.

TELECOMS REWARDED PORTFOLIO

Two investments in the telecommunications sector also fared
well for the portfolio. AT&T benefited from
greater-than-expected synergies arising from its merger in
December 2006 with BellSouth (a prior holding in Equity
Income), which made AT&T the largest provider of
telecommunications services in North America. Canadian telecom
BCE advanced near the end of the first quarter of 2007
following media reports of private equity interest in the
company.

INDUSTRIALS DETRACTED

Two of the portfolio's industrial stocks -- General Electric and United Parcel Service -- performed below expectations. Both businesses experienced declines during the first quarter of
2007 amid concerns about a potential slowdown in the U.S.
economy. We're confident in the long-term prospects of both of these high-quality businesses and have maintained our
positions.

STARTING POINT FOR NEXT REPORTING PERIOD

Your management team follows a disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of
March 31, 2007, we continued to see opportunities in
industrials, utilities, and consumer staples companies,
reflected in our overweight positions in these sectors relative to the benchmark. Our valuation work contributed to our smaller relative weightings in financials, consumer discretionary, and energy stocks.

Top Five Industries as of March 31, 2007
                                                  % of             % of
                                               net assets       net assets
                                                 as of             as of
                                                3/31/07           9/30/06
Oil, Gas & Consumable Fuels                      11.4%             9.2%
Commercial Banks                                  8.8%             6.3%
Pharmaceuticals                                   7.2%             5.0%
Thrifts & Mortgage Finance                        7.0%             4.3%
Food Products                                     6.1%             4.5%

Types of Investments in Portfolio
                                                  % of             % of
                                               net assets       net assets
                                                  as of            as of
                                                 3/31/07          9/30/06
Common Stocks and Options                         76.9%            70.5%
Convertible Bonds                                 16.6%            23.4%
Convertible Preferred Stocks                      4.4%             4.6%
TOTAL EQUITY EXPOSURE                             97.9%            98.5%
Temporary Cash Investments                        1.4%             3.0%
Other Assets and Liabilities*                     0.7%            (1.5)%

*Includes securities lending collateral and other assets and liabilities.

------
6

SCHEDULE OF INVESTMENTS
Equity Income

MARCH 31, 2007

Shares/Principal Amount                                                                            Value

Common Stocks -- 76.9%

AEROSPACE & DEFENSE -- 0.6%
923,345              Honeywell International Inc.                                            $42,529,271
                                                                                          --------------
AIR FREIGHT & LOGISTICS -- 2.5%
2,446,206            United Parcel
                     Service, Inc. Cl B                                                      171,479,042
                                                                                          --------------
BEVERAGES -- 1.2%
1,740,600            Coca-Cola Company (The)                                                  83,548,800
                                                                                          --------------
BUILDING PRODUCTS -- 0.2%
536,900              Masco Corp.(1)                                                           14,711,060
                                                                                          --------------
CHEMICALS -- 1.1%
1,568,800            Olin Corp.(1)                                                            26,575,472
991,000              Rohm and Haas Co.(1)                                                     51,254,520
                                                                                          --------------
                                                                                              77,829,992
                                                                                          --------------
COMMERCIAL BANKS -- 8.8%
1,493,000            Associated Banc-Corp.(1)                                                 50,164,800
2,859,500            Barclays plc ORD                                                         40,562,907
3,319,053            Commerce Bancshares, Inc.(1)(2)                                         160,343,450
2,953,817            Fifth Third Bancorp(1)                                                  114,283,180
1,740,200            SunTrust Banks, Inc.                                                    144,506,208
2,492,900            U.S. Bancorp                                                             87,176,713
                                                                                          --------------
                                                                                             597,037,258
                                                                                          --------------
COMMERCIAL SERVICES & SUPPLIES -- 3.3%
1,730,900            Pitney Bowes, Inc.(1)                                                    78,565,551
2,938,261            Republic Services, Inc.                                                  81,742,421
1,898,845            Waste Management, Inc.                                                   65,339,256
                                                                                          --------------
                                                                                             225,647,228
                                                                                          --------------
CONTAINERS & PACKAGING -- 0.4%
709,500              Bemis Co., Inc.                                                          23,690,205
                                                                                          --------------

DISTRIBUTORS -- 1.0%
1,341,100            Genuine Parts Company                                                    65,713,900
                                                                                          --------------
DIVERSIFIED -- 0.6%
269,500              Standard and Poor's 500 Depositary Receipt(1)                            38,282,475
                                                                                          --------------
DIVERSIFIED FINANCIAL SERVICES -- 2.9%
3,859,400            Bank of America Corp.                                                   196,906,588
                                                                                          --------------

Shares/Principal Amount                                                                            Value

DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.8%
5,927,900            AT&T Inc.                                                              $233,737,098
4,065,015            BCE Inc.                                                                114,958,624
1,935,399            Citizens Communications Company                                          28,934,215
968,680              Iowa Telecommunications Services Inc.(1)                                 19,373,600
                                                                                          --------------
                                                                                             397,003,537
                                                                                          --------------
ELECTRIC UTILITIES -- 4.8%
2,142,400            Duke Energy Corp.(1)                                                     43,469,296
1,661,400            Portland General Electric Co.(1)                                         48,512,880
3,451,900            Southern Co.(1)                                                         126,512,135
3,949,949            Westar Energy Inc.(1)(2)                                                108,702,596
                                                                                          --------------
                                                                                             327,196,907
                                                                                          --------------
ELECTRICAL EQUIPMENT -- 0.8%
663,800              Emerson Electric Co.                                                     28,603,142
553,612              Hubbell Inc. Cl B(1)                                                     26,706,243
                                                                                          --------------
                                                                                              55,309,385
                                                                                          --------------
FOOD & STAPLES RETAILING -- 0.7%
1,010,716            Wal-Mart Stores, Inc.                                                    47,453,116
                                                                                          --------------
FOOD PRODUCTS -- 5.3%
3,020,900            H.J. Heinz Co.                                                          142,344,808
878,000              Hershey Company (The)(1)                                                 47,991,480
2,402,800            Kraft Foods Inc. Cl A(3)                                                 76,192,788
2,991,130            Kraft Foods Inc. Cl A(1)                                                 94,699,176
                                                                                          --------------
                                                                                             361,228,252
                                                                                          --------------
GAS UTILITIES -- 1.7%
569,091              Cascade Natural Gas Corp.(2)                                             14,995,548
790,835              Piedmont Natural Gas Co., Inc.(1)                                        20,862,227
2,427,900            WGL Holdings Inc.(1)(2)                                                  77,644,242
                                                                                          --------------
                                                                                             113,502,017
                                                                                          --------------
HOUSEHOLD PRODUCTS -- 3.5%
2,079,500            Colgate-Palmolive Co.                                                   138,889,805
1,417,400            Kimberly-Clark Corp.                                                     97,077,726
                                                                                          --------------
                                                                                             235,967,531
                                                                                          --------------
INDUSTRIAL CONGLOMERATES -- 4.9%
9,495,900            General Electric Co.                                                    335,775,024
                                                                                          --------------

------
7

Equity Income

Shares/Principal Amount                                                                            Value

INSURANCE -- 2.1%
1,679,100            American International Group, Inc.                                    $ 112,869,102
981,900              Gallagher (Arthur J.) & Co.(1)                                           27,817,227
136,136              Marsh & McLennan Companies, Inc.                                          3,987,423
                                                                                          --------------
                                                                                             144,673,752
                                                                                          --------------
IT SERVICES -- 0.2%
178,300              International Business Machines Corp.                                    16,806,558
                                                                                          --------------
METALS & MINING -- 0.6%
688,200              Compass Minerals International Inc.(1)                                   22,985,880
402,000              Newmont Mining Corporation                                               16,879,980
                                                                                          --------------
                                                                                              39,865,860
                                                                                          --------------
MULTI-UTILITIES -- 3.8%
1,131,995            Ameren Corp.(1)                                                          56,939,349
3,873,100            Consolidated Edison, Inc.(1)                                            197,760,486
                                                                                          --------------
                                                                                             254,699,835
                                                                                          --------------
OIL, GAS & CONSUMABLE FUELS -- 7.1%
1,583,900            BP plc ADR                                                              102,557,525
6,928,400            BP plc ORD                                                               75,244,669
4,005,579            Exxon Mobil Corp.                                                       302,220,935
                                                                                          --------------
                                                                                             480,023,129
                                                                                          --------------
PAPER & FOREST PRODUCTS -- 0.2%
152,700              Weyerhaeuser Co.                                                         11,412,798
                                                                                          --------------
PHARMACEUTICALS -- 6.7%
1,972,800            Abbott Laboratories                                                     110,082,240
1,592,400            Johnson & Johnson                                                        95,958,024
1,473,541            Merck & Co., Inc.                                                        65,086,306
7,374,496            Pfizer Inc.                                                             186,279,769
                                                                                          --------------
                                                                                             457,406,339
                                                                                          --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
303,783              Rayonier, Inc.(1)                                                        13,062,669
                                                                                          --------------
SOFTWARE -- 0.3%
679,900              Microsoft Corporation                                                    18,948,813
                                                                                          --------------
THRIFTS & MORTGAGE FINANCE -- 4.3%
4,264,800            Freddie Mac                                                             253,712,952
1,620,273            Washington Federal, Inc.(1)                                              38,011,605
                                                                                          --------------
                                                                                             291,724,557
                                                                                          --------------

Shares/Principal Amount                                                                           Value

TOBACCO -- 1.3%
260,000              Altria Group Inc.(4)                                                    $22,830,600
1,113,800            UST Inc.(1)                                                              64,578,124
                                                                                          --------------
                                                                                              87,408,724
                                                                                          --------------
TOTAL COMMON STOCKS
(Cost $4,694,589,778)                                                                      5,226,844,622
                                                                                          --------------

Purchased Put Options(5)

CONTRACTS(5)
2,600                Altria Group Inc., strikes at $80.00, expires 9/21/07
(Cost $690,690)                                                                                  455,000
                                                                                          --------------
Convertible Bonds -- 16.6%

AIRLINES -- 0.4%
$ 650,000            Allegro Investment Corp. SA, (convertible into Southwest
                     Airlines Co.), 7.10%, 5/3/07, (Acquired 10/26/06, Cost
                     $10,016,500)(6)(7)                                                        9,960,275
617,700              IXIS Financial Products Inc., (convertible into Southwest
                     Airlines Co.), 5.20%, 7/23/07, (Acquired 1/17/07, Cost
                     $9,877,023)(6)(7)                                                         9,618,207
644,400              Wachovia Bank NA, (convertible to Southwest Airlines Co.),
                     7.00%, 7/11/07, (Acquired 1/4/07, Cost $10,001,088)(6)(7)                 9,591,894
                                                                                          --------------
                                                                                              29,170,376
                                                                                          --------------
CAPITAL MARKETS -- 1.2%
80,000,000           Deutsche Bank AG (London), 3.50%, 3/6/12, (Acquired 2/28/07,
                     Cost $80,000,000)(7)                                                     79,104,000
94,700               Merrill Lynch & Co. Inc., (convertible into Nuveen Investments),
                     6.75%, 10/15/07(1)(6)                                                     3,888,619
                                                                                          --------------
                                                                                              82,992,619
                                                                                          --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.6%
36,618,000           Waste Connections Inc., 3.75%, 4/1/26                                    40,142,483
                                                                                          --------------
COMPUTERS & PERIPHERALS -- 0.2%
12,158,000           EMC Corp., 1.75%, 12/1/11                                                13,115,443
                                                                                          --------------

------
8

Equity Income

Shares/Principal Amount                                                                            Value

ENERGY EQUIPMENT & SERVICES -- 0.6%
$ 264,000            Morgan Stanley, (convertible into Schlumberger Ltd.), 8.08%,
                     7/3/07, (Acquired 12/26/06, Cost $16,486,800)(6)(7)                    $ 17,480,760
383,200              Wachovia Bank N.A., (convertible into Baker Hughes Inc.), 8.15%,
                     8/24/07(6)                                                               25,482,800
                                                                                          --------------
                                                                                              42,963,560
                                                                                          --------------
FOOD & STAPLES RETAILING -- 0.2%
311,400              Morgan Stanley, (convertible into Wal-Mart Stores, Inc.), 5.10%,
                     7/24/07, (Acquired 1/17/07, Cost $14,990,796)(6)(7)                      14,765,031
                                                                                          --------------
FOOD PRODUCTS -- 0.8%
2,051,300            Lehman Brothers Holdings Inc., (convertible into General Mills,
                     Inc.), 6.25%, 10/15/07(1)(6)                                             56,246,646
                                                                                          --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.5%
32,808,000           Beckman Coulter Inc., 2.50%, 12/15/36, (Acquired
                     12/12/06-1/26/07, Cost $33,146,261)(1)(7)                                34,694,460
                                                                                          --------------
HEALTH CARE PROVIDERS & SERVICES -- 2.1%
139,287,000          Lincare Holdings Inc., 3.00%, 6/15/33                                   137,545,912
                                                                                          --------------
INSURANCE -- 1.2%
142,700              Allegro Investment Corp. SA, (convertible into American
                     International Group, Inc.) 3.25%, 5/17/07, (Acquired 11/10/06,
                     Cost $9,959,033)(6)(7)                                                    9,581,177
365,000              Deutsche Bank AG (London), (convertible into American
                     International Group, Inc.) 3.93%, 9/27/07, (Acquired 3/20/07,
                     Cost $24,980,600)(6)(7)                                                  24,654,656
471,000              Morgan Stanley, (convertible into Marsh & McLennan Companies,
                     Inc.) 5.55%, 5/31/07, (Acquired 11/22/06, Cost $15,001,350)(6)(7)        14,593,935
467,300              Morgan Stanley, (convertible into Marsh & McLennan Companies,
                     Inc.) 5.80%, 5/31/07, (Acquired 11/20/06, Cost $14,990,984)(6)(7)        14,437,233

Shares/Principal Amount                                                                            Value

$   576,700          Wachovia Bank N.A., (convertible into Marsh & McLennan
                     Companies, Inc.) 3.75%, 8/7/07, (Acquired 2/2/07, Cost
                     $16,914,611)(6)(7)                                                      $17,064,553
                                                                                          --------------
                                                                                              80,331,554
                                                                                          --------------
IT SERVICES -- 0.4%
606,000              Allegro Investment Corp. SA, (convertible into First Data
                     Corp.), 6.42%, 6/27/07, (Acquired 12/22/06, Cost
                     $15,059,100)(6)(7)                                                       15,396,157
440,000              Morgan Stanley, (convertible into First Data Corp.), 7.30%,
                     9/7/07, (Acquired 3/1/07, Cost $11,242,000)(6)(7)                        11,547,800
                                                                                          --------------
                                                                                              26,943,957
                                                                                          --------------
LIFE SCIENCES TOOLS & SERVICES -- 1.2%
56,465,000           Invitrogen Corp., 2.00%, 8/1/23                                          60,841,038
19,000,000           Invitrogen Corp., 3.25%, 6/15/25                                         18,833,750
                                                                                          --------------
                                                                                              79,674,788
                                                                                          --------------
METALS & MINING -- 0.2%
235,000              Goldman Sachs Group, Inc. (The), (convertible into Newmont
                     Mining Corporation), 9.25%, 4/4/07, (Acquired 9/27/06, Cost
                     $10,093,250)(6)(7)                                                       10,024,630
                                                                                          --------------
MULTILINE RETAIL -- 0.2%
883,300              Lehman Brothers Holdings Inc., (convertible into Dollar General
                     Corp.) 6.60%, 5/30/07(6)                                                 16,117,133
                                                                                          --------------
OIL, GAS & CONSUMABLE FUELS -- 4.3%
47,758,000           Devon Energy Corporation, (convertible into Chevron Corp.),
                     4.90%, 8/15/08(6)                                                        66,801,502
47,757,000           Devon Energy Corporation, (convertible into Chevron Corp.),
                     4.95%, 8/15/08(6)                                                        66,800,104
151,839,000          Peabody Energy Corp., 4.75%, 12/15/66(1)(8)                             150,890,005
4,986,000            St. Mary Land & Exploration, 3.50%, 4/1/27, (Acquired
                     3/29/07-3/30/07 Cost $4,994,750)(7)                                       5,012,501
                                                                                          --------------
                                                                                             289,504,112
                                                                                          --------------
PHARMACEUTICALS -- 0.5%
1,288,500            Credit Suisse New York, (convertible into Bristol-Myers Squibb
                     Co.), 6.13%, 9/26/07(6)                                                  35,749,433
                                                                                          --------------

------
9

Equity Income

Shares/Principal Amount                                                                            Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.9%
$108,016,000         Intel Corp., 2.95%, 12/15/35                                           $ 93,973,920
840,300              Allegro Investment Corp. SA, (convertible into Applied
                     Materials, Inc.) 7.15%, 5/15/07, (Acquired 11/7/06, Cost
                     $14,999,355)(6)(7)                                                       15,510,426
1,011,400            Morgan Stanley, (convertible into Applied Materials, Inc.)
                     6.50%, 6/11/07, (Acquired 12/4/06, Cost $18,538,962)(6)(7)               18,933,407
                                                                                          --------------
                                                                                             128,417,753
                                                                                          --------------
SPECIALTY RETAIL -- 0.1%
348,100              IXIS Financial Products Inc., (convertible into Gap Inc. (The))
                     7.35%, 4/10/07, (Acquired 10/3/06, Cost $6,700,925)(6)(7)                 6,732,411
                                                                                          --------------
TOTAL CONVERTIBLE BONDS (Cost $1,081,592,575)                                              1,125,132,301
                                                                                          --------------
Convertible Preferred Stocks -- 4.4%

AEROSPACE & DEFENSE -- 1.2%
571,200              Northrop Grumman Corp., 7.00%, 4/4/21(1)                                 80,824,800
                                                                                          --------------
HOUSEHOLD DURABLES -- 0.5%
749,600              Newell Financial Trust I, 5.25%, 12/1/27                                 36,824,100
                                                                                          --------------
THRIFTS & MORTGAGE FINANCE -- 2.7%
1,853                Fannie Mae, 5.375%, 1/5/08                                              186,320,781
                                                                                          --------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $286,001,781)                                       303,969,681
                                                                                          --------------

Shares/Principal Amount                                                                            Value

Temporary Cash Investments -- 1.4%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S.
Treasury obligations, 6.00%-6.25%, 8/15/23-2/15/26, valued at $95,355,723), in a joint trading account at 5.10%, dated 3/30/07, due 4/2/07 (Delivery value $93,339,653)
(Cost $93,300,000)                                                                          $ 93,300,000
                                                                                          --------------

Temporary Cash Investments -- Securities Lending Collateral(9) -- 6.8%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.43%, dated 3/30/07, due
4/2/07 (Delivery value $60,027,150)                                                           60,000,000

Repurchase Agreement, Citigroup Global Markets Inc., (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending agent), 5.38%, dated
3/30/07, due 4/2/07 (Delivery value $99,334,572)                                              99,290,057

Repurchase Agreement, Deutsche Bank AG, (collateralized by various U.S. Government
Agency obligations in a pooled account at the lending agent), 5.38%, dated 3/30/07,
due 4/2/07 (Delivery value $300,134,500)                                                     300,000,000
                                                                                          --------------
TOTAL TEMPORARY CASH INVESTMENTS --
SECURITIES LENDING COLLATERAL
(Cost $459,290,057)                                                                          459,290,057
                                                                                          --------------
TOTAL INVESTMENT SECURITIES -- 106.1%
(Cost $6,615,464,881)                                                                      7,208,991,661
                                                                                          --------------
OTHER ASSETS AND LIABILITIES -- (6.1)%                                                      (414,357,886)
                                                                                          --------------
TOTAL NET ASSETS -- 100.0%                                                                $6,794,633,775
                                                                                          ==============

Forward Foreign Currency Exchange Contracts
      Contracts to Sell        Settlement Date        Value        Unrealized Gain (Loss)
  94,678,662     CAD for USD       4/30/07        $ 82,173,036           $(421,029)
  89,817,137     GBP for USD       4/30/07         176,700,945            (363,983)
                                                  ------------          ------------
                                                  $258,873,981           $(785,012)
                                                  ============          ============

(Value on Settlement Date $258,088,969)

------
10

Equity Income

Notes to Schedule of Investments

ADR = American Depositary Receipt

CAD = Canadian Dollar

GBP = British Pound

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Security, or a portion thereof, was on loan as of March 31,
2007.

(2) Affiliated Company: the fund's holding represents ownership of 5% or more of the voting securities of the company;
therefore, the company is affiliated as defined in the
Investment Company Act of 1940.

(3) When-issued security.

(4) Security, or a portion thereof, is being held in connection with an open put option.

(5) Category is less than 0.05% of total net assets.

(6) Equity-linked debt security. The aggregated value of these securities at March 31, 2007, was $490,978,789, which
represented 7.2% of total net assets.

(7) Security was purchased under Rule 144A of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2007, was $338,703,513,
which represented 5.0% of total net assets.

(8) Security, or a portion thereof, has been segregated for
when-issued security.

(9) Investments represent purchases made by the lending agent with cash collateral received through securities lending
transactions.

See Notes to Financial Statements.

------
11

PERFORMANCE
Mid Cap Value

Total Returns as of March 31, 2007
                                                 Average Annual Returns
                                                         Since              Inception
                                      1 year           Inception              Date
INVESTOR CLASS                        17.12%             17.12%              3/31/04
RUSSELL MIDCAP VALUE INDEX(1)         17.13%             18.58%                --
Institutional Class                   17.36%             19.34%              8/2/04
Advisor Class                         16.83%             16.91%              1/13/05
R Class                               16.55%             14.49%              7/29/05

(1) Data provided by Lipper Inc. - A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
12

Mid Cap Value

Growth of $10,000 Over Life of Class

$10,000 investment made March 31, 2004

One-Year Returns Over Life of Class
Periods ended March 31
                                  2005      2006      2007
Investor Class                    16.63%    17.62%    17.12%
Russell Midcap Value Index        18.34%    20.30%    17.13%

[graphic of five stars]

5-Star Overall Morningstar Rating™
as of March 31, 2007
(Rated against 276 Mid-Cap Value funds.
(RATED AGAINST 276 MID-CAP VALUE FUNDS. OVERALL MORNINGSTAR
RATINGSTM ARE BASED ON RISK ADJUSTED RETURNS AND REFLECTS THE
WEIGHTED AVERAGE OF THE FUND'S 3-YEAR, 5-YEAR, AND 10-YEAR
RANKINGS, AS APPLICABLE.)

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales
charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next
22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating™ for a fund is derived from a weighted average of the performance figures associated with its three-, five- and
ten-year (if applicable) Morningstar Rating™ metrics. Mid Cap
Value was rated against the following numbers of U.S.-domiciled
Mid-Cap Value funds over the following time periods: 276 funds in the last three years, N/A in the last five years, and N/A in the last ten years. With respect to these Mid-Cap Value funds,
Mid Cap Value received a Morningstar Rating™ of 5 stars, N/A and N/A for the three-, five- and ten-year periods,
respectively. Past performance is no guarantee of future
results. Investment return and principal value will fluctuate and redemption sales may be more or less than original cost.

The Morningstar Ratings™ are for Investor Class shares only;
other classes may have difference performance characteristics.

------
13

PORTFOLIO COMMENTARY
Mid Cap Value

Portfolio Managers: Phil Davidson, Michael Liss, and Scott Moore

PERFORMANCE SUMMARY

Mid Cap Value gained 17.12%(1) for 12 months ended March 31,
2007. By comparison, the median for Morningstar's Mid Cap Value category (whose performance, like Mid Cap Value's, reflects
fund operating expenses) advanced 13.45%(2). The fund's
benchmark, the Russell Midcap Value Index, gained 17.13%. The portfolio's returns reflect operating expenses while the
index's returns do not.

The portfolio's solid return was achieved in the positive
market environment (particularly for value stocks) described in the Market Perspective on page 2. Value outperformed growth
across the capitalization spectrum, and value strategies
emphasizing dividend yield and lower-quality stocks performed particularly well. That environment fit reasonably well with
Mid Cap Value's investment process, although our emphasis on higher-quality businesses with sound balance sheets detracted from performance a bit during this period.

Mid Cap Value received an overall Morningstar Rating™ of 5
Stars on March 31, 2007. Morningstar Ratings are based on
risk-adjusted returns (see the performance and related
information on pages 12-13).

INFORMATION TECHNOLOGY LED PORTFOLIO

Stock selection and our underweight position in the information technology sector, which underperformed the broad market,
contributed most to the portfolio's results against its
benchmark. As a result of our research and fundamental
analysis, we minimized our exposure in the sector. We owned no stocks in the communications equipment industry, which was down more than 24% in the benchmark.

A notable contributor was Littelfuse, a leading supplier of
circuit protection components for the consumer electronics,
telecommunications, and automotive markets. The company has a solid balance sheet and a dominant market share. Because of
excessive inventory in its electronics end-market, Littelfuse issued conservative earnings guidance for the fourth quarter
2006, which it subsequently exceeded.

ENERGY AND MATERIALS ADDED VALUE

The energy sector provided one of the portfolio's top
contributors, Equitable Resources. Equitable is a natural gas company involved in both exploration and production, primarily in the Appalachian region. The company's accelerated drilling

Top Ten Holdings as of March 31, 2007
                                                   % of          % of
                                                net assets    net assets
                                                  as of         as of
                                                 3/31/07       9/30/06
Freddie Mac                                        3.4%          1.7%
iShares S&P MidCap 400 Index Fund                  3.3%          1.8%
Speedway Motorsports Inc.                          2.9%          1.6%
MGIC Investment Corp.                              2.7%          1.8%
Puget Energy, Inc.                                 2.6%          1.0%
Iowa Telecommunications Services Inc.              2.3%          1.1%
Coca-Cola Enterprises Inc.                         2.1%          1.2%
BCE Inc. ORD                                       1.9%           --
Kimberly-Clark Corp.                               1.9%          3.4%
Chubb Corp.                                        1.9%          0.6%

(1) All fund returns referenced in this commentary are for
Investor Class shares.

(2) The median return for Morningstar's Mid Cap Value category was 14.12% since the fund's inception. © 2007 Morningstar, Inc.
All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers: (2)
may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses
arising from any use of this information.

------
14

Mid Cap Value

programs have increased its potential reserves and future
growth prospects. Another strong performer was International
Flavors & Fragrances (IFF), a leading manufacturer of flavors and fragrances for consumer products ranging from perfumes and cosmetics to food and beverages. IFF's shares benefited from enhanced revenue growth, the result of new product
introductions by core customers.

FINANCIALS, CONSUMER STAPLES CONTRIBUTED TO RESULTS

Financial and consumer staples stocks also enhanced our
progress against the Russell Midcap Value Index. Our positions in commercial banks were led by SunTrust Banks. SunTrust, the seventh-largest U.S. bank, operates in high-growth cities
throughout 11 Southeastern states giving it one of the best
footprints in banking.

Companies that provide everyday consumer products performed
well. Kraft Foods, the largest branded food company in the
U.S., contributed positively to our results as it benefited
from moderating energy and commodity prices, increased its
cost-cutting efforts, and invested in brand-building.

CONSUMER DISCRETIONARY AND UTILITIES DETRACTED

Valassis Communications was the portfolio's largest detractor against the benchmark. Valassis is a marketing services company that produces advertising inserts for newspapers. In July,
Valassis sought to acquire ADVO, a major direct mail services company. After reviewing the terms of the transaction, we
believed that the acquisition would have a dilutive effect on
Valassis' shares, so we eliminated the holding.

The portfolio's smaller mix of utilities also dampened relative performance. The sector, which posted strong gains for the
period, comprises more than 14% of the benchmark. Our emphasis on quality steered us away from parts of the sector that
provided some of the strongest results -- independent power
producers and selected electric utilities.

STARTING POINT FOR NEXT REPORTING PERIOD

Your management team follows a disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of
March 31, 2007, we continued to see opportunities in health
care and consumer staples stocks, reflected by our overweight positions in these sectors, relative to the benchmark. Our
valuation work contributed to our smaller relative weightings in the consumer discretionary and energy sectors.

Top Five Industries as of March 31, 2007
                                          % of          % of
                                       net assets    net assets
                                         as of         as of
                                        3/31/07       9/30/06
Insurance                                 8.3%          5.0%
Food Products                             8.1%          6.5%
Thrifts & Mortgage Finance                7.4%          5.2%
Commercial Banks                          7.2%          6.3%
Hotels, Restaurants & Leisure             5.9%          4.6%

Types of Investments in Portfolio
                                          % of          % of
                                       net assets    net assets
                                         as of         as of
                                        3/31/07       9/30/06
Common Stocks                            97.0%         94.7%
Temporary Cash Investments                3.7%          5.5%
Other Assets and Liabilities*            (0.7)%        (0.2)%

*Includes securities lending collateral and other assets and liabilities.

------
15

Schedule of Investments
Mid Cap Value

MARCH 31, 2007

Shares                                                                               Value

Common Stocks -- 97.0%

AEROSPACE & DEFENSE -- 1.0%
51,453                Honeywell International Inc.                              $2,369,925
13,314                Northrop Grumman Corp.                                       988,165
                                                                              ------------
                                                                                 3,358,090
                                                                              ------------
AIRLINES -- 1.3%
301,997               Southwest Airlines Co.                                     4,439,356
                                                                              ------------
AUTO COMPONENTS -- 0.6%
35,584                Autoliv, Inc.                                              2,032,202
                                                                              ------------
AUTOMOBILES -- 0.2%
18,445                Winnebago Industries(1)                                      620,305
                                                                              ------------
BEVERAGES -- 4.4%
96,976                Anheuser-Busch Companies, Inc.                             4,893,409
358,368               Coca-Cola Enterprises Inc.                                 7,256,954
96,345                Pepsi Bottling Group Inc.                                  3,072,442
                                                                              ------------
                                                                                15,222,805
                                                                              ------------
BUILDING PRODUCTS -- 0.5%
61,341                Masco Corp.                                                1,680,743
                                                                              ------------
CAPITAL MARKETS -- 1.2%
86,367                Nuveen Investments Inc. Cl A                               4,085,159
                                                                              ------------
CHEMICALS -- 2.1%
69,416                Minerals Technologies Inc.                                 4,314,899
120,153               Olin Corp.(1)                                              2,035,392
19,185                Rohm and Haas Co.                                            992,248
                                                                              ------------
                                                                                 7,342,539
                                                                              ------------
COMMERCIAL BANKS -- 7.2%
54,580                BancorpSouth Inc.(1)                                       1,334,481
124,635               BB&T Corporation                                           5,112,528
20,569                Commerce Bancshares, Inc.                                    993,688
158,600               Fifth Third Bancorp                                        6,136,234
60,265                Marshall & Ilsley Corp.                                    2,790,872
137,379               South Financial Group Inc. (The)                           3,396,009
61,844                SunTrust Banks, Inc.                                       5,135,526
                                                                              ------------
                                                                                24,899,338
                                                                              ------------
COMMERCIAL SERVICES & SUPPLIES -- 3.2%
67,359                Pitney Bowes, Inc.                                         3,057,425
173,630               Republic Services, Inc.                                    4,830,386
88,487                Waste Management, Inc.                                     3,044,838
                                                                              ------------
                                                                                10,932,649
                                                                              ------------
COMPUTERS & PERIPHERALS -- 0.2%
12,996                Diebold, Inc.(1)                                             620,039
                                                                              ------------
CONTAINERS & PACKAGING -- 1.4%
143,655               Bemis Co., Inc.                                            4,796,640
                                                                              ------------

Shares                                                                               Value

DISTRIBUTORS -- 0.5%
34,583                Genuine Parts Company                                    $ 1,694,567
                                                                              ------------
DIVERSIFIED -- 3.3%
133,958               iShares S&P MidCap 400 Index Fund                         11,330,168
                                                                              ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.3%
235,459               BCE Inc. ORD                                               6,667,016
23,424                Citizens Communications Company                              350,189
402,964               Iowa Telecommunications Services Inc.(1)                   8,059,280
                                                                              ------------
                                                                                15,076,485
                                                                              ------------
ELECTRIC UTILITIES -- 1.7%
29,028                IDACORP, Inc.(1)                                             982,308
166,291               Portland General Electric Co.(1)                           4,855,697
                                                                              ------------
                                                                                 5,838,005
                                                                              ------------
ELECTRICAL EQUIPMENT -- 2.2%
104,048               Hubbell Inc. Cl A(1)                                       4,840,313
60,045                Hubbell Inc. Cl B                                          2,896,571
                                                                              ------------
                                                                                 7,736,884
                                                                              ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.7%
19,603                CPI International Inc. (1)(2)                                376,770
147,469               Vishay Intertechnology, Inc.(2)                            2,061,616
                                                                              ------------
                                                                                 2,438,386
                                                                              ------------
FOOD & STAPLES RETAILING -- 0.3%
18,630                Costco Wholesale Corp.                                     1,003,039
                                                                              ------------
FOOD PRODUCTS -- 8.1%
125,921               ConAgra Foods, Inc.                                        3,136,692
287,989               Diamond Foods Inc.(1)                                      4,795,017
51,506                General Mills, Inc.                                        2,998,679
129,698               H.J. Heinz Co.                                             6,111,371
52,739                Kellogg Co.                                                2,712,367
80,948                Kraft Foods Inc. Cl A(3)                                   2,566,861
149,782               Kraft Foods Inc. Cl A(1)                                   4,742,098
81,358                Maple Leaf Foods Inc. ORD                                  1,006,127
                                                                              ------------
                                                                                28,069,212
                                                                              ------------
GAS UTILITIES -- 1.6%
171,564               WGL Holdings Inc.(1)                                       5,486,617
                                                                              ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.6%
42,964                Beckman Coulter, Inc.                                      2,744,970
92,429                National Dentex Corp.(2)                                   1,301,400
75,070                Steris Corp.(1)                                            1,993,859
386,896               Symmetry Medical Inc.(2)                                   6,318,012
                                                                              ------------
                                                                                12,358,241
                                                                              ------------

------
16

Mid Cap Value

Shares                                                                               Value

HEALTH CARE PROVIDERS & SERVICES -- 0.6%
8,139                 LifePoint Hospitals Inc.(2)                                $ 311,073
29,026                Universal Health Services, Inc. Cl B                       1,662,028
                                                                              ------------
                                                                                 1,973,101
                                                                              ------------
HOTELS, RESTAURANTS & LEISURE -- 5.9%
72,517                International Speedway Corp.                               3,749,129
164,830               OSI Restaurant Partners, Inc.                              6,510,785
257,601               Speedway Motorsports Inc.(1)                               9,982,039
                                                                              ------------
                                                                                20,241,953
                                                                              ------------
HOUSEHOLD DURABLES -- 1.1%
23,833                Hunter Douglas N.V. ORD                                    2,100,791
19,885                Whirlpool Corp.(1)                                         1,688,435
                                                                              ------------
                                                                                 3,789,226
                                                                              ------------
HOUSEHOLD PRODUCTS -- 2.3%
21,410                Clorox Company                                             1,363,603
95,144                Kimberly-Clark Corp.                                       6,516,412
                                                                              ------------
                                                                                 7,880,015
                                                                              ------------
INSURANCE -- 8.3%
59,204                Ambac Financial Group, Inc.                                5,114,634
64,361                Aspen Insurance Holdings Ltd.                              1,686,902
126,047               Chubb Corp.                                                6,512,849
59,167                Gallagher (Arthur J.) & Co.(1)                             1,676,201
126,679               Genworth Financial Inc. Cl A                               4,426,164
20,867                Hartford Financial Services Group Inc. (The)               1,994,468
80,598                Horace Mann Educators Corp.(1)                             1,656,289
152,133               Marsh & McLennan Companies, Inc.                           4,455,976
69,689                RAM Holdings Ltd.(2)                                       1,062,757
                                                                              ------------
                                                                                28,586,240
                                                                              ------------
IT SERVICES -- 0.4%
101,964               NCI Inc. Cl A(2)                                           1,503,969
                                                                              ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.7%
53,489                Arctic Cat Inc.(1)                                         1,042,501
33,353                RC2 Corp.(1)(2)                                            1,347,127
                                                                              ------------
                                                                                 2,389,628
                                                                              ------------
LIFE SCIENCES TOOLS & SERVICES -- 1.3%
21,169                Invitrogen Corp.(1)(2)                                     1,347,407
139,028               PRA International(1)(2)                                    2,997,444
                                                                              ------------
                                                                                 4,344,851
                                                                              ------------
MACHINERY -- 0.9%
240,095               Altra Holdings Inc.(1)(2)                                  3,291,702
                                                                              ------------
MEDIA -- 0.4%
38,479                Dow Jones & Co., Inc.(1)                                   1,326,371
                                                                              ------------

Shares                                                                               Value

METALS & MINING -- 1.3%
47,467                Compass Minerals International Inc.(1)                  $  1,585,398
72,646                Newmont Mining Corporation                                 3,050,405
                                                                              ------------
                                                                                 4,635,803
                                                                              ------------
MULTI-UTILITIES -- 5.0%
122,834               Ameren Corp.                                               6,178,550
347,617               Puget Energy, Inc.(1)                                      8,926,804
41,428                Wisconsin Energy Corp.                                     2,010,087
                                                                              ------------
                                                                                17,115,441
                                                                              ------------
MULTILINE RETAIL -- 1.6%
209,670               Dollar General Corp.                                       4,434,521
33,641                Family Dollar Stores, Inc.                                   996,446
                                                                              ------------
                                                                                 5,430,967
                                                                              ------------
OIL, GAS & CONSUMABLE FUELS -- 3.1%
53,229                Apache Corp.                                               3,763,290
61,743                Equitable Resources Inc.                                   2,983,422
55,902                Murphy Oil Corp.(1)                                        2,985,167
27,237                St. Mary Land & Exploration Co.(1)                           999,053
                                                                              ------------
                                                                                10,730,932
                                                                              ------------
PAPER & FOREST PRODUCTS -- 1.3%
88,164                MeadWestvaco Corp.                                         2,718,977
27,094                Weyerhaeuser Co.                                           2,025,006
                                                                              ------------
                                                                                 4,743,983
                                                                              ------------
PHARMACEUTICALS -- 0.7%
13,593                Mylan Laboratories Inc.                                      287,356
75,768                Watson Pharmaceuticals, Inc.(2)                            2,002,548
                                                                              ------------
                                                                                 2,289,904
                                                                              ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.3%
64,498                Annaly Capital Management Inc.                               998,429
230,999               Education Realty Trust, Inc.(1)                            3,414,165
                                                                              ------------
                                                                                 4,412,594
                                                                              ------------
ROAD & RAIL -- 0.3%
57,304                Heartland Express, Inc.(1)                                   909,988
                                                                              ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.4%
110,049               Applied Materials, Inc.                                    2,016,098
38,080                KLA-Tencor Corp.                                           2,030,425
59,267                Teradyne, Inc.(1)(2)                                         980,276
                                                                              ------------
                                                                                 5,026,799
                                                                              ------------
SOFTWARE -- 0.6%
76,670                Synopsys, Inc.(2)                                          2,011,054
                                                                              ------------
SPECIALTY RETAIL -- 0.6%
64,692                Lowe's Companies, Inc.                                     2,037,151
                                                                              ------------

------
17

Mid Cap Value

Shares                                                                               Value

THRIFTS & MORTGAGE FINANCE -- 7.4%
196,297               Freddie Mac                                             $ 11,677,710
158,503               MGIC Investment Corp.                                      9,338,997
188,868               Washington Federal, Inc.(1)                                4,430,843
                                                                              ------------
                                                                                25,447,550
                                                                              ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.9%
13,439                Grainger (W.W.), Inc.                                      1,038,028
91,874                Interline Brands Inc.(1)(2)                                2,013,878
                                                                              ------------
                                                                                 3,051,906
                                                                              ------------
TOTAL COMMON STOCKS
(Cost $316,167,767)                                                            334,232,597
                                                                              ------------
Temporary Cash Investments -- 3.7%

Repurchase Agreement, Deutsche Bank Securities, Inc., (collateralized by various U.S. Treasury obligations, 2.375%, 4/15/11, valued at
$12,972,310), in a joint trading account at 5.10%, dated 3/30/07, due
4/2/07 (Delivery value $12,705,398)(4)
(Cost $12,700,000)                                                              12,700,000
                                                                              ------------

Shares                                                                               Value

Temporary Cash Investments -- Securities Lending Collateral(5) -- 7.4%

Repurchase Agreement, Citigroup Global Markets Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 3/30/07, due 4/2/07 (Delivery value
$25,562,856) (Cost $25,551,400)                                               $ 25,551,400
                                                                              ------------
TOTAL INVESTMENT SECURITIES -- 108.1%
(Cost $354,419,167)                                                            372,483,997
                                                                              ------------
OTHER ASSETS AND LIABILITIES -- (8.1)%                                         (27,986,074)
                                                                              ------------
TOTAL NET ASSETS -- 100.0%                                                    $344,497,923
                                                                              ============

Forward Foreign Currency Exchange Contracts
      Contracts to Sell        Settlement Date        Value        Unrealized Gain (Loss)
1,127,897       Euro for USD       4/30/07            $1,507,999         $ (1,619)
6,843,533       CAD for USD        4/30/07             5,939,605          (20,976)
                                                    ------------        ------------
                                                      $7,447,604         $(22,595)
                                                    ============        ============

(Value on Settlement Date $7,425,009)

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation

CAD = Canadian Dollar

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Security, or a portion thereof, was on loan as of March 31,
2007.

(2) Non-income producing.

(3) When-issued security.

(4) Security, or a portion thereof, has been segregated for a when-issued security.

(5) Investments represent purchases made by the lending agent with cash collateral received through securities lending
transactions.

See Notes to Financial Statements.

------
18

PERFORMANCE
Small Cap Value

Total Returns as of March 31, 2007
                                               Average Annual Returns
                                                              Since       Inception
                                    1 year     5 years      Inception       Date
INVESTOR CLASS                       9.38%     11.95%        15.63%        7/31/98
RUSSELL 2000 VALUE INDEX(1)         10.38%     13.61%        12.53%          --
Institutional Class                  9.52%     12.16%        16.82%       10/26/98
Advisor Class                        9.10%     11.70%        18.31%       12/31/99
C Class                              8.35%     10.87%        12.04%        6/1/01

(1) Data provided by Lipper Inc. - A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. Historically,
small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
19

Small Cap Value

Growth of $10,000 Over Life of Class

$10,000 investment made July 31, 1998

One-Year Returns Over Life of Class
Periods ended March 31
                               1999*     2000      2001      2002      2003      2004     2005      2006      2007
Investor Class                -4.24%    14.37%    36.51%    33.97%   -21.55%    51.53%   14.00%    18.67%     9.38%

Russell 2000 Value Index      -12.23%   13.26%    19.45%    23.74%   -23.27%    64.49%    9.79%    23.77%    10.38%

* From 7/31/98, the Investor Class's inception date. Not
annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. Historically,
small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
20

PORTFOLIO COMMENTARY
Small Cap Value

Portfolio Managers: Ben Giele and Steve Roth

Portfolio Manager Kevin Laub left American Century on October
31, 2006. Steve Roth, formerly a senior investment analyst on the Small Cap Value team, was promoted to portfolio manager to work with Senior Portfolio Manager Ben Giele, who has been on the team since the portfolio's inception in 1998.

PERFORMANCE SUMMARY

Small Cap Value advanced 9.38%(1) during the 12 months ended
March 31, 2007, compared with the 10.38% gain of its benchmark, the Russell 2000 Value Index. The portfolio's returns reflect operating expenses while the index's returns do not. The Lipper
Small-Cap Value Funds Index, which includes fund expenses,
returned 8.33%(2).

A favorable market environment, especially for value stocks
(described in the Market Perspective on page 2) generated these fiscal-year returns. On a relative basis, strong stock
selection in the information technology and health care sectors significantly boosted the portfolio's return and helped it
outperform the Lipper index. On the other hand, unfavorable
stock selection in the consumer discretionary and materials
sectors contributed to Small Cap Value's shortfall versus its benchmark.

Since the portfolio's July 31, 1998, inception, it has posted an average annual return of 15.63%, outpacing the benchmark's
12.53% return for the same period.

AREAS OF STRENGTH

Our holdings in the information technology sector made the
greatest contribution to performance against the benchmark.
Long-time holding Sybase was one noteworthy name. Sybase, an infrastructure and mobile applications software company,
announced a sharp quarterly increase in net income and raised its profit outlook for 2007. The firm also acquired Mobile 365, which now makes Sybase the leader in mobile messaging and
content delivery. We were rewarded for maintaining an
overweight position.

The health care sector also contributed significantly, partly due to merger and acquisition activity. Kos Pharmaceuticals and
Triad Hospitals were both targets of takeover activity. We sold the former after the announcement that the company would be
bought by Abbott Laboratories. We continue to own a modest
position in Triad because a second, higher bidder has emerged for this small, regional hospital, and

Top Ten Holdings as of March 31, 2007
                                                   % of          % of
                                                net assets    net assets
                                                  as of         as of
                                                 3/31/07       9/30/06
iShares Russell 2000 Value Index Fund              2.6%           --
Sybase, Inc.                                       2.0%          1.9%
iShares Russell 2000 Index Fund                    1.7%          3.5%
Parametric Technology Corp.                        1.6%          1.0%
Platinum Underwriters Holdings Ltd.                1.2%          1.2%
Getty Realty Corp.                                 1.1%          0.9%
First Midwest Bancorp, Inc.                        1.0%          1.0%
Fulton Financial Corp.                             1.0%          0.8%
South Financial Group Inc. (The)                   1.0%          1.0%
Washington Federal, Inc.                           1.0%          1.2%

(1) All fund returns referenced in this commentary are for
Investor Class shares.

(2) The Lipper Small-Cap Value Funds Index returned 13.71% for the 5-year period ended March 31, 2007.

------
21

Small Cap Value

the deal has not yet closed. Dade Behring Holdings, a long-time position, was also a significant contributor. This
diagnostic-products company continues to gain market share and generate substantial cash flow.

Elsewhere, Corrections Corp. of America finished the period as our top-contributing stock. The company specializes in the
design, building, and management of prisons, jails, and
detention facilities. During the period, the firm announced
substantial increases in federal revenues related to higher
inmate populations at its facilities. We sold the stock during the period.

CONSUMER DISCRETIONARY DISAPPOINTED

Our investments in the consumer discretionary sector detracted the most from relative performance during the reporting period.
Our stock selection worked against us, particularly among
specialty retailers. Teen novelty sensation Hot Topic was a
notable detractor. Fashion trends within its core customers
continued to be unfavorable, but we maintain a modest position in the stock on its depressed valuation.

Selection among media firms also generated drag and produced one of the period's top-detracting stocks. Valassis
Communications is a marketing services company that produces advertising inserts for newspapers. When the firm announced
plans to buy ADVO, the country's leading direct-mail media
firm, Valassis' share price fell on concern about ADVO's
considerable debt load. Reduced advertising spending nationwide added to the difficulty.

STARTING POINT FOR NEXT REPORTING PERIOD

As bottom-up managers, we evaluate each company individually and build the portfolio one stock at a time. In our search for companies that are undervalued, we will structure exposure to market segments as warranted based on the attractiveness of
individual companies.

As of March 31, 2007, the portfolio was broadly diversified, with a modest overweight position in industrials and an
underweight position in financials relative to the benchmark.

Top Five Industries* as of March 31, 2007
                                                  % of             % of
                                               net assets       net assets
                                                  as of            as of
                                                 3/31/07          9/30/06
Commercial Banks                                  7.9%             6.8%
Insurance                                         6.5%             7.6%
Software                                          4.9%             4.8%
Machinery                                         4.4%             4.9%
Real Estate Investment Trusts                     4.2%             4.6%

*Excludes securities in the Diversified category. These securities represent investments in diversified pools of underlying securities in multiple industry categories.

Types of Investments in Portfolio
                                                     % of           % of
                                                  net assets     net assets
                                                     as of          as of
                                                    3/31/07        9/30/06
Domestic Common Stocks                               92.4%          89.0%
Foreign Common Stocks(1)                             4.1%           5.6%
Foreign Convertible Preferred Stocks                 0.8%           0.7%
Domestic Preferred Stocks                            0.1%            --
Total Equity Exposure                                97.4%          95.3%
Temporary Cash Investments                           2.7%           4.3%
Other Assets and Liabilities(2)                     (0.1)%          0.4%

(1)       Includes depositary shares, dual listed securities and foreign ordinary shares.

(2)       Includes securities lending collateral and other assets and liabilities.

------
22

SCHEDULE OF INVESTMENTS
Small Cap Value

MARCH 31, 2007

Shares                                                                               Value

Common Stocks -- 96.5%

AEROSPACE & DEFENSE -- 2.1%
190,000                AeroVironment Inc.(1)                                   $ 4,343,400
180,000                Alliant Techsystems Inc.(1)(2)                           15,825,600
120,000                Curtiss-Wright Corp.(2)                                   4,624,800
165,000                DRS Technologies, Inc.(2)                                 8,608,050
340,000                EDO Corp.(2)                                              8,908,000
105,000                Moog Inc. Cl A(1)(2)                                      4,373,250
                                                                            --------------
                                                                                46,683,100
                                                                            --------------
AIRLINES -- 0.8%
195,000                Alaska Air Group, Inc.(1)(2)                              7,429,500
345,000                SkyWest, Inc.(2)                                          9,256,350
                                                                            --------------
                                                                                16,685,850
                                                                            --------------
AUTO COMPONENTS -- 1.2%
120,000                American Axle & Manufacturing Holdings, Inc.(2)           3,282,000
720,000                ArvinMeritor Inc.                                        13,140,000
240,000                Superior Industries International, Inc.(2)                4,999,200
130,000                Tenneco Automotive Inc.(1)(2)                             3,309,800
                                                                             -------------
                                                                                24,731,000
                                                                             -------------
BUILDING PRODUCTS -- 0.9%
480,000                Griffon Corp.(1)(2)                                      11,880,000
95,000                 Lennox International Inc.                                 3,391,500
65,000                 Universal Forest Products Inc.(2)                         3,220,750
                                                                            --------------
                                                                                18,492,250
                                                                            --------------
CAPITAL MARKETS -- 3.9%
355,000                Apollo Investment Corp.(2)                                7,597,000
310,806                Cowen Group Inc.(1)(2)                                    5,171,812
200,000                HFF Inc. Cl A(1)                                          3,000,000
605,000                Highland Distressed Opportunities Inc.(1)                 8,693,850
415,000                Knight Capital Group, Inc. Cl A(1)(2)                     6,573,600
195,000                Kohlberg Capital Corp.(1)(2)                              3,120,000
60,000                 Lazard Ltd. Cl A(2)                                       3,010,800
460,000                MCG Capital Corp.(2)                                      8,629,600
410,000                MVC Capital Inc.(2)                                       6,416,500
1,180,000              Patriot Capital Funding, Inc.(3)                         16,756,000
600,000                Waddell & Reed Financial Inc.                            13,992,000
                                                                            --------------
                                                                                82,961,162
                                                                            --------------

Shares                                                                               Value

CHEMICALS -- 2.5%

70,000                 CF Industries Holdings, Inc.(2)                          $2,698,500
390,000                Ferro Corp.(2)                                            8,427,900
165,000                Hercules Inc.(1)                                          3,224,100
252,025                Innophos Holdings, Inc.(2)                                4,357,512
235,000                Minerals Technologies Inc.(2)                            14,607,600
910,000                Olin Corp.                                               15,415,400
170,000                Sensient Technologies Corp.(2)                            4,382,600
                                                                            --------------
                                                                                53,113,612
                                                                            --------------
COMMERCIAL BANKS -- 7.9%
275,000                Central Pacific Financial Corp.(2)                       10,056,750
295,000                Chemical Financial Corp.(2)                               8,788,050
145,000                City National Corp.(2)                                   10,672,000
120,000                Cullen/Frost Bankers, Inc.                                6,279,600
585,000                First Midwest Bancorp, Inc.(2)                           21,498,750
205,000                FirstMerit Corp.(2)                                       4,327,550
1,475,000              Fulton Financial Corp.(2)                                21,431,750
400,000                Greater Bay Bancorp(2)                                   10,756,000
560,000                Hanmi Financial Corp.(2)                                 10,673,600
330,000                Pacific Capital Bancorp(2)                               10,599,600
130,000                Provident Bankshares Corp.(2)                             4,271,800
865,000                South Financial Group Inc. (The)                         21,382,800
770,000                Sterling Bancshares, Inc.(2)                              8,608,600
570,000                TCF Financial Corp.                                      15,025,200
100,000                Wilmington Trust Corporation(2)                           4,217,000
                                                                            --------------
                                                                               168,589,050
                                                                            --------------
COMMERCIAL SERVICES & SUPPLIES -- 3.4%
585,000                American Ecology Corp.(2)                                11,237,850
450,000                FTI Consulting, Inc.(1)                                  15,115,500
330,000                G&K Services Inc. Cl A(2)                                11,972,400
385,000                Herman Miller Inc.(2)                                    12,893,650
100,000                Kelly Services, Inc. Cl A(2)                              3,220,000
235,000                Labor Ready Inc.(1)(2)                                    4,462,650
110,000                United Stationers Inc.(1)(2)                              6,591,200
112,500                Waste Connections, Inc.(1)(2)                             3,368,250
65,000                 Watson Wyatt Worldwide Inc.(2)                            3,162,250
                                                                            --------------
                                                                                72,023,750
                                                                            --------------

------
23

Small Cap Value

Shares                                                                               Value

COMMUNICATIONS EQUIPMENT -- 0.9%
120,000                Avocent Corp.(1)                                         $3,236,400
1,325,000              EFJ Inc.(1)(2)(3)                                         7,075,500
180,000                Inter-Tel, Inc.(2)                                        4,255,200
185,000                Plantronics, Inc.(2)                                      4,369,700
                                                                            --------------
                                                                                18,936,800
                                                                            --------------
COMPUTERS & PERIPHERALS -- 1.8%
225,000                Electronics for Imaging, Inc.(1)(2)                       5,276,250
815,000                Emulex Corp.(1)(2)                                       14,906,350
105,000                Imation Corporation                                       4,239,900
920,000                Neoware Inc.(1)(2)(3)                                     9,264,400
320,000                Rackable Systems, Inc.(1)(2)                              5,430,400
                                                                            --------------
                                                                                39,117,300
                                                                            --------------
CONSTRUCTION & ENGINEERING -- 1.4%
60,000                 Granite Construction Inc.(2)                              3,315,600
165,000                Insituform Technologies, Inc. Cl A(1)(2)                  3,430,350
130,000                Shaw Group Inc. (The)(1)(2)                               4,065,100
205,000                URS Corp.(1)                                              8,730,950
145,000                Washington Group International, Inc.(1)(2)                9,630,900
                                                                            --------------
                                                                                29,172,900
                                                                            --------------
CONSUMER FINANCE -- 0.8%
810,000                Advance America, Cash Advance Centers, Inc.(2)           12,465,900
180,000                Nelnet Inc. Cl A(2)                                       4,314,600
                                                                            --------------
                                                                                16,780,500
                                                                            --------------
CONTAINERS & PACKAGING -- 1.0%
65,000                 AptarGroup, Inc.(2)                                       4,350,450
385,000                Bemis Co., Inc.                                          12,855,150
115,000                Sonoco Products Co.                                       4,321,700
                                                                            --------------
                                                                                21,527,300
                                                                            --------------
DIVERSIFIED -- 4.3%
460,000                iShares Russell 2000 Index Fund(2)                       36,547,000
690,000                iShares Russell 2000 Value Index Fund(2)                 55,855,500
                                                                            --------------
                                                                                92,402,500
                                                                            --------------
DIVERSIFIED CONSUMER SERVICES -- 0.7%
1,095,000              Corinthian Colleges Inc.(1)(2)                           15,056,250
                                                                            --------------
DIVERSIFIED FINANCIAL SERVICES -- 0.4%
505,000                Asset Acceptance Capital Corp.(1)(2)                      7,812,350
                                                                            --------------

Shares                                                                               Value

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
135,000                Atlantic Tele-Network Inc.                               $3,527,550
215,000                Iowa Telecommunications Services Inc.(2)                  4,300,000
                                                                            --------------
                                                                                 7,827,550
                                                                            --------------
ELECTRIC UTILITIES -- 1.4%
225,000                Empire District Electric Co.(2)                           5,580,000
310,000                Great Plains Energy Inc.(2)                              10,059,500
95,000                 IDACORP, Inc.(2)                                          3,214,800
120,000                MGE Energy, Inc.(2)                                       4,255,200
240,000                Westar Energy Inc.(2)                                     6,604,800
                                                                            --------------
                                                                                29,714,300
                                                                            --------------
ELECTRICAL EQUIPMENT -- 1.2%
65,000                 Belden CDT Inc.                                           3,483,350
75,000                 Genlyte Group Inc.(1)(2)                                  5,291,250
275,000                LSI Industries Inc.(2)                                    4,603,500
190,000                Regal-Beloit Corp.(2)                                     8,812,200
115,000                Smith (A.O.) Corp.(2)                                     4,395,300
                                                                            --------------
                                                                                26,585,600
                                                                            --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.3%
235,000                Aeroflex Inc.(1)(2)                                       3,090,250
640,000                Benchmark Electronics Inc.(1)(2)                         13,222,400
210,000                Coherent, Inc.(1)                                         6,665,400
295,000                Paxar Corp.(1)                                            8,466,500
175,000                Technitrol, Inc.                                          4,583,250
555,000                TTM Technologies, Inc.(1)(2)                              5,294,700
600,000                Vishay Intertechnology, Inc.(1)                           8,388,000
                                                                            --------------
                                                                                49,710,500
                                                                            --------------
ENERGY EQUIPMENT & SERVICES -- 2.7%
580,000                Global Industries Ltd.(1)                                10,608,200
210,000                Helmerich & Payne, Inc.                                   6,371,400
230,000                Horizon Offshore, Inc.(1)                                 3,325,800
110,000                Hornbeck Offshore Services Inc.(1)(2)                     3,151,500
310,000                Key Energy Services, Inc.(1)                              5,068,500
195,000                Lone Star Technologies, Inc.(1)                          12,875,850
95,000                 Lufkin Industries Inc.(2)                                 5,337,100
255,000                North American Energy Partners Inc.(1)                    5,377,950
60,000                 Unit Corporation(1)                                       3,035,400
73,712                 W-H Energy Services Inc.(1)                               3,445,299
                                                                            --------------
                                                                                58,596,999
                                                                            --------------

------
24

Small Cap Value

Shares                                                                               Value

FOOD & STAPLES RETAILING -- 0.3%
100,000                BJ's Wholesale Club Inc.(1)                              $3,383,000
130,000                Casey's General Stores, Inc.(2)                           3,251,300
                                                                            --------------
                                                                                 6,634,300
                                                                            --------------
FOOD PRODUCTS -- 1.7%
205,000                Corn Products International Inc.                          7,295,950
380,000                Del Monte Foods Co.                                       4,362,400
160,000                Delta and Pine Land Company                               6,592,000
85,000                 J.M. Smucker Co. (The)                                    4,532,200
130,000                Lancaster Colony Corp.(2)                                 5,744,700
55,000                 Ralcorp Holdings, Inc.(1)(2)                              3,536,500
150,000                Reddy Ice Holdings Inc.(2)                                4,527,000
                                                                            --------------
                                                                                36,590,750
                                                                            --------------
GAS UTILITIES -- 1.3%
280,000                Atmos Energy Corp.(2)                                     8,758,400
605,000                WGL Holdings Inc.(2)                                     19,347,900
                                                                            --------------
                                                                                28,106,300
                                                                            --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.6%
75,000                 Biosite Inc.(1)(2)                                        6,297,750
245,000                Dade Behring Holdings Inc.                               10,743,250
105,000                Orthofix International N.V.(1)                            5,360,250
160,000                Steris Corp.                                              4,249,600
160,000                Vital Signs Inc.                                          8,316,800
                                                                            --------------
                                                                                34,967,650
                                                                            --------------
HEALTH CARE PROVIDERS & SERVICES -- 2.9%
485,000                Alliance Imaging Inc.(1)(2)                               4,234,050
574,746                Amsurg Corp.(1)(2)                                       14,075,530
370,000                Community Health Systems Inc.(1)                         13,042,500
100,000                LCA-Vision Inc.(2)                                        4,119,000
170,000                LifePoint Hospitals Inc.(1)                               6,497,400
75,000                 Magellan Health Services Inc.(1)                          3,150,000
75,000                 Pediatrix Medical Group, Inc.(1)(2)                       4,279,500
260,000                RehabCare Group, Inc.(1)(2)                               4,126,200
165,000                Triad Hospitals Inc.(1)                                   8,621,250
                                                                            --------------
                                                                                62,145,430
                                                                            --------------
HOTELS, RESTAURANTS & LEISURE -- 2.8%
150,000                CEC Entertainment Inc.(1)                                 6,231,000
155,000                International Speedway Corp.                              8,013,500
110,000                Landry's Restaurants Inc.(2)                              3,256,000
165,000                OSI Restaurant Partners, Inc.                             6,517,500
255,000                Rare Hospitality International Inc.(1)(2)                 7,672,950

Shares                                                                               Value

410,000                Red Robin Gourmet Burgers Inc.(1)(2)                   $ 15,916,200
150,000                Ruby Tuesday Inc.(2)                                      4,290,000
140,000                Speedway Motorsports Inc.(2)                              5,425,000
150,000                Town Sports International Holdings, Inc.(1)(2)            3,270,000
                                                                            --------------
                                                                                60,592,150
                                                                            --------------
HOUSEHOLD DURABLES -- 1.1%
140,000                American Greetings Cl A(2)                                3,249,400
400,000                Ethan Allen Interiors Inc.(2)                            14,136,000
205,000                Furniture Brands International, Inc.(2)                   3,234,900
290,000                La-Z-Boy Inc.(2)                                          3,590,200
                                                                            --------------
                                                                                24,210,500
                                                                            --------------
HOUSEHOLD PRODUCTS -- 0.3%
220,000                Central Garden & Pet Co.(1)(2)                            3,249,400
160,000                Central Garden & Pet Co. Cl A(1)(2)                       2,352,000
                                                                            --------------
                                                                                 5,601,400
                                                                            --------------
INSURANCE -- 5.7%
420,000                American Equity Investment Life Holding Co.(2)            5,514,600
735,000                Aspen Insurance Holdings Ltd.                            19,264,350
80,000                 Delphi Financial Group, Inc. Cl A(2)                      3,218,400
305,000                Endurance Specialty Holdings Ltd.                        10,900,700
355,000                HCC Insurance Holdings, Inc.(2)                          10,934,000
135,000                Hilb Rogal & Hobbs Co.(2)                                 6,621,750
150,000                IPC Holdings, Ltd.(2)                                     4,327,500
404,814                National Atlantic Holdings Corp. Cl A(1)                  5,234,245
205,000                National Financial Partners Corp.(2)                      9,616,550
300,000                Phoenix Companies Inc.(2)                                 4,164,000
820,000                Platinum Underwriters Holdings Ltd.                      26,305,600
80,000                 ProAssurance Corp.(1)(2)                                  4,092,000
85,000                 Protective Life Corporation                               3,743,400
250,000                United Fire & Casualty Co.(2)                             8,782,500
                                                                            --------------
                                                                               122,719,595
                                                                            --------------
INTERNET SOFTWARE & SERVICES -- 0.2%
745,000                webMethods, Inc.(1)(2)                                    5,356,550
                                                                            --------------
IT SERVICES -- 2.0%
500,000                eFunds Corp.(1)(2)                                       13,330,000
250,000                MAXIMUS, Inc.(2)                                          8,620,000
1,140,000              Perot Systems Corp. Cl A(1)(2)                           20,371,800
                                                                            --------------
                                                                                42,321,800
                                                                            --------------

------
25

Small Cap Value

Shares                                                                               Value

LEISURE EQUIPMENT & PRODUCTS -- 1.0%
825,000                K2 Inc.(1)(2)                                            $9,974,250
235,000                Nautilus Inc.(2)                                          3,626,050
90,000                 Polaris Industries Inc.(2)                                4,318,200
80,000                 RC2 Corp.(1)(2)                                           3,231,200
                                                                            --------------
                                                                                21,149,700
                                                                            --------------
LIFE SCIENCES TOOLS & SERVICES -- 0.8%
785,000                PRA International(1)(2)                                  16,924,600
                                                                            --------------
MACHINERY -- 4.4%
185,000                Albany International Corp.(2)                             6,648,900
420,000                Altra Holdings Inc.(1)                                    5,758,200
105,000                Briggs & Stratton Corp.(2)                                3,239,250
160,000                Crane Co.                                                 6,467,200
365,000                Kaydon Corporation(2)                                    15,534,400
195,000                Kennametal Inc.                                          13,183,950
430,000                Mueller Industries Inc.(2)                               12,943,000
425,000                Pentair, Inc.(2)                                         13,243,000
440,000                Timken Co.                                               13,336,400
265,000                Wabash National Corp.(2)                                  4,086,300
                                                                            --------------
                                                                                94,440,600
                                                                            --------------
MARINE -- 0.2%
75,000                 Alexander & Baldwin, Inc.(2)                              3,783,000
                                                                            --------------
MEDIA -- 1.9%
235,000                Belo Corp. Series A(2)                                    4,387,450
725,000                Entravision Communications Corp. Cl A(1)(2)               6,771,500
405,000                Hearst-Argyle Television, Inc.(2)                        11,011,950
1,185,000              Journal Communications Inc.(2)                           15,535,350
225,000                Valassis Communications, Inc.(1)                          3,867,750
                                                                            --------------
                                                                                41,574,000
                                                                            --------------
METALS & MINING -- 1.3%
215,000                Claymont Steel Holdings Inc.(1)                           4,284,950
50,000                 Cleveland-Cliffs Inc.(2)                                  3,200,500
45,000                 Haynes International Inc.(1)                              3,281,850
70,000                 Reliance Steel & Aluminum Company(2)                      3,388,000
80,000                 Ryerson Inc.(2)                                           3,169,600
275,000                Schnitzer Steel Industries, Inc. Cl A(2)                 11,046,750
                                                                            --------------
                                                                                28,371,650
                                                                            --------------
MULTI-UTILITIES -- 0.7%
545,000                Puget Energy, Inc.                                       13,995,600
                                                                            --------------
MULTILINE RETAIL -- 0.7%
560,000                Fred's, Inc.(2)                                           8,232,000
510,000                Tuesday Morning Corp.(2)                                  7,568,400
                                                                            --------------
                                                                                15,800,400
                                                                            --------------

Shares                                                                               Value

OIL, GAS & CONSUMABLE FUELS -- 3.2%
485,000                Alpha Natural Resources, Inc.(1)(2)                      $7,580,550
145,000                Cimarex Energy Co.(2)                                     5,367,900
370,000                Double Hull Tankers Inc.(2)                               5,468,600
220,000                Encore Acquisition Co.(1)(2)                              5,321,800
95,000                 Forest Oil Corporation(1)(2)                              3,170,150
230,000                Helix Energy Solutions Group, Inc.(1)                     8,576,700
290,000                St. Mary Land & Exploration Co.                          10,637,200
110,000                Stone Energy Corp.(1)                                     3,265,900
630,000                W&T Offshore Inc.(2)                                     18,225,900
                                                                            --------------
                                                                                67,614,700
                                                                            --------------
PAPER & FOREST PRODUCTS -- 0.3%
205,000                Glatfelter (P.H.) Co.(2)                                  3,056,550
110,000                Neenah Paper Inc.(2)                                      4,371,400
                                                                            --------------
                                                                                 7,427,950
                                                                            --------------
PHARMACEUTICALS -- 0.9%
145,000                Adams Respiratory Therapeutics, Inc.(1)(2)                4,876,350
200,000                Alpharma Inc. Cl A(2)                                     4,816,000
170,000                Par Pharmaceutical Companies Inc.(1)(2)                   4,270,400
275,000                Perrigo Co.(2)                                            4,856,500
                                                                            --------------
                                                                                18,819,250
                                                                            --------------
REAL ESTATE INVESTMENT TRUSTS -- 4.1%
475,000                Alesco Financial Inc.(2)                                  4,137,250
690,000                Annaly Capital Management Inc.(2)                        10,681,200
590,000                Education Realty Trust, Inc.                              8,720,200
830,000                Getty Realty Corp.(2)                                    23,854,200
240,000                Healthcare Realty Trust Inc.(2)                           8,952,000
245,000                Highland Hospitality Corp.(2)                             4,361,000
635,000                Lexington Realty Trust(2)                                13,417,550
720,000                MFA Mortgage Investments, Inc.                            5,544,000
180,000                National Retail Properties, Inc.(2)                       4,354,200
155,000                Realty Income Corp.(2)                                    4,371,000
                                                                            --------------
                                                                                88,392,600
                                                                            --------------
ROAD & RAIL -- 1.3%
90,000                 Arkansas Best Corporation(2)                              3,199,500
360,000                Heartland Express, Inc.(2)                                5,716,800
1,000,000              Werner Enterprises Inc.(2)                               18,170,000
                                                                            --------------
                                                                                27,086,300
                                                                            --------------

------
26

Small Cap Value

Shares                                                                               Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.8%
95,000                 Cabot Microelectronics Corp.(1)(2)                      $ 3,183,450
235,000                Cohu, Inc.(2)                                             4,418,000
865,000                Mattson Technology Inc.(1)(2)                             7,871,500
90,000                 MKS Instruments, Inc.(1)(2)                               2,296,800
195,000                Rudolph Technologies Inc.(1)(2)                           3,400,800
60,000                 Varian Semiconductor Equipment Associates,
                       Inc.(1)(2)                                                3,202,800
565,000                Veeco Instruments Inc.(1)(2)                             11,017,500
154,160                Verigy Ltd.(1)(2)                                         3,618,135
                                                                            --------------
                                                                                39,008,985
                                                                            --------------
SOFTWARE -- 4.9%
450,000                Aspen Technology, Inc.(1)                                 5,850,000
270,000                Jack Henry & Associates Inc.(2)                           6,493,500
545,000                Lawson Software Inc.(1)(2)                                4,409,050
1,750,000              Parametric Technology Corp.(1)(2)                        33,407,500
1,700,000              Sybase, Inc.(1)                                          42,976,000
1,385,000              Ulticom, Inc.(1)                                         11,357,000
                                                                            --------------
                                                                               104,493,050
                                                                            --------------
SPECIALTY RETAIL -- 3.1%
175,000                Barnes & Noble Inc.                                       6,903,750
310,000                Borders Group Inc.(2)                                     6,330,200
75,000                 Brown Shoe Company, Inc.                                  3,150,000
195,000                Cato Corp. (The)(2)                                       4,561,050
265,000                Charming Shoppes, Inc.(1)(2)                              3,431,750
105,000                Group 1 Automotive, Inc.                                  4,175,850
770,000                Hot Topic, Inc.(1)(2)                                     8,547,000
855,000                Pier 1 Imports, Inc.(2)                                   5,908,050
155,000                Rent-A-Center Inc.(1)(2)                                  4,336,900
165,000                Stage Stores Inc.(2)                                      3,846,150
265,000                Talbots Inc.(2)                                           6,259,300
210,000                United Auto Group, Inc.(2)                                4,263,000
165,000                Zale Corp.(1)(2)                                          4,352,700
                                                                            --------------
                                                                                66,065,700
                                                                            --------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.6%
585,000                Kenneth Cole Productions Inc.(2)                         15,016,950
135,000                Oxford Industries, Inc.(2)                                6,674,400
425,000                Wolverine World Wide, Inc.(2)                            12,142,250
                                                                            --------------
                                                                                33,833,600
                                                                            --------------

Shares                                                                               Value

THRIFTS & MORTGAGE FINANCE -- 2.0%
230,000                First Niagara Financial Group Inc.(2)                   $ 3,199,300
290,000                Flagstar Bancorp Inc.(2)                                  3,465,500
80,000                 MAF Bancorp Inc.(2)                                       3,307,200
205,000                Triad Guaranty Inc.(1)(2)                                 8,489,050
870,000                Washington Federal, Inc.(2)                              20,410,200
90,000                 Webster Financial Corp.(2)                                4,320,900
                                                                            --------------
                                                                                43,192,150
                                                                            --------------
TOBACCO -- 0.2%
80,000                 Universal Corp.                                           4,908,000
                                                                            --------------
TRADING COMPANIES & DISTRIBUTORS -- 0.2%
180,000                Applied Industrial Technologies Inc.(2)                   4,415,400
                                                                            --------------
TOTAL COMMON STOCKS
(Cost $1,806,279,373)                                                        2,067,064,283
                                                                            --------------
Convertible Preferred Stocks -- 0.8%

INSURANCE -- 0.8%
300,000                Aspen Insurance, 5.625%, 12/31/49
(Cost $14,939,235)                                                              16,275,000
                                                                            --------------
Preferred Stocks -- 0.1%

REAL ESTATE INVESTMENT TRUSTS -- 0.1%
130,000                National Retail Properties Inc., 7.375%,
                       10/12/11
(Cost $3,259,730)                                                                3,321,500
                                                                            --------------
Temporary Cash Investments -- 2.7%

Repurchase Agreement, Deutsche Bank Securities, Inc., (collateralized by various U.S. Treasury obligations, 2.375%, 4/15/11, valued at
$58,630,755), in a joint trading account at 5.10%, dated 3/30/07, due
4/2/07 (Delivery value $57,424,395)                                             57,400,000

Repurchase Agreement, Merrill Lynch & Co. Inc., (collateralized by various U.S. Treasury obligations, 4.125%, 8/15/08, valued at
$1,020,230), in a joint trading account at 5.07%, dated 3/30/07, due
4/2/07 (Delivery value $1,000,423)                                               1,000,000
                                                                            --------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $58,400,000)                                                              58,400,000
                                                                            --------------

------
27

Small Cap Value

Shares                                                                               Value

TEMPORARY CASH INVESTMENTS --
SECURITIES LENDING COLLATERAL(4) -- 23.7%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending
agent), 5.43%, dated 3/30/07, due 4/2/07 (Delivery value $100,045,250)        $100,000,000

Repurchase Agreement, Citigroup Global Markets Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 3/30/07, due 4/2/07 (Delivery value
$58,020,564)                                                                    57,994,563

Repurchase Agreement, Credit Suisse First Boston Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.44%, dated 3/30/07, due 4/2/07 (Delivery value
$100,045,333)                                                                  100,000,000

Repurchase Agreement, Deutsche Bank AG, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending
agent), 5.38%, dated 3/30/07, due 4/2/07 (Delivery value $100,044,833)         100,000,000

Repurchase Agreement, Lehman Brothers Inc., (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending
agent), 5.44%, dated 3/30/07, due 4/2/07 (Delivery value $100,045,333)         100,000,000

Shares                                                                               Value

Repurchase Agreement, UBS AG, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending
agent), 5.44%, dated 3/30/07, due 4/2/07 (Delivery value $50,022,667)          $50,000,000
                                                                            --------------
TOTAL TEMPORARY CASH INVESTMENTS --
SECURITIES LENDING COLLATERAL
(Cost $507,994,563)                                                            507,994,563
                                                                            --------------
TOTAL INVESTMENT SECURITIES -- 123.8%
(Cost $2,390,872,901)                                                        2,653,055,346
                                                                            --------------
OTHER ASSETS AND LIABILITIES -- (23.8)%                                       (510,864,781)
                                                                            --------------
TOTAL NET ASSETS -- 100.0%                                                  $2,142,190,565
                                                                            ==============

Notes to Schedule of Investments

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of March 31,
2007.

(3) Affiliated Company: the fund's holding represents ownership of 5% or more of the voting securities of the company;
therefore, the company is affiliated as defined in the
Investment Company Act of 1940.

(4) Investment represent purchases made by the lending agent was cash collateral received through securities lending
transactions.

See Notes to Financial Statements.

------
28

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including
management fees; distribution and service (12b-1) fees; and
other fund expenses. This example is intended to help you
understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of
investing in other mutual funds.

The example is based on an investment of $1,000 made at the
beginning of the period and held for the entire period from
October 1, 2006 to March 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses
Paid During Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional Class shares of the American Century
Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account
maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your
accounts to pay the $12.50 fee. In determining your total
eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage
accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts,
UGMA/UTMA accounts, personal trusts, Coverdell Education
Savings Accounts and IRAs (including traditional, Roth,
Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other
retirement accounts. If you have only business, business
retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your
accounts exclusively online. If you are subject to the Account
Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any
transactional costs, such as sales charges (loads) or
redemption/exchange fees. Therefore, the table is useful in
comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In
addition, if these transactional costs were included, your
costs would have been higher.

------
29

                          Beginning         Ending        Expenses Paid
                        Account Value   Account Value    During Period*      Annualized
                           10/1/06         3/31/07      10/1/06 - 3/31/07  Expense Ratio*

Equity Income Shareholder Fee Example
ACTUAL
Investor Class              $1,000        $1,072.60           $4.96             0.96%
Institutional Class         $1,000        $1,073.60           $3.93             0.76%
Advisor Class               $1,000        $1,071.20           $6.25             1.21%
C Class                     $1,000        $1,067.30          $10.10             1.96%
R Class                     $1,000        $1,070.10           $7.54             1.46%
HYPOTHETICAL
Investor Class              $1,000        $1,020.14           $4.84             0.96%
Institutional Class         $1,000        $1,021.14           $3.83             0.76%
Advisor Class               $1,000        $1,018.90           $6.09             1.21%
C Class                     $1,000        $1,015.16           $9.85             1.96%
R Class                     $1,000        $1,017.65           $7.34             1.46%

Mid Cap Value Shareholder Fee Example
ACTUAL
Investor Class              $1,000        $1,126.00           $5.30             1.00%
Institutional Class         $1,000        $1,126.20           $4.24             0.80%
Advisor Class               $1,000        $1,124.60           $6.62             1.25%
R Class                     $1,000        $1,122.40           $7.94             1.50%
HYPOTHETICAL
Investor Class              $1,000        $1,019.95           $5.04             1.00%
Institutional Class         $1,000        $1,020.94           $4.03             0.80%
Advisor Class               $1,000        $1,018.70           $6.29             1.25%
R Class                     $1,000        $1,017.45           $7.54             1.50%

Small Cap Value Shareholder Fee Example
ACTUAL
Investor Class              $1,000        $1,104.40           $6.56             1.25%
Institutional Class         $1,000        $1,104.70           $5.51             1.05%
Advisor Class               $1,000        $1,103.70           $7.87             1.50%
C Class                     $1,000        $1,099.80          $11.78             2.25%
HYPOTHETICAL
Investor Class              $1,000        $1,018.70           $6.29             1.25%
Institutional Class         $1,000        $1,019.70           $5.29             1.05%
Advisor Class               $1,000        $1,017.45           $7.54             1.50%
C Class                     $1,000        $1,013.71          $11.30             2.25%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
30

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2007
                                        Equity Income    Mid Cap Value    Small Cap Value
ASSETS
Investment securities --
unaffiliated, at value (cost of
$5,981,503,089, $328,867,767 and
$1,848,661,110, respectively) --
including $447,382,231, $25,044,797
and $495,474,435 of securities on
loan, respectively                       $6,388,015,768    $346,932,597     $2,111,964,883

Investment securities --
affiliated, at value (cost of
$174,671,735, $-- and $34,217,228,
respectively) -- including
$1,140,508, $-- and $2,965,372 of
securities on loan, respectively            361,685,836              --         33,095,900

Investments made with cash
collateral received for securities
on loan, at value (cost of
$459,290,057, $25,551,400 and
$507,994,563, respectively)                 459,290,057      25,551,400        507,994,563
                                          -------------    ------------     --------------

Total investment securities, at
value (cost of $6,615,464,881,
$354,419,167 and $2,390,872,901,
respectively)                             7,208,991,661     372,483,997      2,653,055,346

Cash                                         79,803,605         544,728                 --

Receivable for investments sold              67,339,220       5,242,209         22,965,015

Receivable for capital shares sold              185,348              --                 --

Dividends and interest receivable            25,012,973         607,795          2,662,768
                                          -------------    ------------     --------------

                                          7,381,332,807     378,878,729      2,678,683,129
                                          -------------    ------------     --------------

LIABILITIES

Disbursements in excess of demand
deposit cash                                         --              --          2,335,383

Payable for collateral received for
securities on loan                          459,290,057      25,551,400        507,994,563

Payable for investments purchased           120,922,619       8,522,360         23,857,308

Payable for forward foreign
currency exchange contracts                     785,012          22,595                 --

Payable for capital shares redeemed              41,609              --             41,381

Accrued management fees                       5,034,840         275,562          2,079,010

Distribution fees payable                       329,669           4,295             93,195

Service fees (and distribution fees
R Class) payable                                295,226           4,594             91,724
                                          -------------    ------------     --------------
                                            586,699,032      34,380,806        536,492,564
                                          -------------    ------------     --------------

NET ASSETS                               $6,794,633,775    $344,497,923     $2,142,190,565
                                          =============    ============     ==============

See Notes to Financial Statements.

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31

MARCH 31, 2007
                                       Equity Income     Mid Cap Value     Small Cap Value
NET ASSETS CONSIST OF:
Capital (par value and paid-in
surplus)                                $6,004,076,141     $311,188,477     $1,779,515,824

Undistributed net investment income         23,339,414          399,163          2,682,853

Undistributed net realized gain on
investment and foreign currency
transactions                               174,388,472       14,867,381         97,809,443

Net unrealized appreciation on
investments and translation of
assets and liabilities in foreign
currencies                                 592,829,748       18,042,902        262,182,445
                                        --------------     ------------     --------------
                                        $6,794,633,775     $344,497,923     $2,142,190,565
                                        ==============     ============     ==============

INVESTOR CLASS, $0.01 PAR VALUE
Net assets                              $4,790,509,974     $301,642,425     $1,261,391,805
Shares outstanding                         553,904,408       22,637,192        125,988,751
Net asset value per share                        $8.65           $13.33             $10.01

INSTITUTIONAL CLASS,
$0.01 PAR VALUE
Net assets                                $551,202,403      $20,623,303       $443,172,802
Shares outstanding                          63,708,377        1,547,473         44,164,391
Net asset value per share                        $8.65           $13.33             $10.03

ADVISOR CLASS, $0.01 PAR VALUE
Net assets                              $1,280,888,309      $21,411,999       $434,182,313
Shares outstanding                         148,092,588        1,606,854         43,439,779
Net asset value per share                        $8.65           $13.33             $10.00

C CLASS, $0.01 PAR VALUE
Net assets                                $127,265,809              N/A         $3,443,645
Shares outstanding                          14,713,119              N/A            359,284
Net asset value per share                        $8.65              N/A              $9.58

R CLASS, $0.01 PAR VALUE
Net assets                                 $44,767,280         $820,196                N/A
Shares outstanding                           5,185,522           61,560                N/A
Net asset value per share                        $8.63           $13.32                N/A

See Notes to Financial Statements.

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32

Statement of Operations

YEAR ENDED MARCH 31, 2007
                                           Equity Income   Mid Cap Value    Small Cap Value
INVESTMENT INCOME (LOSS)
INCOME:
Dividends (including $11,176,721, $--
and $1,264,150, respectively, from
affiliates and net of foreign taxes
withheld of $492,773, $28,139 and $--,
respectively)                                $166,965,467     $ 5,036,401     $ 34,515,290

Interest                                       27,375,776         608,307        4,313,511
                                             ------------     -----------     ------------

                                              194,341,243       5,644,708       38,828,801
                                             ------------     -----------     ------------

EXPENSES:
Management fees                                51,707,703       2,390,210       24,739,671

Distribution fees:
   Advisor Class                                2,540,342          31,738        1,082,674
   C Class                                        823,582              --           26,470

Service fees:
   Advisor Class                                2,540,342          31,738        1,082,674
   C Class                                        274,527              --            8,823

Service and distribution fees --
R Class                                           163,176             751               --
Directors' fees and expenses                      124,926           3,976           48,502

Other expenses                                     38,031             625            6,177
                                             ------------     -----------     ------------
                                               58,212,629       2,459,038       26,994,991
                                             ------------     -----------     ------------

NET INVESTMENT INCOME (LOSS)                  136,128,614       3,185,670       11,833,810
                                             ------------     -----------     ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:
Investment transactions (including
$11,814,673, $-- and $(970,045) from
affiliates, respectively)                     485,702,899      24,497,326      269,066,459

Foreign currency transactions                (13,308,755)       (221,482)               --
                                             ------------     -----------     ------------
                                              472,394,144      24,275,844      269,066,459
                                             ------------     -----------     ------------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:
Investments                                   213,975,501      12,585,178     (96,758,855)

Translation of assets and liabilities in
foreign currencies                               (95,593)        (13,230)               --
                                             ------------     -----------     ------------
                                              213,879,908      12,571,948     (96,758,855)
                                             ------------     -----------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)       686,274,052      36,847,792      172,307,604
                                             ------------     -----------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    $822,402,666     $40,033,462     $184,141,414
                                             ============     ===========     ============

See Notes to Financial Statements.

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33

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2007 AND MARCH 31, 2006
                                  Equity Income                       Mid Cap Value
Increase (Decrease)
in Net Assets               2007               2006             2007               2006
OPERATIONS
Net investment
income (loss)             $ 136,128,614     $ 126,219,985      $3,185,670      $ 1,680,658

Net realized gain
(loss)                      472,394,144       195,858,071      24,275,844       10,300,973

Change in net
unrealized
appreciation
(depreciation)              213,879,908        31,000,797      12,571,948        3,674,784
                         --------------    --------------    ------------     ------------

Net increase
(decrease) in net
assets resulting
from operations             822,402,666       353,078,853      40,033,462       15,656,415
                         --------------    --------------    ------------     ------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income:
  Investor
  Class                    (86,505,866)      (83,854,848)     (2,544,581)      (1,370,720)
  Institutional
  Class                    (10,063,185)       (8,768,725)       (220,317)        (193,911)
  Advisor
  Class                    (18,822,568)      (18,424,499)       (116,401)         (46,170)
   C Class                  (1,180,752)       (1,157,833)              --               --
   R Class                    (537,191)         (295,018)           (682)            (130)

From net realized
gains:
  Investor
  Class                   (273,126,274)     (152,170,341)    (12,038,352)      (7,182,643)
  Institutional
  Class                    (29,014,951)      (14,179,871)       (747,114)        (791,767)
  Advisor
  Class                    (67,129,734)      (38,341,620)       (707,570)        (313,785)
  C Class                   (7,091,506)       (3,889,372)              --               --
  R Class                   (2,265,013)         (738,981)         (4,612)          (1,882)
                         --------------    --------------    ------------     ------------

Decrease in net
assets from
distributions             (495,737,040)     (321,821,108)    (16,379,629)      (9,901,008)
                         --------------    --------------    ------------     ------------

CAPITAL SHARE
TRANSACTIONS
Net increase
(decrease) in net
assets from capital
share transactions        1,344,181,027       710,003,537     186,868,948       77,022,146
                         --------------    --------------    ------------     ------------

NET INCREASE
(DECREASE) IN NET
ASSETS                    1,670,846,653       741,261,282     210,522,781       82,777,553

NET ASSETS
Beginning of period       5,123,787,122     4,382,525,840     133,975,142       51,197,589
                         --------------    --------------    ------------     ------------
End of period            $6,794,633,775    $5,123,787,122    $344,497,923     $133,975,142
                         ==============    ==============    ============     ============

Undistributed net
investment income           $23,339,414        $4,737,808        $399,163         $119,392
                         ==============    ==============    ============     ============

See Notes to Financial Statements.

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34

YEARS ENDED MARCH 31, 2007 AND MARCH 31, 2006
                                                                   Small Cap Value
Increase (Decrease) in Net Assets                            2007                  2006
OPERATIONS
Net investment income (loss)                               $ 11,833,810        $11,959,261

Net realized gain (loss)                                    269,066,459        286,362,584

Change in net unrealized appreciation (depreciation)       (96,758,855)         54,783,454
                                                         --------------     --------------

Net increase (decrease) in net assets resulting from
operations                                                  184,141,414        353,105,299
                                                         --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
   Investor Class                                           (5,506,596)        (8,075,787)
   Institutional Class                                      (2,633,023)        (3,220,003)
   Advisor Class                                            (1,044,209)        (1,441,212)

From net realized gains:
   Investor Class                                         (154,884,953)      (162,609,222)
   Institutional Class                                     (54,066,434)       (49,001,133)
   Advisor Class                                           (53,966,232)       (50,500,601)
   C Class                                                    (456,240)          (448,869)
                                                         --------------     --------------
Decrease in net assets from distributions                 (272,557,687)      (275,296,827)
                                                         --------------     --------------

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets from capital
share transactions                                         (53,422,340)         11,263,917

NET INCREASE (DECREASE) IN NET ASSETS                     (141,838,613)         89,072,389

NET ASSETS
Beginning of period                                       2,284,029,178      2,194,956,789
                                                         --------------     --------------
End of period                                            $2,142,190,565     $2,284,029,178
                                                         ==============     ==============

Undistributed net investment income                          $2,682,853            $11,806
                                                         ==============     ==============

See Notes to Financial Statements.

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35

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the
corporation) is registered under the Investment Company Act of
1940 (the 1940 Act) as an open-end management investment
company. Equity Income Fund (Equity Income), Mid Cap Value Fund
(Mid Cap Value) and Small Cap Value Fund (Small Cap Value)
(collectively, the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act.
Equity Income's investment objective is the production of
current income; capital appreciation is a secondary objective.
The fund pursues its investment objective by investing in
securities of companies with a favorable income-paying history that have prospects for income payments to continue or
increase. Mid Cap Value and Small Cap Value's investment
objective is long-term capital growth. Income is a secondary objective. Mid Cap Value pursues its investment objective by investing in stocks of mid-sized market capitalization
companies that management believes to be undervalued at the
time of purchase. Small Cap Value pursues its investment
objective by investing in stocks of smaller market
capitalization companies that management believes to be
undervalued at the time of purchase. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Equity Income is authorized to issue the
Investor Class, the Institutional Class, the Advisor Class, the
C Class, and the R Class. Mid Cap Value is authorized to issue the Investor Class, the Institutional Class, the Advisor Class,
and the R Class. Small Cap Value is authorized to issue the
Investor Class, the Institutional Class, the Advisor Class, and
the C Class. The C Class may be subject to a contingent
deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and
unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.
Sale of Mid Cap Value's R Class commenced on July 29, 2005.

SECURITY VALUATIONS -- Securities traded primarily on a
principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local
convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued
through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued
through a commercial pricing service or at amortized cost,
which approximates fair value. Securities traded on foreign
securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New
York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to
materially change the net asset value, that security would be valued at fair value as determined in accordance with
procedures adopted by the Board of Directors. If the funds
determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned
above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its
designee if such fair value determination would materially
impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: a
security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are
determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes
withheld, if any, is recorded as of the ex-dividend date.
Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered
nontaxable distributions or capital gain distributions for
income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

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36

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The funds continue to
recognize any gain or loss in the market price of the
securities loaned and record any interest earned or dividends declared.

FUTURES AND OPTIONS CONTRACTS -- The funds may enter into
futures contracts and purchase put options in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts and options is the
possibility that the change in value of the contract may not correlate with the changes in value of the underlying
securities. Options purchased by the funds are accounted for in the same manner as marketable portfolio securities. The
proceeds from securities sold through the exercise of put
options are decreased by the premium paid to purchase the put options.

Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin).
Subsequent payments (variation margin) are made or received
daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as
unrealized gains and losses. The funds recognize a realized
gain or loss when the contract is closed or expires. Net
realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized
appreciation (depreciation) on investments, respectively.

EQUITY-LINKED DEBT AND LINKED-EQUITY SECURITIES -- The funds may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These
instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities'
appreciation is limited based on a predetermined final cap
price at the date of the conversion. Risks of investing in
these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange
traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to
track the performance and dividend yield of a particular
domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees, which
increase their cost.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and
yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities
initially expressed in foreign currencies are translated into
U.S. dollars at prevailing exchange rates at period end.
Purchases and sales of investment securities, dividend and
interest income, and certain expenses are translated at the
rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than
investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from
changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment
securities are a component of realized gain (loss) on
investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds
record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

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37

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to
facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of
foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or
depreciation are determined daily using prevailing exchange
rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not
perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment
Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the
custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities
transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along
with other registered investment companies having management agreements with ACIM or American Century Global Investment
Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by
U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute
substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated
investment company under provisions of the Internal Revenue
Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly.
Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational
documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their
duties to the funds. In addition, in the normal course of
business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these
arrangements is unknown as this would involve future claims
that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a
Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in
exchange for a single, unified management fee (the fee) per
class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and
expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees)
and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of
each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula.
This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for
each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and

------
38

investment strategy. The annual management fee schedule for
Equity Income ranges from 0.80% to 1.00% for the Investor
Class, C Class and R Class. The annual management fee schedule for Small Cap Value ranges from 1.00% to 1.25% for the Investor
Class and C Class. The Institutional Class is 0.20% less and the Advisor Class is 0.25% less at each point within the range.
The annual management fee schedule for Mid Cap Value is 1.00%,
0.80%, 0.75% and 1.00% for the Investor Class, Institutional
Class, Advisor Class and R Class, respectively.

The effective annual management fee for each class of the funds for the year ended March 31, 2007 was as follows:

                     Equity Income    Mid Cap Value     Small Cap Value
Investor                 0.97%            1.00%              1.25%
Institutional            0.77%            0.80%              1.05%
Advisor                  0.72%            0.75%              1.00%
C                        0.97%             N/A               1.25%
R                        0.97%            1.00%               N/A

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has
adopted a Master Distribution and Shareholder Services Plan for
the Advisor Class (the Advisor Class plan) and a separate
Master Distribution and Individual Shareholder Services Plan
for each of the C Class and R Class (collectively with the
Advisor Class plan, the plans), pursuant to Rule 12b-1 of the
1940 Act. The plans provide that the Advisor Class will pay
American Century Investment Services, Inc. (ACIS) an annual
distribution fee of 0.25% and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with
respect to shares of the funds. The service fee provides
compensation for shareholder and administrative services
rendered by ACIS, its affiliates or independent third party
providers for Advisor Class shares and for individual
shareholder services rendered by broker/dealers or other
independent financial intermediaries for C Class and R Class shares. Fees incurred under the plans during the year ended
March 31, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the
corporation are also officers and/or directors, and, as a
group, controlling stockholders of American Century Companies,
Inc. (ACC), the parent of the corporation's investment advisor,
ACIM, the distributor of the corporation, ACIS, and the
corporation's transfer agent, American Century Services, LLC.

Beginning in December 2006, the funds were eligible to invest in a money market fund for temporary purposes, which was
managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement and securities lending agreement with
JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended March 31, 2007, were as follows:

                            Equity Income     Mid Cap Value     Small Cap Value
Purchases                   $9,981,209,448     $605,039,619     $2,469,996,291
Proceeds from sales         $8,859,334,425     $438,741,948     $2,754,663,844

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39

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

Equity Income
                        Year ended March 31, 2007             Year ended March 31, 2006
                       Shares             Amount            Shares               Amount
INVESTOR
CLASS/SHARES
AUTHORIZED           1,360,000,000                        1,360,000,000
                      ============                         ============
Sold                   190,310,967      $1,637,151,978      171,802,491     $1,384,554,594
Issued in
reinvestment of
distributions           38,604,239         331,069,234       26,822,073        213,652,683
Redeemed             (133,390,090)     (1,127,801,623)    (148,787,938)    (1,196,318,671)
                      ------------      --------------     ------------     --------------
                        95,525,116         840,419,589       49,836,626        401,888,606
                      ------------      --------------     ------------     --------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED             125,000,000                          125,000,000
                      ============                         ============
Sold                    27,716,304         235,066,960       23,507,114        189,034,516
Issued in
reinvestment of
distributions            4,398,103          37,748,723        2,725,316         21,731,112
Redeemed              (15,634,070)       (129,701,566)     (10,931,543)       (88,139,550)
                      ------------      --------------     ------------     --------------
                        16,480,337         143,114,117       15,300,887        122,626,078
                      ------------      --------------     ------------     --------------
ADVISOR
CLASS/SHARES
AUTHORIZED             300,000,000                          300,000,000
                      ============                         ============
Sold                    63,150,373         542,584,966       59,463,948        479,566,149
Issued in
reinvestment of
distributions            9,703,715          83,260,832        6,827,093         54,336,930
Redeemed              (36,128,442)       (306,093,143)     (49,943,414)      (400,923,868)
                      ------------      --------------     ------------     --------------
                        36,725,646         319,752,655       16,347,627        132,979,211
                      ------------      --------------     ------------     --------------
C CLASS/SHARES
AUTHORIZED              30,000,000                           30,000,000
                      ============                         ============
Sold                     3,827,372          32,729,364        6,144,981         49,571,104
Issued in
reinvestment of
distributions              835,135           7,173,464          578,541          4,591,659
Redeemed               (2,097,020)        (17,745,905)      (2,459,975)       (19,733,294)
                       -----------      --------------     ------------     --------------
                         2,565,487          22,156,923        4,263,547         34,429,469
                      ------------      --------------     ------------     --------------
R CLASS/SHARES
AUTHORIZED              10,000,000                           10,000,000
                      ============                         ============
Sold                     2,794,448          23,866,772        2,621,357         21,084,093
Issued in
reinvestment of
distributions              323,510           2,772,472          128,311          1,017,717
Redeemed                 (933,327)         (7,901,501)        (500,708)        (4,021,637)
                      ------------      --------------     ------------     --------------
                         2,184,631          18,737,743        2,248,960         18,080,173
                      ------------      --------------     ------------     --------------
Net increase
(decrease)             153,481,217      $1,344,181,027       87,997,647       $710,003,537
                      ============      ==============     ============     ==============

------
40

Mid Cap Value
                           Year ended March 31, 2007        Year ended March 31, 2006(1)
                             Shares           Amount          Shares             Amount
INVESTOR CLASS/SHARES
AUTHORIZED                    30,000,000                       30,000,000
                           =============                    =============
Sold                          15,718,995    $197,688,534        7,635,132      $89,923,030
Issued in
reinvestment of
distributions                    795,812      10,187,220          718,807        8,210,140
Redeemed                     (3,406,883)    (42,428,857)      (2,538,965)     (29,737,761)
                           -------------    ------------    -------------     ------------
                              13,107,924     165,446,897        5,814,974       68,395,409
                           -------------    ------------    -------------     ------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED                     5,000,000                        5,000,000
                           =============                    =============
Sold                             949,141      12,083,371          330,484        3,868,491
Issued in
reinvestment of
distributions                     72,779         930,393           86,159          985,678
Redeemed                       (343,169)     (4,404,834)        (261,456)      (3,081,043)
                           -------------    ------------    -------------     ------------
                                 678,751       8,608,930          155,187        1,773,126
                           -------------    ------------    -------------     ------------
ADVISOR CLASS/SHARES
AUTHORIZED                     5,000,000                        5,000,000

                           =============                    =============
Sold                           1,059,278      13,673,755          603,260        7,082,159
Issued in
reinvestment of
distributions                     64,291         822,974           31,535          359,904
Redeemed                       (192,591)     (2,464,200)         (52,258)        (615,466)
                           -------------    ------------    -------------     ------------
                                 930,978      12,032,529          582,537        6,826,597
                           -------------    ------------    -------------     ------------
R CLASS/SHARES
AUTHORIZED                     5,000,000                        5,000,000
                           =============                    =============
Sold                              65,138         856,761            2,047           25,002
Issued in
reinvestment of
distributions                        413           5,294              177            2,012
Redeemed                         (6,215)        (81,463)               --               --
                           -------------    ------------    -------------     ------------
                                  59,336         780,592            2,224           27,014
                           -------------    ------------    -------------     ------------
Net increase
(decrease)                    14,776,989    $186,868,948        6,554,922      $77,022,146
                           =============    ============    =============     ============

(1) July 29, 2005 (commencement of sale) through March 31, 2006 for R Class.

Small Cap Value
                          Year ended March 31, 2007          Year ended March 31, 2006
                          Shares            Amount           Shares              Amount
INVESTOR
CLASS/SHARES
AUTHORIZED                300,000,000                        300,000,000
                        =============                      =============
Sold                       17,671,058      $178,799,480       28,393,541      $292,128,590
Issued in
reinvestment of
distributions              16,039,908       156,122,757       16,823,218       165,149,361
Redeemed                 (40,692,359)     (411,004,195)     (36,584,968)     (376,353,337)
                        -------------     -------------    -------------     -------------
                          (6,981,393)      (76,081,958)        8,631,791        80,924,614
                        -------------     -------------    -------------     -------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED                100,000,000                        100,000,000
                        =============                      =============
Sold                       12,204,168       124,211,238       15,705,266       159,937,043
Issued in
reinvestment of
distributions               4,925,986        48,097,957        4,338,137        42,704,993
Redeemed                 (14,549,388)     (146,245,526)      (9,673,168)      (99,793,090)
                        -------------     -------------    -------------     -------------
                            2,580,766        26,063,669       10,370,235       102,848,946
                        -------------     -------------    -------------     -------------
ADVISOR
CLASS/SHARES
AUTHORIZED                125,000,000                        125,000,000
                        =============                      =============
Sold                        7,282,047        73,933,085       13,958,079       143,931,966
Issued in
reinvestment of
distributions               5,660,010        54,914,835        5,291,461        51,834,734
Redeemed                 (13,061,989)     (132,193,029)     (37,753,104)     (368,360,957)
                        -------------     -------------    -------------     -------------
                            (119,932)       (3,345,109)     (18,503,564)     (172,594,257)
                        -------------     -------------    -------------     -------------
C CLASS/SHARES
AUTHORIZED                  5,000,000                          5,000,000
                        =============                      =============
Sold                              389             3,984              947            10,069
Issued in
reinvestment of
distributions                  45,980           427,615           38,391           363,949
Redeemed                     (50,491)         (490,541)         (29,079)         (289,404)
                        -------------     -------------    -------------     -------------
                              (4,122)          (58,942)           10,259            84,614
                        -------------     -------------    -------------     -------------
Net increase
(decrease)                (4,524,681)     $(53,422,340)          508,721      $ 11,263,917
                        =============     =============    =============     =============

------
41

5. SECURITIES LENDING

As of March 31, 2007, securities in Equity Income, Mid Cap
Value and Small Cap Value valued at $448,522,739, $25,044,797 and $498,439,807, respectively, were on loan through the
lending agent, JPMCB, to certain approved borrowers. JPMCB
receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day.
The total value of all collateral received, at this date, was
$459,290,057, $25,551,400 and $507,994,563, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. AFFILIATED COMPANY TRANSACTIONS

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each
company which is or was an affiliate at or during the year
ended March 31, 2007 follows:

                                                                                                 March 31, 2007
                      Share
                    Balance        Purchase           Sales        Realized       Dividend           Share         Market
Fund/Company        3/31/06            Cost            Cost     Gain (Loss)         Income         Balance         Value

Equity Income
Cascade Natural
Gas Corp.           522,391      $3,772,730      $2,117,022        $186,365       $486,063         569,091     $ 14,995,548
Commerce
Bancshares,
Inc.(1)           2,350,490      69,278,569      26,937,999       2,498,955      2,608,822    3,319,053(2)      160,343,450
Commonwealth
Telephone
Enterprises,
Inc.(3)             599,944      16,698,705     146,701,655       8,458,908        806,173              --               --
Westar Energy
Inc.(1)           3,297,649      20,590,844       6,721,192         696,029      3,998,673       3,949,949      108,702,596
WGL Holdings
Inc.(1)           2,425,900         206,720         169,903        (25,584)      3,276,990       2,427,900       77,644,242
                               ------------    ------------     -----------    -----------                     ------------
                               $110,547,568    $182,647,771     $11,814,673    $11,176,721                     $361,685,836
                               ============    ============     ===========    ===========                     ============

Small Cap Value
EFJ Inc.(1)(4)      575,000     $ 7,250,966      $3,507,854      $(818,976)             --       1,325,000      $ 7,075,500
National
Atlantic
Holdings Corp.
Cl A(3)(4)          665,000              --       3,122,232        (82,693)             --         404,814        5,234,245
Neoware
Inc.(1)(4)               --      11,331,950         529,854        (64,707)             --         920,000        9,264,400
Patriot Capital
Funding, Inc.       675,000       6,353,180         359,000         (3,669)     $1,264,150       1,180,000       16,756,000
                               ------------    ------------     -----------    -----------                     ------------
                                $24,936,096      $7,518,940      $(970,045)     $1,264,150                      $38,330,145
                               ============    ============     ===========    ===========                     ============

(1) Security, or a portion thereof, was on loan as of March 31,
2007.

(2) Includes adjustment for shares received from a stock split and/or stock spinoff during the period.

(3) Company was not an affiliate at March 31, 2007.

(4) Non-income producing.

------
42

7. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or
ACGIM, have a $500,000,000 unsecured bank line of credit
agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal
Funds rate plus 0.40%. The funds did not borrow from the line during the year ended March 31, 2007.

8. RISK FACTORS

Small Cap Value generally invests in smaller companies which may be more volatile, and subject to greater short-term risk than those of larger companies.

9. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended
March 31, 2007 and March 31, 2006 were as follows:

                                     Equity Income                   Mid Cap Value
                                 2007             2006             2007           2006
DISTRIBUTIONS PAID FROM
Ordinary income                $305,974,608     $210,127,493     $15,937,992    $9,442,153

Long-term capital gains        $189,762,432     $111,693,615        $441,637     $ 458,855

                               Small Cap Value
                                     2007             2006
DISTRIBUTIONS PAID FROM
Ordinary income                 $113,553,665      $134,913,061

Long-term capital gains        $159,004,022      $140,383,766

The book-basis character of distributions made during the year from net investment income or net realized gains may differ
from their ultimate characterization for federal income tax
purposes. These differences reflect the differing character of certain income items and net realized gains and losses for
financial statement and tax purposes, and may result in
reclassification among certain capital accounts on the
financial statements.

As of March 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                         Equity Income    Mid Cap Value    Small Cap Value

Federal tax cost of investments          $6,646,583,390    $357,888,384     $2,435,947,132
                                         ==============    ============     ==============
Gross tax appreciation of
investments                                $607,574,267     $17,698,253       $267,692,147
Gross tax depreciation of
investments                                (45,165,996)     (3,102,640)       (50,583,933)
Net tax appreciation (depreciation)
of investments                             $562,408,271     $14,595,613       $217,108,214
                                         ==============    ============     ==============
Net tax appreciation (depreciation)
on derivatives and translation of
assets and liabilities in foreign
currencies                                   $(412,079)          $1,200         $1,451,800
Net tax appreciation (depreciation)        $561,996,192     $14,596,813       $218,560,014
                                         ==============    ============     ==============
Undistributed ordinary income              $174,878,843     $15,719,455        $84,882,710
Accumulated long-term gains                 $53,870,249      $3,001,378        $59,232,017
Currency loss deferrals                      $(187,650)        $(8,200)                 --

------
43

The difference between book-basis and tax-basis cost and
unrealized appreciation (depreciation) is attributable
primarily to the tax deferral of losses on wash sales, return of capital dividends and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The currency loss deferrals listed on the previous page
represent net foreign currency losses incurred in the
five-month period ended March 31, 2007. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate qualified dividend income for the fiscal year ended March 31, 2007, as follows:

  Equity Income      Mid Cap Value    Small Cap Value
   $140,704,658       $4,634,918        $28,216,242

The funds hereby designate capital gain distributions for the fiscal year ended March 31, 2007, as follows:

  Equity Income      Mid Cap Value    Small Cap Value
   $189,762,432        $441,637         $159,004,022

For corporate taxpayers, the following ordinary income
distributions paid during the fiscal year ended March 31, 2007, qualify for the corporate dividends received deduction.

  Equity Income      Mid Cap Value    Small Cap Value
   $142,192,332       $4,655,850        $25,615,755

The funds hereby designate qualified short-term capital gain distributions for purposes of Internal Revenue Code 871 for the fiscal year ended March 31, 2007, as follows:

  Equity Income      Mid Cap Value    Small Cap Value
   $188,865,046       $13,056,011       $104,369,837

11. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB)
issued Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes - an Interpretation of FASB Statement No. 109"
(FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in
filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax
disclosures. FIN 48 is effective for fiscal years beginning
after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is
effective for fiscal years beginning after November 15, 2007.
FAS 157 defines fair value, establishes a framework for
measuring fair value and expands the required financial
statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS
157.

------
44

FINANCIAL HIGHLIGHTS

Equity Income

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                         2007          2006          2005           2004          2003
PER-SHARE DATA
Net Asset Value,
Beginning of
Period                      $8.11         $8.05          $7.84         $6.22         $7.36
                        ---------     ---------      ---------     ---------     ---------
Income From
Investment
Operations
   Net
   Investment
   Income
   (Loss)(1)                 0.21          0.20           0.21          0.22          0.17
   Net
   Realized
   and
   Unrealized
   Gain (Loss)               1.05          0.36           0.61          1.71        (1.05)
                        ---------     ---------      ---------     ---------     ---------
   Total From
   Investment
   Operations                1.26          0.56           0.82          1.93        (0.88)
                        ---------     ---------      ---------     ---------     ---------
Distributions
   From Net
   Investment
   Income                  (0.17)        (0.18)         (0.19)        (0.19)        (0.16)
   From Net
   Realized Gains          (0.55)        (0.32)         (0.42)        (0.12)        (0.10)
                        ---------     ---------      ---------     ---------     ---------
   Total
   Distributions           (0.72)        (0.50)         (0.61)        (0.31)        (0.26)
                        ---------     ---------      ---------     ---------     ---------
Net Asset Value,
End of Period               $8.65         $8.11          $8.05         $7.84         $6.22
                        =========     =========      =========     =========     =========

TOTAL RETURN(2)            15.79%         7.21%         10.69%        31.30%      (12.09)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating
Expenses to
Average Net Assets          0.97%         0.98%          0.99%         1.00%         1.00%
Ratio of Net
Investment Income
(Loss) to Average
Net Assets                  2.43%         2.53%          2.56%         2.95%         2.60%
Portfolio Turnover
Rate                         160%          150%           174%           91%          120%
Net Assets, End of
Period (in
thousands)             $4,790,510    $3,715,366     $3,290,442    $2,248,158    $1,277,478

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

See Notes to Financial Statements.

------
45

Equity Income

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
                                     2007        2006        2005        2004        2003
PER-SHARE DATA
Net Asset Value, Beginning of
Period                               $8.11       $8.06       $7.85       $6.23       $7.36
                                  --------    --------    --------    --------    --------
Income From Investment
Operations
   Net Investment Income
   (Loss)(1)                          0.23        0.22        0.22        0.24        0.19
   Net Realized and
   Unrealized Gain (Loss)             1.05        0.35        0.61        1.71      (1.04)
                                  --------    --------    --------    --------    --------
   Total From Investment
   Operations                         1.28        0.57        0.83        1.95      (0.85)
                                  --------    --------    --------    --------    --------
Distributions

   From Net Investment
   Income                           (0.19)      (0.20)      (0.20)      (0.21)      (0.18)
   From Net Realized
   Gains                            (0.55)      (0.32)      (0.42)      (0.12)      (0.10)

                                  --------    --------    --------    --------    --------
   Total Distributions              (0.74)      (0.52)      (0.62)      (0.33)      (0.28)
                                  --------    --------    --------    --------    --------
Net Asset Value,
End of Period                        $8.65       $8.11       $8.06       $7.85       $6.23
                                  ========    ========    ========    ========    ========

TOTAL RETURN(2)                     16.01%       7.29%      10.91%      31.51%    (11.77)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets                0.77%       0.78%       0.79%       0.80%       0.80%
Ratio of Net Investment
Income (Loss) to Average Net
Assets                               2.63%       2.73%       2.76%       3.15%       2.80%
Portfolio Turnover Rate               160%        150%        174%         91%        120%
Net Assets, End of Period (in
thousands)                        $551,202    $382,909    $257,195    $183,330     $77,837

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

See Notes to Financial Statements.

------
46

Equity Income

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31
                                    2007         2006        2005        2004        2003
PER-SHARE DATA
Net Asset Value, Beginning
of Period                            $8.11       $8.05       $7.84       $6.22       $7.36
                                  --------    --------    --------    --------    --------
Income From Investment
Operations
   Net Investment Income
   (Loss)(1)                          0.19        0.18        0.19        0.20        0.16
   Net Realized and
   Unrealized Gain (Loss)             1.05        0.36        0.61        1.72      (1.05)
                                  --------    --------    --------    --------    --------
   Total From Investment
   Operations                         1.24        0.54        0.80        1.92      (0.89)
                                  --------    --------    --------    --------    --------
Distributions
   From Net Investment
   Income                           (0.15)      (0.16)      (0.17)      (0.18)      (0.15)
   From Net Realized
   Gains                            (0.55)      (0.32)      (0.42)      (0.12)      (0.10)
                                  --------    --------    --------    --------    --------
   Total Distributions              (0.70)      (0.48)      (0.59)      (0.30)      (0.25)
                                  --------    --------    --------    --------    --------
Net Asset Value, End of
Period                               $8.65       $8.11       $8.05       $7.84       $6.22
                                  ========    ========    ========    ========    ========

TOTAL RETURN(2)                     15.51%       6.94%      10.41%      30.97%    (12.30)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets                1.22%       1.23%       1.24%       1.25%       1.25%
Ratio of Net Investment
Income (Loss) to Average
Net Assets                           2.18%       2.28%       2.31%       2.70%       2.35%
Portfolio Turnover Rate               160%        150%        174%         91%        120%
Net Assets, End of Period
(in thousands)                  $1,280,888    $902,749    $765,331    $457,360    $156,911

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

See Notes to Financial Statements.

------
47

Equity Income

C Class
For a Share Outstanding Throughout the Years Ended March 31
                                         2007       2006      2005       2004        2003
PER-SHARE DATA
Net Asset Value, Beginning of
Period                                   $8.11     $8.06      $7.85      $6.21       $7.36
                                      --------   -------    -------    -------    --------
Income From Investment Operations
   Net Investment Income
   (Loss)(1)                              0.12      0.13       0.13       0.15        0.11
   Net Realized and
   Unrealized Gain (Loss)                 1.06      0.34       0.61       1.73      (1.06)
                                      --------   -------    -------    -------    --------
   Total From Investment
   Operations                             1.18      0.47       0.74       1.88      (0.95)
                                      --------   -------    -------    -------    --------
Distributions
   From Net Investment Income           (0.09)    (0.10)     (0.11)     (0.12)      (0.10)
   From Net Realized Gains              (0.55)    (0.32)     (0.42)     (0.12)      (0.10)
                                      --------   -------    -------    -------    --------
   Total Distributions                  (0.64)    (0.42)     (0.53)     (0.24)      (0.20)
                                      --------   -------    -------    -------    --------
Net Asset Value, End of Period           $8.65     $8.11      $8.06      $7.85       $6.21
                                      ========   =======    =======    =======    ========

TOTAL RETURN(2)                         14.65%     6.02%      9.60%     30.37%    (13.08)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets                       1.97%     1.98%      1.99%      2.00%       2.00%
Ratio of Net Investment Income
(Loss) to Average Net Assets             1.43%     1.53%      1.56%      1.95%       1.60%
Portfolio Turnover Rate                   160%      150%       174%        91%        120%
Net Assets, End of Period (in
thousands)                            $127,266   $98,481    $63,512    $42,579     $12,254

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset
values to two decimal places is made in accordance with SEC
guidelines and does not result in any gain or loss of value
between one class and another.

See Notes to Financial Statements.

------
48

Equity Income

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                  2007       2006        2005      2004(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period              $8.09      $8.04       $7.84       $7.22
                                                -------    -------    --------    --------
Income From Investment Operations
   Net Investment Income (Loss)(2)                 0.17       0.17        0.17        0.11
   Net Realized and Unrealized Gain (Loss)         1.05       0.34        0.60        0.76
                                                -------    -------    --------    --------
   Total From Investment Operations                1.22       0.51        0.77        0.87
                                                -------    -------    --------    --------

Distributions
   From Net Investment Income                    (0.13)     (0.14)      (0.15)      (0.13)
   From Net Realized Gains                       (0.55)     (0.32)      (0.42)      (0.12)
                                                -------    -------    --------    --------
   Total Distributions                           (0.68)     (0.46)      (0.57)      (0.25)
                                                -------    -------    --------    --------
Net Asset Value, End of Period                    $8.63      $8.09       $8.04       $7.84
                                                =======    =======    ========    ========

TOTAL RETURN (3)                                 15.25%      6.56%      10.03%      12.19%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net
Assets                                            1.47%      1.48%    1.44%(4)    1.50%(5)
Ratio of Net Investment Income (Loss) to
Average Net Assets                                1.93%      2.03%    2.11%(4)    2.44%(5)
Portfolio Turnover Rate                            160%       150%        174%      91%(6)
Net Assets, End of Period (in thousands)        $44,767    $24,283      $6,046        $392

(1) August 29, 2003 (commencement of sale) through March 31,
2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(4) During a portion of the year ended March 31, 2005, the
class received partial reimbursement of its distribution and service fees. Had fees not been reimbursed the annualized ratio of operating expenses to average net assets and annualized
ratio of net investment income (loss) to average net assets
would have been 1.49% and 2.06%, respectively.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended March
31, 2004.

See Notes to Financial Statements.

------
49

Mid Cap Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                  2007        2006       2005      2004(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period             $12.10      $11.32     $10.02      $10.00
                                                -------     -------    -------     -------
Income From Investment Operations
   Net Investment Income (Loss)(2)                 0.16        0.21       0.09       --(3)
   Net Realized and Unrealized
   Gain (Loss)                                     1.87        1.70       1.54        0.02
                                                -------     -------    -------     -------
   Total From Investment Operations                2.03        1.91       1.63        0.02
                                                -------     -------    -------     -------
Distributions
   From Net Investment Income                    (0.14)      (0.21)     (0.06)          --
   From Net Realized Gains                       (0.66)      (0.92)     (0.27)          --
                                                -------     -------    -------     -------
   Total Distributions                           (0.80)      (1.13)     (0.33)          --
                                                -------     -------    -------     -------
Net Asset Value, End of Period                   $13.33      $12.10     $11.32      $10.02
                                                =======     =======    =======     =======

TOTAL RETURN(4)                                  17.12%      17.62%     16.40%       0.20%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net
Assets                                            1.00%       1.00%      1.00%    1.00%(5)
Ratio of Net Investment Income (Loss) to
Average Net Assets                                1.30%       1.77%      0.83%    0.00%(5)
Portfolio Turnover Rate                            187%        228%       192%          0%
Net Assets, End of Period (in thousands)       $301,642    $115,262    $42,059      $1,619

(1) For the one day period ended March 31, 2004 (inception
date).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(5) Annualized.

See Notes to Financial Statements.

------
50

Mid Cap Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                              2007       2006      2005(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                         $12.10     $11.33      $10.07
                                                            -------    -------    --------
Income From Investment Operations
   Net Investment Income (Loss)(2)                             0.19       0.24        0.07
   Net Realized and Unrealized Gain (Loss)                     1.87       1.69        1.51
                                                            -------    -------    --------
   Total From Investment Operations                            2.06       1.93        1.58
                                                            -------    -------    --------
Distributions
   From Net Investment Income                                (0.17)     (0.24)      (0.05)
   From Net Realized Gains                                   (0.66)     (0.92)      (0.27)
                                                            -------    -------    --------
   Total Distributions                                       (0.83)     (1.16)      (0.32)
                                                            -------    -------    --------
Net Asset Value, End of Period                               $13.33     $12.10      $11.33
                                                            =======    =======    ========

TOTAL RETURN(3)                                              17.36%     17.74%      15.82%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets             0.80%      0.80%    0.80%(4)
Ratio of Net Investment Income (Loss) to Average Net
Assets                                                        1.50%      1.97%    1.00%(4)
Portfolio Turnover Rate                                        187%       228%     192%(5)
Net Assets, End of Period (in thousands)                    $20,623    $10,510      $8,082

(1) August 2, 2004 (commencement of sale) through March 31,
2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended March
31, 2005.

See Notes to Financial Statements.

------
51

Mid Cap Value

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                               2007      2006      2005(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                          $12.10    $11.32      $10.99
                                                             -------    ------    --------
Income From Investment Operations
   Net Investment Income (Loss)(2)                              0.14      0.16        0.03
   Net Realized and Unrealized Gain (Loss)                      1.86      1.72        0.31
                                                             -------    ------    --------
   Total From Investment Operations                             2.00      1.88        0.34
                                                             -------    ------    --------
Distributions
   From Net Investment Income                                 (0.11)    (0.18)      (0.01)
   From Net Realized Gains                                    (0.66)    (0.92)          --
                                                             -------    ------    --------
   Total Distributions                                        (0.77)    (1.10)      (0.01)
                                                             -------    ------    --------
Net Asset Value, End of Period                                $13.33    $12.10      $11.32
                                                             =======    ======    ========

TOTAL RETURN(3)                                               16.83%    17.32%       3.05%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets              1.25%     1.25%    1.25%(4)
Ratio of Net Investment Income (Loss) to Average Net
Assets                                                         1.05%     1.52%    1.34%(4)
Portfolio Turnover Rate                                         187%      228%     192%(5)
Net Assets, End of Period (in thousands)                     $21,412    $8,175      $1,057

(1) January 13, 2005 (commencement of sale) through March 31,
2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended March
31, 2005.

See Notes to Financial Statements.

------
52

Mid Cap Value

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                         2007      2006(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                                    $12.09      $12.21
                                                                       -------     -------
Income From Investment Operations
   Net Investment Income (Loss)(2)                                        0.13        0.07
   Net Realized and Unrealized Gain (Loss)                                1.84        0.79
                                                                       -------     -------
   Total From Investment Operations                                       1.97        0.86
                                                                       -------     -------
Distributions
   From Net Investment Income                                           (0.08)      (0.06)
   From Net Realized Gains                                              (0.66)      (0.92)
                                                                       -------     -------
   Total Distributions                                                  (0.74)      (0.98)
                                                                       -------     -------
Net Asset Value, End of Period                                          $13.32      $12.09
                                                                       =======     =======

TOTAL RETURN(3)                                                         16.55%       7.56%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets                        1.50%    1.50%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets              0.80%    0.97%(4)
Portfolio Turnover Rate                                                   187%     228%(5)
Net Assets, End of Period                                             $820,196         $27

(1) July 29, 2005 (commencement of sale) through March 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended March
31, 2006.

See Notes to Financial Statements.

------
53

Small Cap Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                              2007          2006          2005          2004         2003
PER-SHARE DATA
Net Asset Value,
Beginning of Period           $10.45        $10.07         $9.71         $6.44       $8.62
                            --------      --------      --------      --------    --------
Income From
Investment Operations
   Net Investment
Income (Loss)(1)                0.06          0.06          0.03          0.05        0.03
   Net Realized
   and
   Unrealized
   Gain
   (Loss)                       0.87          1.72          1.31          3.26      (1.87)
                            --------      --------      --------      --------    --------
   Total From
   Investment
   Operations                   0.93          1.78          1.34          3.31      (1.84)
                            --------      --------      --------      --------    --------
Distributions
   From Net
   Investment
   Income                     (0.04)        (0.06)        (0.03)        (0.04)      (0.02)
   From Net
   Realized Gains             (1.33)        (1.34)        (0.95)            --      (0.32)
                            --------      --------      --------      --------    --------
   Total
   Distributions              (1.37)        (1.40)        (0.98)        (0.04)      (0.34)
                            --------      --------      --------      --------    --------
Net Asset Value, End
of Period                     $10.01        $10.45        $10.07         $9.71       $6.44
                            ========      ========      ========      ========    ========

TOTAL RETURN(2)                9.38%        18.67%        14.00%        51.53%    (21.55)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating
Expenses to Average
Net Assets                     1.25%         1.25%         1.25%         1.26%       1.25%
Ratio of Net
Investment Income
(Loss) to Average Net
Assets                         0.57%         0.58%         0.32%         0.59%       0.37%
Portfolio Turnover              121%          111%          108%          110%        104%
Rate
Net Assets, End of      $1,261,392    $1,390,024    $1,252,153    $1,050,500    $670,755
Period (in thousands)

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

See Notes to Financial Statements.

------
54

Small Cap Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
                                     2007        2006        2005        2004        2003
PER-SHARE DATA
Net Asset Value, Beginning of
Period                              $10.47      $10.08       $9.72       $6.45       $8.63
                                   -------     -------     -------     -------     -------
Income From Investment
Operations
   Net Investment Income
   (Loss)(1)                          0.08        0.08        0.05        0.07        0.04
   Net Realized and
   Unrealized Gain (Loss)             0.87        1.73        1.31        3.26      (1.87)
                                   -------     -------     -------     -------     -------
   Total From Investment
   Operations                         0.95        1.81        1.36        3.33      (1.83)
                                   -------     -------     -------     -------     -------
Distributions
   From Net Investment
   Income                           (0.06)      (0.08)      (0.05)      (0.06)      (0.03)
   From Net Realized
   Gains                            (1.33)      (1.34)      (0.95)          --      (0.32)
                                   -------     -------     -------     -------     -------
   Total Distributions              (1.39)      (1.42)      (1.00)      (0.06)      (0.35)
                                   -------     -------     -------     -------     -------
Net Asset Value,
End of Period                       $10.03      $10.47      $10.08       $9.72       $6.45
                                   =======     =======     =======     =======     =======

TOTAL RETURN(2)                      9.52%      18.98%      14.20%      51.75%    (21.38)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average
Net Assets                           1.05%       1.05%       1.05%       1.06%       1.05%
Ratio of Net Investment
Income (Loss) to Average Net
Assets                               0.77%       0.78%       0.52%       0.79%       0.57%
Portfolio Turnover Rate               121%        111%        108%        110%        104%
Net Assets, End of Period (in
thousands)                        $443,173    $435,327    $314,700    $170,784     $79,546

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

See Notes to Financial Statements.

------
55

Small Cap Value

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31
                                     2007        2006        2005        2004        2003
PER-SHARE DATA
Net Asset Value, Beginning of
Period                              $10.45      $10.06       $9.71       $6.43       $8.62
                                  --------    --------    --------    --------    --------
Income From Investment
Operations
   Net Investment Income
   (Loss)(1)                          0.03        0.03        0.01        0.03        0.01
                                  --------    --------    --------    --------    --------
   Net Realized and
   Unrealized Gain
   (Loss)                             0.87        1.74        1.30        3.27      (1.87)
                                  --------    --------    --------    --------    --------
   Total From Investment
   Operations                         0.90        1.77        1.31        3.30      (1.86)
Distributions
   From Net Investment
   Income                           (0.02)      (0.04)      (0.01)      (0.02)      (0.01)
   From Net Realized
   Gains                            (1.33)      (1.34)      (0.95)          --      (0.32)
                                  --------    --------    --------    --------    --------
   Total Distributions              (1.35)      (1.38)      (0.96)      (0.02)      (0.33)
                                  --------    --------    --------    --------    --------
Net Asset Value, End of Period      $10.00      $10.45      $10.06       $9.71       $6.43
                                  ========    ========    ========    ========    ========

TOTAL RETURN(2)                      9.10%      18.51%      13.70%      51.38%    (21.85)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets                1.50%       1.50%       1.50%       1.51%       1.50%
Ratio of Net Investment
Income (Loss) to Average Net
Assets                               0.32%       0.33%       0.07%       0.34%       0.12%
Portfolio Turnover Rate               121%        111%        108%        110%        104%
Net Assets, End of Period (in
thousands)                        $434,182    $455,001    $624,633    $432,261    $173,064

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

See Notes to Financial Statements.

------
56

Small Cap Value

C Class
For a Share Outstanding Throughout the Years Ended March 31
                                         2007       2006      2005       2004        2003
PER-SHARE DATA
Net Asset Value, Beginning of
Period                                  $10.12     $9.83      $9.57      $6.35       $8.59
                                       -------   -------    -------    -------     -------
Income From Investment Operations
   Net Investment Income
   (Loss)(1)                            (0.04)    (0.04)     (0.07)     (0.03)      (0.04)
   Net Realized and
   Unrealized Gain (Loss)                 0.83      1.67       1.28       3.25      (1.88)
                                       -------   -------    -------    -------     -------
   Total From Investment
   Operations                             0.79      1.63       1.21       3.22      (1.92)
                                       -------   -------    -------    -------     -------
Distributions
                                       -------   -------    -------    -------     -------
   From Net Realized Gains              (1.33)    (1.34)     (0.95)         --      (0.32)
                                       -------   -------    -------    -------     -------
Net Asset Value, End of Period           $9.58    $10.12      $9.83      $9.57       $6.35
                                       =======   =======    =======    =======     =======

TOTAL RETURN(2)                          8.35%    17.48%     12.85%     50.71%    (22.58)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets                       2.25%     2.25%      2.25%      2.26%       2.25%
Ratio of Net Investment Income
(Loss) to Average Net Assets           (0.43)%   (0.42)%    (0.68)%    (0.41)%     (0.63)%
Portfolio Turnover Rate                   121%      111%       108%       110%        104%
Net Assets, End of Period (in
thousands)                              $3,444    $3,678     $3,470     $3,711      $2,936

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset
values to two decimal places is made in accordance with SEC
guidelines and does not result in any gain or loss of value
between one class and another.

See Notes to Financial Statements.

------
57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statements of assets and
liabilities, including the schedules of investments, of Equity
Income Fund, Mid Cap Value Fund, and Small Cap Value Fund (the
"Funds"), three of the mutual funds comprising American Century
Capital Portfolios, Inc., as of March 31, 2007, and the related statements of operations for the year then ended, the
statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial
highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial
statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the
Public Company Accounting Oversight Board (United States).
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial
statements and financial highlights are free of material
misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over
financial reporting. Our audits included consideration of
internal control over financial reporting as a basis for
designing audit procedures that are appropriate in the
circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over
financial reporting. Accordingly, we express no such opinion.
An audit also includes examining, on a test basis, evidence
supporting the amounts and disclosures in the financial
statements, assessing the accounting principles used and
significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing
procedures. We believe that our audits provide a reasonable
basis for our opinion.

In our opinion, the financial statements and financial
highlights referred to above present fairly, in all material respects, the financial positions of Equity Income Fund, Mid
Cap Value Fund, and Small Cap Value Fund, as of March 31, 2007,
the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 14, 2007

------
58

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires.
Mandatory retirement age for independent directors is 72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries,
including the funds' investment advisor, American Century
Investment Management, Inc. (ACIM); the funds' principal
underwriter, American Century Investment Services, Inc. (ACIS);
and the funds' transfer agent, American Century Services, LLC
(ACS).

The other directors (more than three-fourths of the total
number) are independent; that is, they have never been
employees, directors or officers of, and have no financial
interest in, ACC or any of its wholly owned, direct or
indirect, subsidiaries, including ACIM, ACIS, and ACS. The
directors serve in this capacity for seven registered
investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in
similar capacities for the other 14 investment companies
advised by ACIM or American Century Global Investment
Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is
compensated for his or her service as an officer of the funds.
The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS
JAMES E. STOWERS, JR.
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice
Chairman (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder,
Co-Chairman, Director and Controlling Shareholder, ACC; Co-Vice
Chairman, ACC (January 2005 to February 2007); Chairman, ACC
(January 1995 to December 2004); Director, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Advisory Board Member (since 2007)
and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and
Chief Executive Officer, ACC (March 2007 to present), Chief
Administrative Officer, ACC (February 2006 to February 2007);
Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM;
Director, ACIM, ACGIM, ACIS and other ACC subsidiaries;
Managing Director, Morgan Stanley (March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 109
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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59

INDEPENDENT DIRECTORS
THOMAS A. BROWN
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member,
Associated Investments, LLC (real estate investment company);
Managing Member, Brown Cascade Properties, LLC (real estate
investment company); Retired, Area Vice President, Applied
Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D.
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor
to the President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

D.D. (DEL) HOCK
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUNDS: Director (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly
Chairman, Public Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion
Technologies, Inc.

JAMES A. OLSON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Advisory Board Member (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza
Belmont LLC; Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and
Entertainment Properties Trust

DONALD H. PRATT
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief
Executive Officer, Western Investments, Inc.; Retired Chairman
of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief
Executive Officer and Founder, Sayers40, Inc., a technology
products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad
Hospitals, Inc.

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60

M. JEANNINE STRANDJORD
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly
Senior Vice President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems,
Inc.; Director, Euronet Worldwide, Inc.; Director, Charming
Shoppes, Inc.

TIMOTHY S. WEBSTER
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUNDS: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director,
TDB Acquisition Group LLC (September 2006 to present);
President and Chief Executive Officer, American Italian Pasta
Company (2001 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

OFFICERS
MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since
2006) and Senior Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance
Officer, ACIM, ACGIM and ACS (August 2006 to present);
Assistant Treasurer, ACC (January 1995 to August 2006);
Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and
Senior Vice President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President,
ACC (November 2005 to present); General Counsel, ACC (March
2007 to present). Also serves as: General Counsel, ACIM, ACGIM,
ACS, ACIS and other ACC subsidiaries; and Senior Vice
President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and
Chief Financial Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President,
ACS (February 2000 to present) and Controller, various American
Century funds (1997 to September 2006)

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUNDS: Controller (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President,
ACS (February 2000 to present)

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61

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial
Officer and Chief Accounting Officer, ACC (March 2007 to
present); Vice President, ACC (October 2001 to present); Vice
President, certain ACC subsidiaries (October 2001 to August
2006); Vice President, Corporate Tax, ACS (April 1998 to August
2006). Also serves as: Chief Financial Officer, Chief
Accounting Officer and Senior Vice President, ACIM, ACGIM, ACS
and other ACC subsidiaries; and Chief Accounting Officer and
Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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62

SHARE CLASS INFORMATION

Five classes of shares are authorized for sale by Equity
Income: Investor Class, Institutional Class, Advisor Class, C
Class, and R Class. Four classes of shares are authorized for sale by Mid Cap Value: Investor Class, Institutional Class,
Advisor Class, and R Class. Four classes of shares are
authorized for sale by Small Cap Value: Investor Class,
Institutional Class, Advisor Class, and C Class. The total
expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor
Class, C Class, and R Class shares are higher than that of
Investor Class shares. Small Cap Value is closed to new
investments, except those from existing investors and those
made through a small number of financial intermediaries
selected by American Century.

INVESTOR CLASS shares are available for purchase in two ways:
1) directly from American Century without any commissions or other fees; or 2) through certain financial intermediaries
(such as banks, broker-dealers, insurance companies and
investment advisors), which may require payment of a
transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors
such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional
Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are
subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C
Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for
Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the
funds and generally have the same rights and preferences.

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63

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are
subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible
contributions. In such case, excess amounts of withholding
could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must
notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another
tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through
other electronic means. You have the right to revoke your
withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be
responsible for payment of estimated tax. You may incur
penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your
distribution, your address is within one of the mandatory
withholding states and you have federal income tax withheld.
State taxes will be withheld from your distribution in
accordance with the respective state rules.

PROXY VOTING GUIDELINES
American Century Investment Management, Inc., the funds'
investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the
advisor uses in fulfilling this responsibility is available
without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at
americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio
securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE
The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds'
Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by
calling 1-800-345-2021.

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64

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for
purchase.

The LIPPER EQUITY INCOME FUNDS INDEX is an equally-weighted
index of, typically, the 30 largest equity income mutual funds that purchase securities of companies of all market
capitalizations.

The LIPPER SMALL-CAP VALUE FUNDS INDEX is an equal
dollar-weighted index of, typically, the 30 largest mutual
funds within the Small-Cap Value fund classification, as
defined by Lipper.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000
Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of
those Russell 1000 Index companies (the 1,000 largest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth rates.

The RUSSELL 1000® VALUE INDEX measures the performance of those
Russell 1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted
index created by Frank Russell Company to measure the
performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of
those Russell 2000 Index companies (the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those
Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL 3000® INDEX measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S.
equity market.

The RUSSELL 3000® VALUE INDEX measures the performance of those
Russell 3000 Index companies (the 3,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

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65

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of
those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the
stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are
considered to be leading firms in dominant industries. Each
stock's weight in the index is proportionate to its market
value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

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66

NOTES

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67

NOTES

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68

CONTACT US
americancentury.com

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR
THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                      PRSRT STD
                                      U.S. POSTAGE PAID
                                      AMERICAN CENTURY
                                      COMPANIES
American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and
American Century Investments are service marks of American
Century Proprietary Holdings, Inc.

0705
SH-ANN-54175S

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               March 31, 2007

[photo of spring]

Value Fund
Large Company Value Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the annual report for the American Century® Value and Large Company Value funds for the 12 months ended March 31, 2007. We've gathered this
information to help you monitor your investment. Another
resource is our website, americancentury.com, where we post
company news, portfolio commentaries, investment views, and
other communications about portfolio strategy, personal
finance, government policy, and the markets.

Speaking of company news, American Century announced the
following leadership changes. Chief Investment Officer Mark
Mallon retired in the first quarter of 2007, after nearly a
decade at American Century. Effective January 1, 2007, former
International Equity CIO Enrique Chang became CIO with
responsibilities for the entire investment management
operation. Prior to joining American Century in 2006, Enrique worked at Munder Capital Management, serving the last four
years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global
Advisors, J. & W. Seligman and Co., and General Reinsurance
Corp.

In January 2007, President and Chief Executive Officer Bill
Lyons announced his retirement after nearly 20 years at
American Century. Chief Financial Officer Jonathan Thomas was
appointed president and CEO effective March 1, 2007. Since
2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities,
real estate, information technology, operations, and human
resources. Before joining American Century, Jonathan was a
managing director and global chief operating officer of Morgan
Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and
Fidelity Investments.

We wish to thank Mark and Bill for their many years of
distinguished service -- American Century is a stronger company as a result of their hard work. And we firmly believe their
roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr. and James E. Stowers III]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
VICE CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .  2
       U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .  2

VALUE

LARGE COMPANY VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio
management team as of the date of the report, and do not
necessarily represent the opinions of American Century or any other person in the American Century organization. Any such
opinions are subject to change at any time based upon market or other conditions and American Century disclaims any
responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment
decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading
intent on behalf of any American Century fund. Security
examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is
accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century
Investments

STOCKS RALLIED DESPITE SLOWING ECONOMY

The major U.S. stock indexes advanced during the 12 months
ended March 31, 2007. Stocks gained ground despite a general slowdown in the U.S. economy brought on largely by a slumping housing market. U.S. gross domestic product grew by an
estimated 2-2.5% over the reporting period, down from the 3-4%
growth rate of the past several calendar years.

Consequently, the Federal Reserve (the Fed) shifted to a stable interest rate policy in mid-2006, following 17 short-term
interest rate hikes between June 2004 and June 2006. The Fed's shift, combined with falling energy prices and
better-than-expected corporate earnings, triggered a
substantial stock market rally in the last six months of 2006.

Another factor favoring stocks during the period was a sharp increase in merger activity. Mergers and acquisitions totaled nearly $4 trillion worldwide in 2006, including $750 billion in takeovers by private equity firms -- double the record amount set in 2005. The wheeling and dealing continued in early 2007 with the largest private-equity buyout on record.

The stock market grew more volatile toward the end of the
period thanks to financial problems among "subprime" lenders and weaker corporate profits -- the S&P 500 Index's streak of
18 consecutive quarters with double-digit year-over-year
earnings growth ended in the fourth quarter of 2006.
Nonetheless, stocks ended the period on a positive note as
March 2007 brought the S&P 500's biggest one-week gain in four years.

LARGE-CAP AND VALUE OUTPERFORMED

As the accompanying table shows, large- and mid-cap stocks led the market's advance, while small-cap shares lagged. In an
environment of slowing economic growth, investors focused their attention on the stocks of larger, more-established companies.
Value stocks also continued their dominance over growth issues across all market capitalizations, extending a trend that has persisted since the beginning of the decade.

The best-performing sectors of the stock market during the
period included utilities, materials, and telecommunication
services. Information technology and health care stocks posted the weakest returns.

U.S. Stock Index Returns
For the 12 months ended March 31, 2007

RUSSELL 1000 INDEX (LARGE-CAP)            11.84%
Russell 1000 Growth Index                  7.06%
Russell 1000 Value Index                  16.83%

RUSSELL MIDCAP INDEX                      11.79%
Russell Midcap Growth Index                6.90%
Russell Midcap Value Index                17.13%

RUSSELL 2000 INDEX (SMALL-CAP)             5.91%
Russell 2000 Growth Index                  1.57%
Russell 2000 Value Index                  10.38%

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2

PERFORMANCE
Value

Total Returns as of March 31, 2007
                                                 Average Annual Returns
                                                                     Since      Inception
                                   1 year    5 years   10 years    Inception      Date

INVESTOR CLASS                     14.90%     9.37%     10.90%      12.57%       9/1/93

RUSSELL 3000 VALUE INDEX(1)        16.22%    10.51%     11.00%     12.18%(2)       --

S&P 500 INDEX(1)                   11.83%     6.27%      8.20%     10.60%(2)       --

LIPPER MULTI-CAP VALUE INDEX(1)    12.23%     9.03%      9.45%     10.87%(2)       --

Institutional Class                15.11%     9.60%       --         9.48%       7/31/97

Advisor Class                      14.62%     9.13%     10.63%      10.92%       10/2/96

A Class                                                                          1/31/03
 No sales charge*                  14.60%      --         --        16.48%
 With sales charge*                 8.00%      --         --        14.84%

B Class                                                                          1/31/03
 No sales charge*                  13.78%      --         --        15.66%
 With sales charge*                 9.78%      --         --        15.36%

C Class                            13.71%     8.29%       --         8.21%       6/4/01

R Class                            14.34%      --         --        11.56%       7/29/05

*Sales charges include initial sales charges and contingent
deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares
redeemed within six years of purchase are subject to a CDSC
that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of
1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. -- A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 8/31/93, the date nearest the Investor Class's
inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Value

Growth of $10,000 Over 10 Years

$10,000 investment made March 31, 1997

One-Year Returns Over 10 Years
Periods ended March 31
                 1998      1999     2000      2001       2002      2003      2004      2005     2006      2007

Investor
Class           39.94%    -9.88%    1.42%    19.20%     17.96%   -19.85%    40.66%    9.95%     9.89%    14.90%

Russell 3000
Value Index     46.78%    2.51%     6.81%     1.48%     5.67%    -22.79%    42.45%    12.88%   14.20%    16.22%

S&P 500 Index   48.00%    18.46%   17.94%    -21.68%    0.24%    -24.76%    35.12%    6.69%    11.73%    11.83%

Lipper
Multi-Cap
Value Index     39.07%    -3.71%    5.42%     6.54%     6.47%    -22.91%    42.99%    10.27%   12.97%    12.23%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
Value

Portfolio Managers: Phil Davidson, Michael Liss, and Scott Moore

PERFORMANCE SUMMARY

Value gained 14.90%(1) for the 12 months ended March 31, 2007.
By comparison, the Lipper Multi-Cap Value Index and the median for Morningstar's Large Cap Value category (whose performance, like Value's, reflects fund operating expenses) advanced 12.23%
and 13.96%(2), respectively. Two market indices -- the Russell
3000 Value Index and the S&P 500 Index -- gained 16.22% and
11.83%, respectively. The portfolio's returns reflect operating expenses, while the indices' returns do not.

The portfolio's solid return was achieved in the positive
market environment (particularly for value stocks) described in the Market Perspective on page 2. Value outperformed growth
across the capitalization spectrum, and value strategies
emphasizing dividend yield and lower-quality stocks performed particularly well. That environment fit reasonably well with
Value's investment process, although our emphasis on
higher-quality businesses with sound balance sheets detracted from performance a bit during this period.

Over time, our disciplined investment approach has provided
longer-term investors with solid performance. Since Value's
inception on September 1, 1993, the portfolio has produced an average annualized return of 12.57%, topping the returns for that period for the Lipper Multi-Cap Value Index, Morningstar's
Large Cap Value category median(2), the Russell 3000 Value
Index, and the S&P 500 (see the performance information on
pages 3 - 4).

FINANCIALS LED PORTFOLIO

Stock selection and strategic weightings in financials
contributed the most to Value's results against the Russell
3000 Value Index. Two financial holdings were among our top
contributors. One was SunTrust Banks, the seventh-largest U.S.
bank. SunTrust operates in high-growth cities throughout 11
Southeastern states, giving it one of the best footprints in banking. We also benefited from a large position in Bank of
America, which is the nation's largest bank and offers a broad range of financial products and services.

HEALTH CARE ENHANCED RESULTS

Our allocation to the health care sector also added to relative performance. We owned Abbott Laboratories, which develops and manufactures pharmaceutical therapies, medical devices and
nutritional products. Abbott's share price was boosted by
strong

(1) All fund returns referenced in this commentary are for
Investor Class shares.

(2) The median returns for Morningstar's Large Cap Value
category were 7.88% and 8.79% for the five- and ten-year
periods ended March 31, 2007, respectively, and 10.50% since the fund's inception. © 2007 Morningstar, Inc. All Rights
Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers: (2) may not be
copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content
providers are responsible for any damages or losses arising
from any use of this information.

Top Ten Holdings as of March 31, 2007
                                             % of          % of
                                          net assets    net assets
                                            as of         as of
                                           3/31/07       9/30/06
General Electric Co.                         4.9%          1.9%
Bank of America Corp.                        4.7%          3.7%
Kraft Foods Inc. Cl A                        3.7%          1.6%
Freddie Mac                                  3.6%          2.6%
BP plc ADR                                   3.0%          0.8%
United Parcel Service, Inc. Cl B             2.5%          1.5%
Intel Corp.                                  2.3%          2.0%
MGIC Investment Corp.                        2.3%          1.3%
AT&T Inc.                                    2.2%          2.0%
Pfizer Inc.                                  2.1%          1.0%

------
5

Value

sales of its top-selling drug, Humira. Originally approved for treatment of rheumatoid arthritis, Humira received additional
Food and Drug Administration approvals for treatment of Crohn's disease and psoriatic arthritis. The company also acquired part of Guidant's cardiovascular business from Boston Scientific, expanding Abbott's presence in the medical technology arena.

STRONG STOCK SELECTION ADDED VALUE

Individual holdings also enhanced performance. International
Flavors & Fragrances (IFF) is a leading manufacturer of flavors and fragrances for consumer products ranging from perfumes and cosmetics to food and beverages. IFF's shares benefited from the company's enhanced revenue growth, which was the result of new product introductions by core customers. Another
contributor was Kimberly-Clark, one of the largest makers of personal-care paper products. The company benefited from price increases, cost containment, and the stabilization of commodity prices. Our holdings in Anheuser-Busch, one of the world's
largest brewers, added to results as the company raised prices and grew its international market share.

CONSUMER DISCRETIONARY DETRACTED

Two of our consumer-discretionary stocks performed below
expectations. Marketing services company Valassis
Communications produces advertising inserts for newspapers.
Last summer, the firm sought to acquire ADVO, a major direct mail services company. After reviewing the terms of the
transaction, we believed the acquisition would have a dilutive effect on Valassis' shares, so we eliminated the holding.

Another detractor was Speedway Motorsports, a leading promoter, marketer, and sponsor of motorsports activities in the U.S.
When the company renewed a profitable television contract, the stock underperformed based on projected lower revenues, which is common in a contract's early years. We believe this to be a transitory issue and have maintained our position.

STARTING POINT FOR NEXT REPORTING PERIOD

Your management team follows a disciplined, bottom-up process, selecting securities one at a time for the portfolio. As of
March 31, 2007, we continued to see opportunities in consumer staples and industrials, reflected by our overweight positions in these sectors relative to the benchmark. Our valuation work contributed to our smaller relative weightings in the consumer discretionary and energy sectors.

Top Five Industries as of March 31, 2007
                                            % of          % of
                                         net assets    net assets
                                           as of         as of
                                          3/31/07       9/30/06
Food Products                               8.7%          6.0%
Insurance                                   8.4%          6.6%
Thirfts & Mortgage Finance                  7.1%          5.7%
Oil, Gas & Consumable Fuels                 6.5%          7.3%
Commercial Banks                            6.4%          6.0%

Types of Investments in Portfolio
                                            % of          % of
                                         net assets    net assets
                                           as of         as of
                                          3/31/07       9/30/06
Domestic Common Stocks                     92.4%         93.1%
Foreign Common Stocks(1)                    5.1%          1.8%
TOTAL COMMON STOCKS                        97.5%         94.9%
Temporary Cash Investments                  2.3%          5.0%
Other Assets and Liabilities(2)             0.2%          0.1%

(1) Includes depositary shares, dual listed securities and
foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
6

SCHEDULE OF INVESTMENTS
Value

MARCH 31, 2007

Shares                                                                               Value

Common Stocks -- 97.5%

AEROSPACE & DEFENSE -- 0.5%
             394,565  Honeywell International Inc.                            $ 18,173,665
                                                                            --------------
AIR FREIGHT & LOGISTICS -- 2.5%
           1,112,897  United Parcel Service, Inc. Cl B                          78,014,080
                                                                            --------------
AIRLINES -- 1.1%
           2,302,782  Southwest Airlines Co.                                    33,850,895
                                                                            --------------
BEVERAGES -- 5.9%
           1,085,863  Anheuser-Busch Companies, Inc.                            54,792,647
             376,392  Coca-Cola Company (The)                                   18,066,816
           2,980,173  Coca-Cola Enterprises Inc.                                60,348,503
             867,885  Pepsi Bottling Group Inc.                                 27,676,853
             382,400  PepsiCo, Inc.                                             24,305,344
                                                                            --------------
                                                                               185,190,163
                                                                            --------------
BUILDING PRODUCTS -- 0.2%
             320,697  Masco Corp.                                                8,787,098
                                                                            --------------
CAPITAL MARKETS -- 1.3%
             186,776  Merrill Lynch & Co., Inc.                                 15,253,996
             591,719  Nuveen Investments Inc. Cl A(1)                           27,988,309
                                                                            --------------
                                                                                43,242,305
                                                                            --------------
CHEMICALS -- 1.1%
             556,041  Minerals Technologies Inc.(1)                             34,563,509
                                                                            --------------
COMMERCIAL BANKS -- 6.4%
             980,721  BB&T Corporation                                          40,229,175
           1,368,583  Fifth Third Bancorp                                       52,950,477
             530,032  Marshall & Ilsley Corp.                                   24,545,782
             560,893  SunTrust Banks, Inc.                                      46,576,555
             970,129  U.S. Bancorp                                              33,925,411
              29,720  Zions Bancorporation                                       2,511,934
                                                                            --------------
                                                                               200,739,334
                                                                            --------------
COMMERCIAL SERVICES & SUPPLIES -- 2.3%
           1,662,432  Republic Services, Inc.                                   46,248,859
             709,862  Waste Management, Inc.                                    24,426,351
                                                                            --------------
                                                                                70,675,210
                                                                            --------------
COMPUTERS & PERIPHERALS -- 0.3%
             402,736  Dell Inc.(2)                                               9,347,503
                                                                            --------------
CONTAINERS & PACKAGING -- 0.9%
             826,137  Bemis Co., Inc.                                           27,584,714
                                                                            --------------
DISTRIBUTORS -- 0.2%
             115,407  Genuine Parts Company                                      5,654,943
                                                                            --------------
DIVERSIFIED -- 1.1%
             239,216  Standard and Poor's 500 Depositary Receipt(1)             33,980,633
                                                                            --------------

Shares                                                                               Value

DIVERSIFIED FINANCIAL SERVICES -- 5.8%
           2,890,175  Bank of America Corp.                                  $ 147,456,729
             652,554  Citigroup Inc.                                            33,502,122
                                                                            --------------
                                                                               180,958,851
                                                                            --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.7%
           1,742,187  AT&T Inc.                                                 68,694,433
           1,010,565  BCE Inc. ORD                                              28,614,125
             480,885  Verizon Communications Inc.                               18,235,159
                                                                            --------------
                                                                               115,543,717
                                                                            --------------
ELECTRICAL EQUIPMENT -- 1.6%
             131,915  Emerson Electric Co.                                       5,684,217
             937,863  Hubbell Inc. Cl B                                         45,242,511
                                                                            --------------
                                                                                50,926,728
                                                                            --------------
FOOD & STAPLES RETAILING -- 0.8%
             521,993  Wal-Mart Stores, Inc.                                     24,507,571
                                                                            --------------
FOOD PRODUCTS -- 8.7%
             613,759  ConAgra Foods, Inc.                                       15,288,737
             454,051  General Mills, Inc.                                       26,434,849
           1,111,688  H.J. Heinz Co.                                            52,382,738
             476,244  Kellogg Co.                                               24,493,229
           3,680,162  Kraft Foods Inc. Cl A(1)                                 116,513,928
           1,273,694  Unilever N.V. New York Shares                             37,217,339
                                                                            --------------
                                                                               272,330,820
                                                                            --------------
GAS UTILITIES -- 0.6%
             623,687  WGL Holdings Inc.(1)                                      19,945,510
                                                                            --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.5%
             389,655  Beckman Coulter, Inc.                                     24,895,058
           1,446,234  Symmetry Medical Inc.(1)(2)                               23,617,001
                                                                            --------------
                                                                                48,512,059
                                                                            --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.5%
             264,753  Universal Health Services, Inc. Cl B                      15,159,757
                                                                            --------------
HOTELS, RESTAURANTS & LEISURE -- 3.3%
             407,576  International Speedway Corp.                              21,071,679
           1,178,202  OSI Restaurant Partners, Inc.                             46,538,979
             943,052  Speedway Motorsports Inc.(1)                              36,543,265
                                                                            --------------
                                                                               104,153,923
                                                                            --------------
HOUSEHOLD DURABLES -- 0.2%
              65,415  Whirlpool Corp.                                            5,554,388
                                                                            --------------
HOUSEHOLD PRODUCTS -- 2.1%
              88,786  Clorox Company                                             5,654,780
             864,134  Kimberly-Clark Corp.                                      59,184,538
                                                                            --------------
                                                                                64,839,318
                                                                            --------------

------
7

Value

Shares                                                                               Value

INDUSTRIAL CONGLOMERATES -- 5.4%
             197,269  3M Co.                                                  $ 15,077,270
           4,343,806  General Electric Co.                                     153,596,980
                                                                            --------------
                                                                               168,674,250
                                                                            --------------
INSURANCE -- 8.4%
             249,410  Allstate Corp.                                            14,979,565
             465,394  Ambac Financial Group, Inc.                               40,205,388
             928,295  American International Group, Inc.                        62,399,989
                 197  Berkshire Hathaway Inc. Cl A(1)(2)                        21,471,030
             840,339  Chubb Corp.                                               43,420,316
             953,536  Genworth Financial Inc. Cl A                              33,316,548
             122,417  Hartford Financial Services Group Inc. (The)              11,700,617
           1,186,271  Marsh & McLennan Companies, Inc.                          34,745,878
                                                                            --------------
                                                                               262,239,331
                                                                            --------------
IT SERVICES -- 1.7%
             560,275  International Business Machines Corp.                     52,811,522
                                                                            --------------
METALS & MINING -- 0.8%
             581,325  Newmont Mining Corporation                                24,409,837
                                                                            --------------
MULTI-UTILITIES -- 3.7%
             991,706  Ameren Corp.(1)                                           49,882,811
           1,928,101  Puget Energy, Inc.(1)                                     49,513,634
             358,684  Wisconsin Energy Corp.                                    17,403,348
                                                                            --------------
                                                                               116,799,793
                                                                            --------------
MULTILINE RETAIL -- 1.3%
           1,901,625  Dollar General Corp.                                      40,219,369
                                                                            --------------
OIL, GAS & CONSUMABLE FUELS -- 6.5%
           1,465,035  BP plc ADR                                                94,861,015
             368,832  Chevron Corp.                                             27,278,815
             178,813  Equitable Resources Inc.                                   8,640,244
             857,197  Exxon Mobil Corp.                                         64,675,514
             161,009  Murphy Oil Corp.                                           8,597,881
                                                                            --------------
                                                                               204,053,469
                                                                            --------------
PAPER & FOREST PRODUCTS -- 1.0%
             593,849  MeadWestvaco Corp.                                        18,314,303
             200,912  Weyerhaeuser Co.                                          15,016,163
                                                                            --------------
                                                                                33,330,466
                                                                            --------------

Shares                                                                               Value

PHARMACEUTICALS -- 5.4%
             433,062  Bristol-Myers Squibb Co.                                $ 12,021,801
             565,869  Eli Lilly and Company                                     30,392,824
             565,114  Johnson & Johnson                                         34,053,770
             266,281  Merck & Co., Inc.                                         11,761,632
           2,590,427  Pfizer Inc.                                               65,434,186
             581,456  Watson Pharmaceuticals, Inc.(2)                           15,367,882
                                                                            --------------
                                                                               169,032,095
                                                                            --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.6%
             472,498  Applied Materials, Inc.                                    8,656,163
           3,779,393  Intel Corp.                                               72,299,788
                                                                            --------------
                                                                                80,955,951
                                                                            --------------
SPECIALTY RETAIL -- 0.8%
             410,569  Home Depot, Inc. (The)                                    15,084,305
             279,692  Lowe's Companies, Inc.                                     8,807,501
                                                                            --------------
                                                                                23,891,806
                                                                            --------------
THRIFTS & MORTGAGE FINANCE -- 7.1%
             681,692  Fannie Mae                                                37,206,749
           1,892,791  Freddie Mac                                              112,602,137
           1,226,682  MGIC Investment Corp.                                     72,276,103
                                                                            --------------
                                                                               222,084,989
                                                                            --------------
TRADING COMPANIES & DISTRIBUTORS -- 0.2%
              64,855  Grainger (W.W.), Inc.                                      5,009,400
                                                                            --------------
TOTAL COMMON STOCKS
(Cost $2,779,367,162)                                                        3,055,748,972
                                                                            --------------

Temporary Cash Investments -- 2.3%

Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 2.625% - 4.375%, 1/31/08 -
5/15/08, valued at $74,738,066), in a joint trading account at 5.05%, dated 3/30/07, due 4/2/07 (Delivery value $73,330,847)
(Cost $73,300,000)                                                              73,300,000
                                                                            --------------

------
8

Value

Shares                                                                               Value

Temporary Cash Investments -- Securities Lending Collateral(3) -- 6.9%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending
agent), 5.43%, dated 3/30/07, due 4/2/07 (Delivery value $45,020,363)         $ 45,000,000

Repurchase Agreement, Citigroup Global Markets Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 3/30/07, due 4/2/07 (Delivery value
$70,123,699)                                                                    70,092,274

Shares                                                                               Value

Repurchase Agreement, Lehman Brothers Inc., (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending
agent), 5.44%, dated 3/30/07, due 4/2/07 (Delivery value $100,045,333)       $ 100,000,000
                                                                            --------------
TOTAL TEMPORARY CASH INVESTMENTS --
SECURITIES LENDING COLLATERAL
(Cost $215,092,274)                                                            215,092,274
                                                                            --------------
TOTAL INVESTMENT SECURITIES -- 106.7%
(Cost $3,067,759,436)                                                        3,344,141,246
                                                                            --------------
OTHER ASSETS AND LIABILITIES -- (6.7)%                                       (209,697,373)
                                                                            --------------
TOTAL NET ASSETS -- 100.0%                                                  $3,134,443,873
                                                                            ==============

Forward Foreign Currency Exchange Contracts
Contracts to Sell               Settlement Date        Value       Unrealized Gain (Loss)
25,910,886       CAD for USD        4/30/07        $ 22,488,448          $ (73,359)
24,639,339       Euro for USD       4/30/07          32,942,816            (35,623)
37,281,302       GBP for USD        4/30/07          73,345,038           (158,114)
                                                   ------------          -----------
                                                   $128,776,302          $(267,096)
                                                   ============          ===========

(Value on Settlement Date $128,509,206)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CAD = Canadian Dollar

GBP = British Pound

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Security, or a portion thereof, was on loan as of March 31,
2007.

(2) Non-income producing.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending
transactions.

See Notes to Financial Statements.

------
9

PERFORMANCE
Large Company Value

Total Returns as of March 31, 2007
                                               Average Annual Returns
                                                              Since       Inception
                                    1 year     5 years      Inception       Date

INVESTOR CLASS                      15.37%      8.95%         7.68%        7/30/99

RUSSELL 1000 VALUE INDEX(1)         16.83%     10.25%         6.99%          --

S&P 500 INDEX(1)                    11.83%      6.27%         2.52%          --

Institutional Class                 15.60%      9.16%         8.59%        8/10/01

Advisor Class                       15.08%      8.68%         9.72%       10/26/00

A Class                                                                    1/31/03
 No sales charge*                   15.23%       --          16.12%
 With sales charge*                  8.60%       --          14.49%

B Class                                                                    1/31/03
 No sales charge*                   14.18%       --          15.30%
 With sales charge*                 10.18%       --          14.99%

C Class                             14.22%      7.87%         8.77%        11/7/01

R Class                             14.95%       --          13.61%        8/29/03

*Sales charges include initial sales charges and contingent
deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares
redeemed within six years of purchase are subject to a CDSC
that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of
1.00%. Please see the Share Class Information pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. -- A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
10

Large Company Value

Growth of $10,000 Over Life of Class

$10,000 investment made July 30, 1999

One-Year Returns Over Life of Class
Periods ended March 31
               2000*      2001      2002      2003       2004     2005      2006     2007

Investor
Class          -7.22%    12.38%    10.20%    -21.19%    39.34%   10.73%    9.44%    15.37%

Russell
1000 Value
Index          -1.56%     0.27%     4.38%    -22.79%    40.82%   13.17%    13.31%   16.83%

S&P 500
Index          13.73%    -21.68%    0.24%    -24.76%    35.12%    6.69%    11.73%   11.83%

* From 7/30/99, the Investor Class's inception date. Not
annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
11

PORTFOLIO COMMENTARY
Large Company Value

Portfolio Managers: Chuck Ritter and Brendan Healy

As announced in the message from the Stowers at the start of this report, Mark Mallon retired this year. Prior to his
retirement, he stopped serving as a portfolio manager for Large
Company Value, effective December 31, 2006. Chuck Ritter has been at the helm of the Large Cap Value strategy, which
includes this portfolio, since its inception in 1999. He
continues to manage this portfolio with co-portfolio manager
Brendan Healy and two dedicated, experienced analysts.

PERFORMANCE SUMMARY

Large Company Value gained 15.37%(1) for the 12 months ended
March 31, 2007. By comparison, its benchmark, the Russell 1000
Value Index, advanced 16.83%. The broader market, as measured by the S&P 500, returned 11.83%. The portfolio's returns
reflect operating expenses, while the indices' returns do not.
The average return for Morningstar's Large Cap Value category was 13.95%(2).

On an absolute basis, a favorable market environment,
especially for value stocks (described in the Market
Perspective on page 2) generated those results. On a relative basis, Large Company Value trailed its benchmark primarily
because of an underweight position in utilities, the
top-performing sector for the 12 months.

The lag versus the benchmark was just a modest setback in the context of the portfolio's long-term track record. Since Large
Company Value's inception on July 30, 1999, the portfolio has produced an average annualized return of 7.68%, topping the
returns for that period for the Russell 1000 Value Index and the S&P 500 (see the performance information on pages 10 - 11).

UNDERPOWERED BY UTILITIES

Our holdings in the utilities sector restrained relative
performance the most during the reporting period. Utilities
stocks continued to trade near historically high
price-to-earnings ratios, making many of them unattractive to
us. Consequently, we remained significantly underweight, which worked against us, especially in the multi-utilities industry.
Lack of exposure to independent power producers also hurt --
the group posted the strongest gains in the benchmark. On a
more positive note, the sector was home to the portfolio's
top-contributing stock, electric utility PPL Corp. During the period, the firm reported a 27% increase in 2006 earnings
compared to the previous year and reaffirmed its 2007 forecast.

(1) All fund returns referenced in this commentary are for
Investor Class shares.

(2) The median return for Morningstar's Large Cap Value
category was 8.04% for the 5-year period ended March 31, 2007.
© 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers: (2) may not be copied or distributed; and
(3) is not warranted to be accurate, complete or timely.
Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this
information.

Top Ten Holdings as of March 31, 2007
                                     % of          % of
                                  net assets    net assets
                                    as of          as of
                                   3/31/07        9/30/06
Exxon Mobil Corp.                    4.8%          4.5%
Citigroup Inc.                       4.6%          4.7%
Bank of America Corp.                3.3%          3.5%
AT&T Inc.                            3.1%          1.9%
Chevron Corp.                        3.0%          2.9%
Royal Dutch Shell plc ADR            2.6%          2.6%
JPMorgan Chase & Co.                 2.3%          2.5%
Freddie Mac                          2.3%          3.0%
Wells Fargo & Co.                    2.1%          2.2%
ConocoPhillips                       1.9%          1.8%

------
12

Large Company Value

FUELED BY FINANCIALS

Our stake in the financials sector, our largest sector
position, made the most significant contribution to total
return and to performance versus the benchmark. What we didn't own was just as important as what we did. In the commercial
banks industry, we successfully sidestepped companies that
declined in favor of those that advanced by emphasizing more diversified and large regional banks. Late in the period, many firms in this sector came under pressure amid the fallout from the subprime mortgage implosion. Again, we benefited from
owning larger and more diversified companies.

A BOOST FROM HEALTH CARE

Our stake in the health care sector fared well against the
benchmark. Long-time holdings in the pharmaceutical industry, some of which have struggled in the past, registered solid
performance. One standout was Abbott Laboratories, which
develops and manufactures laboratory diagnostics, medical
devices, and pharmaceutical therapies. Abbott's share price was boosted by news that its best-selling drug, Humira, was
approved for an additional autoimmune disease indication. The company also acquired part of Guidant's cardiovascular
business, expanding Abbott's presence in the medical technology arena by adding products such as coronary stents and catheters to its product line.

STARTING POINT FOR NEXT REPORTING PERIOD

As bottom-up managers, we evaluate each company individually and build the portfolio from the ground up, one stock at a
time. As of March 31, 2007, the portfolio was broadly
diversified, with an overweight position in the information
technology sector and an underweight in utilities stocks, which fund management believes are richly valued. In addition, we
continued to find greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

Top Five Industries as of March 31, 2007
                                            % of          % of
                                         net assets    net assets
                                           as of         as of
                                          3/31/07       9/30/06
Oil, Gas & Consumable Fuels                13.1%         12.4%
Diversified Financial Services             10.3%         10.6%
Pharmaceuticals                             7.3%          7.0%
Commercial Banks                            6.2%          6.4%
Insurance                                   6.2%          6.4%

Types of Investments in Portfolio
                                            % of          % of
                                         net assets    net assets
                                           as of         as of
                                          3/31/07       9/30/06
Domestic Common Stocks                     90.6%         90.4%
Foreign Common Stocks(1)                    5.0%          4.9%
TOTAL COMMON STOCKS                        95.6%         95.3%
Temporary Cash Investments                  4.3%          4.4%
Other Assets and Liabilities(2)             0.1%          0.3%

(1) Includes depositary shares, dual listed securities and
foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
13

SCHEDULE OF INVESTMENTS
Large Company Value

MARCH 31, 2007

Shares                                                                               Value

Common Stocks -- 95.6%

AEROSPACE & DEFENSE -- 0.9%
             330,600  Northrop Grumman Corp.(1)                               $ 24,537,132
                                                                            --------------
BEVERAGES -- 1.8%
             626,500  Coca-Cola Company (The)(1)                                30,072,000
             643,900  Pepsi Bottling Group Inc.                                 20,533,971
                                                                            --------------
                                                                                50,605,971
                                                                            --------------
BIOTECHNOLOGY -- 0.3%
             168,400  Amgen Inc.(2)                                              9,410,192
                                                                            --------------
CAPITAL MARKETS -- 4.1%
             618,800  Bank of New York Co., Inc. (The)                          25,092,340
             515,600  Merrill Lynch & Co., Inc.                                 42,109,052
             565,100  Morgan Stanley                                            44,507,276
                                                                            --------------
                                                                               111,708,668
                                                                            --------------
CHEMICALS -- 2.1%
             508,100  du Pont (E.I.) de Nemours & Co.                           25,115,383
             439,800  PPG Industries, Inc.(1)                                   30,922,338
                                                                            --------------
                                                                                56,037,721
                                                                            --------------
COMMERCIAL BANKS -- 6.2%
             457,600  National City Corp.(1)                                    17,045,600
             241,000  PNC Financial Services Group                              17,344,770
           1,048,300  U.S. Bancorp(1)                                           36,659,051
             753,200  Wachovia Corp.                                            41,463,660
           1,643,600  Wells Fargo & Co.(1)                                      56,589,148
                                                                            --------------
                                                                               169,102,229
                                                                            --------------
COMMERCIAL SERVICES & SUPPLIES -- 1.2%
             507,800  R.R. Donnelley & Sons Company                             18,580,402
             435,200  Waste Management, Inc.                                    14,975,232
                                                                            --------------
                                                                                33,555,634
                                                                            --------------
COMMUNICATIONS EQUIPMENT -- 0.2%
             349,300  Motorola, Inc.(1)                                          6,172,131
                                                                            --------------
COMPUTERS & PERIPHERALS -- 1.4%
             915,900  Hewlett-Packard Co.                                       36,764,226
                                                                            --------------
DIVERSIFIED -- 1.2%
             219,800  Standard and Poor's 500 Depositary Receipt(1)             31,222,590
                                                                            --------------
DIVERSIFIED CONSUMER SERVICES -- 0.5%
             653,100  H & R Block, Inc.(1)                                      13,741,224
                                                                            --------------

Shares                                                                               Value

DIVERSIFIED FINANCIAL SERVICES -- 10.3%
           1,768,100  Bank of America Corp.                                   $ 90,208,462
           2,438,500  Citigroup Inc.                                           125,192,590
           1,310,100  JPMorgan Chase & Co.                                      63,382,638
                                                                            --------------
                                                                               278,783,690
                                                                            --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.4%
           2,106,600  AT&T Inc.                                                 83,063,238
             967,400  Verizon Communications Inc.(1)                            36,683,808
                                                                            --------------
                                                                               119,747,046
                                                                            --------------
ELECTRIC UTILITIES -- 2.9%
             622,700  Exelon Corporation(1)                                     42,785,717
             884,600  PPL Corporation                                           36,180,140
                                                                            --------------
                                                                                78,965,857
                                                                            --------------
ENERGY EQUIPMENT & SERVICES -- 0.3%
              94,200  National Oilwell Varco, Inc.(1)(2)                         7,327,818
                                                                            --------------
FOOD & STAPLES RETAILING -- 2.2%
           1,212,200  Kroger Co. (The)                                          34,244,650
             520,100  Wal-Mart Stores, Inc.                                     24,418,695
                                                                            --------------
                                                                                58,663,345
                                                                            --------------
FOOD PRODUCTS -- 1.2%
           1,144,800  Unilever N.V. New York Shares                             33,451,056
                                                                            --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.3%
             141,700  Quest Diagnostics Inc.(1)                                  7,066,579
                                                                            --------------
HOTELS, RESTAURANTS & LEISURE -- 0.9%
             558,600  McDonald's Corporation                                    25,164,930
                                                                            --------------
HOUSEHOLD DURABLES -- 0.6%
             562,400  Newell Rubbermaid Inc.(1)                                 17,485,016
                                                                            --------------
INDUSTRIAL CONGLOMERATES -- 2.8%
           1,269,700  General Electric Co.                                      44,896,592
           1,012,700  Tyco International Ltd.(1)                                31,950,685
                                                                            --------------
                                                                                76,847,277
                                                                            --------------
INSURANCE -- 6.2%
             545,500  Allstate Corp.                                            32,762,730
             710,100  American International Group, Inc.                        47,732,922
             331,700  Hartford Financial Services Group Inc. (The)              31,703,886
             532,400  Loews Corp.                                               24,186,932
             508,500  Marsh & McLennan Companies, Inc.(1)                       14,893,965
             261,600  Torchmark Corp.(1)                                        17,158,344
                                                                            --------------
                                                                               168,438,779
                                                                            --------------

------
14

Large Company Value

Shares                                                                               Value

IT SERVICES -- 1.7%
             266,900  Fiserv, Inc.(1)(2)                                      $ 14,161,714
             337,400  International Business Machines Corp.                     31,803,324
                                                                            --------------
                                                                                45,965,038
                                                                            --------------
MACHINERY -- 3.4%
             187,900  Caterpillar Inc.(1)                                       12,594,937
             191,600  Deere & Co.(1)                                            20,815,424
             370,000  Dover Corp.                                               18,059,700
             555,700  Ingersoll-Rand Company Cl A(1)                            24,100,709
             206,500  Parker-Hannifin Corp.                                     17,823,015
                                                                            --------------
                                                                                93,393,785
                                                                            --------------
MEDIA -- 3.6%
             505,300  Gannett Co., Inc.                                         28,443,337
           2,416,500  Time Warner Inc.                                          47,653,380
             519,300  Viacom Inc. Cl B(1)(2)                                    21,348,423
                                                                            --------------
                                                                                97,445,140
                                                                            --------------
METALS & MINING -- 0.5%
             191,900  Nucor Corp.(1)                                            12,498,447
                                                                            --------------
MULTI-UTILITIES -- 0.6%
             657,100  NiSource Inc.(1)                                          16,059,524
                                                                            --------------
OFFICE ELECTRONICS -- 0.6%
             976,800  Xerox Corp.(2)                                            16,498,152
                                                                            --------------
OIL, GAS & CONSUMABLE FUELS -- 13.1%
             214,500  Anadarko Petroleum Corp.(1)                                9,219,210
           1,086,100  Chevron Corp.(1)                                          80,327,956
             773,600  ConocoPhillips                                            52,875,560
             178,200  Devon Energy Corporation                                  12,335,004
           1,711,900  Exxon Mobil Corp.(1)                                     129,162,855
           1,064,200  Royal Dutch Shell plc ADR                                 70,556,460
                                                                            --------------
                                                                               354,477,045
                                                                            --------------
PAPER & FOREST PRODUCTS -- 1.1%
             386,393  Weyerhaeuser Co.                                          28,879,013
                                                                            --------------
PHARMACEUTICALS -- 7.3%
             747,300  Abbott Laboratories                                       41,699,340
             276,200  Eli Lilly and Company                                     14,834,702
             604,500  Johnson & Johnson(1)                                      36,427,170
             414,000  Merck & Co., Inc.                                         18,286,380
           2,004,600  Pfizer Inc.(1)                                            50,636,196
             715,700  Wyeth                                                     35,806,471
                                                                            --------------
                                                                               197,690,259
                                                                            --------------

Shares                                                                               Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.7%
             387,000  Applied Materials, Inc.(1)                               $ 7,089,840
             573,300  Intel Corp.                                               10,967,229
                                                                            --------------
                                                                                18,057,069
                                                                            --------------
SOFTWARE -- 2.0%
           1,434,300  Microsoft Corporation                                     39,973,941
             881,900  Oracle Corp.(2)                                           15,988,847
                                                                            --------------
                                                                                55,962,788
                                                                            --------------
SPECIALTY RETAIL -- 1.3%
             827,600  Gap, Inc. (The)                                           14,242,996
             567,500  Home Depot, Inc. (The)                                    20,849,950
                                                                            --------------
                                                                                35,092,946
                                                                            --------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.3%
             417,600  Liz Claiborne, Inc.                                       17,894,160
             217,100  VF Corp.(1)                                               17,936,802
                                                                            --------------
                                                                                35,830,962
                                                                            --------------
THRIFTS & MORTGAGE FINANCE -- 4.0%
           1,064,100  Freddie Mac(1)                                            63,303,309
             261,700  MGIC Investment Corp.(1)                                  15,419,364
             738,800  Washington Mutual, Inc.(1)                                29,832,744
                                                                            --------------
                                                                               108,555,417
                                                                            --------------
TOBACCO -- 1.5%
             450,100  Altria Group Inc.                                         39,523,281
                                                                            --------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
           1,257,900  Sprint Nextel Corp.(1)                                    23,849,784
                                                                            --------------
TOTAL COMMON STOCKS
(Cost $2,090,366,744)                                                        2,594,577,761
                                                                            --------------

Temporary Cash Investments -- 4.3%

Repurchase Agreement, Deutsche Bank Securities, Inc., (collateralized by various U.S. Treasury obligations, 2.375%, 4/15/11, valued at
$56,383,584), in a joint trading account at 5.10%, dated 3/30/07, due
4/2/07 (Delivery value $55,223,460)(3)                                          55,200,000

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 6.00% - 6.25%, 8/15/23 - 2/15/26, valued at $63,877,092), in a joint trading account at 5.10%, dated
3/30/07, due 4/2/07 (Delivery value $62,526,562)                                62,500,000
                                                                            --------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $117,700,000)                                                            117,700,000
                                                                            --------------

------
15

Large Company Value

Shares                                                                               Value

Temporary Cash Investments -- Securities Lending Collateral(4) -- 5.6%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending
agent), 5.43%, dated 3/30/07, due 4/2/07 (Delivery value $5,002,262)           $ 5,000,000

Repurchase Agreement, Citigroup Global Markets Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 3/30/07, due 4/2/07 (Delivery value
$121,628,263)                                                                  121,573,757

Shares                                                                               Value

Repurchase Agreement, UBS AG, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending
agent), 5.44%, dated 3/30/07, due 4/2/07 (Delivery value $25,011,333)         $ 25,000,000
                                                                            --------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $151,573,757)                                                            151,573,757
                                                                            --------------
TOTAL INVESTMENT SECURITIES -- 105.5%
(Cost $2,359,640,501)                                                        2,863,851,518
                                                                            --------------
OTHER ASSETS AND LIABILITIES -- (5.5)%                                       (149,314,242)
                                                                            --------------
TOTAL NET ASSETS -- 100.0%                                                  $2,714,537,276
                                                                            ==============

Futures Contracts
                                              Underlying Face Amount     Unrealized Gain
Contracts Purchased         Expiration Date          at Value                (Loss)
608      S&P 500 E-Mini
         Futures               June 2007           $43,532,800               $20,761
                                                   ===========              ========

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Security, or a portion thereof, was on loan as of March 31,
2007.

(2) Non-income producing.

(3) Security, or a portion thereof, has been segregated for
futures contracts.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending
transactions.

See Notes to Financial Statements.

------
16

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including
management fees; distribution and service (12b-1) fees; and
other fund expenses. This example is intended to help you
understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of
investing in other mutual funds.

The example is based on an investment of $1,000 made at the
beginning of the period and held for the entire period from
October 1, 2006 to March 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses
Paid During Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional Class shares of the American Century
Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account
maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your
accounts to pay the $12.50 fee. In determining your total
eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage
accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts,
UGMA/UTMA accounts, personal trusts, Coverdell Education
Savings Accounts and IRAs (including traditional, Roth,
Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other
retirement accounts. If you have only business, business
retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your
accounts exclusively online. If you are subject to the Account
Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any
transactional costs, such as sales charges (loads) or
redemption/exchange fees. Therefore, the table is useful in
comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In
addition, if these transactional costs were included, your
costs would have been higher.

------
17

                            Beginning     Ending        Expenses Paid
                             Account      Account           During          Annualized
                              Value        Value           Period*           Expense
                             10/1/06      3/31/07     10/1/06 - 3/31/07       Ratio*

Value Shareholder Fee Example

ACTUAL
Investor Class               $1,000      $1,079.10          $5.13             0.99%
Institutional Class          $1,000      $1,080.00          $4.10             0.79%
Advisor Class                $1,000      $1,077.70          $6.42             1.24%
A Class                      $1,000      $1,077.70          $6.42             1.24%
B Class                      $1,000      $1,073.80          $10.29            1.99%
C Class                      $1,000      $1,074.20          $10.29            1.99%
R Class                      $1,000      $1,076.50          $7.71             1.49%

HYPOTHETICAL
Investor Class               $1,000      $1,020.00          $4.99             0.99%
Institutional Class          $1,000      $1,020.99          $3.98             0.79%
Advisor Class                $1,000      $1,018.75          $6.24             1.24%
A Class                      $1,000      $1,018.75          $6.24             1.24%
B Class                      $1,000      $1,015.01          $10.00            1.99%
C Class                      $1,000      $1,015.01          $10.00            1.99%
R Class                      $1,000      $1,017.50          $7.49             1.49%

Large Company Value Shareholder Fee Example

ACTUAL
Investor Class               $1,000      $1,073.20          $4.29             0.83%
Institutional Class          $1,000      $1,074.20          $3.26             0.63%
Advisor Class                $1,000      $1,071.80          $5.58             1.08%
A Class                      $1,000      $1,071.70          $5.58             1.08%
B Class                      $1,000      $1,067.60          $9.43             1.83%
C Class                      $1,000      $1,067.80          $9.43             1.83%
R Class                      $1,000      $1,071.90          $6.87             1.33%

HYPOTHETICAL
Investor Class               $1,000      $1,020.79          $4.18             0.83%
Institutional Class          $1,000      $1,021.79          $3.18             0.63%
Advisor Class                $1,000      $1,019.55          $5.44             1.08%
A Class                      $1,000      $1,019.55          $5.44             1.08%
B Class                      $1,000      $1,015.81          $9.20             1.83%
C Class                      $1,000      $1,015.81          $9.20             1.83%
R Class                      $1,000      $1,018.30          $6.69             1.33%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
18

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2007
                                                                                Large
                                                                  Value      Company Value

ASSETS

Investment securities -- at value (cost of
$2,852,667,162 and $2,208,066,744, respectively) --
including $210,826,836 and $148,773,987 of
securities on loan, respectively                         $3,129,048,972     $2,712,277,761

Investments made with cash collateral received for
securities on loan, at value (cost of $215,092,274
and $151,573,757, respectively)                             215,092,274        151,573,757
                                                         --------------     --------------

Total investment securities, at value (cost of
$3,067,759,436 and $2,359,640,501, respectively)          3,344,141,246      2,863,851,518

Cash                                                                 --          5,531,614

Receivable for investments sold                              48,346,238                 --

Receivable for capital shares sold                                2,524            146,016

Receivable for variation margin on futures contracts                 --             15,200

Dividends and interest receivable                             5,468,925          3,002,693
                                                         --------------     --------------
                                                          3,397,958,933      2,872,547,041
                                                         --------------     --------------

LIABILITIES

Payable for collateral received for securities on
loan                                                        215,092,274        151,573,757

Disbursements in excess of demand deposit cash                3,574,162                 --

Payable for investments purchased                            41,882,460          4,141,435

Payable for forward foreign currency exchange
contracts                                                       267,096                 --

Payable for capital shares redeemed                              30,705            338,866

Accrued management fees                                       2,522,498          1,705,119

Distribution fees payable                                        71,772            115,082

Service fees (and distribution fees -- A Class and
R Class) payable                                                 74,093            135,506
                                                         --------------     --------------
                                                            263,515,060        158,009,765
                                                         --------------     --------------

NET ASSETS                                               $3,134,443,873     $2,714,537,276
                                                         ==============     ==============

See Notes to Financial Statements.

------
19

MARCH 31, 2007                                                                    Large
                                                                Value        Company Value

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                $2,732,602,948       $2,200,863,096

Undistributed net investment income                         2,766,336              681,360

Undistributed net realized gain on investment and
foreign currency transactions                             122,959,718            8,761,042

Net unrealized appreciation on investments and
translation of assets and liabilities in foreign
currencies                                                276,114,871          504,231,778
                                                       --------------       --------------
                                                       $3,134,443,873       $2,714,537,276
                                                       --------------       --------------

INVESTOR CLASS, $0.01 PAR VALUE
Net assets                                             $2,495,066,593       $1,498,118,889
Shares outstanding                                        327,757,297          198,307,718
Net asset value per share                                       $7.61                $7.55

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets                                               $289,535,904         $587,012,426
Shares outstanding                                         37,988,423           77,708,506
Net asset value per share                                       $7.62                $7.55

ADVISOR CLASS, $0.01 PAR VALUE
Net assets                                               $249,264,670         $282,929,517
Shares outstanding                                         32,751,049           37,455,772
Net asset value per share                                       $7.61                $7.55

A CLASS, $0.01 PAR VALUE
Net assets                                                $70,231,810         $239,545,301
Shares outstanding                                          9,218,200           31,684,240
Net asset value per share                                       $7.62                $7.56
Maximum offering price (net asset value divided by
0.9425)                                                         $8.08                $8.02

B CLASS, $0.01 PAR VALUE
Net assets                                                 $7,739,734          $17,373,557
Shares outstanding                                          1,017,105            2,293,821
Net asset value per share                                       $7.61                $7.57

C CLASS, $0.01 PAR VALUE
Net assets                                                $22,274,276          $71,792,181
Shares outstanding                                          2,945,255            9,505,393
Net asset value per share                                       $7.56                $7.55

R CLASS, $0.01 PAR VALUE
Net assets                                                   $330,886          $17,765,405
Shares outstanding                                             43,472            2,351,250
Net asset value per share                                       $7.61                $7.56

See Notes to Financial Statements.

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20

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2007
                                                                                 Large
                                                                    Value    Company Value

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (including $155,624 from affiliates in Value
and net of foreign taxes withheld of $193,147 and
$537,225, respectively)                                      $ 70,567,952     $ 59,128,327

Interest                                                        5,740,942        5,645,902

Securities lending                                                361,421               --
                                                             ------------     ------------
                                                               76,670,315       64,774,229
                                                             ------------     ------------

EXPENSES:

Management fees                                                28,453,054       18,281,944

Distribution fees:
 Advisor Class                                                    581,050          580,391
 B Class                                                           54,523          124,718
 C Class                                                          154,470          498,724

Service fees:
 Advisor Class                                                    581,050          580,391
 B Class                                                           18,174           41,573
 C Class                                                           51,490          166,241

Distribution and service fees:
 A Class                                                          167,555          575,638
 R Class                                                              886           68,920

Directors' fees and expenses                                       56,807           51,587

Other expenses                                                     11,933            6,931
                                                             ------------     ------------
                                                               30,130,992       20,977,058
                                                             ------------     ------------

NET INVESTMENT INCOME (LOSS)                                   46,539,323       43,797,171
                                                             ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions (including $(730,592) from
affiliates in Value)                                          272,478,577       27,513,842

Foreign currency transactions                                 (3,245,330)               --

Futures transactions                                                   --      (1,317,260)
                                                             ------------     ------------
                                                              269,233,247       26,196,582
                                                             ------------     ------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                    99,129,951      273,012,015

Translation of assets and liabilities in foreign
currencies                                                          8,989               --

Futures                                                                --           20,761
                                                             ------------     ------------
                                                               99,138,940      273,032,776
                                                             ------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                       368,372,187      299,229,358
                                                             ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                   $414,911,510     $343,026,529
                                                             ============     ============

See Notes to Financial Statements.

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21

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2007 AND MARCH 31, 2006                                    Large
                                          Value                              Company Value
Increase
(Decrease) in Net
Assets                            2007              2006               2007              2006

OPERATIONS

Net investment
income (loss)             $ 46,539,323      $ 48,954,006       $ 43,797,171      $ 31,411,374

Net realized gain
(loss)                     269,233,247       304,719,340         26,196,582        43,968,820

Change in net
unrealized
appreciation
(depreciation)              99,138,940      (79,269,602)        273,032,776        92,216,915
                        --------------    --------------     --------------    --------------
Net increase
(decrease) in net
assets resulting
from operations            414,911,510       274,403,744        343,026,529       167,597,109
                        --------------    --------------     --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment income:

 Investor
 Class                    (36,707,068)      (32,771,884)       (24,255,936)      (15,442,795)

 Institutional
 Class                     (4,512,290)       (4,697,967)       (10,833,931)       (9,298,838)

 Advisor Class             (2,977,077)       (2,745,701)        (3,728,413)       (2,311,143)

 A Class                     (857,715)         (724,249)        (3,616,661)       (3,803,337)

 B Class                      (38,366)          (27,342)          (136,165)         (104,661)

 C Class                     (110,411)          (76,052)          (550,634)         (387,804)

 R Class                       (2,127)             (236)          (187,796)         (104,920)

From net realized
gains:

 Investor
 Class                   (162,730,575)     (216,094,034)       (11,790,615)      (21,453,038)

 Institutional
 Class                    (18,000,178)      (28,509,415)        (4,669,418)      (11,140,239)

 Advisor Class            (15,791,328)      (23,330,512)        (2,125,865)       (4,046,684)

 A Class                   (4,409,698)       (5,863,978)        (1,905,560)       (6,211,637)

 B Class                     (485,927)         (623,983)          (142,111)         (358,813)

 C Class                   (1,407,351)       (1,709,591)          (577,104)       (1,328,403)

 R Class                      (12,047)           (2,371)          (124,357)         (243,871)
                        --------------    --------------     --------------    --------------
Decrease in net
assets from
distributions            (248,042,158)     (317,177,315)       (64,644,566)      (76,236,183)
                        --------------    --------------     --------------    --------------

CAPITAL SHARE TRANSACTIONS

Net increase
(decrease) in net
assets from
capital share
transactions               109,597,998        29,198,323        286,653,972       554,377,683
                        --------------    --------------     --------------    --------------

NET INCREASE
(DECREASE) IN NET
ASSETS                     276,467,350      (13,575,248)        565,035,935       645,738,609

NET ASSETS

Beginning of period      2,857,976,523     2,871,551,771      2,149,501,341     1,503,762,732
                        --------------    --------------     --------------    --------------
End of period           $3,134,443,873    $2,857,976,523     $2,714,537,276    $2,149,501,341
                        ==============    ==============     ==============    ==============

Undistributed net
investment income           $2,766,336        $1,425,373           $681,360          $193,725
                        ==============    ==============     ==============    ==============

See Notes to Financial Statements.

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22

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the
corporation) is registered under the Investment Company Act of
1940 (the 1940 Act) as an open-end management investment
company. Value Fund (Value) and Large Company Value Fund (Large
Company Value) (collectively, the funds) are two funds in a
series issued by the corporation. The funds are diversified
under the 1940 Act. The funds' investment objectives are
long-term capital growth. The production of income is a
secondary objective. The funds seek to achieve their investment objective by investing in stocks of companies that management believes to be undervalued at the time of purchase. Value
invests in companies with small, medium, and large market
capitalization and Large Company Value invests primarily in
companies with larger market capitalization. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the
Investor Class, the Institutional Class, the Advisor Class, the
A Class, the B Class, the C Class and the R Class. The A Class
may incur an initial sales charge. The A Class, B Class and C
Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales
charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such
shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on
their relative net assets. Sale of Value's R Class commenced on
July 29, 2005.

SECURITY VALUATIONS -- Securities traded primarily on a
principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local
convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued
through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued
through a commercial pricing service or at amortized cost,
which approximates fair value. Securities traded on foreign
securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New
York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to
materially change the net asset value, that security would be valued at fair value as determined in accordance with
procedures adopted by the Board of Directors. If the funds
determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned
above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its
designee if such fair value determination would materially
impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: a
security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are
determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes
withheld, if any, is recorded as of the ex-dividend date.
Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The funds continue to
recognize any gain or loss in the market price of the
securities loaned and record any interest earned or dividends declared.

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23

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market
conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying
securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or
received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net
realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation
(depreciation) on futures, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities
initially expressed in foreign currencies are translated into
U.S. dollars at prevailing exchange rates at period end.
Purchases and sales of investment securities, dividend and
interest income, and certain expenses are translated at the
rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than
investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from
changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment
securities are a component of realized gain (loss) on
investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds
record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to
facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of
foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or
depreciation are determined daily using prevailing exchange
rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not
perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment
Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the
custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities
transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along
with other registered investment companies having management agreements with ACIM or American Century Global Investment
Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by
U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute
substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated
investment company under provisions of the Internal Revenue
Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly.
Distributions from net realized gains, if any, are generally declared and paid annually.

------
24

INDEMNIFICATIONS -- Under the corporation's organizational
documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their
duties to the funds. In addition, in the normal course of
business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these
arrangements is unknown as this would involve future claims
that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a
Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in
exchange for a single, unified management fee (the fee) per
class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and
expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees)
and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of
each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula.
This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for
each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The strategy
assets of Large Company Value include the assets of NT Large
Company Value Fund, one fund in a series issued by the
corporation. The annual management fee schedule for Value
ranges from 0.85% to 1.00% for the Investor Class, A Class, B
Class, C Class and R Class. The annual management fee schedule for Large Company Value ranges from 0.70% to 0.90% for the
Investor Class, A Class, B Class, C Class and R Class. The
Institutional Class is 0.20% less and the Advisor Class is
0.25% less at each point within the range.

For the year ended March 31, 2007, the effective annual
management fee for each class of each fund was as follows:

                            Investor, A, B, C & R     Institutional    Advisor
Value                               0.99%                 0.79%         0.74%
Large Company Value                 0.83%                 0.63%         0.58%

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has
adopted a Master Distribution and Shareholder Services Plan for
the Advisor Class (the Advisor Class plan) and a separate
Master Distribution and Individual Shareholder Services Plan
for each of the A Class, B Class, C Class and R Class
(collectively with the Advisor Class plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the
Advisor Class will pay American Century Investment Services,
Inc. (ACIS) an annual distribution fee of 0.25% and service fee of 0.25%. The plans provide that the B Class and the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the A Class and the R
Class will pay ACIS an annual distribution and service fee of
0.25% for the A Class and 0.50% for the R Class. The fees are computed and accrued daily based on each class's daily net
assets and paid monthly in arrears. The distribution fee
provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for
shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor
Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B Class, C Class and R Class shares. Fees incurred under the plans during the year ended March 31, 2007, are
detailed in the Statement of Operations.

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25

RELATED PARTIES -- Certain officers and directors of the
corporation are also officers and/or directors, and, as a
group, controlling stockholders of American Century Companies,
Inc. (ACC), the parent of the corporation's investment advisor,
ACIM, the distributor of the corporation, ACIS, and the
corporation's transfer agent, American Century Services, LLC.

Beginning in December 2006, the funds were eligible to invest in a money market fund for temporary purposes, which was
managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement and securities lending agreement with
JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended March 31, 2007, were as follows:

                                Value         Large Company Value
Purchases                   $4,007,611,565        $500,235,908
Proceeds from sales         $4,061,361,576        $278,109,534

For the year ended March 31, 2007, Value and Large Company
Value incurred net realized gains of $1,214,447 and $5,421,041, respectively, from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

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26

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

Value
                               Year ended March 31, 2007      Year ended March 31, 2006(1)
                                Shares            Amount          Shares            Amount
INVESTOR CLASS/SHARES
AUTHORIZED                 700,000,000                       700,000,000
                          ============                      ============
Sold                        46,299,513     $ 349,174,054      43,119,632      $314,371,865

Issued in
reinvestment of
distributions               25,193,051       189,713,667      33,557,402       235,393,984

Redeemed                  (63,409,787)     (473,327,597)    (73,799,897)     (537,333,741)
                          ------------     -------------    ------------     -------------
                             8,082,777        65,560,124       2,877,137        12,432,108
                          ------------     -------------    ------------     -------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED                 100,000,000                       100,000,000
                          ============                      ============
Sold                        12,275,041        91,985,893      11,548,124        84,938,821

Issued in
reinvestment of
distributions                2,982,130        22,480,817       4,514,603        31,717,605

Redeemed                  (12,700,338)      (94,682,949)    (15,047,934)     (108,537,853)
                          ------------     -------------    ------------     -------------
                             2,556,833        19,783,761       1,014,793         8,118,573
                          ------------     -------------    ------------     -------------
ADVISOR CLASS/SHARES
AUTHORIZED                 100,000,000                       100,000,000
                          ============                      ============
Sold                         9,522,904        71,576,386      13,059,362        95,475,383

Issued in
reinvestment of
distributions                2,477,211        18,667,945       3,705,239        25,960,487

Redeemed                   (9,165,753)      (69,029,374)    (19,275,511)     (139,099,076)
                          ------------     -------------    ------------     -------------
                             2,834,362        21,214,957     (2,510,910)      (17,663,206)
                          ------------     -------------    ------------     -------------
A CLASS/SHARES
AUTHORIZED                  30,000,000                        30,000,000
                          ============                      ============
Sold                         2,619,729        19,582,575       5,161,842        37,818,901

Issued in
reinvestment of
distributions                  682,151         5,140,730         914,066         6,413,949

Redeemed                   (3,234,521)      (24,036,632)     (3,533,167)      (25,776,750)
                          ------------     -------------    ------------     -------------
                                67,359           686,673       2,542,741        18,456,100
                          ------------     -------------    ------------     -------------
B CLASS/SHARES
AUTHORIZED                  10,000,000                        10,000,000
                          ============                      ============
Sold                           130,722           977,611         310,422         2,262,823

Issued in
reinvestment of
distributions                   60,179           453,375          81,717           570,374

Redeemed                     (166,459)       (1,227,272)        (91,648)         (663,355)
                          ------------     -------------    ------------     -------------
                                24,442           203,714         300,491         2,169,842
                          ------------     -------------    ------------     -------------
C CLASS/SHARES
AUTHORIZED                  10,000,000                        10,000,000
                          ============                      ============
Sold                           651,229         4,845,046       1,037,300         7,488,814

Issued in
reinvestment of
distributions                  160,285         1,201,156         202,237         1,403,553

Redeemed                     (563,859)       (4,173,304)       (451,755)       (3,251,576)
                          ------------     -------------    ------------     -------------
                               247,655         1,872,898         787,782         5,640,791
                          ------------     -------------    ------------     -------------
R CLASS/SHARES
AUTHORIZED                   5,000,000                         5,000,000
                          ============                      ============
Sold                            39,658           290,987           5,632            41,508

Issued in
reinvestment of
distributions                    1,882            14,174             372             2,607

Redeemed                       (4,072)          (29,290)              --                --
                          ------------     -------------    ------------     -------------
                                37,468           275,871           6,004            44,115
                          ------------     -------------    ------------     -------------
Net increase
(decrease)                  13,850,896     $ 109,597,998       5,018,038      $ 29,198,323
                          ============     =============    ============     =============

(1) July 29, 2005 (commencement of sale) through March 31, 2006 for R Class.

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27

Large Company Value
                               Year ended March 31, 2007         Year ended March 31, 2006
                                 Shares           Amount          Shares            Amount
INVESTOR CLASS/SHARES
AUTHORIZED                  350,000,000                      350,000,000
                           ============                     ============
Sold                         72,227,467     $518,958,509      91,117,766      $598,037,082

Issued in
reinvestment of
distributions                 3,744,065       27,199,318       4,263,621        28,169,196

Redeemed                   (43,277,503)    (310,977,065)    (32,941,164)     (214,740,236)
                           ------------    -------------    ------------     -------------
                             32,694,029      235,180,762      62,440,223       411,466,042
                           ------------    -------------    ------------     -------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED                  200,000,000                      200,000,000
                           ============                     ============
Sold                         25,602,969      185,299,046      20,730,996       135,536,783

Issued in
reinvestment of
distributions                 1,929,307       13,987,715       2,692,717        17,772,012

Redeemed                   (28,272,499)    (203,670,769)    (13,605,460)      (89,433,410)
                           ------------    -------------    ------------     -------------
                              (740,223)      (4,384,008)       9,818,253        63,875,385
                           ------------    -------------    ------------     -------------
ADVISOR CLASS/SHARES
AUTHORIZED                   75,000,000                       75,000,000
                           ============                     ============
Sold                         16,186,463      116,408,513      18,230,841       119,571,240

Issued in
reinvestment of
distributions                   628,205        4,579,239         783,697         5,171,434

Redeemed                    (6,834,302)     (49,342,297)     (7,911,997)      (51,980,902)
                           ------------    -------------    ------------     -------------
                              9,980,366       71,645,455      11,102,541        72,761,772
                           ------------    -------------    ------------     -------------
A CLASS/SHARES
AUTHORIZED                  150,000,000                      150,000,000
                           ============                     ============
Sold                          6,284,203       45,840,430      13,583,744        88,538,780

Issued in
reinvestment of
distributions                   705,634        5,122,651       1,458,382         9,630,963

Redeemed                   (10,446,648)     (73,879,471)    (18,278,868)     (120,693,935)
                           ------------    -------------    ------------     -------------
                            (3,456,811)     (22,916,390)     (3,236,742)      (22,524,192)
                           ------------    -------------    ------------     -------------
B CLASS/SHARES
AUTHORIZED                   10,000,000                       10,000,000
                           ============                     ============
Sold                            164,034        1,189,507         508,475         3,307,847

Issued in
reinvestment of
distributions                    31,725          233,063          59,148           391,161

Redeemed                      (270,147)      (1,937,433)       (230,067)       (1,510,396)
                           ------------    -------------    ------------     -------------
                               (74,388)        (514,863)         337,556         2,188,612
                           ------------    -------------    ------------     -------------
C CLASS/SHARES
AUTHORIZED                   20,000,000                       20,000,000
                           ============                     ============
Sold                          1,996,859       14,288,977       3,927,851        25,566,260

Issued in
reinvestment of
distributions                    56,188          412,221          98,202           648,301

Redeemed                    (1,729,086)     (12,288,309)     (1,229,085)       (8,077,706)
                           ------------    -------------    ------------     -------------
                                323,961        2,412,889       2,796,968        18,136,855
                           ------------    -------------    ------------     -------------
R CLASS/SHARES
AUTHORIZED                   10,000,000                       10,000,000
                           ============                     ============
Sold                            968,486        7,058,412       1,464,596         9,553,434

Issued in
reinvestment of
distributions                    41,974          306,715          52,802           348,791

Redeemed                      (293,569)      (2,135,000)       (218,264)       (1,429,016)
                           ------------    -------------    ------------     -------------
                                716,891        5,230,127       1,299,134         8,473,209
                           ------------    -------------    ------------     -------------
Net increase
(decrease)                   39,443,825     $286,653,972      84,557,933      $554,377,683
                           ============    =============    ============     =============

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28

5. AFFILIATED COMPANY TRANSACTIONS

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each
company which is or was an affiliate at or during the year
ended March 31, 2007 follows:

Value
                                                                                                3/31/07
                     Share                                      Realized
                     Balance     Purchase         Sales          Gain       Dividend      Share        Market
Fund/Company         3/31/06       Cost           Cost          (Loss)       Income      Balance        Value
Minerals
Technologies
Inc.(1)(2)           960,936    $ 3,919,249    $28,741,531    $(844,946)    $155,624     556,041     $34,563,509

Symmetry Medical
Inc.(1)(2)(3)          --       23,996,149      2,796,980      114,354         --       1,446,234    23,617,001
                                -----------    -----------    ----------    --------                 -----------
                                $27,915,398    $31,538,511    $(730,592)    $155,624                 $58,180,510
                                ===========    ===========    ==========    ========                 ===========

(1) Company was not an affiliate at March 31, 2007.

(2) Security, or a portion thereof, was on loan as of March 31,
2007.

(3) Non-income producing.

6. SECURITIES LENDING

As of March 31, 2007, securities in Value and Large Company
Value valued at $210,826,836 and $148,773,987, respectively, were on loan through the lending agent, JPMCB, to certain
approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by
ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash
collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments.
Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of
business on the next business day. The total value of all
collateral received, at this date, was $215,092,274 and
$151,573,757, respectively. The funds' risks in securities
lending are that the borrower may not provide additional
collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

7. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or
ACGIM, have a $500,000,000 unsecured bank line of credit
agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal
Funds rate plus 0.40%. The funds did not borrow from the line during the year ended March 31, 2007.

------
29

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended
March 31, 2007 and March 31, 2006 were as follows:

                                         Value                    Large Company Value
                                  2007            2006            2007           2006
DISTRIBUTIONS PAID FROM

Ordinary income               $159,385,059    $181,298,865    $55,108,975     $51,706,096

Long-term capital gains       $ 88,657,099    $135,878,450    $ 9,535,591     $24,530,087

The book-basis character of distributions made during the year from net investment income or net realized gains may differ
from their ultimate characterization for federal income tax
purposes. These differences reflect the differing character of certain income items and net realized gains and losses for
financial statement and tax purposes, and may result in
reclassification among certain capital accounts on the
financial statements.

As of March 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                                             Large Company
                                                                 Value           Value

Federal tax cost of investments                         $3,120,332,268      $2,361,337,017
                                                        ==============      ==============
Gross tax appreciation of investments                     $252,894,429        $520,335,883

Gross tax depreciation of investments                     (29,085,451)        (17,821,382)
                                                        --------------      --------------
Net tax appreciation (depreciation) of investments        $223,808,978        $502,514,501
                                                        ==============      ==============
Net tax appreciation (depreciation) on derivatives
and translation of assets and liabilities in
foreign currencies                                           $ (6,877)                  --
                                                        --------------      --------------
Net tax appreciation (depreciation)                       $223,802,101        $502,514,501
                                                        ==============      ==============
Undistributed ordinary income                             $122,613,785          $8,384,539

Accumulated long-term gains                                $55,425,039          $2,775,140

The difference between book-basis and tax-basis cost and
unrealized appreciation (depreciation) is attributable
primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain
forward foreign currency contracts.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB)
issued Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes -- an Interpretation of FASB Statement No. 109"
(FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in
filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax
disclosures. FIN 48 is effective for fiscal years beginning
after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is
effective for fiscal years beginning after November 15, 2007.
FAS 157 defines fair value, establishes a framework for
measuring fair value and expands the required financial
statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS
157.

------
30

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate capital gain distributions for the fiscal year ended March 31, 2007, as follows:

     Value         Large Company Value
  $88,657,099           $9,535,591

For corporate taxpayers, ordinary income distributions paid
during the fiscal year ended March 31, 2007, qualify for the corporate dividends received deduction, as follows:

     Value         Large Company Value
  $67,530,805          $48,081,332

The funds hereby designate qualified dividend income for the fiscal year ended March 31, 2007, as follows:

     Value         Large Company Value
  $60,687,930          $48,081,332

The funds hereby designate qualified short-term capital gain distributions for purposes of Internal Revenue Code 871 for the fiscal year ended March 31, 2007, as follows:

      Value         Large Company Value
  $114,180,005          $11,799,437

------
31

FINANCIAL HIGHLIGHTS
Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                             2007          2006           2005          2004          2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period         $7.18         $7.31          $7.72         $5.61         $7.19
                         --------      --------       --------      --------      --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(1)                   0.12          0.12           0.09          0.09          0.07

 Net Realized
 and
 Unrealized
 Gain (Loss)                 0.93          0.57           0.64          2.18        (1.48)
                         --------      --------       --------      --------      --------
 Total From
 Investment
 Operations                  1.05          0.69           0.73          2.27        (1.41)
                         --------      --------       --------      --------      --------
Distributions

 From Net
 Investment
 Income                    (0.11)        (0.10)         (0.09)        (0.08)        (0.07)

 From Net
 Realized
 Gains                     (0.51)        (0.72)         (1.05)        (0.08)        (0.10)
                         --------      --------       --------      --------      --------
 Total
 Distributions             (0.62)        (0.82)         (1.14)        (0.16)        (0.17)
                         --------      --------       --------      --------      --------
Net Asset
Value, End of
Period                      $7.61         $7.18          $7.31         $7.72         $5.61
                         ========      ========       ========      ========      ========

TOTAL
RETURN(2)                  14.90%         9.89%          9.95%        40.66%      (19.85)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets          0.99%         0.99%          0.99%         1.00%         1.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                  1.58%         1.71%          1.16%         1.26%         1.19%

Portfolio Turnover
Rate                         140%          134%           130%          122%          102%

Net Assets, End of
Period (in
thousands)             $2,495,067    $2,296,153     $2,315,507    $2,152,265    $1,552,632

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

See Notes to Financial Statements.

------
32

Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
                                     2007        2006         2005        2004        2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                           $7.19       $7.32        $7.72       $5.61       $7.20
                                 --------    --------     --------    --------    --------
Income From Investment
Operations

 Net Investment
 Income (Loss)(1)                    0.13        0.14         0.10        0.10        0.09

 Net Realized and
 Unrealized Gain (Loss)              0.94        0.57         0.65        2.18      (1.50)
                                 --------    --------     --------    --------    --------
 Total From
 Investment Operations               1.07        0.71         0.75        2.28      (1.41)
                                 --------    --------     --------    --------    --------
Distributions

 From Net
 Investment Income                 (0.13)      (0.12)       (0.10)      (0.09)      (0.08)

 From Net
 Realized Gains                    (0.51)      (0.72)       (1.05)      (0.08)      (0.10)
                                 --------    --------     --------    --------    --------
 Total Distributions               (0.64)      (0.84)       (1.15)      (0.17)      (0.18)
                                 --------    --------     --------    --------    --------
Net Asset Value,
End of Period                       $7.62       $7.19        $7.32       $7.72       $5.61
                                 ========    ========     ========    ========    ========

TOTAL RETURN(2)                    15.11%      10.10%       10.30%      40.93%    (19.70)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets               0.79%       0.79%        0.79%       0.80%       0.80%

Ratio of Net Investment
Income (Loss) to Average Net
Assets                              1.78%       1.91%        1.36%       1.46%       1.38%

Portfolio Turnover Rate              140%        134%         130%        122%        102%

Net Assets, End of Period
(in thousands)                   $289,536    $254,778     $251,812    $223,282    $179,196

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

See Notes to Financial Statements.

------
33

Value

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31
                                     2007        2006         2005        2004        2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                           $7.18       $7.31        $7.72       $5.60       $7.19
                                 --------    --------     --------    --------    --------
Income From Investment
Operations

 Net Investment
 Income (Loss)(1)                    0.10        0.10         0.07        0.07        0.06

 Net Realized and
 Unrealized Gain (Loss)              0.93        0.57         0.64        2.19      (1.49)
                                 --------    --------     --------    --------    --------
 Total From
 Investment Operations               1.03        0.67         0.71        2.26      (1.43)
                                 --------    --------     --------    --------    --------
Distributions

 From Net
 Investment Income                 (0.09)      (0.08)       (0.07)      (0.06)      (0.06)

 From Net
 Realized Gains                    (0.51)      (0.72)       (1.05)      (0.08)      (0.10)
                                 --------    --------     --------    --------    --------
 Total Distributions               (0.60)      (0.80)       (1.12)      (0.14)      (0.16)
                                 --------    --------     --------    --------    --------
Net Asset Value,
End of Period                       $7.61       $7.18        $7.31       $7.72       $5.60
                                 ========    ========     ========    ========    ========

TOTAL RETURN(2)                    14.62%       9.61%        9.67%      40.56%    (20.07)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets               1.24%       1.24%        1.24%       1.25%       1.25%

Ratio of Net Investment
Income (Loss) to Average Net
Assets                              1.33%       1.46%        0.91%       1.01%       0.94%

Portfolio Turnover Rate              140%        134%         130%        122%        102%

Net Assets, End of Period
(in thousands)                   $249,265    $214,835     $236,960    $403,212    $210,984

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

See Notes to Financial Statements.

------
34

Value

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                         2007       2006       2005       2004     2003(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                     $7.19      $7.31      $7.72      $5.60       $5.77
                                      -------    -------    -------    -------     -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                        0.10       0.11       0.07       0.07        0.01

 Net Realized and
 Unrealized Gain (Loss)                  0.93       0.57       0.64       2.19      (0.16)
                                      -------    -------    -------    -------     -------
 Total From
 Investment Operations                   1.03       0.68       0.71       2.26      (0.15)
                                      -------    -------    -------    -------     -------
Distributions

 From Net
 Investment Income                     (0.09)     (0.08)     (0.07)     (0.06)      (0.02)

 From Net Realized Gains               (0.51)     (0.72)     (1.05)     (0.08)          --
                                      -------    -------    -------    -------     -------
 Total Distributions                   (0.60)     (0.80)     (1.12)     (0.14)      (0.02)
                                      -------    -------    -------    -------     -------
Net Asset Value,
End of Period                           $7.62      $7.19      $7.31      $7.72       $5.60
                                      =======    =======    =======    =======     =======

TOTAL RETURN(3)                        14.60%      9.75%      9.67%     40.55%     (2.67)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                      1.24%      1.24%      1.24%      1.25%    1.25%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets            1.33%      1.46%      0.91%      1.01%    0.62%(4)

Portfolio Turnover Rate                  140%       134%       130%       122%     102%(5)

Net Assets, End of Period (in
thousands)                            $70,232    $65,780    $48,330    $15,029        $385

(1) January 31, 2003 (commencement of sale) through March 31,
2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended March
31, 2003.

See Notes to Financial Statements.

------
35

Value

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                    2007       2006       2005      2004           2003(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                $7.18      $7.31      $7.73     $5.61             $5.77
                                 -------    -------    -------   -------           -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                   0.04       0.05       0.01      0.01             --(3)

 Net Realized and
 Unrealized Gain (Loss)             0.94       0.57       0.65      2.20            (0.15)
                                 -------    -------    -------   -------           -------
 Total From
 Investment Operations              0.98       0.62       0.66      2.21            (0.15)
                                 -------    -------    -------   -------           -------
Distributions

 From Net
 Investment Income                (0.04)     (0.03)     (0.03)    (0.01)            (0.01)

 From Net
 Realized Gains                   (0.51)     (0.72)     (1.05)    (0.08)                --
                                 -------    -------    -------   -------           -------
 Total Distributions              (0.55)     (0.75)     (1.08)    (0.09)            (0.01)
                                 -------    -------    -------   -------           -------
Net Asset Value,
End of Period                      $7.61      $7.18      $7.31     $7.73             $5.61
                                 =======    =======    =======   =======           =======

TOTAL RETURN(4)                   13.78%      8.81%      8.93%    39.51%           (2.59)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets              1.99%      1.99%      1.99%     2.00%       1.98%(5)(6)

Ratio of Net Investment
Income (Loss) to Average Net
Assets                             0.58%      0.71%      0.16%     0.26%     (0.17)%(5)(6)

Portfolio Turnover Rate             140%       134%       130%      122%           102%(7)

Net Assets, End of Period
(in thousands)                    $7,740     $7,129     $5,059    $2,656               $91

(1) January 31, 2003 (commencement of sale) through March 31,
2003.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) During the period ended March 31, 2003, the distributor
voluntarily waived a portion of the distribution and service fees. Had fees not been waived, the annualized ratio of
operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would
have been 2.00% and (0.19)%, respectively.

(7) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended March
31, 2003.

See Notes to Financial Statements.

------
36

Value

C Class
For a Share Outstanding Throughout the Years Ended March 31
                                         2007       2006       2005       2004        2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period                     $7.14      $7.27      $7.70      $5.58       $7.18
                                      -------    -------    -------    -------     -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                        0.04       0.05       0.01       0.02        0.01

 Net Realized and
 Unrealized Gain (Loss)                  0.93       0.57       0.64       2.19      (1.50)
                                      -------    -------    -------    -------     -------
 Total From
 Investment Operations                   0.97       0.62       0.65       2.21      (1.49)
                                      -------    -------    -------    -------     -------
Distributions

 From Net Investment Income            (0.04)     (0.03)     (0.03)     (0.01)      (0.01)

 From Net Realized Gains               (0.51)     (0.72)     (1.05)     (0.08)      (0.10)
                                      -------    -------    -------    -------     -------
 Total Distributions                   (0.55)     (0.75)     (1.08)     (0.09)      (0.11)
                                      -------    -------    -------    -------     -------
Net Asset Value,
End of Period                           $7.56      $7.14      $7.27      $7.70       $5.58
                                      =======    =======    =======    =======    ========

TOTAL RETURN(2)                        13.71%      8.87%      8.84%     39.73%    (20.90)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                      1.99%      1.99%      1.99%      2.00%       2.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets            0.58%      0.71%      0.16%      0.26%       0.19%

Portfolio Turnover Rate                  140%       134%       130%       122%        102%

Net Assets, End of Period (in
thousands)                            $22,274    $19,259    $13,885     $6,613      $2,461

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset
values to two decimal places is made in accordance with SEC
guidelines and does not result in any gain or loss of value
between one class and another.

See Notes to Financial Statements.

------
37

Value

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                         2007      2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                    $7.18        $7.60
                                                                     --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                         0.08         0.06

 Net Realized and Unrealized Gain (Loss)                                 0.94         0.29
                                                                     --------     --------
 Total From Investment Operations                                        1.02         0.35
                                                                     --------     --------
Distributions

 From Net Investment Income                                            (0.08)       (0.05)

 From Net Realized Gains                                               (0.51)       (0.72)
                                                                     --------     --------
 Total Distributions                                                   (0.59)       (0.77)
                                                                     --------     --------
Net Asset Value, End of Period                                          $7.61        $7.18
                                                                     ========     ========

TOTAL RETURN(3)                                                        14.34%        4.99%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                       1.49%     1.49%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                                   1.08%     1.17%(4)

Portfolio Turnover Rate                                                  140%      134%(5)

Net Assets, End of Period (in thousands)                                 $331          $43

(1) July 29, 2005 (commencement of sale) through March 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended March
31, 2006.

See Notes to Financial Statements.

--------
38

Large Company Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                                  2007          2006        2005        2004         2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $6.72         $6.39       $5.89       $4.29        $5.53
                               --------      --------    --------    --------     --------
Income From Investment
Operations

 Net Investment
 Income (Loss)(1)                  0.13          0.12        0.12        0.09         0.08

 Net Realized and
 Unrealized Gain
 (Loss)                            0.89          0.47        0.51        1.59       (1.25)
                               --------      --------    --------    --------     --------
 Total From
 Investment
 Operations                        1.02          0.59        0.63        1.68       (1.17)
                               --------      --------    --------    --------     --------
Distributions

 From Net
 Investment Income               (0.13)        (0.11)      (0.11)      (0.08)       (0.07)

 From Net
 Realized Gains                  (0.06)        (0.15)      (0.02)          --           --
                               --------      --------    --------    --------     --------
 Total
 Distributions                   (0.19)        (0.26)      (0.13)      (0.08)       (0.07)
                               --------      --------    --------    --------     --------
Net Asset Value, End of
Period                            $7.55         $6.72       $6.39       $5.89        $4.29
                               ========      ========    ========    ========    =========

TOTAL RETURN(2)                  15.37%         9.44%      10.73%      39.34%     (21.19)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average Net
Assets                            0.83%         0.84%       0.87%       0.90%        0.90%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                1.86%         1.75%       1.90%       1.58%        1.75%

Portfolio Turnover Rate             12%           16%         18%         14%          30%

Net Assets, End of
Period (in thousands)        $1,498,119    $1,112,858    $659,277    $350,516     $152,641

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

See Notes to Financial Statements.

------
39

Large Company Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
                                     2007        2006        2005        2004        2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                            $6.72       $6.39       $5.89       $4.29       $5.53
                                  --------    --------    --------    --------    --------
Income From Investment
Operations

 Net Investment
 Income (Loss)(1)                     0.15        0.13        0.13        0.10        0.09

 Net Realized and
 Unrealized Gain (Loss)               0.88        0.47        0.51        1.59      (1.25)
                                  --------    --------    --------    --------    --------
 Total From
 Investment Operations                1.03        0.60        0.64        1.69      (1.16)
                                  --------    --------    --------    --------    --------
Distributions

 From Net
 Investment Income                  (0.14)      (0.12)      (0.12)      (0.09)      (0.08)

 From Net
 Realized Gains                     (0.06)      (0.15)      (0.02)          --          --
                                  --------    --------    --------    --------    --------
 Total Distributions                (0.20)      (0.27)      (0.14)      (0.09)      (0.08)
                                  --------    --------    --------    --------    --------
Net Asset Value,
End of Period                        $7.55       $6.72       $6.39       $5.89       $4.29
                                  ========    ========    ========    ========    ========

TOTAL RETURN(2)                     15.60%       9.65%      10.94%      39.61%    (21.03)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                0.63%       0.64%       0.67%       0.70%       0.70%

Ratio of Net Investment
Income (Loss) to Average Net
Assets                               2.06%       1.95%       2.10%       1.78%       1.95%

Portfolio Turnover Rate                12%         16%         18%         14%         30%

Net Assets, End of Period
(in thousands)                    $587,012    $527,109    $438,518    $151,622     $21,110

(1) Computed using the average shares throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

See Notes to Financial Statements.

------
40

Large Company Value

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31
                                      2007        2006        2005        2004        2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $6.72       $6.39       $5.89       $4.29       $5.53
                                  --------    --------    --------    --------    --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                     0.12        0.10        0.10        0.07        0.07

 Net Realized and
 Unrealized Gain (Loss)               0.88        0.47        0.51        1.60      (1.25)
                                  --------    --------    --------    --------    --------
 Total From
 Investment Operations                1.00        0.57        0.61        1.67      (1.18)
                                  --------    --------    --------    --------    --------
Distributions

 From Net
 Investment Income                  (0.11)      (0.09)      (0.09)      (0.07)      (0.06)

 From Net
 Realized Gains                     (0.06)      (0.15)      (0.02)          --          --
                                  --------    --------    --------    --------    --------
 Total Distributions                (0.17)      (0.24)      (0.11)      (0.07)      (0.06)
                                  --------    --------    --------    --------    --------
Net Asset Value,
End of Period                        $7.55       $6.72       $6.39       $5.89       $4.29
                                  ========    ========    ========    ========    ========

TOTAL RETURN(2)                     15.08%       9.17%      10.45%      38.99%    (21.38)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                1.08%       1.09%       1.12%       1.15%       1.15%

Ratio of Net Investment
Income (Loss) to Average Net
Assets                               1.61%       1.50%       1.65%       1.33%       1.50%

Portfolio Turnover Rate                12%         16%         18%         14%         30%

Net Assets, End of Period (in
thousands)                        $282,930    $184,601    $104,612     $19,265      $1,090

(1) Computed using the average shares throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

See Notes to Financial Statements.

------
41

Large Company Value

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                      2007        2006        2005        2004     2003(1)
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $6.72       $6.39       $5.90       $4.29       $4.46
                                  --------    --------    --------    --------    --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                     0.12        0.10        0.10        0.07        0.01

 Net Realized and
 Unrealized Gain (Loss)               0.89        0.47        0.50        1.61      (0.17)
                                  --------    --------    --------    --------    --------
 Total From
 Investment Operations                1.01        0.57        0.60        1.68      (0.16)
                                  --------    --------    --------    --------    --------
Distributions

 From Net
 Investment Income                  (0.11)      (0.09)      (0.09)      (0.07)      (0.01)

 From Net
 Realized Gains                     (0.06)      (0.15)      (0.02)          --          --
                                  --------    --------    --------    --------    --------
 Total Distributions                (0.17)      (0.24)      (0.11)      (0.07)      (0.01)
                                  --------    --------    --------    --------    --------
Net Asset Value,
End of Period                        $7.56       $6.72       $6.39       $5.90       $4.29
                                  ========    ========    ========    ========    ========

TOTAL RETURN(3)                     15.23%       9.16%      10.25%      39.22%     (3.49)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                1.08%       1.09%       1.12%       1.15%    1.15%(4)

Ratio of Net Investment
Income (Loss) to Average Net
Assets                               1.61%       1.50%       1.65%       1.33%    1.79%(4)

Portfolio Turnover Rate                12%         16%         18%         14%      30%(5)

Net Assets, End of Period (in
thousands)                        $239,545    $236,313    $245,416     $92,171      $3,733

(1) January 31, 2003 (commencement of sale) through March 31,
2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended March
31, 2003.

See Notes to Financial Statements.

------
42

Large Company Value

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                      2007       2006       2005       2004        2003(1)
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $6.74      $6.41      $5.91      $4.29          $4.46
                                   -------    -------    -------    -------        -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                     0.06       0.05       0.05       0.03           0.01

 Net Realized and
 Unrealized Gain (Loss)               0.89       0.47       0.52       1.62         (0.17)
                                   -------    -------    -------    -------        -------
 Total From
 Investment Operations                0.95       0.52       0.57       1.65         (0.16)
                                   -------    -------    -------    -------        -------
Distributions

 From Net
 Investment Income                  (0.06)     (0.04)     (0.05)     (0.03)         (0.01)

 From Net Realized Gains            (0.06)     (0.15)     (0.02)         --             --
                                   -------    -------    -------    -------        -------
 Total Distributions                (0.12)     (0.19)     (0.07)     (0.03)         (0.01)
                                   -------    -------    -------    -------        -------
Net Asset Value,
End of Period                        $7.57      $6.74      $6.41      $5.91          $4.29
                                   =======    =======    =======    =======        =======

TOTAL RETURN(3)                     14.18%      8.33%      9.59%     38.41%        (3.58)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                   1.83%      1.84%      1.87%      1.90%    1.88%(4)(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets         0.86%      0.75%      0.90%      0.58%    0.74%(4)(5)

Portfolio Turnover Rate                12%        16%        18%        14%         30%(6)

Net Assets, End of Period (in
thousands)                         $17,374    $15,954    $13,009     $5,642            $88

(1) January 31, 2003 (commencement of sale) through March 31,
2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two
decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) During the period ended March 31, 2003, the distributor
voluntarily waived a portion of the distribution and service fees. Had fees not been waived, the annualized ratio of
operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would
have been 1.90% and 0.72%, respectively.

(6) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended March
31, 2003.

See Notes to Financial Statements.

------
43

Large Company Value

C Class
For a Share Outstanding Throughout the Years Ended March 31
                                         2007       2006       2005       2004        2003
PER-SHARE DATA

Net Asset Value,
Beginning of Period                     $6.72      $6.39      $5.89      $4.28       $5.53
                                      -------    -------    -------    -------     -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                        0.06       0.05       0.05       0.03        0.03

 Net Realized and
 Unrealized Gain (Loss)                  0.89       0.47       0.52       1.61      (1.25)
                                      -------    -------    -------    -------     -------
 Total From
 Investment Operations                   0.95       0.52       0.57       1.64      (1.22)
                                      -------    -------    -------    -------     -------
Distributions

 From Net
 Investment Income                     (0.06)     (0.04)     (0.05)     (0.03)      (0.03)

 From Net Realized Gains               (0.06)     (0.15)     (0.02)         --          --
                                      -------    -------    -------    -------     -------
 Total Distributions                   (0.12)     (0.19)     (0.07)     (0.03)      (0.03)
                                      -------    -------    -------    -------     -------
Net Asset Value,
End of Period                           $7.55      $6.72      $6.39      $5.89       $4.28
                                      =======    =======    =======    =======     =======

TOTAL RETURN(2)                        14.22%      8.35%      9.62%     38.27%    (22.13)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                      1.83%      1.84%      1.87%      1.90%       1.90%

Ratio of Net Investment Income
(Loss) to Average Net Assets            0.86%      0.75%      0.90%      0.58%       0.75%

Portfolio Turnover Rate                   12%        16%        18%        14%         30%

Net Assets, End of Period (in
thousands)                            $71,792    $61,682    $40,789    $11,030      $1,163

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset
values to two decimal places is made in accordance with SEC
guidelines and does not result in any gain or loss of value
between one class and another.

See Notes to Financial Statements.

------
44

Large Company Value

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                   2007       2006        2005     2004(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                               $6.72      $6.39       $5.89       $5.18
                                                -------    -------     -------     -------
Income From Investment Operations

 Net Investment Income (Loss)(2)                   0.10       0.09        0.09        0.03

 Net Realized and Unrealized
 Gain (Loss)                                       0.89       0.47        0.51        0.72
                                                -------    -------     -------     -------
 Total From Investment Operations                  0.99       0.56        0.60        0.75
                                                -------    -------     -------     -------
Distributions

 From Net Investment Income                      (0.09)     (0.08)      (0.08)      (0.04)

 From Net Realized Gains                         (0.06)     (0.15)      (0.02)          --
                                                -------    -------     -------     -------
 Total Distributions                             (0.15)     (0.23)      (0.10)      (0.04)
                                                -------    -------     -------     -------
Net Asset Value, End of Period                    $7.56      $6.72       $6.39       $5.89
                                                =======    =======     =======     =======

TOTAL RETURN(3)                                  14.95%      8.90%      10.17%      14.63%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net
Assets                                            1.33%      1.34%    1.33%(4)    1.40%(5)

Ratio of Net Investment Income (Loss) to
Average Net Assets                                1.36%      1.25%    1.44%(4)    0.77%(5)

Portfolio Turnover Rate                             12%        16%         18%      14%(6)

Net Assets, End of Period
(in thousands)                                  $17,765    $10,984      $2,143        $168

(1) August 29, 2003 (commencement of sale) through March 31,
2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

(4) During the year ended March 31, 2005, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed, the ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.37% and 1.40%,
respectively.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level.
Percentage indicated was calculated for the year ended March
31, 2004.

See Notes to Financial Statements.

------
45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statements of assets and
liabilities, including the schedules of investments, of Value
Fund and Large Company Value Fund (the "Funds"), two of the
mutual funds comprising American Century Capital Portfolios,
Inc., as of March 31, 2007, and the related statements of
operations for the year then ended, the statements of changes in net assets for each of the two years in the period then
ended, and the financial highlights for the periods presented.
These financial statements and financial highlights are the
responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and
financial highlights based on our audits.

We conducted our audits in accordance with the standards of the
Public Company Accounting Oversight Board (United States).
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial
statements and financial highlights are free of material
misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over
financial reporting. Our audits included consideration of
internal control over financial reporting as a basis for
designing audit procedures that are appropriate in the
circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over
financial reporting. Accordingly, we express no such opinion.
An audit also includes examining, on a test basis, evidence
supporting the amounts and disclosures in the financial
statements, assessing the accounting principles used and
significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing
procedures. We believe that our audits provide a reasonable
basis for our opinion.

In our opinion, the financial statements and financial
highlights referred to above present fairly, in all material respects, the financial positions of Value Fund and Large
Company Value Fund as of March 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in
conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 14, 2007

------
46

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires.
Mandatory retirement age for independent directors is 72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries,
including the funds' investment advisor, American Century
Investment Management, Inc. (ACIM); the funds' principal
underwriter, American Century Investment Services, Inc. (ACIS);
and the funds' transfer agent, American Century Services, LLC
(ACS).

The other directors (more than three-fourths of the total
number) are independent; that is, they have never been
employees, directors or officers of, and have no financial
interest in, ACC or any of its wholly owned, direct or
indirect, subsidiaries, including ACIM, ACIS, and ACS. The
directors serve in this capacity for seven registered
investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in
similar capacities for the other 14 investment companies
advised by ACIM or American Century Global Investment
Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is
compensated for his or her service as an officer of the funds.
The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR.
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice
Chairman (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder,
Co-Chairman, Director and Controlling Shareholder, ACC; Co-Vice
Chairman, ACC (January 2005 to February 2007); Chairman, ACC
(January 1995 to December 2004); Director, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Advisory Board Member (since 2007)
and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and
Chief Executive Officer, ACC (March 2007 to present), Chief
Administrative Officer, ACC (February 2006 to February 2007);
Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM;
Director, ACIM, ACGIM, ACIS and other ACC subsidiaries;
Managing Director, Morgan Stanley (March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 109
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
47

INDEPENDENT DIRECTORS

THOMAS A. BROWN
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member,
Associated Investments, LLC (real estate investment company);
Managing Member, Brown Cascade Properties, LLC (real estate
investment company); Retired, Area Vice President, Applied
Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D.
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor
to the President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

D.D. (DEL) HOCK
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUNDS: Director (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly
Chairman, Public Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion
Technologies, Inc.

JAMES A. OLSON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Advisory Board Member (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza
Belmont LLC; Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and
Entertainment Properties Trust

DONALD H. PRATT
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief
Executive Officer, Western Investments, Inc.; Retired Chairman
of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief
Executive Officer and Founder, Sayers40, Inc., a technology
products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad
Hospitals, Inc.

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48

M. JEANNINE STRANDJORD
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly
Senior Vice President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems,
Inc.; Director, Euronet Worldwide, Inc.; Director, Charming
Shoppes, Inc.

TIMOTHY S. WEBSTER
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUNDS: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director,
TDB Acquisition Group LLC (September 2006 to present);
President and Chief Executive Officer, American Italian Pasta
Company (2001 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since
2006) and Senior Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance
Officer, ACIM, ACGIM and ACS (August 2006 to present);
Assistant Treasurer, ACC (January 1995 to August 2006);
Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and
Senior Vice President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President,
ACC (November 2005 to present); General Counsel, ACC (March
2007 to present). Also serves as: General Counsel, ACIM, ACGIM,
ACS, ACIS and other ACC subsidiaries; and Senior Vice
President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and
Chief Financial Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President,
ACS (February 2000 to present) and Controller, various American
Century funds (1997 to September 2006)

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49

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUNDS: Controller (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President,
ACS (February 2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial
Officer and Chief Accounting Officer, ACC (March 2007 to
present); Vice President, ACC (October 2001 to present); Vice
President, certain ACC subsidiaries (October 2001 to August
2006); Vice President, Corporate Tax, ACS (April 1998 to August
2006). Also serves as: Chief Financial Officer, Chief
Accounting Officer and Senior Vice President, ACIM, ACGIM, ACS
and other ACC subsidiaries; and Chief Accounting Officer and
Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling
1-800-345-2021.

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50

SHARE CLASS INFORMATION

Seven classes of shares are authorized for sale by the funds:
Investor Class, Institutional Class, Advisor Class, A Class, B
Class, C Class and R Class. The total expense ratio of
Institutional Class shares is lower than that of Investor Class shares. The expense ratios of Advisor Class, A Class, B Class,
C Class and R Class shares are higher than that of Investor
Class shares. The funds are available for purchase only through financial intermediaries by investors who seek advice from
them. The funds are closed to other investors, but those with open accounts may make additional investments and reinvest
dividends and capital gains distributions as long as such
accounts are open.

INVESTOR CLASS shares are available for purchase in two ways:
1) directly from American Century without any commissions or other fees; or 2) through certain financial intermediaries
(such as banks, broker-dealers, insurance companies and
investment advisors), which may require payment of a
transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors
such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional
Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are
subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A
Class shares are sold at their offering price, which is net
asset value plus an initial sales charge that ranges from 5.75%
to 0.00% for equity funds, depending on the amount invested.
The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a
contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for Investor
Class shares. A Class shares also are subject to a 0.25% annual
Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on
shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the
same as for Investor Class shares. B Class shares also are
subject to a 1.00% annual Rule 12b-1 distribution and service fee. B Class shares automatically convert to A Class shares
(with lower expenses) eight years after their purchase date.

------
51

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C
Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified
management fee for C Class shares is the same as for Investor
Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for
Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the
funds and generally have the same rights and preferences.

------
52

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are
subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible
contributions. In such case, excess amounts of withholding
could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must
notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another
tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through
other electronic means. You have the right to revoke your
withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be
responsible for payment of estimated tax. You may incur
penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your
distribution, your address is within one of the mandatory
withholding states and you have federal income tax withheld.
State taxes will be withheld from your distribution in
accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds'
investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the
advisor uses in fulfilling this responsibility is available
without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at
americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio
securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds'
Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by
calling 1-800-345-2021.

------
53

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for
purchase.

The LIPPER MULTI-CAP VALUE INDEX is an equally-weighted index of, typically, the 30 largest mutual funds that use a value
investment strategy to purchase securities of companies of all market capitalizations.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000
Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of
those Russell 1000 Index companies (the 1,000 largest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth rates.

The RUSSELL 1000® VALUE INDEX measures the performance of those
Russell 1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted
index created by Frank Russell Company to measure the
performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of
those Russell 2000 Index companies (the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth rates.

The RUSSELL 2000® VALUE INDEX measures the performance of those
Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL 3000® VALUE INDEX measures the performance of those
Russell 3000 Index companies (the 3,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

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54

The RUSSELL MIDCAP® VALUE INDEX measures the performance of
those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the
stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are
considered to be leading firms in dominant industries. Each
stock's weight in the index is proportionate to its market
value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

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55

NOTES

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56

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR
THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and
American Century Investments are service marks of American
Century Proprietary Holdings, Inc.

0705
SH-ANN-54176S

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               March 31, 2007

[photo of spring]

Equity Index Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the annual report for the American Century® Equity Index Fund for the 12 months ended March 31, 2007. We've gathered this information to help you monitor your investment. Another resource is our website,
americancentury.com, where we post company news, portfolio
commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century announced the
following leadership changes. Chief Investment Officer Mark
Mallon retired in the first quarter of 2007, after nearly a
decade at American Century. Effective January 1, 2007, former
International Equity CIO Enrique Chang became CIO with
responsibilities for the entire investment management
operation. Prior to joining American Century in 2006, Enrique worked at Munder Capital Management, serving the last four
years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global
Advisors, J. & W. Seligman and Co., and General Reinsurance
Corp.

In January 2007, President and Chief Executive Officer Bill
Lyons announced his retirement after nearly 20 years at
American Century. Chief Financial Officer Jonathan Thomas was
appointed president and CEO effective March 1, 2007. Since
2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities,
real estate, information technology, operations, and human
resources. Before joining American Century, Jonathan was a
managing director and global chief operating officer of Morgan
Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and
Fidelity Investments.

We wish to thank Mark and Bill for their many years of
distinguished service -- American Century is a stronger company as a result of their hard work. And we firmly believe their
roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr. and James E. Stowers III]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/James E. Stowers III
James E. Stowers III
VICE CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
       U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .   2

EQUITY INDEX

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the
Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily
represent the opinions of American Century or any other person in the American Century organization. Any such opinions are
subject to change at any time based upon market or other
conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for
representational purposes only and are not intended as
recommendations to purchase or sell securities. Performance
information for comparative indices and securities is provided to American Century by third party vendors. To the best of
American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century
Investments

STOCKS RALLIED DESPITE SLOWING ECONOMY

The major U.S. stock indexes advanced during the 12 months
ended March 31, 2007. Stocks gained ground despite a general slowdown in the U.S. economy brought on largely by a slumping housing market. U.S. gross domestic product grew by an
estimated 2-2.5% over the reporting period, down from the 3-4%
growth rate of the past several calendar years.

Consequently, the Federal Reserve (the Fed) shifted to a stable interest rate policy in mid-2006, following 17 short-term
interest rate hikes between June 2004 and June 2006. The Fed's shift, combined with falling energy prices and
better-than-expected corporate earnings, triggered a
substantial stock market rally in the last six months of 2006.

Another factor favoring stocks during the period was a sharp increase in merger activity. Mergers and acquisitions totaled nearly $4 trillion worldwide in 2006, including $750 billion in takeovers by private equity firms--double the record amount set in 2005. The wheeling and dealing continued in early 2007 with the largest private-equity buyout on record.

The stock market grew more volatile toward the end of the
period thanks to financial problems among "subprime" lenders and weaker corporate profits--the S&P 500 Index's streak of 18 consecutive quarters with double-digit year-over-year earnings growth ended in the fourth quarter of 2006. Nonetheless, stocks ended the period on a positive note as March 2007 brought the
S&P 500's biggest one-week gain in four years.

LARGE-CAP AND VALUE OUTPERFORMED

As the accompanying table shows, large- and mid-cap stocks led the market's advance, while small-cap shares lagged. In an
environment of slowing economic growth, investors focused their attention on the stocks of larger, more-established companies.
Value stocks also continued their dominance over growth issues across all market capitalizations, extending a trend that has persisted since the beginning of the decade.

The best-performing sectors of the stock market during the
period included utilities, materials, and telecommunication
services. Information technology and health care stocks posted the weakest returns.

U.S. Stock Index Returns
For the 12 months ended March 31, 2007

RUSSELL 1000 INDEX (LARGE-CAP)           11.84%
Russell 1000 Growth Index                 7.06%
Russell 1000 Value Index                 16.83%

RUSSELL MIDCAP INDEX                     11.79%
Russell Midcap Growth Index               6.90%
Russell Midcap Value Index               17.13%

RUSSELL 2000 INDEX (SMALL-CAP)            5.91%
Russell 2000 Growth Index                 1.57%
Russell 2000 Value Index                 10.38%

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2

PERFORMANCE
Equity Index

Total Returns as of March 31, 2007
                                      Average Annual Returns
                                                     Since       Inception
                           1 year     5 years      Inception       Date

INVESTOR CLASS             11.28%      5.75%         2.84%        2/26/99

S&P 500 INDEX(1)           11.83%      6.27%         3.35%          --

Institutional Class        11.50%      5.96%         3.05%        2/26/99

(1) Data provided by Lipper Inc. -- A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Equity Index

Growth of $10,000 Over Life of Class

$10,000 investment made February 26, 1999

One-Year Returns Over Life of Class
Periods ended March 31
               1999*    2000       2001       2002       2003        2004      2005      2006        2007
Investor
Class          4.00%   17.17%    -22.04%     -0.16%     -25.02%     34.27%     6.04%    11.36%      11.28%

S&P 500
Index          4.00%   17.94%    -21.68%      0.24%     -24.76%     35.12%     6.69%    11.73%      11.83%

*From 2/26/99, the Investor Class's inception date. Not
annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Equity Index

Subadvisor: Barclays Global Fund Advisors

PERFORMANCE SUMMARY

Equity Index returned 11.28%* for the 12 months ended March 31,
2007, compared with the 11.83% return of its benchmark, the S&P
500 Index. The portfolio's results reflect operating expenses, whereas the index return does not.

FINANCIALS GAINED

Every sector within the portfolio and its benchmark gained
ground during the reporting period. The largest sector
weighting in both was financials, which contributed the most to performance. Diversified financial services firms were the best performers, with Bank of America, Citigroup, and JPMorgan Chase among the portfolio's top 10 individual performance
contributors. Insurance companies and capital markets firms
also performed well, posting double-digit gains as a group. The best performers included life insurer MetLife and investment banks Goldman Sachs and Morgan Stanley.

Real estate investment trusts (REITs), which comprise one of the smaller segments in the financial sector, posted the best returns. A healthy commercial property market and significant merger-and-acquisition activity propelled REITs higher. The
best contributor was Equity Office Properties, which was bought by The Blackstone Group in the largest private-equity
transaction in history.

Not all the news was good in the financial sector. Thrifts,
along with mortgage and consumer finance companies, struggled as the housing sector slumped and conditions in the subprime lending industry deteriorated.

ENERGY AND CONSUMER STOCKS ADVANCED

Energy stocks enjoyed solid gains during the period. Despite a modest decline in the price of oil, energy producers continued
to generate record profits as margins expanded. Exxon Mobil, the fund's largest holding, was the top performance contributor in the portfolio, and Chevron was also in the top five.

Consumer stocks fared well, benefiting from the resiliency of consumer spending. Tobacco and media stocks were the best
contributors, led by tobacco maker Altria and cable operator
Comcast. Household products makers and diversified retailers also produced strong returns. Consumer products manufacturer
Procter & Gamble and department store chain Kohl's contributed favorably to performance.

Top Ten Holdings as of March 31, 2007
                                              % of net         % of net
                                            assets as of     assets as of
                                               3/31/07         9/30/06

Exxon Mobil Corp.                               3.3%             3.3%
General Electric Co.                            2.8%             3.0%
Citigroup Inc.                                  1.9%             2.0%
AT&T Inc.                                       1.9%             1.0%
Microsoft Corporation                           1.9%             2.0%
Bank of America Corp.                           1.8%             2.0%
Procter & Gamble Co. (The)                      1.5%             1.6%
Altria Group Inc.                               1.4%             1.3%
Pfizer Inc.                                     1.4%             1.7%
American International Group, Inc.              1.4%             1.4%

*All fund returns referenced in this commentary are for
Investor Class shares.

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5

Equity Index

SMALLER SECTORS POSTED BIG RETURNS

The three smallest sectors in the portfolio and the
benchmark--utilities, telecommunication services, and
materials--delivered the highest returns. Merger activity
played a major role in all three sectors. Top contributors
included electric utility TXU, which was bought by a consortium of private equity firms; telecom services provider AT&T, which benefited from its acquisition of competitor BellSouth; and
copper producer Phelps Dodge, which was acquired by Freeport
McMoRan Copper & Gold.

TECHNOLOGY, INDUSTRIALS LAGGED

The only sectors of the portfolio and its benchmark to post
single-digit gains for the reporting period were information technology, industrials, and health care. Information
technology stocks were the weakest performers; five of the 10 biggest detractors from performance were technology names, led by computer maker Dell. Dell lost market share to rivals,
replaced its CEO, and unearthed accounting errors that forced the company to restate past years' earnings. Wireless
technology firm Qualcomm and chipmaker Advanced Micro Devices also fell sharply during the period.

In the industrial sector, transportation stocks suffered the largest losses. Shipping company United Parcel Service and
discount airline Southwest Airlines both fell after reporting disappointing earnings. The worst performers in the health care sector were biotechnology stocks. In particular, Amgen declined amid safety concerns about its blockbuster anemia drug.

STARTING POINT FOR NEXT REPORTING PERIOD

As of March 31, 2007, we expected corporate profit growth to decelerate in conjunction with anticipated economic growth of less than 3% in 2007. The Federal Reserve (the Fed) appeared likely to remain on hold until at least the second half of the year, but investors had priced in an interest rate cut from the
Fed before the end of 2007. As a result, we expected a choppy yet range-bound stock market in the coming months.

But regardless of the market's near-term outlook, a broad index fund should remain a long-term core holding within a
diversified portfolio.

Top Five Industries as of March 31, 2007
                                           % of net         % of net
                                         assets as of     assets as of
                                           3/31/07           9/30/06

Oil, Gas & Consumable Fuels                  8.1%             7.6%
Pharmaceuticals                              6.2%             6.8%
Diversified Financial Services               5.5%             5.9%
Insurance                                    4.7%             4.8%
Commercial Banks                             4.0%             4.3%

Types of Investments in Portfolio
                                           % of net         % of net
                                         assets as of     assets as of
                                           3/31/07           9/30/06

Common Stocks & Futures                     99.7%             99.9%
Temporary Cash Investments                   0.2%             0.1%
Other Assets & Liabilities(1)                0.1%             --(2)

(1) Includes securities lending collateral and other assets and liabilities.

(2) Category is less than 0.05% of total net assets.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including
management fees; distribution and service (12b-1) fees; and
other fund expenses. This example is intended to help you
understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of
investing in other mutual funds.

The example is based on an investment of $1,000 made at the
beginning of the period and held for the entire period from
October 1, 2006 to March 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses
Paid During Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional Class shares of the American Century
Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account
maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your
accounts to pay the $12.50 fee. In determining your total
eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage
accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts,
UGMA/UTMA accounts, personal trusts, Coverdell Education
Savings Accounts and IRAs (including traditional, Roth,
Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other
retirement accounts. If you have only business, business
retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your
accounts exclusively online. If you are subject to the Account
Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any
transactional costs, such as sales charges (loads) or
redemption/exchange fees. Therefore, the table is useful in
comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In
addition, if these transactional costs were included, your
costs would have been higher.

------
7

Equity Index Shareholder Fee Example
                          Beginning         Ending        Expenses Paid
                        Account Value   Account Value    During Period*      Annualized
                           10/1/06         3/31/07      10/1/06 - 3/31/07  Expense Ratio*

ACTUAL
Investor Class              $1,000        $1,072.00           $2.53             0.49%
Institutional Class         $1,000        $1,071.10           $1.50             0.29%
HYPOTHETICAL
Investor Class              $1,000        $1,022.49           $2.47             0.49%
Institutional Class         $1,000        $1,023.49           $1.46             0.29%

*Expenses are equal to the class's annualized expense ratio
listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Equity Index

MARCH 31, 2007

Shares                                                                               Value

Common Stocks -- 98.3%

AEROSPACE & DEFENSE -- 2.4%
          63,745  Boeing Co.                                                   $ 5,667,568
          32,629  General Dynamics Corp.                                         2,492,856
          10,015  Goodrich Corporation                                             515,572
          63,672  Honeywell International Inc.                                   2,932,732
          10,061  L-3 Communications Holdings, Inc.                                880,036
          28,711  Lockheed Martin Corp.                                          2,785,541
          28,195  Northrop Grumman Corp.                                         2,092,633
          35,858  Raytheon Company                                               1,881,111
          13,494  Rockwell Collins(1)                                              903,153
          80,910  United Technologies Corp.                                      5,259,150
                                                                            --------------
                                                                                25,410,352
                                                                            --------------
AIR FREIGHT & LOGISTICS -- 0.9%
          13,773  C.H. Robinson Worldwide Inc.(1)                                  657,661
          24,725  FedEx Corporation                                              2,656,207
          86,356  United Parcel Service, Inc. Cl B                               6,053,555
                                                                            --------------
                                                                                 9,367,423
                                                                            --------------
AIRLINES -- 0.1%
          63,895  Southwest Airlines Co.                                           939,257
                                                                            --------------
AUTO COMPONENTS -- 0.2%
          14,240  Goodyear Tire & Rubber Co. (The)(1)(2)                           444,146
          15,793  Johnson Controls, Inc.                                         1,494,333
                                                                            --------------
                                                                                 1,938,479
                                                                            --------------
AUTOMOBILES -- 0.4%
         152,387  Ford Motor Company(1)                                          1,202,333
          45,623  General Motors Corp.(1)                                        1,397,889
          20,903  Harley-Davidson, Inc.                                          1,228,051
                                                                            --------------
                                                                                 3,828,273
                                                                            --------------
BEVERAGES -- 2.0%
          61,989  Anheuser-Busch Companies, Inc.                                 3,127,965
           6,329  Brown-Forman Corp. Cl B                                          414,929
         164,103  Coca-Cola Company (The)                                        7,876,944
          22,295  Coca-Cola Enterprises Inc.                                       451,474
          17,139  Constellation Brands Inc. Cl A(2)                                363,004
           3,659  Molson Coors Brewing Co.                                         346,215
          11,103  Pepsi Bottling Group Inc.                                        354,075
         132,367  PepsiCo, Inc.                                                  8,413,246
                                                                            --------------
                                                                                21,347,852
                                                                            --------------

Shares                                                                               Value

BIOTECHNOLOGY -- 1.2%
          94,304  Amgen Inc.(2)                                                $ 5,269,708
          27,460  Biogen Idec Inc.(1)(2)                                         1,218,675
          30,338  Celgene Corp.(2)                                               1,591,531
          21,204  Genzyme Corp.(2)                                               1,272,664
          37,448  Gilead Sciences, Inc.(2)                                       2,864,772
          19,316  MedImmune, Inc.(1)(2)                                            702,909
                                                                            --------------
                                                                                12,920,259
                                                                            --------------
BUILDING PRODUCTS -- 0.2%
          14,003  American Standard Companies Inc.                                 742,439
          31,811  Masco Corp.(1)                                                   871,621
                                                                            --------------
                                                                                 1,614,060
                                                                            --------------
CAPITAL MARKETS -- 3.6%
          19,521  Ameriprise Financial Inc.                                      1,115,430
          61,621  Bank of New York Co., Inc. (The)                               2,498,732
           9,618  Bear Stearns Companies Inc. (The)                              1,446,066
          34,432  E*TRADE Financial Corp.(2)                                       730,647
           7,277  Federated Investors Inc. Cl B                                    267,211
          13,446  Franklin Resources, Inc.                                       1,624,680
          33,545  Goldman Sachs Group, Inc. (The)                                6,931,402
          15,867  Janus Capital Group Inc.(1)                                      331,779
          10,604  Legg Mason, Inc.                                                 999,003
          42,737  Lehman Brothers Holdings Inc.                                  2,994,582
          33,463  Mellon Financial Corp.(1)                                      1,443,594
          71,436  Merrill Lynch & Co., Inc.                                      5,834,178
          86,013  Morgan Stanley                                                 6,774,384
          15,129  Northern Trust Corp.                                             909,858
          82,503  Schwab (Charles) Corp.                                         1,508,980
          26,782  State Street Corp.                                             1,734,135
          21,273  T. Rowe Price Group Inc.                                       1,003,873
                                                                            --------------
                                                                                38,148,534
                                                                            --------------
CHEMICALS -- 1.6%
          17,774  Air Products & Chemicals, Inc.                                 1,313,321
           4,336  Ashland Inc.                                                     284,442
          77,387  Dow Chemical Co.                                               3,548,968
          74,573  du Pont (E.I.) de Nemours & Co.                                3,686,142
           6,574  Eastman Chemical Company                                         416,331
          14,331  Ecolab Inc.                                                      616,233
           9,325  Hercules Inc.(2)                                                 182,211
           6,235  International Flavors & Fragrances Inc.(1)                       294,417

------
9

Equity Index

Shares                                                                               Value

          43,811  Monsanto Co.                                                 $ 2,407,853
          13,337  PPG Industries, Inc.                                             937,724
          26,044  Praxair, Inc.                                                  1,639,730
          11,465  Rohm and Haas Co.                                                592,970
          10,744  Sigma-Aldrich Corp.                                              446,091
                                                                            --------------
                                                                                16,366,433
                                                                            --------------
COMMERCIAL BANKS -- 4.0%
          43,626  BB&T Corporation                                               1,789,539
          12,822  Comerica Inc.(1)                                                 758,037
          15,023  Commerce Bancorp Inc.(1)                                         501,468
          10,407  Compass Bancshares Inc.                                          716,002
          45,008  Fifth Third Bancorp(1)                                         1,741,360
          10,166  First Horizon National Corp.(1)                                  422,194
          19,202  Huntington Bancshares Inc.(1)                                    419,564
          32,397  KeyCorp                                                        1,213,916
           6,254  M&T Bank Corp.                                                   724,401
          20,585  Marshall & Ilsley Corp.                                          953,291
          47,717  National City Corp.                                            1,777,458
          27,903  PNC Financial Services Group                                   2,008,179
          58,794  Regions Financial Corp.                                        2,079,544
          28,677  SunTrust Banks, Inc.                                           2,381,338
          26,080  Synovus Financial Corp.                                          843,427
         143,038  U.S. Bancorp                                                   5,002,038
         154,042  Wachovia Corp.                                                 8,480,011
         273,127  Wells Fargo & Co.                                              9,403,762
           8,796  Zions Bancorporation                                             743,438
                                                                            --------------
                                                                                41,958,967
                                                                            --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.5%
          19,941  Allied Waste Industries Inc.(1)(2)                               251,057
           7,605  Avery Dennison Corp.                                             488,697
          10,929  Cintas Corp.                                                     394,537
          10,042  Equifax Inc.                                                     366,031
          10,408  Monster Worldwide Inc.(1)(2)                                     493,027
          17,907  Pitney Bowes, Inc.                                               812,799
          17,523  R.R. Donnelley & Sons Company                                    641,167
          13,643  Robert Half International Inc.                                   504,927
          43,155  Waste Management, Inc.                                         1,484,964
                                                                            --------------
                                                                                 5,437,206
                                                                            --------------
COMMUNICATIONS EQUIPMENT -- 2.6%
           9,600  ADC Telecommunications, Inc.(1)(2)                               160,704
          37,071  Avaya Inc.(2)                                                    437,809
           6,837  Ciena Corp.(1)(2)                                                191,094
         489,495  Cisco Systems Inc.(2)                                         12,496,807
         126,595  Corning Inc.(2)                                                2,878,770
          17,256  JDS Uniphase Corp.(1)(2)                                         262,809
          45,602  Juniper Networks, Inc.(1)(2)                                     897,447

Shares                                                                               Value

         194,904  Motorola, Inc.                                               $ 3,443,954
         133,817  QUALCOMM Inc.                                                  5,708,633
          35,641  Tellabs, Inc.(2)                                                 352,846
                                                                            --------------
                                                                                26,830,873
                                                                            --------------
COMPUTERS & PERIPHERALS -- 2.6%
          69,632  Apple Inc.(2)                                                  6,469,509
         183,138  Dell Inc.(2)                                                   4,250,633
         174,523  EMC Corp.(2)                                                   2,417,144
         217,894  Hewlett-Packard Co.                                            8,746,265
           7,915  Lexmark International, Inc. Cl A(1)(2)                           462,711
          14,351  NCR Corp.(2)                                                     685,547
          30,161  Network Appliance, Inc.(2)                                     1,101,480
          12,893  QLogic Corp.(2)                                                  219,181
          18,168  SanDisk Corp.(1)(2)                                              795,758
         289,625  Sun Microsystems, Inc.(2)                                      1,740,646
                                                                            --------------
                                                                                26,888,874
                                                                            --------------
CONSTRUCTION & ENGINEERING -- 0.1%
           7,090  Fluor Corp.(1)                                                   636,114
          15,473  KBR, Inc.(2)                                                     314,876
                                                                            --------------
                                                                                   950,990
                                                                            --------------
CONSTRUCTION MATERIALS -- 0.1%
           7,613  Vulcan Materials Co.(1)                                          886,762
                                                                            --------------
CONSUMER FINANCE -- 0.9%
          97,123  American Express Co.                                           5,477,737
          33,084  Capital One Financial Corp.                                    2,496,519
          32,972  SLM Corporation                                                1,348,555
                                                                            --------------
                                                                                 9,322,811
                                                                            --------------
CONTAINERS & PACKAGING -- 0.2%
           8,388  Ball Corp.                                                       384,590
           8,338  Bemis Co., Inc.                                                  278,406
          10,652  Pactiv Corp.(1)(2)                                               359,398
          13,122  Sealed Air Corp.                                                 414,655
           8,640  Temple-Inland Inc.                                               516,154
                                                                            --------------
                                                                                 1,953,203
                                                                            --------------
DISTRIBUTORS -- 0.1%
          13,758  Genuine Parts Company                                            674,142
                                                                            --------------
DIVERSIFIED CONSUMER SERVICES -- 0.1%
          11,197  Apollo Group Inc. Cl A(1)(2)                                     491,548
          26,000  H & R Block, Inc.(1)                                             547,040
                                                                            --------------
                                                                                 1,038,588
                                                                            --------------
DIVERSIFIED FINANCIAL SERVICES -- 5.5%
         361,964  Bank of America Corp.                                         18,467,403
           2,809  Chicago Mercantile Exchange Holdings Inc.                      1,495,680
          16,003  CIT Group Inc.                                                   846,879
         396,573  Citigroup Inc.                                                20,360,055

------
10

Equity Index

Shares                                                                               Value

         280,889  JPMorgan Chase & Co.                                        $ 13,589,410
          28,566  McGraw-Hill Companies, Inc. (The)                              1,796,230
          18,960  Moody's Corp.(1)                                               1,176,658
                                                                            --------------
                                                                                57,732,315
                                                                            --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.1%
         505,082  AT&T Inc.                                                     19,915,382
           9,267  CenturyTel Inc.                                                  418,776
          26,306  Citizens Communications Company                                  393,275
          12,110  Embarq Corp.                                                     682,399
         129,739  Qwest Communications International Inc.(1)(2)                  1,166,354
         235,339  Verizon Communications Inc.                                    8,924,055
          38,632  Windstream Corp.                                                 567,504
                                                                            --------------
                                                                                32,067,745
                                                                            --------------
ELECTRIC UTILITIES -- 1.9%
          13,254  Allegheny Energy, Inc.(2)                                        651,302
          31,908  American Electric Power                                        1,555,515
         101,267  Duke Energy Corp.                                              2,054,707
          26,284  Edison International(1)                                        1,291,333
          16,553  Entergy Corp.                                                  1,736,741
          54,095  Exelon Corporation                                             3,716,868
          25,746  FirstEnergy Corp.                                              1,705,415
          32,601  FPL Group, Inc.                                                1,994,203
           8,157  Pinnacle West Capital Corp.                                      393,575
          30,783  PPL Corporation                                                1,259,025
          20,511  Progress Energy Inc.(1)                                        1,034,575
          60,273  Southern Co.(1)                                                2,209,005
                                                                            --------------
                                                                                19,602,264
                                                                            --------------
ELECTRICAL EQUIPMENT -- 0.4%
          14,646  Cooper Industries, Ltd. Cl A                                     658,924
          64,696  Emerson Electric Co.                                           2,787,750
          13,734  Rockwell Automation Inc.(1)                                      822,255
                                                                            --------------
                                                                                 4,268,929
                                                                            --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.2%
          32,975  Agilent Technologies, Inc.(2)                                  1,110,927
          14,977  Jabil Circuit, Inc.                                              320,658
          11,413  Molex Inc.(1)                                                    321,847
          44,123  Sanmina-SCI Corp.(1)(2)                                          159,725
          75,586  Solectron Corp.(2)                                               238,096
           6,706  Tektronix, Inc.(1)                                               188,841
                                                                            --------------
                                                                                 2,340,094
                                                                            --------------
ENERGY EQUIPMENT & SERVICES -- 1.8%
          25,868  Baker Hughes Inc.                                              1,710,651
          23,670  BJ Services Co.                                                  660,393
          12,186  ENSCO International Inc.                                         662,918

Shares                                                                               Value

          81,079  Halliburton Co.(1)                                           $ 2,573,447
          24,165  Nabors Industries Ltd.(1)(2)                                     716,976
          14,120  National Oilwell Varco, Inc.(1)(2)                             1,098,395
          10,943  Noble Corp.(1)                                                   860,995
           9,023  Rowan Companies, Inc.                                            292,977
          95,214  Schlumberger Ltd.                                              6,579,288
          16,018  Smith International, Inc.                                        769,665
          23,582  Transocean Inc.(2)                                             1,926,649
          27,408  Weatherford International Ltd.(1)(2)                           1,236,101
                                                                            --------------
                                                                                19,088,455
                                                                            --------------
FOOD & STAPLES RETAILING -- 2.4%
          36,956  Costco Wholesale Corp.                                         1,989,711
         124,146  CVS/Caremark Corp.                                             4,238,344
          57,868  Kroger Co. (The)                                               1,634,771
          35,762  Safeway Inc.                                                   1,310,320
          16,624  SUPERVALU INC.                                                   649,500
          49,855  Sysco Corp.                                                    1,686,595
         198,792  Wal-Mart Stores, Inc.                                          9,333,284
          80,901  Walgreen Co.                                                   3,712,547
          11,499  Whole Foods Market, Inc.(1)                                      515,730
                                                                            --------------
                                                                                25,070,802
                                                                            --------------
FOOD PRODUCTS -- 1.1%
          53,006  Archer-Daniels-Midland Co.                                     1,945,320
          17,582  Campbell Soup Co.                                                684,819
          41,113  ConAgra Foods, Inc.                                            1,024,125
          10,733  Dean Foods Co.(2)                                                501,660
          27,671  General Mills, Inc.                                            1,611,006
          26,581  H.J. Heinz Co.                                                 1,252,497
          14,036  Hershey Company (The)(1)                                         767,208
          20,249  Kellogg Co.                                                    1,041,406
          15,251  Kraft Foods Inc. Cl A                                            482,847
          10,622  McCormick & Company, Inc.                                        409,159
          60,262  Sara Lee Corp.                                                 1,019,633
          20,279  Tyson Foods, Inc. Cl A(1)                                        393,615
          17,715  Wm. Wrigley Jr. Co.                                              902,225
                                                                            --------------
                                                                                12,035,520
                                                                            --------------
GAS UTILITIES -- 0.1%
           3,630  Nicor Inc.(1)                                                    175,765
           6,935  Questar Corp.                                                    618,671
                                                                            --------------
                                                                                   794,436
                                                                            --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.7%
           8,315  Bard (C.R.), Inc.                                                661,126
           4,397  Bausch & Lomb Inc.(1)                                            224,951
          52,771  Baxter International Inc.                                      2,779,449
          19,894  Becton Dickinson & Co.                                         1,529,650
          19,767  Biomet Inc.                                                      839,900
          95,109  Boston Scientific Corp.(1)(2)                                  1,382,885

------
11

Equity Index

Shares                                                                               Value

          12,587  Hospira Inc.(2)                                               $  514,808
          93,005  Medtronic, Inc.                                                4,562,824
          28,518  St. Jude Medical, Inc.(2)                                      1,072,562
          23,975  Stryker Corp.                                                  1,590,022
          10,325  Varian Medical Systems, Inc.(2)                                  492,399
          19,249  Zimmer Holdings Inc.(2)                                        1,644,057
                                                                            --------------
                                                                                17,294,633
                                                                            --------------
HEALTH CARE PROVIDERS & SERVICES -- 2.3%
          42,098  Aetna Inc.                                                     1,843,471
          15,119  AmerisourceBergen Corp.                                          797,527
          32,659  Cardinal Health, Inc.                                          2,382,474
           7,532  CIGNA Corp.                                                    1,074,515
          12,807  Coventry Health Care Inc.(2)                                     717,832
          10,931  Express Scripts, Inc.(2)                                         882,350
          13,488  Humana Inc.(2)                                                   782,574
          10,172  Laboratory Corp. of America Holdings(2)                          738,792
           6,037  Manor Care, Inc.                                                 328,171
          23,875  McKesson Corp.                                                 1,397,643
          23,666  Medco Health Solutions Inc.(2)                                 1,716,495
          11,182  Patterson Companies, Inc.(1)(2)                                  396,849
          12,846  Quest Diagnostics Inc.                                           640,630
          38,817  Tenet Healthcare Corp.(1)(2)                                     249,593
         109,407  UnitedHealth Group Incorporated                                5,795,290
          49,987  WellPoint Inc.(2)                                              4,053,946
                                                                            --------------
                                                                                23,798,152
                                                                            --------------
HEALTH CARE TECHNOLOGY(3)
          16,033  IMS Health Inc.                                                  475,539
                                                                            --------------
HOTELS, RESTAURANTS & LEISURE -- 1.6%
          35,890  Carnival Corporation                                           1,681,805
          11,870  Darden Restaurants, Inc.                                         488,925
          15,007  Harrah's Entertainment, Inc.(1)                                1,267,341
          31,193  Hilton Hotels Corporation                                      1,121,700
          27,384  International Game Technology                                  1,105,766
          27,112  Marriott International, Inc. Cl A(1)                           1,327,404
          98,566  McDonald's Corporation                                         4,440,398
          60,975  Starbucks Corporation(1)(2)                                    1,912,176
          17,261  Starwood Hotels & Resorts Worldwide, Inc.                      1,119,376
           7,383  Wendy's International, Inc.                                      231,088
          15,860  Wyndham Worldwide Corp.(2)                                       541,619
          21,385  Yum! Brands, Inc.                                              1,235,198
                                                                            --------------
                                                                                16,472,796
                                                                            --------------
HOUSEHOLD DURABLES -- 0.6%
           5,174  Black & Decker Corporation                                       422,302
           9,538  Centex Corp.(1)                                                  398,498

Shares                                                                               Value

          22,136  D.R. Horton, Inc.(1)                                          $  486,992
          12,211  Fortune Brands, Inc.                                             962,470
           5,261  Harman International Industries Inc.(1)                          505,477
           6,290  KB Home(1)                                                       268,394
          14,631  Leggett & Platt, Inc.(1)                                         331,685
          11,106  Lennar Corp.(1)                                                  468,784
          22,379  Newell Rubbermaid Inc.                                           695,763
          17,069  Pulte Homes Inc.(1)                                              451,646
           4,781  Snap-on Incorporated                                             229,966
           6,539  Stanley Works (The)                                              361,999
           6,315  Whirlpool Corp.(1)                                               536,207
                                                                            --------------
                                                                                 6,120,183
                                                                            --------------
HOUSEHOLD PRODUCTS -- 2.1%
          12,197  Clorox Company                                                   776,827
          41,470  Colgate-Palmolive Co.                                          2,769,781
          36,955  Kimberly-Clark Corp.                                           2,531,048
         255,414  Procter & Gamble Co. (The)                                    16,131,948
                                                                            --------------
                                                                                22,209,604
                                                                            --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.5%
          53,587  AES Corp. (The)(2)                                             1,153,192
          14,523  Constellation Energy Group Inc.                                1,262,775
          30,520  Dynegy Inc. Cl A(1)(2)                                           282,615
          37,031  TXU Corp.                                                      2,373,687
                                                                            --------------
                                                                                 5,072,269
                                                                            --------------
INDUSTRIAL CONGLOMERATES -- 3.8%
          59,365  3M Co.                                                         4,537,267
         831,968  General Electric Co.                                          29,418,389
          10,124  Textron Inc.                                                     909,135
         160,335  Tyco International Ltd.                                        5,058,569
                                                                            --------------
                                                                                39,923,360
                                                                            --------------
INSURANCE -- 4.7%
          26,260  Ace, Ltd.                                                      1,498,396
          39,880  Aflac Inc.                                                     1,876,753
          50,388  Allstate Corp.                                                 3,026,303
           8,564  Ambac Financial Group, Inc.                                      739,844
         210,398  American International Group, Inc.                            14,142,953
          24,990  AON Corp.(1)                                                     948,620
          33,200  Chubb Corp.                                                    1,715,444
          13,954  Cincinnati Financial Corp.(1)                                    591,650
          35,754  Genworth Financial Inc. Cl A                                   1,249,245
          25,798  Hartford Financial Services Group Inc. (The)                   2,465,773
          23,159  Lincoln National Corp.                                         1,569,949
          36,856  Loews Corp.                                                    1,674,368

------
12

Equity Index

Shares                                                                               Value

          44,458  Marsh & McLennan Companies, Inc.                             $ 1,302,175
          10,939  MBIA Inc.(1)                                                     716,395
          61,292  MetLife, Inc.                                                  3,870,589
          21,761  Principal Financial Group, Inc.(1)                             1,302,831
          61,440  Progressive Corp. (The)                                        1,340,621
          37,835  Prudential Financial, Inc.                                     3,414,987
           8,376  Safeco Corp.(1)                                                  556,418
           7,906  Torchmark Corp.                                                  518,555
          55,637  Travelers Companies, Inc. (The)                                2,880,327
          27,602  UnumProvident Corp.                                              635,674
          14,570  XL Capital Ltd. Cl A(1)                                        1,019,317
                                                                            --------------
                                                                                49,057,187
                                                                            --------------
INTERNET & CATALOG RETAIL -- 0.2%
          24,930  Amazon.com, Inc.(1)(2)                                           991,965
          18,019  IAC/InterActiveCorp(1)(2)                                        679,496
                                                                            --------------
                                                                                 1,671,461
                                                                            --------------
INTERNET SOFTWARE & SERVICES -- 1.4%
          93,297  eBay Inc.(2)                                                   3,092,796
          17,592  Google Inc. Cl A(2)                                            8,059,951
          19,765  VeriSign, Inc.(1)(2)                                             496,497
          98,705  Yahoo! Inc.(2)                                                 3,088,479
                                                                            --------------
                                                                                14,737,723
                                                                            --------------
IT SERVICES -- 2.2%
           7,994  Affiliated Computer Services Inc. Cl A(1)(2)                     470,687
          44,401  Automatic Data Processing, Inc.                                2,149,011
          11,442  Cognizant Technology Solutions Corporation Cl A(2)             1,009,985
          13,862  Computer Sciences Corp.(2)                                       722,626
          11,109  Convergys Corp.(2)                                               282,280
          41,728  Electronic Data Systems Corp.(1)                               1,155,031
          13,072  Fidelity National Information Services, Inc.(1)                  594,253
          61,767  First Data Corp.                                               1,661,532
          13,979  Fiserv, Inc.(2)                                                  741,726
         121,734  International Business Machines Corp.                         11,474,646
          27,318  Paychex, Inc.                                                  1,034,533
          10,593  Sabre Holdings Corp. Cl A                                        346,921
          28,254  Unisys Corp.(2)                                                  238,181
          61,828  Western Union Co. (The)                                        1,357,125
                                                                            --------------
                                                                                23,238,537
                                                                            --------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
           7,521  Brunswick Corp.                                                  239,544
          23,373  Eastman Kodak Co.(1)                                             527,295

Shares                                                                               Value

          12,572  Hasbro, Inc.                                                  $  359,811
          31,417  Mattel, Inc.                                                     866,166
                                                                            --------------
                                                                                 1,992,816
                                                                            --------------
LIFE SCIENCES TOOLS & SERVICES -- 0.3%
          14,788  Applera Corporation - Applied Biosystems Group                   437,281
           4,281  Millipore Corp.(1)(2)                                            310,244
           9,774  PerkinElmer, Inc.                                                236,726
          33,746  Thermo Fisher Scientific Inc.(2)                               1,577,626
           8,175  Waters Corp.(2)                                                  474,150
                                                                            --------------
                                                                                 3,036,027
                                                                            --------------
MACHINERY -- 1.5%
          52,450  Caterpillar Inc.                                               3,515,724
           4,231  Cummins Inc.                                                     612,310
          19,118  Danaher Corp.                                                  1,365,981
          18,645  Deere & Co.                                                    2,025,593
          16,479  Dover Corp.                                                      804,340
          12,023  Eaton Corp.                                                    1,004,642
          33,832  Illinois Tool Works Inc.                                       1,745,731
          24,738  Ingersoll-Rand Company Cl A                                    1,072,887
          14,901  ITT Industries, Inc.                                             898,828
          20,030  Paccar Inc.                                                    1,470,202
          10,040  Pall Corp.                                                       381,520
           9,519  Parker-Hannifin Corp.                                            821,585
           8,214  Terex Corp.(2)                                                   589,437
                                                                            --------------
                                                                                16,308,780
                                                                            --------------
MEDIA -- 3.2%
          61,413  CBS Corp. Cl B                                                 1,878,624
          39,831  Clear Channel Communications, Inc.                             1,395,678
         251,650  Comcast Corporation Cl A(2)                                    6,530,317
          62,179  DIRECTV Group, Inc. (The)(2)                                   1,434,470
           5,178  Dow Jones & Co., Inc.(1)                                         178,486
           6,729  EW Scripps Co. Cl A(1)                                           300,652
          18,904  Gannett Co., Inc.                                              1,064,106
          37,041  Interpublic Group of Companies, Inc.(1)(2)                       455,975
           3,226  Meredith Corp.(1)                                                185,140
          11,524  New York Times Co. (The) Cl A(1)                                 270,929
         189,394  News Corp. Cl A                                                4,378,789
          13,786  Omnicom Group Inc.                                             1,411,411
         311,415  Time Warner Inc.                                               6,141,103
          15,344  Tribune Co.(1)                                                   492,696
          56,389  Viacom Inc. Cl B(2)                                            2,318,152
         166,747  Walt Disney Co. (The)                                          5,741,099
                                                                            --------------
                                                                                34,177,627
                                                                            --------------

------
13

Equity Index

Shares                                                                               Value

METALS & MINING -- 0.9%
          69,921  Alcoa Inc.                                                   $ 2,370,322
           8,180  Allegheny Technologies Inc.                                      872,724
          30,332  Freeport-McMoRan Copper & Gold, Inc. Cl B                      2,007,675
          36,313  Newmont Mining Corporation                                     1,524,783
          24,369  Nucor Corp.                                                    1,587,153
           9,562  United States Steel Corp.                                        948,264
                                                                            --------------
                                                                                 9,310,921
                                                                            --------------
MULTI-UTILITIES -- 1.2%
          16,646  Ameren Corp.(1)                                                  837,294
          25,506  CenterPoint Energy, Inc.(1)                                      457,578
          18,248  CMS Energy Corp.(1)                                              324,814
          20,721  Consolidated Edison, Inc.                                      1,058,014
          28,523  Dominion Resources Inc.                                        2,531,986
          14,438  DTE Energy Company(1)                                            691,580
           6,121  Integrys Energy Group Inc.                                       339,777
          14,214  KeySpan Corporation                                              584,906
          22,052  NiSource Inc.                                                    538,951
          28,138  PG&E Corp.                                                     1,358,221
          20,342  Public Service Enterprise Group Inc.                           1,689,200
          21,150  Sempra Energy(1)                                               1,290,362
          17,215  TECO Energy, Inc.(1)                                             296,270
          32,843  XCEL Energy Inc.(1)                                              810,894
                                                                            --------------
                                                                                12,809,847
                                                                            --------------
MULTILINE RETAIL -- 1.2%
           8,967  Big Lots, Inc.(1)(2)                                             280,488
           5,073  Dillard's Inc. Cl A(1)                                           166,039
          24,990  Dollar General Corp.                                             528,539
          12,096  Family Dollar Stores, Inc.                                       358,284
          42,353  Federated Department Stores, Inc.                              1,908,003
          18,147  J.C. Penney Co., Inc.                                          1,490,958
          26,374  Kohl's Corp.(2)                                                2,020,512
          18,459  Nordstrom, Inc.                                                  977,219
           6,705  Sears Holdings Corp.(2)                                        1,207,973
          69,244  Target Corp.                                                   4,103,398
                                                                            --------------
                                                                                13,041,413
                                                                            --------------
OFFICE ELECTRONICS -- 0.1%
          77,866  Xerox Corp.(2)                                                 1,315,157
                                                                            --------------
OIL, GAS & CONSUMABLE FUELS -- 8.1%
          37,083  Anadarko Petroleum Corp.                                       1,593,827
          26,567  Apache Corp.                                                   1,878,287
          33,559  Chesapeake Energy Corp.(1)                                     1,036,302
         175,377  Chevron Corp.                                                 12,970,883
         132,900  ConocoPhillips                                                 9,083,715
          14,717  Consol Energy Inc.                                               575,876

Shares                                                                               Value

          35,798  Devon Energy Corporation                                     $ 2,477,938
          56,819  El Paso Corp.                                                    822,171
          19,640  EOG Resources Inc.                                             1,401,118
         461,524  Exxon Mobil Corp.                                             34,821,986
          21,841  Hess Corp.                                                     1,211,520
          50,649  Spectra Energy Corp.                                           1,330,549
           8,655  Kinder Morgan, Inc.                                              921,325
          28,345  Marathon Oil Corp.                                             2,801,336
          15,060  Murphy Oil Corp.                                                 804,204
          68,932  Occidental Petroleum Corp.                                     3,399,037
          21,260  Peabody Energy Corp.(1)                                          855,502
           9,941  Sunoco, Inc.                                                     700,244
          48,751  Valero Energy Corp.                                            3,143,952
          48,106  Williams Companies, Inc. (The)                                 1,369,097
          29,515  XTO Energy Inc.                                                1,617,717
                                                                            --------------
                                                                                84,816,586
                                                                            --------------
PAPER & FOREST PRODUCTS -- 0.3%
          36,702  International Paper Company(1)                                 1,335,953
          14,695  MeadWestvaco Corp.                                               453,194
          17,727  Weyerhaeuser Co.                                               1,324,916
                                                                            --------------
                                                                                 3,114,063
                                                                            --------------
PERSONAL PRODUCTS -- 0.2%
          35,861  Avon Products, Inc.                                            1,336,181
          10,265  Estee Lauder Companies, Inc. (The) Cl A(1)                       501,445
                                                                            --------------
                                                                                 1,837,626
                                                                            --------------
PHARMACEUTICALS -- 6.2%
         124,683  Abbott Laboratories                                            6,957,311
          12,403  Allergan, Inc.                                                 1,374,500
           8,557  Barr Pharmaceuticals Inc.(2)                                     396,617
         163,037  Bristol-Myers Squibb Co.(1)                                    4,525,907
          79,637  Eli Lilly and Company                                          4,277,303
          25,549  Forest Laboratories, Inc.(2)                                   1,314,241
         234,055  Johnson & Johnson                                             14,104,154
          19,893  King Pharmaceuticals, Inc.(1)(2)                                 391,295
         175,005  Merck & Co., Inc.                                              7,729,971
          19,239  Mylan Laboratories Inc.                                          406,712
         575,615  Pfizer Inc.                                                   14,540,036
         119,976  Schering-Plough Corp.                                          3,060,588
           8,425  Watson Pharmaceuticals, Inc.(2)                                  222,673
         108,772  Wyeth                                                          5,441,863
                                                                            --------------
                                                                                64,743,171
                                                                            --------------
REAL ESTATE INVESTMENT TRUSTS -- 1.3%
           7,796  Apartment Investment and Management Co. Cl A(1)                  449,751
          17,621  Archstone-Smith Trust                                            956,468
           6,335  AvalonBay Communities Inc.                                       823,550

------
14

Equity Index

Shares                                                                               Value

           9,532  Boston Properties Inc.(1)                                    $ 1,119,057
          10,255  Developers Diversified Realty Corp.                              645,040
          23,568  Equity Residential(1)                                          1,136,685
          42,105  Host Hotels & Resorts Inc.(1)                                  1,107,783
          18,211  Kimco Realty Corporation(1)                                      887,604
          14,283  Plum Creek Timber Co. Inc.                                       563,036
          20,568  ProLogis                                                       1,335,479
           9,887  Public Storage Inc.                                              936,002
          17,846  Simon Property Group, Inc.(1)                                  1,985,367
          10,499  Vornado Realty Trust                                           1,252,951
                                                                            --------------
                                                                                13,198,773
                                                                            --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
          14,790  CB Richard Ellis Group, Inc. Cl A(1)(2)                          505,522
          17,172  Realogy Corp.(2)                                                 508,463
                                                                            --------------
                                                                                 1,013,985
                                                                            --------------
ROAD & RAIL -- 0.7%
          28,966  Burlington Northern Santa Fe Corp.(1)                          2,329,736
          35,106  CSX Corporation                                                1,405,995
          31,990  Norfolk Southern Corp.                                         1,618,694
           4,995  Ryder System, Inc.                                               246,453
          21,751  Union Pacific Corp.                                            2,208,814
                                                                            --------------
                                                                                 7,809,692
                                                                            --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.3%
          44,592  Advanced Micro Devices, Inc.(1)(2)                               582,372
          29,108  Altera Corp.(2)                                                  581,869
          27,596  Analog Devices, Inc.                                             951,786
         112,545  Applied Materials, Inc.(1)                                     2,061,824
          37,831  Broadcom Corp. Cl A(1)(2)                                      1,213,240
         466,179  Intel Corp.                                                    8,918,005
          16,058  KLA-Tencor Corp.(1)                                              856,213
          24,130  Linear Technology Corp.(1)                                       762,267
          62,251  LSI Logic Corp.(1)(2)                                            649,900
          25,835  Maxim Integrated Products, Inc.(1)                               759,549
          60,612  Micron Technology, Inc.(2)                                       732,193
          23,303  National Semiconductor Corp.                                     562,534
          10,041  Novellus Systems, Inc.(1)(2)                                     321,513
          28,694  NVIDIA Corp.(2)                                                  825,813
          17,206  PMC-Sierra, Inc.(1)(2)                                           120,614
          15,671  Teradyne, Inc.(1)(2)                                             259,198
         117,840  Texas Instruments Inc.(1)                                      3,546,984
          27,145  Xilinx, Inc.                                                     698,441
                                                                            --------------
                                                                                24,404,315
                                                                            --------------

Shares                                                                               Value

SOFTWARE -- 3.2%
          47,336  Adobe Systems Inc.(1)(2)                                     $ 1,973,911
          18,811  Autodesk, Inc.(2)                                                707,294
          16,521  BMC Software Inc.(2)                                             508,682
          33,146  CA, Inc.(1)                                                      858,813
          14,566  Citrix Systems, Inc.(1)(2)                                       466,549
          26,258  Compuware Corp.(2)                                               249,188
          24,887  Electronic Arts Inc.(2)                                        1,253,309
          27,991  Intuit Inc.(2)                                                   765,834
         697,281  Microsoft Corporation                                         19,433,222
          27,718  Novell, Inc.(2)                                                  200,124
         322,503  Oracle Corp.(2)                                                5,846,979
          75,670  Symantec Corp.(2)                                              1,309,091
                                                                            --------------
                                                                                33,572,996
                                                                            --------------
SPECIALTY RETAIL -- 1.9%
           7,139  Abercrombie & Fitch Co.                                          540,280
          12,096  AutoNation, Inc.(2)                                              256,919
           4,082  AutoZone, Inc.(2)                                                523,067
          22,812  Bed Bath & Beyond Inc.(1)(2)                                     916,358
          32,539  Best Buy Co., Inc.                                             1,585,300
          11,277  Circuit City Stores Inc.                                         208,963
          42,528  Gap, Inc. (The)                                                  731,907
         164,883  Home Depot, Inc. (The)                                         6,057,801
          27,609  Limited Brands, Inc.(1)                                          719,491
         122,769  Lowe's Companies, Inc.                                         3,865,996
          22,474  Office Depot, Inc.(2)                                            789,736
           5,908  OfficeMax Inc.                                                   311,588
          11,160  RadioShack Corp.(1)                                              301,655
           9,028  Sherwin-Williams Co.                                             596,209
          58,288  Staples, Inc.                                                  1,506,162
          10,907  Tiffany & Co.(1)                                                 496,050
          36,722  TJX Companies, Inc. (The)                                        990,025
                                                                            --------------
                                                                                20,397,507
                                                                            --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.5%
          29,642  Coach Inc.(2)                                                  1,483,582
           9,053  Jones Apparel Group, Inc.(1)                                     278,199
           8,175  Liz Claiborne, Inc.                                              350,299
          15,166  NIKE, Inc. Cl B                                                1,611,538
           5,004  Polo Ralph Lauren Corp.                                          441,103
           7,267  VF Corp.(1)                                                      600,400
                                                                            --------------
                                                                                 4,765,121
                                                                            --------------
THRIFTS & MORTGAGE FINANCE -- 1.3%
          47,421  Countrywide Financial Corporation                              1,595,242
          78,608  Fannie Mae                                                     4,290,424
          55,873  Freddie Mac                                                    3,323,885
          40,601  Hudson City Bancorp, Inc.(1)                                     555,422

------
15

Equity Index

Shares                                                                               Value

           6,664  MGIC Investment Corp.(1)                                      $  392,643
          28,824  Sovereign Bancorp Inc.(1)                                        733,283
          73,207  Washington Mutual, Inc.                                        2,956,099
                                                                            --------------
                                                                                13,846,998
                                                                            --------------
TOBACCO -- 1.6%
         169,722  Altria Group Inc.                                             14,903,289
          13,800  Reynolds American Inc.(1)                                        861,258
          12,935  UST Inc.(1)                                                      749,971
                                                                            --------------
                                                                                16,514,518
                                                                            --------------
TRADING COMPANIES & DISTRIBUTORS(3)
           5,890  Grainger (W.W.), Inc.(1)                                         454,944
                                                                            --------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
          28,337  ALLTEL Corp.                                                   1,756,894
         234,334  Sprint Nextel Corp.                                            4,442,973
                                                                            --------------
                                                                                 6,199,867
                                                                            --------------
TOTAL COMMON STOCKS
(Cost $732,718,508)                                                          1,029,578,092
                                                                            --------------

Temporary Cash Investments -- Segregated for Futures Contracts(4) -- 1.4%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 6.00% - 6.25%, 8/15/23 - 2/15/26, valued at $14,708,697), in a joint trading account at 5.10%, dated
3/30/07, due 4/2/07 (Delivery value $14,397,716)
(Cost $14,391,600)                                                              14,391,600
                                                                            --------------

Temporary Cash Investments -- 0.2%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 6.00% - 6.25%, 8/15/23 - 2/15/26, valued at $1,132,822), in a joint trading account at 5.10%, dated
3/30/07, due 4/2/07 (Delivery value $1,108,871)                                  1,108,400
        $700,000  U.S. Treasury Bills, 4.92%, 6/21/07(5)                           692,385
                                                                            --------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $1,800,659)                                                                1,800,785
                                                                            --------------

Shares                                                                               Value

Temporary Cash Investments -- Securities Lending Collateral(6) -- 6.7%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending
agent), 5.43%, dated 3/30/07, due 4/2/07 (Delivery value $15,006,788)         $ 15,000,000

Repurchase Agreement, Citigroup Global Markets Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 3/30/07, due 4/2/07 (Delivery value
$4,905,007)                                                                      4,902,809

Repurchase Agreement, Lehman Brothers Inc., (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending
agent), 5.44%, dated 3/30/07, due 4/2/07 (Delivery value $50,022,667)           50,000,000
                                                                            --------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $69,902,809)                                                              69,902,809
                                                                            --------------
TOTAL INVESTMENT SECURITIES -- 106.6%
(Cost $818,813,576)                                                          1,115,673,286
                                                                            --------------
OTHER ASSETS AND LIABILITIES -- (6.6)%                                        (69,221,703)
                                                                            --------------
TOTAL NET ASSETS -- 100.0%                                                  $1,046,451,583
                                                                            ==============

------
16

Equity Index

Futures Contracts
                                              Underlying Face Amount     Unrealized Gain
Contracts Purchased         Expiration Date          at Value                (Loss)

         S&P 500 E-Mini
201      Futures               June 2007           $14,391,600              $156,611
                                                   ===========              ========

Notes to Schedule of Investments

(1) Security, or a portion thereof, was on loan as of March 31,
2007.

(2) Non-income producing.

(3) Industry is less than 0.05% of total net assets.

(4) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(5) The rate indicated is the yield to maturity at purchase.

(6) Investments represent purchases made by the lending agent with cash
    collateral received through securities lending
transactions.

See Notes to Financial Statements.

------
17

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2007

ASSETS

Investment securities, at value (cost of $748,910,767) -- including
$68,433,655 of securities on loan                                           $1,045,770,477

Investments made with cash collateral received for securities on loan,
at value (cost of $69,902,809)                                                  69,902,809
                                                                            --------------

Total investment securities, at value (cost of $818,813,576)                 1,115,673,286

Cash                                                                             1,169,302

Receivable for investments sold                                                    263,171

Receivable for variation margin on futures contracts                                   575

Dividends and interest receivable                                                1,247,025
                                                                            --------------
                                                                             1,118,353,359
                                                                            --------------

LIABILITIES

Payable for collateral received for securities on loan                          69,902,809

Payable for investments purchased                                                1,705,938

Accrued management fees                                                            293,029
                                                                            --------------
                                                                                71,901,776
                                                                            --------------

NET ASSETS                                                                  $1,046,451,583
                                                                            ==============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                      $ 859,786,383

Undistributed net investment income                                                680,205

Accumulated net realized loss on investment transactions                     (111,031,326)

Net unrealized appreciation on investments                                     297,016,321
                                                                            --------------
                                                                            $1,046,451,583
                                                                            ==============

INVESTOR CLASS, $0.01 PAR VALUE
Net assets                                                                    $232,880,204
Shares outstanding                                                              41,129,694
Net asset value per share                                                            $5.66

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets                                                                    $813,571,379
Shares outstanding                                                             143,609,296
Net asset value per share                                                            $5.67

See Notes to Financial Statements.

------
18

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2007

INVESTMENT INCOME (LOSS)

INCOME:

Dividends                                                                     $ 19,286,742

Interest                                                                           605,626
                                                                              ------------
                                                                                19,892,368
                                                                              ------------

EXPENSES:

Management fees                                                                  3,355,819

Directors' fees and expenses                                                        14,742

Other expenses                                                                       3,145
                                                                              ------------
                                                                                 3,373,706
                                                                              ------------

NET INVESTMENT INCOME (LOSS)                                                    16,518,662
                                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                                        (2,394,813)

Futures transactions                                                               499,965
                                                                              ------------
                                                                               (1,894,848)
                                                                              ------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                                     95,776,482

Futures                                                                             72,715
                                                                              ------------
                                                                                95,849,197
                                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                         93,954,349
                                                                              ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $110,473,011
                                                                              ============

See Notes to Financial Statements.

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19

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2007 AND MARCH 31, 2006

Increase (Decrease) in Net Assets                               2007               2006

OPERATIONS

Net investment income (loss)                               $ 16,518,662       $ 13,595,890

Net realized gain (loss)                                    (1,894,848)         43,873,431

Change in net unrealized appreciation (depreciation)         95,849,197         31,719,229
                                                         --------------     --------------

Net increase (decrease) in net assets resulting from
operations                                                  110,473,011         89,188,550
                                                         --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                                             (3,153,574)        (2,174,614)
 Institutional Class                                       (12,820,111)       (11,543,721)
                                                         --------------     --------------

Decrease in net assets from distributions                  (15,973,685)       (13,718,335)
                                                         --------------     --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                          136,393,751      (318,251,554)
                                                         --------------     --------------

NET INCREASE (DECREASE) IN NET ASSETS                       230,893,077      (242,781,339)

NET ASSETS
Beginning of period                                         815,558,506      1,058,339,845
                                                         --------------     --------------

End of period                                            $1,046,451,583       $815,558,506
                                                         ==============     ==============

Undistributed net investment income                            $680,205           $128,823
                                                         ==============     ==============

See Notes to Financial Statements.

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20

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the
corporation) is registered under the Investment Company Act of
1940 (the 1940 Act) as an open-end management investment
company. Equity Index Fund (the fund) is one fund in a series issued by the corporation. The fund is non-diversified under the 1940 Act. The fund's investment objective is long-term
capital growth. The fund seeks to achieve this objective by
matching, as closely as possible, the investment
characteristics and results of the S&P 500 Composite Price
Index (S&P 500 Index). The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor
Class and the Institutional Class. The share classes differ
principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund
represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.
Income, non-class specific expenses, and realized and
unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a
principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local
convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued
through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued
through a commercial pricing service or at amortized cost,
which approximates fair value. Securities traded on foreign
securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New
York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to
materially change the net asset value, that security would be valued at fair value as determined in accordance with
procedures adopted by the Board of Directors. If the fund
determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned
above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its
designee if such fair value determination would materially
impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market
holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are
determined on the identified cost basis, which is also used for federal income tax purposes.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in
order to earn additional income. The fund continues to
recognize any gain or loss in the market price of the
securities loaned and records any interest earned or dividends declared.

INVESTMENT INCOME -- Dividend income less foreign taxes
withheld, if any, is recorded as of the ex-dividend date.
Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered
nontaxable distributions or capital gain distributions for
income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market
conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying
securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount
equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or
received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net
realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation
(depreciation) on futures, respectively.

------
21

REPURCHASE AGREEMENTS -- The fund may enter into repurchase
agreements with institutions that American Century Investment
Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the
custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities
transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase
agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management
agreements with ACIM or American Century Global Investment
Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by
U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute
substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated
investment company under provisions of the Internal Revenue
Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly.
Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational
documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their
duties to the fund. In addition, in the normal course of
business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these
arrangements is unknown as this would involve future claims
that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a
Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in
exchange for a single, unified management fee (the fee) per
class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and
expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees)
and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in
arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula.
This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the
assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 0.43% to 0.49% for the
Investor Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class of the fund for the year ended March 31, 2007 was
0.49% and 0.29% for the Investor Class and Institutional Class,
respectively.

ACIM has entered into a Subadvisory Agreement with Barclays
Global Fund Advisors (BGFA) on behalf of the fund. The
subadvisor makes investment decisions for the fund in
accordance with the fund's investment objectives, policies and restrictions under the supervision of ACIM and the Board of
Directors. ACIM pays all costs associated with retaining BGFA as the subadvisor of the fund.

------
22

RELATED PARTIES -- Certain officers and directors of the
corporation are also officers and/or directors, and, as a
group, controlling stockholders of American Century Companies,
Inc. (ACC), the parent of the corporation's investment advisor,
ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer
agent, American Century Services, LLC.

Beginning in December 2006, the funds were eligible to invest in a money market fund for temporary purposes, which was
managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement and securities lending agreement with
JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM).
JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding
short-term investments, for the year ended March 31, 2007, were
$37,817,588 and $72,461,513, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                             Year ended March 31, 2007           Year ended March 31, 2006
                             Shares             Amount           Shares             Amount
INVESTOR
CLASS/SHARES
AUTHORIZED              100,000,000                         100,000,000
                        ===========                        ============
Sold                      8,653,995       $ 46,849,637        5,568,548        $27,275,951
Issued in
connection with
acquisition (Note
8)                       33,257,723        171,655,240               --                 --
Issued in
reinvestment of
distributions               511,586          2,737,555          422,472          2,100,521
Redeemed               (30,924,150)      (162,716,881)      (8,355,398)       (41,196,861)
                       ------------     --------------    -------------     --------------
                         11,499,154         58,525,551      (2,364,378)       (11,820,389)
                       ------------     --------------    -------------     --------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              400,000,000                         400,000,000
                       ============                       =============
Sold                     44,066,384        233,940,765       43,688,833        218,244,263
Issued in
reinvestment of
distributions             2,397,106         12,820,111        2,327,351         11,543,721
Redeemed               (31,245,332)      (168,892,676)    (110,502,779)      (536,219,149)
                       ------------     --------------    -------------     --------------
                         15,218,158         77,868,200     (64,486,595)      (306,431,165)
                       ------------     --------------    -------------     --------------
Net increase
(decrease)               26,717,312       $136,393,751     (66,850,973)     $(318,251,554)
                       ============     ==============    =============     ==============

5. SECURITIES LENDING

As of March 31, 2007, securities in the fund valued at
$68,433,655 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains
collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized
investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the
Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of
Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $69,902,809. The
fund's risk in securities lending are that the borrower may not provide additional collateral when required or return the
securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or
ACGIM, has a $500,000,000 unsecured bank line of credit
agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal
Funds rate plus 0.40%. The fund did not borrow from the line during the year ended March 31, 2007.

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23

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended
March 31, 2007 and March 31, 2006 were as follows:

                                   2007            2006
DISTRIBUTIONS PAID FROM
Ordinary income                 $15,973,685    $13,718,335
Long-term capital gains             --              --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ
from their ultimate characterization for federal income tax
purposes. These differences reflect the differing character of certain income items and net realized gains and losses for
financial statement and tax purposes, and may result in
reclassification among certain capital accounts on the
financial statements.

As of March 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                               $848,335,017
                                                                              ============

Gross tax appreciation of investments                                         $304,525,969

Gross tax depreciation of investments                                         (37,187,700)
                                                                              ------------

Net tax appreciation (depreciation) of investments                            $267,338,269
                                                                              ============

Net tax appreciation (depreciation) on derivatives and translation of
assets and liabilities in foreign currencies                                     (115,099)

Net tax appreciation (depreciation)                                           $267,223,170
                                                                              ============

Undistributed ordinary income                                                     $680,205

Accumulated capital losses                                                   $(80,019,388)

Capital loss deferral                                                         $(1,218,787)

The difference between book-basis and tax-basis cost and
unrealized appreciation (depreciation) is attributable
primarily to the tax deferral of losses on wash sales, the
realization for tax purposes of unrealized gains on certain
futures contracts, and return of capital dividends.

The accumulated capital losses listed above represent net
capital loss carryovers that may be used to offset future
realized capital gains for federal income tax purposes. The
capital loss carryovers expire as follows:

      2008              2009              2010             2011            2012            2013             2014
  $(2,917,398)      $(10,639,477)    $(49,081,742)     $(1,957,751)    $(1,992,016)    $(5,270,954)     $(8,160,050)

The capital loss deferral listed above represents net capital losses incurred in the five-month period ended March 31, 2007.
The fund has elected to treat such losses as having been
incurred in the following fiscal year for federal income tax purposes.

------
24

8. REORGANIZATION PLAN

On December 14, 2005, the Board of Directors of Mason Street
Index 500 Fund (Index 500), one fund in a series issued by
Mason Street Funds, Inc., approved a plan of reorganization
(the reorganization) pursuant to which Equity Index acquired all of the assets of Index 500 in exchange for shares of equal value of Equity Index and the assumption by Equity Index of all liabilities of Index 500. The financial statements and
performance history of Equity Index will be carried over in the post-reorganization. The reorganization was approved by
shareholders on March 15, 2006. The reorganization was
effective at the close of business on March 31, 2006.

The acquisition was accomplished by a tax-free exchange of
shares. On April 3, 2006, in connection with the
reorganization, Index 500 exchanged its shares for shares of
Equity Index as follows:

   Original Fund/Class     Shares Exchanged        New Fund/Class         Shares Received
                                               Equity Index - Investor
Index 500 Fund - A Class      9,733,344                 Class                28,917,087
                                               Equity Index - Investor
Index 500 Fund - B Class      1,474,502                 Class                4,340,636

The net assets of Index 500 and Equity Index immediately before the acquisition were $171,655,240 and $815,558,506,
respectively. Index 500's unrealized appreciation of
$33,002,713 was combined with that of Equity Index. Immediately after the acquisition, the combined net assets were
$987,213,746.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB)
issued Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes -- an Interpretation of FASB Statement No. 109"
(FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in
filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax
disclosures. FIN 48 is effective for fiscal years beginning
after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is
effective for fiscal years beginning after November 15, 2007.
FAS 157 defines fair value, establishes a framework for
measuring fair value and expands the required financial
statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS
157.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $15,973,685 of qualified dividend income for the fiscal year ended March 31, 2007.

For corporate taxpayers, ordinary income distributions paid
during the fiscal year ended March 31, 2007, of $15,973,685
qualify for the corporate dividends received deduction.

------
25

FINANCIAL HIGHLIGHTS
Equity Index

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                                      2007        2006        2005        2004        2003

PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $5.16       $4.70       $4.50       $3.39       $4.58
                                  --------    --------    --------    --------    --------

Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                            0.08        0.07        0.07        0.05        0.05

 Net Realized and
 Unrealized Gain (Loss)               0.50        0.46        0.20        1.11      (1.19)
                                  --------    --------    --------    --------    --------

 Total From Investment
 Operations                           0.58        0.53        0.27        1.16      (1.14)
                                  --------    --------    --------    --------    --------
Distributions

 From Net Investment
 Income                             (0.08)      (0.07)      (0.07)      (0.05)      (0.05)
                                  --------    --------    --------    --------    --------
Net Asset Value, End of Period       $5.66       $5.16       $4.70       $4.50       $3.39
                                  ========    ========    ========    ========    ========

TOTAL RETURN(2)                     11.28%      11.36%       6.04%      34.27%    (25.02)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                0.49%       0.49%       0.49%       0.49%       0.49%

Ratio of Net Investment
Income (Loss)
to Average Net Assets                1.49%       1.43%       1.59%       1.23%       1.24%

Portfolio Turnover Rate                 4%         17%          4%         16%         21%

Net Assets, End of Period (in
thousands)                        $232,880    $152,799    $150,454    $142,324     $90,093

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

See Notes to Financial Statements.

------
26

Equity Index

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
                                      2007        2006        2005        2004        2003

PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $5.16       $4.71       $4.50       $3.39       $4.58
                                  --------    --------    --------    --------    --------

Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                            0.09        0.08        0.08        0.06        0.05

 Net Realized and
 Unrealized Gain (Loss)               0.51        0.45        0.21        1.11      (1.19)
                                  --------    --------    --------    --------    --------

 Total From Investment
 Operations                           0.60        0.53        0.29        1.17      (1.14)
                                  --------    --------    --------    --------    --------
Distributions

 From Net Investment
 Income                             (0.09)      (0.08)      (0.08)      (0.06)      (0.05)
                                  --------    --------    --------    --------    --------
Net Asset Value, End of Period       $5.67       $5.16       $4.71       $4.50       $3.39
                                  ========    ========    ========    ========    ========

TOTAL RETURN(2)                     11.50%      11.35%       6.47%      34.53%    (24.87)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                0.29%       0.29%       0.29%       0.29%       0.29%

Ratio of Net Investment
Income (Loss)
to Average Net Assets                1.69%       1.63%       1.79%       1.43%       1.44%

Portfolio Turnover Rate                 4%         17%          4%         16%         21%

Net Assets, End of Period (in
thousands)                        $813,571    $662,759    $907,886    $842,269    $350,815

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

See Notes to Financial Statements.

------
27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and
liabilities, including the schedule of investments, of Equity
Index Fund (the "Fund"), one of the mutual funds comprising
American Century Capital Portfolios, Inc., as of March 31,
2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial
highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the
responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and
financial highlights based on our audits.

We conducted our audits in accordance with the standards of the
Public Company Accounting Oversight Board (United States).
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial
statements and financial highlights are free of material
misstatement. The Fund is not required to have, nor were we
engaged to perform, an audit of its internal control over
financial reporting. Our audits included consideration of
internal control over financial reporting as a basis for
designing audit procedures that are appropriate in the
circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over
financial reporting. Accordingly, we express no such opinion.
An audit also includes examining, on a test basis, evidence
supporting the amounts and disclosures in the financial
statements, assessing the accounting principles used and
significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing
procedures. We believe that our audits provide a reasonable
basis for our opinion.

In our opinion, the financial statements and financial
highlights referred to above present fairly, in all material respects, the financial position of the Equity Index Fund, as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in
conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 14, 2007

------
28

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires.
Mandatory retirement age for independent directors is 72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries,
including the fund's investment advisor, American Century
Investment Management, Inc. (ACIM); the fund's principal
underwriter, American Century Investment Services, Inc. (ACIS);
and the fund's transfer agent, American Century Services, LLC
(ACS).

The other directors (more than three-fourths of the total
number) are independent; that is, they have never been
employees, directors or officers of, and have no financial
interest in, ACC or any of its wholly owned, direct or
indirect, subsidiaries, including ACIM, ACIS, and ACS. The
directors serve in this capacity for seven registered
investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies advised by
ACIM or American Century Global Investment Management, Inc.
(ACGIM), unless otherwise noted. Only officers with
policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR.
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice
Chairman (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder,
Co-Chairman, Director and Controlling Shareholder, ACC; Co-Vice
Chairman, ACC (January 2005 to February 2007); Chairman, ACC
(January 1995 to December 2004); Director, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Advisory Board Member (since 2007)
and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and
Chief Executive Officer, ACC (March 2007 to present), Chief
Administrative Officer, ACC (February 2006 to February 2007);
Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM;
Director, ACIM, ACGIM, ACIS and other ACC subsidiaries;
Managing Director, Morgan Stanley (March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 109
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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29

INDEPENDENT DIRECTORS

THOMAS A. BROWN
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member,
Associated Investments, LLC (real estate investment company);
Managing Member, Brown Cascade Properties, LLC (real estate
investment company); Retired, Area Vice President, Applied
Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D.
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor
to the President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

D.D. (DEL) HOCK
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly
Chairman, Public Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion
Technologies, Inc.

JAMES A. OLSON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza
Belmont LLC; Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and
Entertainment Properties Trust

DONALD H. PRATT
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief
Executive Officer, Western Investments, Inc.; Retired Chairman
of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief
Executive Officer and Founder, Sayers40, Inc., a technology
products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad
Hospitals, Inc.

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30

M. JEANNINE STRANDJORD
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly
Senior Vice President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems,
Inc.; Director, Euronet Worldwide, Inc.; Director, Charming
Shoppes, Inc.

TIMOTHY S. WEBSTER
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director,
TDB Acquisition Group LLC (September 2006 to present);
President and Chief Executive Officer, American Italian Pasta
Company (2001 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since
2006) and Senior Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance
Officer, ACIM, ACGIM and ACS (August 2006 to present);
Assistant Treasurer, ACC (January 1995 to August 2006);
Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and
Senior Vice President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President,
ACC (November 2005 to present); General Counsel, ACC (March
2007 to present). Also serves as: General Counsel, ACIM, ACGIM,
ACS, ACIS and other ACC subsidiaries; and Senior Vice
President, ACIM, ACGIM and ACS.

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief
Financial Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President,
ACS (February 2000 to present) and Controller, various American
Century funds (1997 to September 2006)

------
31

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President,
ACS (February 2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial
Officer and Chief Accounting Officer, ACC (March 2007 to
present); Vice President, ACC (October 2001 to present); Vice
President, certain ACC subsidiaries (October 2001 to August
2006); Vice President, Corporate Tax, ACS (April 1998 to August
2006). Also serves as: Chief Financial Officer, Chief
Accounting Officer and Senior Vice President, ACIM, ACGIM, ACS
and other ACC subsidiaries; and Chief Accounting Officer and
Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling
1-800-345-2021.

------
32

SHARE CLASS INFORMATION

Two classes of shares are authorized for sale by the fund:
Investor Class and Institutional Class. The total expense ratio of Institutional Class shares is lower than that of Investor
Class shares.

INVESTOR CLASS shares are available for purchase in two ways:
1) directly from American Century without any commissions or other fees; or 2) through certain financial intermediaries
(such as banks, broker-dealers, insurance companies and
investment advisors), which may require payment of a
transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors
such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional
Class shares is 0.20% less than the unified management fee of
Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

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33

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are
subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible
contributions. In such case, excess amounts of withholding
could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must
notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another
tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through
other electronic means. You have the right to revoke your
withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be
responsible for payment of estimated tax. You may incur
penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your
distribution, your address is within one of the mandatory
withholding states and you have federal income tax withheld.
State taxes will be withheld from your distribution in
accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's
investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the
advisor uses in fulfilling this responsibility is available
without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at
americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio
securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form
N-Q is available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its
website at americancentury.com and, upon request, by calling
1-800-345-2021.

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34

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for
purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000
Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of
those Russell 1000 Index companies (the 1,000 largest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those
Russell 1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted
index created by Frank Russell Company to measure the
performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of
those Russell 2000 Index companies (the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those
Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of
those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the
stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are
considered to be leading firms in dominant industries. Each
stock's weight in the index is proportionate to its market
value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

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35

NOTES

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36

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR
THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and
American Century Investments are service marks of American
Century Proprietary Holdings, Inc.

0705
SH-ANN-54174N

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report                March 31, 2007

[photo of spring]

Real Estate Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the annual report for the American Century® Real Estate Fund for the 12 months ended March 31, 2007. We've gathered this information to help you monitor your investment. Another resource is our website,
americancentury.com, where we post company news, portfolio
commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century announced the
following leadership changes. Chief Investment Officer Mark
Mallon retired in the first quarter of 2007, after nearly a
decade at American Century. Effective January 1, 2007, former
International Equity CIO Enrique Chang became CIO with
responsibilities for the entire investment management
operation. Prior to joining American Century in 2006, Enrique worked at Munder Capital Management, serving the last four
years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global
Advisors, J. & W. Seligman and Co., and General Reinsurance
Corp.

In January 2007, President and Chief Executive Officer Bill
Lyons announced his retirement after nearly 20 years at
American Century. Chief Financial Officer Jonathan Thomas was
appointed president and CEO effective March 1, 2007. Since
2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities,
real estate, information technology, operations, and human
resources. Before joining American Century, Jonathan was a
managing director and global chief operating officer of Morgan
Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and
Fidelity Investments.

We wish to thank Mark and Bill for their many years of
distinguished service - American Century is a stronger company as a result of their hard work. And we firmly believe their
roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr. and James E. Stowers III]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/James E Stowers III
James E. Stowers III
VICE CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
       U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .   2

REAL ESTATE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the
Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily
represent the opinions of American Century or any other person in the American Century organization. Any such opinions are
subject to change at any time based upon market or other
conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for
representational purposes only and are not intended as
recommendations to purchase or sell securities. Performance
information for comparative indices and securities is provided to American Century by third party vendors. To the best of
American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century
Investments

STOCKS RALLIED DESPITE SLOWING ECONOMY

The major U.S. stock indexes advanced during the 12 months
ended March 31, 2007. Stocks gained ground despite a general slowdown in the U.S. economy brought on largely by a slumping housing market. U.S. gross domestic product grew by an
estimated 2-2.5% over the reporting period, down from the 3-4%
growth rate of the past several calendar years.

Consequently, the Federal Reserve (the Fed) shifted to a stable interest rate policy in mid-2006, following 17 short-term
interest rate hikes between June 2004 and June 2006. The Fed's shift, combined with falling energy prices and
better-than-expected corporate earnings, triggered a
substantial stock market rally in the last six months of 2006.

Another factor favoring stocks during the period was a sharp increase in merger activity. Mergers and acquisitions totaled nearly $4 trillion worldwide in 2006, including $750 billion in takeovers by private equity firms -- double the record amount set in 2005.

THE REIT TRAIN KEPT A-ROLLIN'

Real estate investment trusts (REITs) continued to outperform, benefiting from strength in the commercial property market,
where property values increased even as the housing market
weakened. Investors were also attracted to REIT dividend yields as interest rates declined over the reporting period, though the average REIT yield remained below that of the 10-year
Treasury note.

One of the biggest drivers of REIT performance was mergers and acquisitions, especially takeovers by private equity firms.
During the reporting period, no less than a dozen companies in the MSCI US REIT Index were acquired or taken private. The
biggest of them all was the $39 billion acquisition of office titan Equity Office Properties by private equity firm The
Blackstone Group -- the largest private-equity buyout ever.

Health care REITs were the best performers, benefiting from a wave of consolidation, while retail REITs saw rising rental
income as consumer spending remained resilient. Apartments
REITs underperformed as weak condominium sales led to an
increase in condo rentals, boosting supply and depressing
rental income.

U.S. Stock Index Returns
For the 12 months ended March 31, 2007
RUSSELL 1000 INDEX (LARGE-CAP)            11.84%
Russell 1000 Growth Index                  7.06%
Russell 1000 Value Index                  16.83%
RUSSELL MIDCAP INDEX                      11.79%
Russell Midcap Growth Index                6.90%
Russell Midcap Value Index                17.13%
RUSSELL 2000 INDEX (SMALL-CAP)             5.91%
Russell 2000 Growth Index                  1.57%
Russell 2000 Value Index                  10.38%
MSCI US REIT INDEX                        22.10%

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2

PERFORMANCE
Real Estate

Total Returns as of March 31, 2007
                                      Average Annual Returns
                                                          Since      Inception
                       1 year    5 years    10 years    Inception       Date
INVESTOR CLASS         22.02%    23.41%      15.37%      17.48%      9/21/95(1)
MSCI US REIT INDEX     22.10%    22.09%      14.71%     16.18%(2)        --
Institutional Class    22.27%    23.66%        --        15.68%       6/16/97
Advisor Class          21.70%    23.13%        --        19.16%       10/6/98

(1) The inception date for RREEF Real Estate Securities Fund,
Real Estate's predecessor. That fund merged with Real Estate on
6/13/97 and Real Estate was first offered to the public on
6/16/97.

(2) Since 9/30/95, the date nearest the Investor Class's
inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with
direct investment in real estate including but not limited to:
local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases,
overbuilding, increased competition, environmental
contamination, natural disasters and interest rate risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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3

Real Estate

Growth of $10,000 Over 10 Years

$10,000 investment made March 31, 1997

One-Year Returns Over 10 Years
Periods ended March 31
             1998     1999   2000    2001    2002    2003    2004   2005    2006     2007
Investor
Class       20.03%   -21.04% 2.87%  24.57%  20.23%   0.93%  50.97%  9.53%  40.65%   22.02%

MSCI US
REIT Index  17.47%   -20.32% 2.94%  22.93%  22.79%   -3.28% 51.60%  8.62%  39.50%   22.10%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with
direct investment in real estate including but not limited to:
local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases,
overbuilding, increased competition, environmental
contamination, natural disasters and interest rate risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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4

PORTFOLIO COMMENTARY
Real Estate

Portfolio Manager: Scott Blasdell

PERFORMANCE SUMMARY

The Real Estate fund posted a total return of 22.02%(1) for the
12 months ended March 31, 2007, compared with the 22.10% return of its benchmark, the Morgan Stanley Capital International
(MSCI) US REIT Index, and the 11.83%(2) return of the S&P 500
Index, a broad stock market measure. Unlike the fund, the
returns of the benchmark and S&P 500 do not include operating expenses. The Lipper Real Estate Funds Index, which is
comprised of comparable funds, returned 20.34%(3).

As the returns of the portfolio and real estate-related indexes illustrate, the reporting period represented another stretch of robust performance for real estate investment trusts (REITs), extending a remarkable rally that began in 2000. For the seven years ended March 31, 2007, the MSCI US REIT Index produced a cumulative total return of 309.52%, while the S&P 500's
cumulative return over the same period was just 6.40%.

Sector weightings in the portfolio contributed to its
underperformance of the benchmark index. The portfolio held
underweight positions in health care and retail REITs, both of which outperformed, and overweight positions in the lagging
apartment and hotel segments. The only favorable sector
weighting in the portfolio was an underweight position in
self-storage. Stock selection, on the other hand, added value to relative performance, helping to offset the negative impact of sector allocation.

STOCK SELECTION PAID OFF IN APARTMENTS, HOTELS

Our stock selection worked best among apartment REITs, led by the portfolio's largest overweight position, Apartment
Investment and Management. The company reported
better-than-expected earnings for 2006 and raised profit
guidance for 2007. In addition, the portfolio held underweight positions in several of the weaker performers in the apartment segment, including Equity Residential and Camden Property Trust.

Top Ten Holdings as of March 31, 2007
                                              % of          % of
                                           net assets    net assets
                                             as of          as of
                                            3/31/07        9/30/06
Simon Property Group, Inc.                    8.8%          5.6%
ProLogis                                      7.8%          6.7%
Vornado Realty Trust                          7.0%          4.3%
Boston Properties Inc.                        5.8%           --
Equity Residential                            5.5%           --
Archstone-Smith Trust                         5.1%          5.3%
Hospitality Properties Trust                  4.3%          1.7%
Kimco Realty Corporation                      3.8%           --
CBL & Associates Properties, Inc.             3.3%          1.2%
Weingarten Realty Investors                   3.2%          3.6%

(1) All fund returns referenced in this commentary are for
Investor Class shares.

(2) The S&P 500 Index returned 6.27% and 8.20% for the five-
and ten-year periods ended March 31, 2007, respectively.

(3) The Lipper Real Estate Funds Index returned 21.47% and
14.09% for the five- and ten-year periods ended March 31, 2007, respectively. Data provided by Lipper Inc. -- A Reuters
Company. © 2007 Reuters. All rights reserved. Any copying,
republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited
without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

------
5

Real Estate

The portfolio also benefited from its exposure to non-REIT
hotel stocks, which comprised about 2% of the portfolio on
average over the reporting period. The primary holding was
InterContinental Hotels Group, the world's largest hotel owner and operator. The U.K.-based company's strong gains were fueled by solid growth in revenue per available room, a key hotel
performance measure, and takeover speculation. We trimmed our holdings but continued to own the stock.

OFFICE, RETAIL HOLDINGS WERE MIXED

The office segment saw the most substantial merger and
acquisition activity, boosting a number of portfolio holdings.
We held overweight positions in office REITs Trizec Properties, which was taken private, and Reckson Associates, which was
acquired by SL Green. Both of these stocks were among the top contributors to portfolio performance. Unfortunately, we had an underweight position in Equity Office Properties, so we did not benefit fully from the bidding war for the nation's largest
REIT.

In the retail sector, one of the best contributors was the
portfolio's largest holding, Simon Property Group. Simon
reported strong 2006 results thanks to low operating costs, and in partnership with a hedge fund, the company bought The Mills
Corp., a struggling retail REIT. Pennsylvania REIT, another
retail property owner and overweight position in the portfolio, underperformed as the company reported disappointing earnings.

STARTING POINT FOR NEXT REPORTING PERIOD

The REIT rally of the past seven years has brought the industry into the mainstream. Seven years ago, there were no REITs in the S&P 500; today there are 14. Demand for real estate assets remains strong, and we do not expect capital flows into real estate to ebb in the near term. In particular, private equity firms remain flush with cash, and real estate portfolios
provide an efficient way to deploy that cash in
income-producing assets.

While investor demand is still healthy, tenant demand for
commercial space is likely to decline if the economy continues to weaken. However, new property development has been limited and rational, and unless we see a dramatic economic slowdown, real estate fundamentals remain supportive.

Industry Allocation
                                                 % of          % of
                                              net assets    net assets
                                                as of         as of
                                               3/31/07       9/30/06
Retail REITs                                    23.9%         23.5%
Residential REITs                               21.8%         19.4%
Specialized REITs                               16.1%         14.8%
Office REITs                                    11.6%         15.7%
Industrial REITs                                11.5%         11.2%
Diversified REITs                               11.3%          7.6%
Wireless Telecommunication Services              1.5%          1.3%
Hotels, Resorts & Cruise Lines                   0.3%          1.5%
Other                                             --           2.6%
Cash and Equivalents(1)                          2.0%          2.4%

(1) Includes temporary cash investments, securities lending
collateral and other assets and liabilities.

Types of Investments in Portfolio
                                                  % of          % of
                                               net assets    net assets
                                                 as of         as of
                                                3/31/07       9/30/06
Common Stocks                                    98.0%         97.6%
Temporary Cash Investments                        2.0%          2.7%
Other Assets and Liabilities(2)                  --(3)         (0.3)%

(2) Includes securities lending collateral and other assets and liabilities.

(3) Category is less than 0.05% of total net assets.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including
management fees; distribution and service (12b-1) fees; and
other fund expenses. This example is intended to help you
understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of
investing in other mutual funds.

The example is based on an investment of $1,000 made at the
beginning of the period and held for the entire period from
October 1, 2006 to March 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses
Paid During Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional Class shares of the American Century
Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account
maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your
accounts to pay the $12.50 fee. In determining your total
eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage
accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts,
UGMA/UTMA accounts, personal trusts, Coverdell Education
Savings Accounts and IRAs (including traditional, Roth,
Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other
retirement accounts. If you have only business, business
retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your
accounts exclusively online. If you are subject to the Account
Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any
transactional costs, such as sales charges (loads) or
redemption/exchange fees. Therefore, the table is useful in
comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In
addition, if these transactional costs were included, your
costs would have been higher.

------
7

Real Estate Shareholder Fee Example
                        Beginning                        Expenses Paid
                      Account Value   Ending Account     During Period*      Annualized
                         10/1/06       Value 3/31/07   10/1/06 - 3/31/07   Expense Ratio*
ACTUAL
Investor Class           $1,000          $1,127.70           $5.94              1.12%
Institutional Class      $1,000          $1,129.00           $4.88              0.92%
Advisor Class            $1,000          $1,126.60           $7.26              1.37%
HYPOTHETICAL
Investor Class           $1,000          $1,019.35           $5.64              1.12%
Institutional Class      $1,000          $1,020.34           $4.63              0.92%
Advisor Class            $1,000          $1,018.10           $6.89              1.37%

*Expenses are equal to the class's annualized expense ratio
listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Real Estate

MARCH 31, 2007

Shares                                                                               Value

Common Stocks -- 98.0%

DIVERSIFIED REITS -- 11.3%
              605,100  British Land Co. plc ADR(1)                            $ 18,516,060
              703,779  Colonial Properties Trust(1)                             32,141,588
            3,364,317  Huntingdon Real Estate Investment Trust ORD(2)            7,148,189
              487,500  Liberty Property Trust(1)                                23,751,000
            1,437,500  Vornado Realty Trust(1)                                 171,551,250
              642,100  Washington Real Estate Investment Trust(1)               24,027,382
                                                                            --------------
                                                                               277,135,469
                                                                            --------------
HOTELS, RESORTS & CRUISE LINES - 0.3%
              279,900  InterContinental Hotels Group plc ADR                     6,921,927
                                                                            --------------
INDUSTRIAL REITS - 11.5%
              729,200  AMB Property Corp.(1)                                    42,869,668
            3,015,300  DCT Industrial Trust Inc.(1)                             35,670,999
              422,135  First Potomac Realty Trust(1)                            12,060,397
            2,969,810  ProLogis(1)                                             192,829,763
                                                                              ------------
                                                                               283,430,827
                                                                              ------------
OFFICE REITS - 11.6%
            1,222,000  Boston Properties Inc.(1)                               143,462,800
            1,222,500  Digital Realty Trust Inc.(1)                             48,777,750
              558,912  Duke Realty Corporation(1)                               24,295,905
              339,500  Maguire Properties, Inc.(1)                              12,072,620
              418,600  SL Green Realty Corp.(1)                                 57,423,548
                                                                              ------------
                                                                               286,032,623
                                                                              ------------
RESIDENTIAL REITS -- 21.8%
              350,100  Apartment Investment and Management Co. Cl A(1)          20,197,269
            2,326,565  Archstone-Smith Trust                                   126,285,948
              392,900  BRE Properties, Inc.(1)                                  24,811,635
            1,281,200  Education Realty Trust, Inc.(1)(2)                       18,936,136
              492,500  Equity Lifestyle Properties, Inc.(1)                     26,599,925
            2,812,700  Equity Residential(1)                                   135,656,522
            2,592,495  GMH Communities Trust(1)(2)                              25,899,025
            1,263,147  Home Properties, Inc.                                    66,706,793
            1,565,500  Post Properties, Inc.(1)                                 71,590,315
              623,670  UDR, Inc.(1)                                             19,096,775
                                                                              ------------
                                                                               535,780,343
                                                                              ------------

Shares                                                                               Value

RETAIL REITS -- 23.9%
            1,791,400  CBL & Associates Properties, Inc.(1)                   $ 80,326,376
            1,114,910  General Growth Properties, Inc.(1)                       71,989,739
            1,926,500  Kimco Realty Corporation(1)                              93,897,610
              312,600  Macerich Co. (The)(1)                                    28,871,736
              270,676  Pennsylvania Real Estate Investment Trust(1)             11,999,067
            1,939,488  Simon Property Group, Inc.(1)                           215,768,039
            1,667,200  Weingarten Realty Investors(1)                           79,292,032
              180,400  Westfield Group ADR(3)                                    6,079,480
                                                                              ------------
                                                                               588,224,079
                                                                              ------------
SPECIALIZED REITS - 16.1%
              437,000  Cogdell Spencer Inc.(1)                                   9,207,590
              838,700  Health Care Property Investors, Inc.                     30,218,361
              839,500  Healthcare Realty Trust Inc.(1)                          31,313,350
            2,281,200  Hospitality Properties Trust(1)                         106,760,160
            1,765,900  Innkeepers USA Trust(1)                                  28,748,852
            1,290,936  LaSalle Hotel Properties(1)                              59,847,793
            1,026,600  Nationwide Health Properties Inc.                        32,091,516
              357,900  Senior Housing Properties Trust(1)                        8,553,810
            2,237,600  Strategic Hotels & Resorts, Inc.(1)                      51,173,912
            1,404,423  Sunstone Hotel Investors, Inc.(1)                        38,284,571
                                                                              ------------
                                                                               396,199,915
                                                                              ------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.5%
            1,112,969  Crown Castle International Corp.(1)(3)                   35,759,694
                                                                            --------------
TOTAL COMMON STOCKS
(Cost $2,153,868,767)                                                        2,409,484,877
                                                                            --------------
Temporary Cash Investments -- 2.0%

Repurchase Agreement, Deutsche Bank Securities, Inc., (collateralized by various U.S. Treasury obligations, 2.375%, 4/15/11, valued at
$50,765,654), in a joint trading account at 5.10%, dated 3/30/07, due
4/2/07 (Delivery value $49,721,123)
(Cost $49,700,000)                                                              49,700,000
                                                                            --------------

------
9

Real Estate

Shares                                                                               Value

Temporary Cash Investments -- Securities Lending Collateral(4) -- 22.7%

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending
agent), 5.43%, dated 3/30/07, due 4/2/07 (Delivery value $70,031,675)         $ 70,000,000

Repurchase Agreement, Citigroup Global Markets Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 3/30/07, due 4/2/07 (Delivery value
$86,967,805)                                                                    86,928,832

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.44%, dated 3/30/07, due 4/2/07
(Delivery value $100,045,333)                                                  100,000,000

Repurchase Agreement, Deutsche Bank AG, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending
agent), 5.38%, dated 3/30/07, due 4/2/07 (Delivery value $200,089,667)         200,000,000

Repurchase Agreement, UBS AG, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending
agent), 5.44%, dated 3/30/07, due 4/2/07 (Delivery value $100,045,333)         100,000,000
                                                                            --------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $556,928,832)                                                            556,928,832
                                                                            --------------
TOTAL INVESTMENT SECURITIES -- 122.7%
(Cost $2,760,497,599)                                                        3,016,113,709
                                                                            --------------
OTHER ASSETS AND LIABILITIES -- (22.7)%                                      (558,365,285)
                                                                            --------------
TOTAL NET ASSETS - 100.0%                                                   $2,457,748,424
                                                                            ==============

Notes to Schedule of Investments

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

REIT = Real Estate Investment Trust

(1) Security, or a portion thereof, was on loan as of March 31,
2007.

(2) Affiliated Company: the fund's holding represents ownership of 5% or more of the voting securities of the company;
therefore, the company is affiliated as defined in the
Investment Company Act of 1940.

(3) Non-income producing.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending
transactions.

See Notes to Financial Statements.

------
10

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2007

ASSETS

Investment securities -- unaffiliated, at value (cost of
$2,150,349,831) -- including $547,277,142 securities on loan                $2,407,201,527

Investment securities -- affiliated, at value (cost of $53,218,936) --
including $7,384,965 securities on loan                                         51,983,350

Investments made with cash collateral received for securities on loan,
at value (cost of $556,928,832)                                                556,928,832

Total investment securities, at value (cost of $2,760,497,599)               3,016,113,709

Foreign currency holdings, at value (cost of $6,138)                                 6,796

Receivable for investments sold                                                 65,270,348

Dividends and interest receivable                                                6,700,638
                                                                            --------------
                                                                             3,088,091,491
                                                                            --------------

LIABILITIES

Payable for collateral received for securities on loan                         556,928,832

Disbursements in excess of demand deposit cash                                   1,611,741

Payable for investments purchased                                               69,429,612

Accrued management fees                                                          2,165,230

Distribution fees payable                                                          103,826

Service fees payable                                                               103,826
                                                                            --------------
                                                                               630,343,067
                                                                            --------------

NET ASSETS                                                                  $2,457,748,424
                                                                            ==============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                     $1,989,290,820

Undistributed net investment income                                              5,364,094

Undistributed net realized gain on investment and foreign currency
transactions                                                                   207,476,450

Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies                                          255,617,060
                                                                            --------------
                                                                            $2,457,748,424
                                                                            ==============

INVESTOR CLASS, $0.01 PAR VALUE
Net assets                                                                  $1,590,427,775
Shares outstanding                                                              50,694,735
Net asset value per share                                                           $31.37

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets                                                                    $379,043,711
Shares outstanding                                                              12,069,402
Net asset value per share                                                           $31.41

ADVISOR CLASS, $0.01 PAR VALUE
Net assets                                                                    $488,276,938
Shares outstanding                                                              15,545,830
Net asset value per share                                                           $31.41

See Notes to Financial Statements.

------
11

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2007

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (including $4,710,768 from affiliates and net of foreign
taxes withheld of $151,046)                                                   $ 51,611,246

Interest                                                                         3,913,391
                                                                            --------------
                                                                                55,524,637
                                                                            --------------

EXPENSES:

Management fees                                                                 20,280,190

Distribution fees -- Advisor Class                                               1,013,100

Service fees -- Advisor Class                                                    1,013,100

Directors' fees and expenses                                                        41,867

Other expenses                                                                      11,966
                                                                            --------------
                                                                                22,360,223
                                                                            --------------

NET INVESTMENT INCOME (LOSS)                                                    33,164,414
                                                                            --------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and foreign currency
transactions (including $6,945,231 from affiliates)                            352,211,903

Change in net unrealized appreciation (depreciation) on investments
and translation of assets and liabilities in foreign currencies                (6,426,910)
                                                                            --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                        345,784,993
                                                                            --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $378,949,407
                                                                            ==============

See Notes to Financial Statements.

------
12

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2007 AND MARCH 31, 2006
                                                             2007              2006
Increase (Decrease) in Net Assets

OPERATIONS

Net investment income (loss)                               $ 33,164,414       $ 22,613,954

Net realized gain (loss)                                    352,211,903        164,923,243

Change in net unrealized appreciation (depreciation)        (6,426,910)        194,810,843
                                                         --------------     --------------

Net increase (decrease) in net assets resulting from
operations                                                  378,949,407        382,348,040
                                                         --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                                            (19,413,786)       (13,511,266)
 Institutional Class                                        (5,186,921)        (4,087,565)
 Advisor Class                                              (5,422,844)        (3,806,606)

From net realized gains:
 Investor Class                                           (142,353,221)       (73,133,691)
 Institutional Class                                       (32,753,650)       (18,989,741)
 Advisor Class                                             (45,262,120)       (24,220,069)

Decrease in net assets from distributions                 (250,392,542)      (137,748,938)
                                                         --------------     --------------

CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets from capital
share transactions                                          768,592,109        488,550,572
                                                         --------------     --------------

NET INCREASE (DECREASE) IN NET ASSETS                       897,148,974        733,149,674

NET ASSETS
Beginning of period                                       1,560,599,450        827,449,776
                                                         --------------     --------------
End of period                                            $2,457,748,424     $1,560,599,450
                                                         ==============     ==============

Undistributed net investment income                          $5,364,094           $958,360
                                                         ==============     ==============

See Notes to Financial Statements.

------
13

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the
corporation) is registered under the Investment Company Act of
1940 (the 1940 Act) as an open-end management investment
company. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is non- diversified under the 1940 Act. The fund's investment objective is to seek
long-term capital appreciation. Income is a secondary
objective. The fund pursues its objective by investing
primarily in securities issued by real estate investment trusts and in the securities of companies which are principally
engaged in the real estate industry. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor
Class, the Institutional Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same
terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a
principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local
convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued
through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued
through a commercial pricing service or at amortized cost,
which approximates fair value. Securities traded on foreign
securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New
York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to
materially change the net asset value, that security would be valued at fair value as determined in accordance with
procedures adopted by the Board of Directors. If the fund
determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned
above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its
designee if such fair value determination would materially
impact a fund's net asset value. Certain other circumstances may cause the fund to fair value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market
holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are
determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes
withheld, if any, is recorded as of the ex-dividend date.
Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered
nontaxable distributions or capital gain distributions for
income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in
order to earn additional income. The fund continues to
recognize any gain or loss in the market price of the
securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities
initially expressed in foreign currencies are translated into
U.S. dollars at prevailing exchange rates at period end.
Purchases and sales of investment securities, dividend and
interest income, and certain expenses are translated at the
rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than
investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from
changes in currency exchange rates.

------
14

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment
securities are a component of realized gain (loss) on
investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund
records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase
agreements with institutions that American Century Investment
Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the
custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities
transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase
agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management
agreements with ACIM or American Century Global Investment
Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by
U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute
substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated
investment company under provisions of the Internal Revenue
Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly.
Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational
documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their
duties to the fund. In addition, in the normal course of
business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these
arrangements is unknown as this would involve future claims
that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a
Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in
exchange for a single, unified management fee (the fee) per
class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and
expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees)
and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in
arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula.
This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the
assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 1.05% to 1.20% for the
Investor Class. The Institutional Class is 0.20% less and the
Advisor Class is 0.25% less at each point within the range. The effective annual management fee for each class of the fund for the year ended March 31, 2007 was 1.13%, 0.93% and 0.88% for the Investor Class, Institutional Class and Advisor Class,
respectively.

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15

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has
adopted a Master Distribution and Shareholder Services Plan
(the plan) for the Advisor Class, pursuant to Rule 12b-1 of the
1940 Act. The plan provides that the Advisor Class will pay
American Century Investment Services, Inc. (ACIS) an annual
distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the
Advisor Class's daily net assets and paid monthly in arrears.
The distribution fee provides compensation for expenses
incurred by financial intermediaries in connection with
distributing shares of the Advisor Class including, but not
limited to, payments to brokers, dealers, and financial
institutions that have entered into sales agreements with
respect to shares of the fund. The service fee provides
compensation for shareholder and administrative services
rendered by ACIS, its affiliates or independent third party
providers. Fees incurred under the plan during the year ended
March 31, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the
corporation are also officers and/or directors, and, as a
group, controlling stockholders of American Century Companies,
Inc. (ACC), the parent of the corporation's investment advisor,
ACIM, the distributor of the corporation, ACIS, and the
corporation's transfer agent, American Century Services, LLC.

ACIM has entered into a Subadvisory Agreement with J.P. Morgan
Investment Management, Inc. (JPMIM) on behalf of the fund. The subadvisor makes investment decisions for the fund in
accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of
Directors. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund. JPMIM is a wholly owned
subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity
investor in ACC. The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank
(JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding
short-term investments, for the year ended March 31, 2007, were
$4,288,898,824 and $3,704,083,336, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                           Year ended March 31, 2007         Year ended March 31, 2006
                            Shares           Amount           Shares           Amount
INVESTOR CLASS/SHARES
AUTHORIZED                   70,000,000                       70,000,000
                           ============                     ============
Sold                         25,428,470     $785,741,519      18,115,901      $486,639,821
Issued in
reinvestment of
distributions                 4,834,341      148,090,470       3,085,929        79,217,673
Redeemed                   (13,582,182)    (410,903,543)     (9,680,664)     (255,068,241)
                           ------------    -------------    ------------     -------------
                             16,680,629      522,928,446      11,521,166       310,789,253
                           ------------    -------------    ------------     -------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED                   20,000,000                       20,000,000
                           ============                     ============
Sold                          6,153,715      189,204,813       4,017,584       107,260,219
Issued in
reinvestment of
distributions                 1,199,237       36,752,217         872,775        22,451,251
Redeemed                    (3,645,768)    (108,055,837)     (2,686,430)      (71,305,893)
                           ------------    -------------    ------------     -------------
                              3,707,184      117,901,193       2,203,929        58,405,577
                           ------------    -------------    ------------     -------------
ADVISOR CLASS/SHARES
AUTHORIZED                   30,000,000                       30,000,000
                           ============                     ============
Sold                          7,068,111      216,728,871       6,097,282       163,460,914
Issued in
reinvestment of
distributions                 1,626,953       49,869,664       1,068,750        27,420,947
Redeemed                    (4,560,357)    (138,836,065)     (2,702,232)      (71,526,119)
                           ------------    -------------    ------------     -------------
                              4,134,707      127,762,470       4,463,800       119,355,742
                           ------------    -------------    ------------     -------------
Net increase
(decrease)                   24,522,520     $768,592,109      18,188,895      $488,550,572
                           ============    =============    ============     =============

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16

5. AFFILIATED COMPANY TRANSACTIONS

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each
company which is or was an affiliate at or during the year
ended March 31, 2007 follows:

                                                                                                  March 31, 2007
                     Share
                    Balance                                      Realized      Dividend      Share
                    3/31/06    Purchase Cost     Sales Cost    Gain (Loss)      Income       Balance     Market Value
Cogdell Spencer
Inc.(1)(2)            437,000             $--             $--           $--      $ 458,850     437,000      $ 9,207,590
Education
Realty Trust,
Inc.(2)                    --      19,009,194              --            --        411,599   1,281,200       18,936,136
Equity
Lifestyle
Properties,
Inc.(1)(2)            268,300      60,808,305      51,622,142     5,548,576        301,335     492,500       26,599,925
GMH Communities
Trust(2)              733,000      26,580,783       6,771,430     (653,455)        986,652   2,592,495       25,899,025
Huntingdon Real
Estate
Investment
Trust ORD           2,264,800       3,162,417       1,230,131      (60,030)        753,367   3,364,317        7,148,189
Post
Properties,
Inc.(1)(2)            892,900     110,111,591      74,848,828     2,110,140      1,798,965   1,565,500       71,590,315
                                 ------------    ------------    ----------     ----------                 ------------
                                 $219,672,290    $134,472,531    $6,945,231     $4,710,768                 $159,381,180
                                 ============    ============    ==========     ==========                 ============

(1) Company was not an affiliate at March 31, 2007.

(2) Security, or a portion thereof, was on loan as of March 31,
2007.

6. SECURITIES LENDING

As of March 31, 2007, securities in the fund valued at
$554,662,107, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains
collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized
investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the
Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of
Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $556,928,832. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

7. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or
ACGIM, has a $500,000,000 unsecured bank line of credit
agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions.
Borrowings under the agreement bear interest at the Federal
Funds rate plus 0.40%. The fund did not borrow from the line during the year ended March 31, 2007.

8. RISK FACTORS

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to
certain additional risks as compared to investing in a more
diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct
investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws,
changes in property values, property tax increases,
overbuilding, increased competition, environmental
contamination, natural disasters, and interest rate risk.

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17

9. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended
March 31, 2007 and March 31, 2006 were as follows:

                                    2007            2006
DISTRIBUTIONS PAID FROM
Ordinary income                  $164,210,413     $88,461,272
Long-term capital gains           $86,182,129     $49,287,666

The book-basis character of distributions made during the year from net investment income or net realized gains may differ
from their ultimate characterization for federal income tax
purposes. These differences reflect the differing character of certain income items and net realized gains and losses for
financial statement and tax purposes, and may result in
reclassification among certain capital accounts on the
financial statements.

As of March 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                             $2,770,128,652
                                                                            ==============
Gross tax appreciation of investments                                         $267,635,491
Gross tax depreciation of investments                                         (21,650,434)
                                                                            --------------
Net tax appreciation (depreciation) of investments                            $245,985,057
                                                                            ==============
Net tax appreciation (depreciation) on derivatives and translation of
assets and liabilities in foreign currencies                                          $949
                                                                            --------------
Net tax appreciation (depreciation)                                           $245,986,006
                                                                            ==============
Undistributed ordinary income                                                 $114,101,785
Accumulated long-term gains                                                   $108,373,396
Currency loss deferral                                                            $(3,583)

The difference between book-basis and tax-basis cost and
unrealized appreciation (depreciation) is attributable
primarily to the tax deferral of losses on wash sales.

The currency loss deferral listed above represents net foreign currency losses incurred in the five-month period ended March
31, 2007. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB)
issued Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes -- an Interpretation of FASB Statement No. 109"
(FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in
filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax
disclosures. FIN 48 is effective for fiscal years beginning
after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is
effective for fiscal years beginning after November 15, 2007.
FAS 157 defines fair value, establishes a framework for
measuring fair value and expands the required financial
statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS
157.

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18

11. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $7,381,172 of qualified dividend
income for the fiscal year ended March 31, 2007.

The fund hereby designates $86,182,129 of capital gain
distributions for the fiscal year ended March 31, 2007.

The fund designates $134,186,863 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code
Section 871 for the fiscal year ended March 31, 2007.

------
19

FINANCIAL HIGHLIGHTS
Real Estate

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2007          2006        2005        2004        2003
PER-SHARE DATA

Net Asset Value, Beginning
of Period                           $29.00      $23.24      $23.09      $15.83      $16.22
                                ----------    --------    --------    --------    --------
Income From Investment Operations

 Net Investment
 Income (Loss)(1)                     0.53        0.53        0.46        0.46        0.59

 Net Realized and
 Unrealized Gain
 (Loss)                               5.70        8.44        1.79        7.49      (0.44)
                                ----------    --------    --------    --------    --------

 Total From
 Investment
 Operations                           6.23        8.97        2.25        7.95        0.15
                                ----------    --------    --------    --------    --------

Distributions

 From Net Investment
 Income                             (0.49)      (0.49)      (0.46)      (0.54)      (0.54)

 From Net Realized
 Gains                              (3.37)      (2.72)      (1.64)      (0.15)          --
                                ----------    --------    --------    --------    --------
 Total Distributions                (3.86)      (3.21)      (2.10)      (0.69)      (0.54)
                                ----------    --------    --------    --------    --------
Net Asset Value, End of
Period                              $31.37      $29.00      $23.24      $23.09      $15.83
                                ==========    ========    ========    ========    ========

TOTAL RETURN(2)                     22.02%      40.65%       9.53%      50.97%       0.93%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                1.13%       1.15%       1.16%       1.17%       1.18%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                           1.72%       2.00%       1.88%       2.28%       3.74%

Portfolio Turnover Rate               197%        177%        171%        158%        162%

Net Assets, End of Period
(in thousands)                  $1,590,428    $986,526    $522,676    $393,604    $134,898

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

See Notes to Financial Statements.

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20

Real Estate

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
                                       2007       2006        2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                                 $29.03     $23.25      $23.10     $15.85     $16.23
                                     --------   --------    --------    -------    -------

Income From Investment Operations

 Net Investment Income
 (Loss)(1)                               0.59       0.59        0.44       0.51       0.63

 Net Realized and
 Unrealized Gain (Loss)                  5.71       8.45        1.86       7.47     (0.44)
                                     --------   --------    --------    -------    -------
 Total From Investment
 Operations                              6.30       9.04        2.30       7.98       0.19
                                     --------   --------    --------    -------    -------

Distributions

 From Net Investment
 Income                                (0.55)     (0.54)      (0.51)     (0.58)     (0.57)

 From Net Realized Gains               (3.37)     (2.72)      (1.64)     (0.15)         --
                                     --------   --------    --------    -------    -------
 Total Distributions                   (3.92)     (3.26)      (2.15)     (0.73)     (0.57)
                                     --------   --------    --------    -------    -------
Net Asset Value, End of Period         $31.41     $29.03      $23.25     $23.10     $15.85
                                     ========   ========    ========    =======    =======

TOTAL RETURN(2)                        22.27%     40.99%       9.74%     51.14%      1.19%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                      0.93%      0.95%       0.96%      0.97%      0.98%

Ratio of Net Investment Income
(Loss) to Average Net Assets            1.92%      2.20%       2.08%      2.48%      3.94%

Portfolio Turnover Rate                  197%       177%        171%       158%       162%

Net Assets, End of Period (in
thousands)                           $379,044   $242,745    $143,183    $82,488    $23,371

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

See Notes to Financial Statements.

------
21

Real Estate

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31
                                       2007       2006        2005       2004       2003
PER-SHARE DATA

Net Asset Value, Beginning of
Period                                 $29.04     $23.26      $23.11     $15.83     $16.22
                                     --------   --------    --------    -------    -------

Income From Investment Operations

 Net Investment Income
 (Loss)(1)                               0.45       0.46        0.35       0.42       0.55

 Net Realized and
 Unrealized Gain (Loss)                  5.71       8.46        1.84       7.50     (0.44)
                                     --------   --------    --------    -------    -------

 Total From Investment
 Operations                              6.16       8.92        2.19       7.92       0.11
                                     --------   --------    --------    -------    -------

Distributions

 From Net Investment
 Income                                (0.42)     (0.42)      (0.40)     (0.49)     (0.50)

 From Net Realized Gains               (3.37)     (2.72)      (1.64)     (0.15)         --
                                     --------   --------    --------    -------    -------

 Total Distributions                   (3.79)     (3.14)      (2.04)     (0.64)     (0.50)
                                     --------   --------    --------    -------    -------

Net Asset Value, End of Period         $31.41     $29.04      $23.26     $23.11     $15.83
                                     ========   ========    ========    =======    =======

TOTAL RETURN(2)                        21.70%     40.37%       9.30%     50.66%      0.69%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                      1.38%      1.40%       1.41%      1.42%      1.43%

Ratio of Net Investment Income
(Loss) to Average Net Assets            1.47%      1.75%       1.63%      2.03%      3.49%

Portfolio Turnover Rate                  197%       177%        171%       158%       162%

Net Assets, End of Period (in
thousands)                           $488,277   $331,329    $161,592    $82,471    $19,278

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense
differences because of the impact of calculating the net asset values to two decimal places. If net asset values were
calculated to three decimal places, the total return
differences would more closely reflect the class expense
differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and
another.

See Notes to Financial Statements.

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22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and
liabilities, including the schedule of investments, of Real
Estate Fund (the "Fund"), one of the mutual funds comprising
American Century Capital Portfolios, Inc., as of March 31,
2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial
highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the
responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and
financial highlights based on our audits.

We conducted our audits in accordance with the standards of the
Public Company Accounting Oversight Board (United States).
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial
statements and financial highlights are free of material
misstatement. The Fund is not required to have, nor were we
engaged to perform, an audit of its internal control over
financial reporting. Our audits included consideration of
internal control over financial reporting as a basis for
designing audit procedures that are appropriate in the
circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over
financial reporting. Accordingly, we express no such opinion.
An audit also includes examining, on a test basis, evidence
supporting the amounts and disclosures in the financial
statements, assessing the accounting principles used and
significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing
procedures. We believe that our audits provide a reasonable
basis for our opinion.

In our opinion, the financial statements and financial
highlights referred to above present fairly, in all material respects, the financial position of the Real Estate Fund, as of
March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 14, 2007

------
23

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires.
Mandatory retirement age for independent directors is 72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries,
including the fund's investment advisor, American Century
Investment Management, Inc. (ACIM); the fund's principal
underwriter, American Century Investment Services, Inc. (ACIS);
and the fund's transfer agent, American Century Services, LLC
(ACS).

The other directors (more than three-fourths of the total
number) are independent; that is, they have never been
employees, directors or officers of, and have no financial
interest in, ACC or any of its wholly owned, direct or
indirect, subsidiaries, including ACIM, ACIS, and ACS. The
directors serve in this capacity for seven registered
investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies advised by
ACIM or American Century Global Investment Management, Inc.
(ACGIM), unless otherwise noted. Only officers with
policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR.
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice
Chairman (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder,
Co-Chairman, Director and Controlling Shareholder, ACC; Co-Vice
Chairman, ACC (January 2005 to February 2007); Chairman, ACC
(January 1995 to December 2004); Director, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Advisory Board Member (since 2007)
and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and
Chief Executive Officer, ACC (March 2007 to present), Chief
Administrative Officer, ACC (February 2006 to February 2007);
Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM;
Director, ACIM, ACGIM, ACIS and other ACC subsidiaries;
Managing Director, Morgan Stanley (March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 109
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

INDEPENDENT DIRECTORS

THOMAS A. BROWN
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member,
Associated Investments, LLC (real estate investment company);
Managing Member, Brown Cascade Properties, LLC (real estate
investment company); Retired, Area Vice President, Applied
Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
24

ANDREA C. HALL, PH.D.
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor
to the President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

D.D. (DEL) HOCK
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly
Chairman, Public Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion
Technologies, Inc.

JAMES A. OLSON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Advisory Board Member (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza
Belmont LLC; Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and
Entertainment Properties Trust

DONALD H. PRATT
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief
Executive Officer, Western Investments, Inc.; Retired Chairman
of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief
Executive Officer and Founder, Sayers40, Inc., a technology
products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad
Hospitals, Inc.

M. JEANNINE STRANDJORD
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly
Senior Vice President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems,
Inc.; Director, Euronet Worldwide, Inc.; Director, Charming
Shoppes, Inc.

------
25

TIMOTHY S. WEBSTER
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director,
TDB Acquisition Group LLC (September 2006 to present);
President and Chief Executive Officer, American Italian Pasta
Company (2001 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since
2006) and Senior Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance
Officer, ACIM, ACGIM and ACS (August 2006 to present);
Assistant Treasurer, ACC (January 1995 to August 2006);
Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and
Senior Vice President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President,
ACC (November 2005 to present); General Counsel, ACC (March
2007 to present). Also serves as: General Counsel, ACIM, ACGIM,
ACS, ACIS and other ACC subsidiaries; and Senior Vice
President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief
Financial Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President,
ACS (February 2000 to present) and Controller, various American
Century funds (1997 to September 2006)

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUND: Controller (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President,
ACS (February 2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial
Officer and Chief Accounting Officer, ACC (March 2007 to
present); Vice President, ACC (October 2001 to present); Vice
President, certain ACC subsidiaries (October 2001 to August
2006); Vice President, Corporate Tax, ACS (April 1998 to August
2006). Also serves as: Chief Financial Officer, Chief
Accounting Officer and Senior Vice President, ACIM, ACGIM, ACS
and other ACC subsidiaries; and Chief Accounting Officer and
Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling
1-800-345-2021.

------
26

SHARE CLASS INFORMATION

Three classes of shares are authorized for sale by the fund:
Investor Class, Institutional Class and Advisor Class. The
total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratio of
Advisor Class shares is higher than that of Investor Class
shares.

INVESTOR CLASS shares are available for purchase in two ways:
1) directly from American Century without any commissions or other fees; or 2) through certain financial intermediaries
(such as banks, broker-dealers, insurance companies and
investment advisors), which may require payment of a
transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors
such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional
Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are
subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
27

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are
subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible
contributions. In such case, excess amounts of withholding
could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must
notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another
tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through
other electronic means. You have the right to revoke your
withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be
responsible for payment of estimated tax. You may incur
penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your
distribution, your address is within one of the mandatory
withholding states and you have federal income tax withheld.
State taxes will be withheld from your distribution in
accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's
investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the
advisor uses in fulfilling this responsibility is available
without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at
americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio
securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form
N-Q is available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its
website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
28

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for
purchase.

The LIPPER REAL ESTATE FUNDS INDEX is an equally-weighted index of, typically, the 30 largest funds within the Lipper Real
Estate category.

The MORGAN STANLEY CAPITAL INTERNATIONAL US REAL ESTATE
INVESTMENT TRUST (MSCI US REIT) INDEX is a market
value-weighted index that tracks the daily stock price
performance of equity securities of the most actively traded
REITs.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000
Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of
those Russell 1000 Index companies (the 1,000 largest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth rates.

The RUSSELL 1000® VALUE INDEX measures the performance of those
Russell 1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth rates.

The RUSSELL 2000® INDEX is a market-capitalization weighted
index created by Frank Russell Company to measure the
performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of
those Russell 2000 Index companies (the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth rates.

The RUSSELL 2000® VALUE INDEX measures the performance of those
Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth rates.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of
those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the
stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are
considered to be leading firms in dominant industries. Each
stock's weight in the index is proportionate to its market
value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
29

NOTES

------
30

NOTES

------
31

NOTES

------
32

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 OR 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR
THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and
American Century Investments are service marks of American
Century Proprietary Holdings, Inc.

0705
SH-ANN-54177N

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report               March 31, 2007

[photo of spring]

NT Large Company Value Fund
NT Mid Cap Value Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the annual report for the American Century® NT Large Company Value and NT Mid Cap
Value funds from their inception, May 12, 2006, through March
31, 2007. We've gathered this information to help you monitor your investment. Another resource is our website,
americancentury.com, where we post company news, portfolio
commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century announced the
following leadership changes. Chief Investment Officer Mark
Mallon retired in the first quarter of 2007, after nearly a
decade at American Century. Effective January 1, 2007, former
International Equity CIO Enrique Chang became CIO with
responsibilities for the entire investment management
operation. Prior to joining American Century in 2006, Enrique worked at Munder Capital Management, serving the last four
years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global
Advisors, J. & W. Seligman and Co., and General Reinsurance
Corp.

In January 2007, President and Chief Executive Officer Bill
Lyons announced his retirement after nearly 20 years at
American Century. Chief Financial Officer Jonathan Thomas was
appointed president and CEO effective March 1, 2007. Since
2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities,
real estate, information technology, operations, and human
resources. Before joining American Century, Jonathan was a
managing director and global chief operating officer of Morgan
Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and
Fidelity Investments.

We wish to thank Mark and Bill for their many years of
distinguished service -- American Century is a stronger company as a result of their hard work. And we firmly believe their
roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, III and James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/ James E. Stowers, III
James E. Stowers III
VICE CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
       U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .   2

NT LARGE COMPANY VALUE

NT MID CAP VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio
management team as of the date of the report, and do not
necessarily represent the opinions of American Century or any other person in the American Century organization. Any such
opinions are subject to change at any time based upon market or other conditions and American Century disclaims any
responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment
decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading
intent on behalf of any American Century fund. Security
examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is
accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer,
American Century Investments

STOCKS RALLIED DESPITE SLOWING ECONOMY

The major U.S. stock indexes advanced during the period from NT
Large Company Value's and NT Mid Cap Value's inception on May
12, 2006, through March 31, 2007. Stocks gained ground despite a general slowdown in the U.S. economy brought on largely by a slumping housing market. U.S. gross domestic product grew by an estimated 2-2.5% over the past nine months, down from the 3-4%
growth rate of the past several calendar years.

Consequently, the Federal Reserve (the Fed) shifted to a stable interest rate policy in mid-2006, following 17 short-term
interest rate hikes between June 2004 and June 2006. The Fed's shift, combined with falling energy prices and
better-than-expected corporate earnings, triggered a
substantial stock market rally in the last six months of 2006.

Another factor favoring stocks during the period was a sharp increase in merger activity. Mergers and acquisitions totaled nearly $4 trillion worldwide in 2006, including $750 billion in takeovers by private equity firms -- double the record amount set in 2005. The wheeling and dealing continued in early 2007 with the largest private-equity buyout on record.

The stock market grew more volatile toward the end of the
period, thanks to financial problems among "sub-prime" lenders and weaker corporate profits -- the S&P 500 Index's streak of
18 consecutive quarters with double-digit year-over-year
earnings growth ended in the fourth quarter of 2006.
Nonetheless, stocks ended the period on a positive note as
March 2007 brought the S&P 500's biggest one-week gain in four years.

LARGE-CAP AND VALUE OUTPERFORMED

As the accompanying table shows, large- and mid-cap stocks led the market's advance, while small-cap shares lagged. In an
environment of slowing economic growth, investors focused their attention on the stocks of larger, more-established companies.
Value stocks also continued their dominance over growth issues across all market capitalizations, extending a trend that has persisted since the beginning of the decade.

The best-performing sectors of the stock market during the
period included utilities, materials and telecommunications
services. Information technology and health care stocks posted the weakest returns.

U.S. Stock Index Returns
From May 12, 2006 (fund inception) to March 31, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)                           12.06%
Russell 1000 Growth Index                                 9.01%
Russell 1000 Value Index                                 15.22%

RUSSELL MIDCAP INDEX                                     12.27%
Russell Midcap Growth Index                               7.92%
Russell Midcap Value Index                               17.06%

RUSSELL 2000 INDEX (SMALL-CAP)                            9.04%
Russell 2000 Growth Index                                 5.61%
Russell 2000 Value Index                                 12.48%

* Total returns for periods less than one year are not
annualized.

------
2

PERFORMANCE
NT Large Company Value

Total Returns as of March 31, 2007
                                     Since Inception(1)     Inception Date
INSTITUTIONAL CLASS                        13.26%              5/12/06
RUSSELL 1000 VALUE INDEX(2)                15.22%                 --
S&P 500 INDEX(2)                           11.89%                 --

(1) Total returns for periods less than one year are not
annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a
shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for
comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce
returns, while the total returns of the indices do not.

------
3

PORTFOLIO COMMENTARY
NT Large Company Value

Portfolio Managers: Chuck Ritter and Brendan Healy

As announced in the message from the Stowers at the start of this report, Mark Mallon retired this year. Prior to his
retirement, he stopped serving as a portfolio manager for NT
Large Company Value, effective December 31, 2006. Chuck Ritter has been at the helm of the Large Cap Value strategy, which
includes this portfolio, since its inception in 1999. He
continues to manage this portfolio with co-portfolio manager
Brendan Healy and two dedicated, experienced analysts.

PERFORMANCE SUMMARY

NT Large Company Value (NTLCV) gained 13.26%* from its
inception on May 12, 2006, through March 31, 2007. By
comparison, its benchmark, the Russell 1000 Value Index, and the broader market, as measured by the S&P 500 Index, returned
15.22% and 11.89%, respectively. The portfolio's return
reflects operating expenses, while the indices' returns do not.
The average return for Morningstar's Large Cap Value category was 10.94%** for the same period.

A favorable market environment, especially for value stocks
(described in the Market Perspective on page 2), generated the period's double-digit returns. On a relative basis, NTLCV
trailed its benchmark, primarily because of an underweight
position in utilities, the top-performing sector for the
reporting period, and because of stock selection in the
financials sector.

UTILITIES, FINANCIALS DETRACTED

Utilities stocks continued to trade near historically high
price-to-earnings ratios, reducing their appeal to us.
Consequently, we remained significantly underweight in that
sector, which worked against us, especially in the
multi-utilities industry. Lack of exposure to independent power producers also hurt -- the group posted the strongest gains in the benchmark. On a more positive note, the sector was home to the portfolio's top-contributing stock, electric utility PPL.
During the period, the firm reported a 27% increase in 2006
earnings compared to the previous year and reaffirmed its 2007 forecast.

NTLCV's stake in the financials sector, our largest sector
position, also slowed relative results. Late in the period,
mortgage lender Freddie Mac, a top-detracting stock, announced slow progress in implementing new accounting systems, which
kept regulatory scrutiny on the company at a high level. In
addition, lack of exposure to the strong returns of real estate investment trusts (REITs) diminished relative performance.

Top Ten Holdings as of March 31, 2007
                                                        % of           % of
                                                     net assets     net assets
                                                        as of         as of
                                                       3/31/07       9/30/06
Exxon Mobil Corp.                                       4.9%           4.5%
Citigroup Inc.                                          4.8%           4.6%
Bank of America Corp.                                   3.4%           3.4%
Standard and Poor's 500 Depositary Receipt              3.2%           3.6%
AT&T Inc.                                               3.2%           1.9%
Chevron Corp.                                           3.0%           2.9%
Royal Dutch Shell plc ADR                               2.6%           2.6%
JPMorgan Chase & Co.                                    2.4%           2.4%
Freddie Mac                                             2.4%           2.9%
Wells Fargo & Co.                                       2.2%           2.2%

* Total returns for periods less than one year are not
annualized.

** © 2007 Morningstar, Inc. All Rights Reserved. The
information contained herein: (1) is proprietary to Morningstar and/or its content providers: (2) may not be copied or
distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

------
4

NT Large Company Value

INFORMATION TECHNOLOGY, HEALTH CARE ADDED VALUE

The information technology sector delivered the best results versus our benchmark. Stock selection, particularly in the
software industry, gave us the relative edge. We held only two stocks, Microsoft and Oracle. Each posted double-digit gains and neither was represented in the benchmark, a clear advantage for the portfolio.

Our stake in the health care sector also fared well. Long-time holdings in the pharmaceutical industry, some of which have
struggled in the past, registered solid performance. One
standout was Abbott Laboratories, which develops and
manufactures laboratory diagnostics, medical devices, and
pharmaceutical therapies. Abbott's share price was boosted by news that its best-selling drug, Humira, was approved for an additional autoimmune disease indication. The company also
acquired part of Guidant's cardiovascular business, expanding
Abbott's presence in the medical technology arena, by adding products such as coronary stents and catheters to its product line.

STARTING POINT FOR NEXT REPORTING PERIOD

As bottom-up managers, we evaluate each company individually and build the portfolio from the ground up, one stock at a
time. As of March 31, 2007, the portfolio was broadly
diversified, with an overweight position in the information
technology sector and an underweight in utilities stocks, which fund management believes are richly valued. In addition, we
continued to find greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

Top Five Industries as of March 31, 2007
                                             % of          % of
                                          net assets    net assets
                                            as of         as of
                                           3/31/07       9/30/06
Oil, Gas & Consumable Fuels                 13.4%         12.5%
Diversified Financial Services              10.6%         10.5%
Pharmaceuticals                              7.6%          7.0%
Commercial Banks                             6.5%          6.4%
Insurance                                    5.5%          5.6%

Types of Investments in Portfolio
                                             % of          % of
                                          net assets    net assets
                                            as of          as of
                                           3/31/07        9/30/06
Domestic Common Stocks                      93.3%          90.1%
Foreign Common Stocks(1)                     5.1%          4.9%
TOTAL COMMON STOCKS                         98.4%          95.0%
Temporary Cash Investments                   1.5%          5.3%
Other Assets and Liabilities(2)              0.1%         (0.3)%

(1) Includes depositary shares, dual listed securities and
foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
5

SCHEDULE OF INVESTMENTS
NT Large Company Value

MARCH 31, 2007

Shares                                                                               Value

Common Stocks -- 98.4%

AEROSPACE & DEFENSE -- 0.9%
           9,100  Northrop Grumman Corp.                                         $ 675,402
                                                                               -----------
BEVERAGES -- 2.0%
          17,100  Coca-Cola Company (The)                                          820,800
          18,000  Pepsi Bottling Group Inc.                                        574,020
                                                                               -----------
                                                                                 1,394,820
                                                                               -----------
BIOTECHNOLOGY -- 0.4%
           4,600  Amgen Inc.(1)                                                    257,048
                                                                               -----------
CAPITAL MARKETS -- 4.3%
          17,100  Bank of New York Co., Inc. (The)(2)                              693,405
          13,800  Merrill Lynch & Co., Inc.                                      1,127,046
          15,500  Morgan Stanley                                                 1,220,780
                                                                               -----------
                                                                                 3,041,231
                                                                               -----------
CHEMICALS -- 2.2%
          14,000  du Pont (E.I.) de Nemours & Co.                                  692,020
          12,100  PPG Industries, Inc.(3)                                          850,751
                                                                               -----------
                                                                                 1,542,771
                                                                               -----------
COMMERCIAL BANKS -- 6.5%
          12,600  National City Corp.                                              469,350
           6,700  PNC Financial Services Group                                     482,199
          28,900  U.S. Bancorp                                                   1,010,633
          20,800  Wachovia Corp.                                                 1,145,040
          45,100  Wells Fargo & Co.                                              1,552,793
                                                                               -----------
                                                                                 4,660,015
                                                                               -----------
COMMERCIAL SERVICES & SUPPLIES -- 1.3%
          13,900  R.R. Donnelley & Sons Company                                    508,601
          12,100  Waste Management, Inc.                                           416,361
                                                                               -----------
                                                                                   924,962
                                                                               -----------
COMMUNICATIONS EQUIPMENT -- 0.3%
           9,900  Motorola, Inc.                                                   174,933
                                                                               -----------
COMPUTERS & PERIPHERALS -- 1.4%
          25,200  Hewlett-Packard Co.(3)                                         1,011,528
                                                                               -----------
DIVERSIFIED -- 3.2%
          16,300  Standard and Poor's 500 Depositary Receipt(3)                  2,315,415
                                                                               -----------
DIVERSIFIED CONSUMER SERVICES -- 0.5%
          18,000  H & R Block, Inc.                                                378,720
                                                                               -----------
DIVERSIFIED FINANCIAL SERVICES -- 10.6%
          48,600  Bank of America Corp.                                          2,479,572
          67,100  Citigroup Inc.                                                 3,444,914
          35,900  JPMorgan Chase & Co.                                           1,736,842
                                                                               -----------
                                                                                 7,661,328
                                                                               -----------

Shares                                                                               Value

DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.5%
          57,900  AT&T Inc.                                                    $ 2,282,997
          25,900  Verizon Communications Inc.                                      982,128
                                                                               -----------
                                                                                 3,265,125
                                                                               -----------
ELECTRIC UTILITIES -- 3.0%
          17,300  Exelon Corporation                                             1,188,683
          24,200  PPL Corporation                                                  989,780
                                                                               -----------
                                                                                 2,178,463
                                                                               -----------
ENERGY EQUIPMENT & SERVICES -- 0.3%
           2,400  National Oilwell Varco, Inc.(1)(3)                               186,696
                                                                               -----------
FOOD & STAPLES RETAILING -- 2.2%
          32,900  Kroger Co. (The)                                                 929,425
          14,400  Wal-Mart Stores, Inc.                                            676,080
                                                                               -----------
                                                                                 1,605,505
                                                                               -----------
FOOD PRODUCTS -- 1.3%
          31,500  Unilever N.V. New York Shares                                    920,430
                                                                               -----------
HEALTH CARE PROVIDERS & SERVICES -- 0.3%
           4,000  Quest Diagnostics Inc.                                           199,480
                                                                               -----------
HOTELS, RESTAURANTS & LEISURE -- 0.9%
          15,100  McDonald's Corporation                                           680,255
                                                                               -----------
HOUSEHOLD DURABLES -- 0.7%
          15,600  Newell Rubbermaid Inc.                                           485,004
                                                                               -----------
INDUSTRIAL CONGLOMERATES -- 2.9%
          35,100  General Electric Co.                                           1,241,136
          27,700  Tyco International Ltd.                                          873,935
                                                                               -----------
                                                                                 2,115,071
                                                                               -----------
INSURANCE -- 5.5%
          14,800  Allstate Corp.                                                   888,888
          19,600  American International Group, Inc.                             1,317,512
           9,200  Hartford Financial Services Group Inc. (The)                     879,336
          13,900  Marsh & McLennan Companies, Inc.                                 407,131
           7,100  Torchmark Corp.                                                  465,689
                                                                               -----------
                                                                                 3,958,556
                                                                               -----------
IT SERVICES -- 1.7%
           7,200  Fiserv, Inc.(1)                                                  382,032
           9,300  International Business Machines Corp.                            876,618
                                                                               -----------
                                                                                 1,258,650
                                                                               -----------

------
6

NT Large Company Value

Shares                                                                               Value

MACHINERY -- 3.5%
           5,000  Caterpillar Inc.                                               $ 335,150
           5,000  Deere & Co.                                                      543,200
          10,200  Dover Corp.                                                      497,862
          15,300  Ingersoll-Rand Company Cl A                                      663,561
           5,800  Parker-Hannifin Corp.(3)                                         500,598
                                                                               -----------
                                                                                 2,540,371
                                                                               -----------
MEDIA -- 3.7%
          13,900  Gannett Co., Inc.                                                782,431
          64,700  Time Warner Inc.                                               1,275,884
          14,400  Viacom Inc. Cl B(1)                                              591,984
                                                                               -----------
                                                                                 2,650,299
                                                                               -----------
METALS & MINING -- 0.5%
           5,300  Nucor Corp.(3)                                                   345,189
                                                                               -----------
MULTI-UTILITIES -- 0.6%
          17,900  NiSource Inc.                                                    437,476
                                                                               -----------
OFFICE ELECTRONICS -- 0.6%
          27,200  Xerox Corp.(1)                                                   459,408
                                                                               -----------
OIL, GAS & CONSUMABLE FUELS -- 13.4%
           6,100  Anadarko Petroleum Corp.                                         262,178
          29,600  Chevron Corp.                                                  2,189,216
          21,100  ConocoPhillips                                                 1,442,185
           4,800  Devon Energy Corporation                                         332,256
          46,700  Exxon Mobil Corp.                                              3,523,515
          28,700  Royal Dutch Shell plc ADR                                      1,902,810
                                                                               -----------
                                                                                 9,652,160
                                                                               -----------
PAPER & FOREST PRODUCTS -- 1.1%
          10,200  Weyerhaeuser Co.                                                 762,348
                                                                               -----------
PHARMACEUTICALS -- 7.6%
          20,500  Abbott Laboratories                                            1,143,900
           7,600  Eli Lilly and Company                                            408,196
          16,600  Johnson & Johnson                                              1,000,316
          11,500  Merck & Co., Inc.                                                507,955
          55,100  Pfizer Inc.                                                    1,391,826
          19,800  Wyeth                                                            990,594
                                                                               -----------
                                                                                 5,442,787
                                                                               -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.7%
          10,600  Applied Materials, Inc.(3)                                       194,192
          15,900  Intel Corp.                                                      304,167
                                                                               -----------
                                                                                   498,359
                                                                               -----------
SOFTWARE -- 2.1%
          39,400  Microsoft Corporation                                          1,098,078
          24,600  Oracle Corp.(1)                                                  445,998
                                                                               -----------
                                                                                 1,544,076
                                                                               -----------

Shares                                                                               Value

SPECIALTY RETAIL -- 1.3%
          22,500  Gap, Inc. (The)                                                $ 387,225
          14,900  Home Depot, Inc. (The)                                           547,426
                                                                               -----------
                                                                                   934,651
                                                                               -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.4%
          11,500  Liz Claiborne, Inc.                                              492,775
           6,000  VF Corp.                                                         495,720
                                                                               -----------
                                                                                   988,495
                                                                               -----------
THRIFTS & MORTGAGE FINANCE -- 4.1%
          28,900  Freddie Mac                                                    1,719,261
           7,100  MGIC Investment Corp.(3)                                         418,332
          20,400  Washington Mutual, Inc.                                          823,752
                                                                               -----------
                                                                                 2,961,345
                                                                               -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
          34,900  Sprint Nextel Corp.                                              661,704
                                                                               -----------
TOTAL COMMON STOCKS
(Cost $64,504,546)                                                              70,770,076
                                                                               -----------

Temporary Cash Investments -- 1.5%

Repurchase Agreement, Deutsche Bank Securities, Inc., (collateralized by various U.S. Treasury obligations, 2.375%, 4/15/11, valued at $1,123,586), in a joint trading account at 5.10%, dated 3/30/07, due 4/2/07 (Delivery value $1,100,468)
(Cost $1,100,000)                                                                1,100,000
                                                                               -----------

Temporary Cash Investments -- Securities Lending Collateral(4) -- 6.5%

Repurchase Agreement, Citigroup Global Markets Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 3/30/07, due 4/2/07 (Delivery value
$4,702,958)
(Cost $4,700,850)                                                                4,700,850
                                                                               -----------
TOTAL INVESTMENT SECURITIES -- 106.4%
(Cost $70,305,396)                                                              76,570,926
                                                                               -----------
OTHER ASSETS AND LIABILITIES -- (6.4)%                                         (4,600,601)
                                                                               -----------
TOTAL NET ASSETS -- 100.0%                                                     $71,970,325
                                                                               ===========

------
7

NT Large Company Value

Futures Contracts
Contracts Purchased                         Underlying Face Amount      Unrealized Gain
                          Expiration Date          at Value                  (Loss)
1     S&P 500 E-Mini
      Futures                June 2007              $71,600                  $1,374
                                                  ==========               ==========

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated for
futures contracts.

(3) Security, or a portion thereof, was on loan as of March 31,
2007.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending
transactions.

See Notes to Financial Statements.

------
8

PERFORMANCE
NT Mid Cap Value

Total Returns as of March 31, 2007
                                       Since Inception(1)     Inception Date
INSTITUTIONAL CLASS                          16.03%              5/12/06
RUSSELL MIDCAP VALUE INDEX(2)                17.06%                 --

(1) Total returns for periods less than one year are not
annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. © 2007
Reuters. All rights reserved. Any copying, republication or
redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company
reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be
incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and
principal value will fluctuate, and redemption value may be
more or less than original cost. To obtain performance data
current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a
shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for
comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce
returns, while the total returns of the index do not.

------
9

PORTFOLIO COMMENTARY
NT Mid Cap Value

Portfolio Managers: Phil Davidson, Michael Liss, and Scott Moore

PERFORMANCE SUMMARY

NT Mid Cap Value gained 16.03%* from its inception on May 12,
2006 through March 31, 2007. Its benchmark, the Russell Midcap
Value Index, advanced 17.06% over the same time period. The
portfolio's returns reflect operating expenses, while the
index's returns do not.

The portfolio's solid return was achieved in the positive
market environment (particularly for value stocks) described in the Market Perspective on page 2. For the twelve months ended
March 31, 2007, value outperformed growth across the
capitalization spectrum, and value strategies emphasizing
dividend yield and lower-quality stocks performed particularly well. That environment fit reasonably well with NT Mid Cap
Value's investment process, although our emphasis on
higher-quality businesses with sound balance sheets detracted from performance a bit during this period. Investments in the information technology sector and energy, materials, and
consumer staples companies added most to performance against the benchmark, while positions in the utilities sector
detracted.

INFORMATION TECHNOLOGY LED PORTFOLIO

Stock selection and our underweight position in the information technology sector contributed the most to the portfolio's
results against the benchmark. As a result of our stock
selection process, we minimized our exposure in the sector -- a plus for performance. We owned no stocks in the communications equipment industry, which was down more than 20% in the
benchmark.

Among our information technology holdings, Littelfuse was a
notable contributor. Littelfuse, a leading supplier of circuit protection components for the consumer electronics,
telecommunications, and automotive markets, has a solid balance sheet and a dominant market share. Because of excessive
inventory in its electronics end-market, Littelfuse issued
conservative earnings guidance for fourth quarter 2006, which it subsequently exceeded.

ENERGY ADDED VALUE

The energy sector provided the portfolio's top contributor,
Equitable Resources. Equitable is a natural gas company
involved in both exploration and production, primarily in the
Appalachian region. The company's accelerated drilling programs have increased its potential reserves and future growth
prospects.

Top Ten Holdings as of March 31, 2007
                                                  % of net        % of net
                                                assets as of    assets as of
                                                  3/31/07         9/30/06
Freddie Mac                                         3.6%            1.7%
iShares S&P MidCap 400 Index Fund                   3.5%            1.8%
Speedway Motorsports Inc.                           3.1%            1.6%
MGIC Investment Corp.                               2.9%            1.8%
Puget Energy, Inc.                                  2.8%            1.0%
Iowa Telecommunications Services Inc.               2.5%            1.1%
Coca-Cola Enterprises Inc.                          2.2%            1.2%
BCE Inc. ORD                                        2.1%             --
Kimberly-Clark Corp.                                2.0%            3.3%
Chubb Corp.                                         2.0%            0.6%

* Total returns for periods less than one year are not
annualized.

------
10

NT Mid Cap Value

MATERIALS AND CONSUMER STAPLES CONTRIBUTED

The materials sector held another of NT Mid Cap Value's
best-performing stocks against the benchmark, International
Flavors & Fragrances. IFF is a leading manufacturer of flavors and fragrances for consumer products ranging from perfumes and cosmetics to food and beverages. IFF's shares benefited from the company's enhanced revenue growth, which was the result of new product introductions by core customers.

Companies that provide everyday consumer products also
performed well. Kraft Foods, the largest branded food company in the U.S., contributed positively to our results as it
benefited from moderating energy and commodity prices,
increased its cost-cutting efforts, and invested in
brand-building.

UTILITIES DETRACTED

The portfolio's smaller mix of utilities also dampened relative performance. The sector, which posted strong gains for the
period, comprises more than 14% of the benchmark. Our emphasis on quality also steered us away from parts of the sector that provided some of the strongest results -- independent power
producers and selected electric utilities.

STARTING POINT FOR NEXT REPORTING PERIOD

Your management team follows a disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of
March 31, 2007, we continued to see opportunities in health
care companies and providers of consumer staples, reflected by our overweight positions in these sectors relative to the
benchmark. Our valuation work contributed to our smaller
relative weightings in consumer discretionary companies and
energy stocks.

Top Five Industries as of March 31, 2007
                                         % of net        % of net
                                       assets as of    assets as of
                                         3/31/07          9/30/06
Insurance                                  8.9%            5.0%
Food Products                              8.7%            6.5%
Thrifts & Mortgage Finance                 7.9%            5.2%
Commercial Banks                           7.7%            6.3%
Hotels, Restaurants & Leisure              6.3%            4.6%

Types of Investments in Portfolio
                                         % of net        % of net
                                       assets as of    assets as of
                                         3/31/07          9/30/06
Common Stocks                             103.5%           94.5%
Temporary Cash Investments                 3.9%            5.4%
Other Assets and Liabilities*             (7.4)%           0.1%

* Includes securities lending collateral and other assets and liabilities.

------
11

SCHEDULE OF INVESTMENTS
NT Mid Cap Value

MARCH 31, 2007

Shares                                                                               Value

Common Stocks -- 103.5%

AEROSPACE & DEFENSE -- 1.0%
            5,316  Honeywell International Inc.                                  $ 244,855
            1,376  Northrop Grumman Corp.                                          102,127
                                                                               -----------
                                                                                   346,982
                                                                               -----------
AIRLINES -- 1.4%
           31,204  Southwest Airlines Co.                                          458,699
                                                                               -----------
AUTO COMPONENTS -- 0.6%
            3,677  Autoliv, Inc.                                                   209,993
                                                                               -----------
AUTOMOBILES -- 0.2%
            1,908  Winnebago Industries                                             64,166
                                                                               -----------
BEVERAGES -- 4.7%
           10,035  Anheuser-Busch Companies, Inc.                                  506,366
           37,029  Coca-Cola Enterprises Inc.                                      749,837
            9,955  Pepsi Bottling Group Inc.                                       317,465
                                                                               -----------
                                                                                 1,573,668
                                                                               -----------
BUILDING PRODUCTS -- 0.5%
            6,338  Masco Corp.                                                     173,661
                                                                               -----------
CAPITAL MARKETS -- 1.3%
            8,920  Nuveen Investments Inc. Cl A                                    421,916
                                                                               -----------
CHEMICALS -- 2.3%
            7,183  Minerals Technologies Inc.                                      446,496
           12,427  Olin Corp.                                                      210,513
            1,982  Rohm and Haas Co.                                               102,509
                                                                               -----------
                                                                                   759,518
                                                                               -----------
COMMERCIAL BANKS -- 7.7%
            5,640  BancorpSouth Inc.                                               137,898
           12,890  BB&T Corporation                                                528,748
            2,125  Commerce Bancshares, Inc.                                       102,659
           16,387  Fifth Third Bancorp                                             634,012
            6,235  Marshall & Ilsley Corp.                                         288,743
           14,215  South Financial Group Inc. (The)                                351,395
            6,399  SunTrust Banks, Inc.                                            531,373
                                                                               -----------
                                                                                 2,574,828
                                                                               -----------
COMMERCIAL SERVICES & SUPPLIES -- 3.4%
            6,960  Pitney Bowes, Inc.                                              315,914
           17,940  Republic Services, Inc. Cl A                                    499,092
            9,152  Waste Management, Inc.                                          314,920
                                                                               -----------
                                                                                 1,129,926
                                                                               -----------
COMPUTERS & PERIPHERALS -- 0.2%
            1,345  Diebold, Inc.(1)                                                 64,170
                                                                               -----------
CONTAINERS & PACKAGING -- 1.5%
           14,864  Bemis Co., Inc.                                                 496,309
                                                                               -----------

Shares                                                                               Value

DISTRIBUTORS -- 0.5%
            3,573  Genuine Parts Company                                         $ 175,077
                                                                               -----------
DIVERSIFIED -- 3.5%
           13,841  iShares S&P MidCap 400 Index Fund                             1,170,672
                                                                               -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.7%
           24,329  BCE Inc. ORD                                                    688,875
            2,423  Citizens Communications Company                                  36,224
           41,696  Iowa Telecommunications Services Inc.                           833,920
                                                                               -----------
                                                                                 1,559,019
                                                                               -----------
ELECTRIC UTILITIES -- 1.8%
            2,999  IDACORP, Inc.                                                   101,486
           17,207  Portland General Electric Co.(1)                                502,445
                                                                               -----------
                                                                                   603,931
                                                                               -----------
ELECTRICAL EQUIPMENT -- 2.4%
           10,774  Hubbell Inc. Cl A                                               501,207
            6,185  Hubbell Inc. Cl B                                               298,364
                                                                               -----------
                                                                                   799,571
                                                                               -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.8%
            2,027  CPI International Inc.(1)(2)                                     38,959
           15,252  Vishay Intertechnology, Inc.(2)                                 213,223
                                                                               -----------
                                                                                   252,182
                                                                               -----------
FOOD & STAPLES RETAILING -- 0.3%
            1,925  Costco Wholesale Corp.                                          103,642
                                                                               -----------
FOOD PRODUCTS -- 8.7%
           13,029  ConAgra Foods, Inc.                                             324,552
           29,757  Diamond Foods Inc.                                              495,454
            5,330  General Mills, Inc.                                             310,313
           13,420  H.J. Heinz Co.                                                  632,349
            5,457  Kellogg Co.                                                     280,654
            8,376  Kraft Foods Inc. Cl A(3)                                        265,603
           15,490  Kraft Foods Inc. Cl A(1)                                        490,413
            8,414  Maple Leaf Foods Inc. ORD                                       104,053
                                                                               -----------
                                                                                 2,903,391
                                                                               -----------
GAS UTILITIES -- 1.7%
           17,744  WGL Holdings Inc.                                               567,453
                                                                               -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.8%
            4,433  Beckman Coulter, Inc.                                           283,224
            9,571  National Dentex Corp.(2)                                        134,760
            7,756  Steris Corp.                                                    205,999
           40,033  Symmetry Medical Inc.(2)                                        653,739
                                                                               -----------
                                                                                 1,277,722
                                                                               -----------

------
12

NT Mid Cap Value

Shares                                                                               Value

HEALTH CARE PROVIDERS & SERVICES -- 0.6%
              844  LifePoint Hospitals Inc.(2)                                    $ 32,258
            3,003  Universal Health Services, Inc. Cl B                            171,951
                                                                               -----------
                                                                                   204,209
                                                                               -----------
HOTELS, RESTAURANTS & LEISURE -- 6.3%
            7,514  International Speedway Corp.                                    388,474
           17,031  OSI Restaurant Partners, Inc.                                   672,725
           26,642  Speedway Motorsports Inc.                                     1,032,377
                                                                               -----------
                                                                                 2,093,576
                                                                               -----------
HOUSEHOLD DURABLES -- 1.2%
            2,466  Hunter Douglas N.V. ORD                                         217,369
            2,055  Whirlpool Corp.                                                 174,490
                                                                               -----------
                                                                                   391,859
                                                                               -----------
HOUSEHOLD PRODUCTS -- 2.4%
            2,215  Clorox Company                                                  141,073
            9,845  Kimberly-Clark Corp.                                            674,284
                                                                               -----------
                                                                                   815,357
                                                                               -----------
INSURANCE -- 8.9%
            6,117  Ambac Financial Group, Inc.(1)                                  528,447
            6,650  Aspen Insurance Holdings Ltd.                                   174,297
           13,043  Chubb Corp.                                                     673,931
            6,113  Gallagher (Arthur J.) & Co.(1)                                  173,181
           13,108  Genworth Financial Inc. Cl A                                    457,994
            2,159  Hartford Financial Services Group Inc. (The)                    206,357
            8,340  Horace Mann Educators Corp.(1)                                  171,387
           15,742  Marsh & McLennan Companies, Inc.                                461,083
            7,211  RAM Holdings Ltd.(2)                                            109,968
                                                                               -----------
                                                                                 2,956,645
                                                                               -----------
IT SERVICES -- 0.5%
           10,551  NCI Inc. Cl A(2)                                                155,627
                                                                               -----------
LEISURE EQUIPMENT & PRODUCTS -- 0.7%
            5,535  Arctic Cat Inc.(1)                                              107,877
            3,446  RC2 Corp.(1)(2)                                                 139,184
                                                                               -----------
                                                                                   247,061
                                                                               -----------
LIFE SCIENCES TOOLS & SERVICES -- 1.3%
            2,187  Invitrogen Corp.(1)(2)                                          139,203
           14,379  PRA International(1)(2)                                         310,011
                                                                               -----------
                                                                                   449,214
                                                                               -----------
MACHINERY -- 1.0%
           24,808  Altra Holdings Inc.(1)(2)                                       340,118
                                                                               -----------
MEDIA -- 0.4%
            3,982  Dow Jones & Co., Inc.(1)                                        137,260
                                                                               -----------

Shares                                                                               Value

METALS & MINING -- 1.4%
            4,918  Compass Minerals International Inc.                           $ 164,261
            7,517  Newmont Mining Corporation                                      315,639
                                                                               -----------
                                                                                   479,900
                                                                               -----------
MULTI-UTILITIES -- 5.3%
           12,710  Ameren Corp.(1)                                                 639,313
           35,971  Puget Energy, Inc.                                              923,736
            4,287  Wisconsin Energy Corp.                                          208,005
                                                                               -----------
                                                                                 1,771,054
                                                                               -----------
MULTILINE RETAIL -- 1.7%
           21,626  Dollar General Corp.                                            457,390
            3,481  Family Dollar Stores, Inc.                                      103,107
                                                                               -----------
                                                                                   560,497
                                                                               -----------
OIL, GAS & CONSUMABLE FUELS -- 3.3%
            5,508  Apache Corp.                                                    389,415
            6,378  Equitable Resources Inc.                                        308,185
            5,774  Murphy Oil Corp.                                                308,332
            2,817  St. Mary Land & Exploration Co.                                 103,328
                                                                               -----------
                                                                                 1,109,260
                                                                               -----------
PAPER & FOREST PRODUCTS -- 1.5%
            9,122  MeadWestvaco Corp.                                              281,322
            2,800  Weyerhaeuser Co.                                                209,272
                                                                               -----------
                                                                                   490,594
                                                                               -----------
PHARMACEUTICALS -- 0.7%
            1,406  Mylan Laboratories Inc.                                          29,723
            7,840  Watson Pharmaceuticals, Inc.(2)                                 207,211
                                                                               -----------
                                                                                   236,934
                                                                               -----------
REAL ESTATE INVESTMENT TRUSTS -- 1.4%
            6,674  Annaly Capital Management Inc.                                  103,314
           23,826  Education Realty Trust, Inc.                                    352,148
                                                                               -----------
                                                                                   455,462
                                                                               -----------
ROAD & RAIL -- 0.3%
            5,921  Heartland Express, Inc.(1)                                       94,025
                                                                               -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.6%
           11,371  Applied Materials, Inc.                                         208,317
            3,935  KLA-Tencor Corp.                                                209,814
            6,113  Teradyne, Inc.(2)                                               101,109
                                                                               -----------
                                                                                   519,240
                                                                               -----------
SOFTWARE -- 0.6%
            7,933  Synopsys, Inc.(2)                                               208,083
                                                                               -----------
SPECIALTY RETAIL -- 0.6%
            6,691  Lowe's Companies, Inc.(1)                                       210,700
                                                                               -----------

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13

NT Mid Cap Value

Shares                                                                               Value

THRIFTS & MORTGAGE FINANCE -- 7.9%
           20,312  Freddie Mac                                                 $ 1,208,362
           16,393  MGIC Investment Corp.                                           965,876
           19,533  Washington Federal, Inc.                                        458,244
                                                                               -----------
                                                                                 2,632,482
                                                                               -----------
TRADING COMPANIES & DISTRIBUTORS -- 0.9%
            1,388  Grainger (W.W.), Inc.                                           107,209
            9,493  Interline Brands Inc.(1)(2)                                     208,087
                                                                               -----------
                                                                                   315,296
                                                                               -----------

TOTAL COMMON STOCKS
(Cost $32,860,176)                                                              34,560,949
                                                                               -----------

Temporary Cash Investments -- 3.9%

Repurchase Agreement, Deutsche Bank Securities, Inc., (collateralized by various U.S. Treasury obligations, 2.375%, 4/15/11, valued at
$1,327,874), in a joint trading account at 5.10%, dated 3/30/07, due
4/2/07 (Delivery value $1,300,553)(4)
(Cost $1,300,000)                                                                1,300,000
                                                                               -----------

Shares                                                                               Value

Temporary Cash Investments -- Securities Lending Collateral(5) -- 11.3%

Repurchase Agreement, Citigroup Global Markets Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.38%, dated 3/30/07, due 4/2/07 (Delivery value
$3,765,597)
(Cost $3,763,910)                                                              $ 3,763,910
                                                                               -----------

TOTAL INVESTMENT SECURITIES -- 118.7%
(Cost $37,924,086)                                                              39,624,859
                                                                               -----------

OTHER ASSETS AND LIABILITIES -- (18.7)%                                        (6,250,149)
                                                                               -----------

TOTAL NET ASSETS -- 100.0%                                                     $33,374,710
                                                                               ===========

Forward Foreign Currency Exchange Contracts
Contracts to Sell              Settlement Date     Value       Unrealized Gain (Loss)
708,638      CAD for USD           4/30/07        $615,038            $(2,169)
124,840      Euro for USD          4/30/07        156,033              (168)
                                                  --------            --------
                                                  $771,071            $(2,337)
                                                  ========            ========
(Value on Settlement Date $768,734)

Notes to Schedule of Investments

CAD = Canadian Dollar

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Security, or a portion thereof, was on loan as of March 31,
2007.

(2) Non-income producing.

(3) When-issued security

(4) Security, or a portion thereof, has been segregated for a when-issued security.

(5) Investments represent purchases made by the lending agent with cash collateral received through securities lending
transactions.

See Notes to Financial Statements.

------
14

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including
management fees; distribution and service (12b-1) fees; and
other fund expenses. This example is intended to help you
understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of
investing in other mutual funds.

The example is based on an investment of $1,000 made at the
beginning of the period and held for the entire period from
October 1, 2006 to March 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses
Paid During Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional Class shares of the American Century
Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account
maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your
accounts to pay the $12.50 fee. In determining your total
eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage
accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts,
UGMA/UTMA accounts, personal trusts, Coverdell Education
Savings Accounts and IRAs (including traditional, Roth,
Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other
retirement accounts. If you have only business, business
retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your
accounts exclusively online. If you are subject to the Account
Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any
transactional costs, such as sales charges (loads) or
redemption/exchange fees. Therefore, the table is useful in
comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In
addition, if these transactional costs were included, your
costs would have been higher.

------
15

                      Beginning         Ending          Expenses Paid
                    Account Value    Account Value     During Period*        Annualized
                       10/1/06          3/31/07       10/1/06 - 3/31/07    Expense Ratio*

NT Large Company Value -- Institutional Class Shareholder Fee Example
Actual                 $1,000          $1,071.90            $3.25              0.63%
Hypothetical           $1,000          $1,021.79            $3.18              0.63%

NT Mid Cap Value -- Institutional Class Shareholder Fee Example
Actual                 $1,000          $1,126.80            $4.24              0.80%
Hypothetical           $1,000          $1,020.94            $4.03              0.80%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
16

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2007
                                                                  NT Large      NT Mid Cap
                                                             Company Value           Value
ASSETS

Investment securities, at value (cost of $65,604,546 and
$34,160,176, respectively) -- including $4,618,624 and
$3,690,277 of securities on loan, respectively                 $71,870,076     $35,860,949

Investments made with cash collateral received for
securities on loan, at value (cost of $4,700,850 and
$3,763,910, respectively)                                        4,700,850       3,763,910
                                                               -----------     -----------

Total investment securities, at value (cost of
$70,305,396 and $37,924,086, respectively)                      76,570,926      39,624,859

Receivable for investments sold                                  9,838,813         536,299

Dividends and interest receivable                                   78,612          62,702
                                                               -----------     -----------
                                                                86,488,351      40,223,860
                                                               -----------     -----------

LIABILITIES

Payable for collateral received for securities on loan           4,700,850       3,763,910

Disbursements in excess of demand deposit cash                   4,839,420       2,185,916

Payable for investments purchased                                4,924,272         873,632

Payable for forward foreign currency exchange contracts                 --           2,337

Payable for variation margin on futures contracts                   14,378              --

Accrued management fees                                             39,106          23,355
                                                               -----------     -----------
                                                                14,518,026       6,849,150
                                                               -----------     -----------

NET ASSETS                                                     $71,970,325     $33,374,710
                                                               ===========     ===========

INSTITUTIONAL CLASS CAPITAL SHARES, $0.01 PAR VALUE
Authorized                                                     100,000,000     100,000,000
                                                               ===========     ===========
Outstanding                                                      6,465,233       2,957,518
                                                               ===========     ===========

NET ASSET VALUE PER SHARE                                           $11.13          $11.28
                                                               ===========     ===========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                        $65,506,879     $29,843,615

Undistributed net investment income                                 24,811          54,650

Undistributed net realized gain on investment and foreign
currency transactions                                              171,731       1,777,942

Net unrealized appreciation on investments and
translation of assets and liabilities in foreign
currencies                                                       6,266,904       1,698,503
                                                               -----------     -----------
                                                               $71,970,325     $33,374,710
                                                               ===========     ===========

See Notes to Financial Statements.

------
17

STATEMENT OF OPERATIONS

PERIOD ENDED MARCH 31, 2007(1)
                                                           NT Large Company     NT Mid Cap
                                                                      Value          Value
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $9,663
and $2,588)                                                      $1,274,878      $ 509,644

Interest                                                            140,780         56,454
                                                                 ----------     ----------
                                                                  1,415,658        566,098
                                                                 ----------     ----------

EXPENSES:

Management fees                                                     336,337        192,541

Directors' fees and expenses                                            772            344

Other expenses                                                           47             86
                                                                 ----------     ----------
                                                                    337,156        192,971
                                                                 ----------     ----------

NET INVESTMENT INCOME (LOSS)                                      1,078,502        373,127
                                                                 ----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and foreign
currency transactions                                               239,142      2,264,747

Change in net unrealized appreciation (depreciation)
on investments and
translation of assets and liabilities in foreign
currencies                                                        6,266,904      1,698,503
                                                                 ----------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                           6,506,046      3,963,250
                                                                 ----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                       $7,584,548     $4,336,377
                                                                 ==========     ==========

(1) May 12, 2006 (fund inception) through March 31, 2007.

See Notes to Financial Statements.

------
18

STATEMENT OF CHANGES IN NET ASSETS

PERIOD ENDED MARCH 31, 2007(1)

                                                       NT Large Company
Increase (Decrease) in Net Assets                                 Value   NT Mid Cap Value

OPERATIONS

Net investment income (loss)                                $ 1,078,502          $ 373,127

Net realized gain (loss)                                        239,142          2,264,747

Change in net unrealized appreciation
(depreciation)                                                6,266,904          1,698,503
                                                          -------------      -------------

Net increase (decrease) in net assets resulting
from operations                                               7,584,548          4,336,377
                                                          -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income                                  (1,053,691)          (317,474)

From net realized gains                                        (67,411)          (487,808)
                                                          -------------      -------------

Decrease in net assets from distributions                   (1,121,102)          (805,282)
                                                          -------------      -------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                                    77,274,602         35,046,933

Payments for shares redeemed                               (11,767,723)        (5,203,318)
                                                          -------------      -------------

Net increase (decrease) in net assets from
capital share transactions                                   65,506,879         29,843,615
                                                          -------------      -------------

NET INCREASE (DECREASE) IN NET ASSETS                        71,970,325         33,374,710

NET ASSETS
                                                          -------------      -------------
End of period                                               $71,970,325        $33,374,710
                                                          =============      =============

Undistributed net investment income                             $24,811            $54,650
                                                          =============      =============

TRANSACTIONS IN SHARES OF THE FUNDS

Sold                                                          7,544,801          3,435,340

Redeemed                                                    (1,079,568)          (477,822)
                                                          -------------      -------------

Net increase (decrease) in shares of the funds                6,465,233          2,957,518
                                                          -------------      -------------

(1) May 12, 2006 (fund inception) through March 31, 2007.

See Notes to Financial Statements.

------
19

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the
corporation) is registered under the Investment Company Act of
1940 (the 1940 Act) as an open-end management investment
company. NT Large Company Value Fund (NT Large Company Value)
and NT Mid Cap Value Fund (NT Mid Cap Value) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. Income is a
secondary objective. The funds seek to achieve their investment objective by investing in stocks of companies that management believes to be undervalued at the time of purchase. NT Large
Company Value invests primarily in larger companies. NT Mid Cap
Value invests in mid-sized market capitalization companies. The funds are not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The funds incepted on May 12, 2006.
The following is a summary of the funds' significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a
principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local
convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued
through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued
through a commercial pricing service or at amortized cost,
which approximates fair value. Securities traded on foreign
securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New
York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to
materially change the net asset value, that security would be valued at fair value as determined in accordance with
procedures adopted by the Board of Directors. If the funds
determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned
above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Directors or its
designee if such fair value determination would materially
impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: a
security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are
determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes
withheld, if any, is recorded as of the ex-dividend date.
Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered
nontaxable distributions or capital gain distributions for
income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange
traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to
track the performance and dividend yield of a particular
domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees, which
increase their cost.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities
initially expressed in foreign currencies are translated into
U.S. dollars at prevailing exchange rates at period end.
Purchases and sales of investment securities, dividend and
interest income, and certain expenses are translated at the
rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than
investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from
changes in currency exchange rates.

------
20

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment
securities are a component of realized gain (loss) on
investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds
record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to
facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of
foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or
depreciation are determined daily using prevailing exchange
rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not
perform under the contract terms.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market
conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying
securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or
received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net
realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized
appreciation (depreciation) on investments, respectively.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The funds continue to
recognize any gain or loss in the market price of the
securities loaned and record any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment
Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the
custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities
transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along
with other registered investment companies having management agreements with ACIM or American Century Global Investment
Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by
U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute
substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated
investment company under provisions of the Internal Revenue
Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly.
Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational
documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their
duties to the funds. In addition, in the normal course of
business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these
arrangements is unknown as this would involve future claims
that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

------
21

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a
Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in
exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the funds, except
brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and
extraordinary expenses, will be paid by ACIM. The fee is
computed and accrued daily based on the daily net assets of
each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the
investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The strategy assets of NT Large Company Value include the assets of Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule for NT Large Company Value ranges from 0.50% to 0.70%. The
annual management fee schedule for NT Mid Cap Value is 0.80%.

The effective annual management fee for NT Large Company Value and NT Mid Cap Value for the period May 12, 2006 (fund
inception) through March 31, 2007 was 0.63% and 0.80%,
respectively.

RELATED PARTIES -- Certain officers and directors of the
corporation are also officers and/or directors, and, as a
group, controlling stockholders of American Century Companies,
Inc. (ACC), the parent of the corporation's investment advisor,
ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer
agent, American Century Services, LLC. The funds are wholly
owned by American Century Asset Allocation Portfolios, Inc.
(ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

Beginning in December 2006, the funds were eligible to invest in a money market fund for temporary purposes, which was
managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement and securities lending agreement with
JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the period May 12, 2006 (fund inception) through March 31,
2007, were as follows:

                            NT Large Company Value     NT Mid Cap Value
Purchases                         $74,525,503             $83,263,756
Proceeds from sales               $10,254,959             $52,676,732

On May 12, 2006, NT Large Company Value and NT Mid Cap Value
incurred a purchase in kind of equity securities valued at
$44,081,080 and $20,534,074, respectively. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

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22

4. SECURITIES LENDING

As of March 31, 2007, securities in NT Large Company Value and
NT Mid Cap Value valued at $4,618,624 and $3,690,277,
respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains
collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized
investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the
Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of
Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $4,700,850 and
$3,763,910, respectively. The funds' risks in securities
lending are that the borrower may not provide additional
collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

5. BANK LINE OF CREDIT

Effective December 13, 2006, the funds, along with certain
other funds managed by ACIM or ACGIM, have a $500,000,000
unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the period ended March 31, 2007.

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the period May
12, 2006 (fund inception) through March 31, 2007, were as
follows:

                            NT Large Company Value      NT Mid Cap Value
DISTRIBUTIONS PAID FROM
Ordinary income                   $1,121,102                $805,282

The book-basis character of distributions made during the year from net investment income or net realized gains may differ
from their ultimate characterization for federal income tax
purposes. These differences reflect the differing character of certain income items and net realized gains and losses for
financial statement and tax purposes, and may result in
reclassification among certain capital accounts on the
financial statements.

As of March 31, 2007, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                         NT Large Company       NT Mid Cap
                                                                    Value            Value
Federal tax cost of investments                               $70,518,182      $38,197,575
                                                              ===========      ===========
Gross tax appreciation of investments                          $6,537,696       $1,761,035

Gross tax depreciation of investments                           (484,952)        (333,751)
                                                              -----------      -----------
Net tax appreciation (depreciation) of investments             $6,052,744       $1,427,284
                                                              ===========      ===========
Net tax appreciation (depreciation) on derivatives
and translation of assets and liabilities in foreign
currencies                                                             --             $121
                                                              -----------      -----------
Net tax appreciation (depreciation)                            $6,052,744       $1,427,405
                                                              ===========      ===========
Undistributed ordinary income                                    $406,991       $2,112,980

Accumulated long-term gains                                        $3,711           $1,257

Capital loss deferrals                                                 --         $(9,673)

Currency loss deferrals                                                --           $(874)

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23

The difference between book-basis and tax-basis cost and
unrealized appreciation (depreciation) is attributable
primarily to the tax deferral of losses on wash sales, the
realization for tax purposes of unrealized gains on certain
forward foreign currency contracts and return of capital
dividends.

The capital and currency loss deferrals listed on the previous page represent net capital and foreign currency losses incurred in the five-month period ended March 31, 2007. NT Mid Cap Value has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB)
issued Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes -- an Interpretation of FASB Statement No. 109"
(FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in
filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax
disclosures. FIN 48 is effective for fiscal years beginning
after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued
Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is
effective for fiscal years beginning after November 15, 2007.
FAS 157 defines fair value, establishes a framework for
measuring fair value and expands the required financial
statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS
157.

8. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal Revenue Code.

NT Large Company Value and NT Mid Cap Value hereby designate
$1,121,102 and $457,824, respectively, of qualified dividend income for the period May 12, 2006 (fund inception) through
March 31, 2007.

For corporate taxpayers, ordinary income distributions paid
during the period May 12, 2006 (fund inception) through March
31, 2007, by NT Large Company Value and NT Mid Cap Value of
$1,121,102 and $462,659, respectively, qualify for the
corporate dividends received deduction.

NT Large Company Value and NT Mid Cap Value designate $67,411 and $487,808, respectively, of distributions as qualified
short-term capital gains for purposes of Internal Revenue Code
Section 871 for the period May 12, 2006 (fund inception)
through March 31, 2007.

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24

FINANCIAL HIGHLIGHTS
NT Large Company Value

Institutional Class
For a Share Outstanding Throughout the Period Indicated
                                                                          2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                       $10.00
                                                                         --------
Income From Investment Operations

 Net Investment Income (Loss)                                                0.18

 Net Realized and Unrealized Gain (Loss)                                     1.14
                                                                         --------
 Total From Investment Operations                                            1.32
                                                                         --------
Distributions

 From Net Investment Income                                                (0.18)

 From Net Realized Gains                                                   (0.01)
                                                                         --------
 Total Distributions                                                       (0.19)
                                                                         --------
Net Asset Value, End of Period                                             $11.13
                                                                         ========

TOTAL RETURN(2)                                                            13.26%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                        0.63%(3)

Ratio of Net Investment Income (Loss) to Average Net Assets              2.01%(3)

Portfolio Turnover Rate                                                       18%

Net Assets, End of Period (in thousands)                                  $71,970

(1) May 12, 2006 (fund inception) through March 31, 2007.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements.

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25

NT Mid Cap Value

Institutional Class
For a Share Outstanding Throughout the Period Indicated
                                                                          2007(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                                       $10.00
                                                                         --------
Income From Investment Operations
 Net Investment Income (Loss)                                                0.14
 Net Realized and Unrealized Gain (Loss)                                     1.44
                                                                         --------
 Total From Investment Operations                                            1.58
                                                                         --------
Distributions
 From Net Investment Income                                                (0.12)
 From Net Realized Gains                                                   (0.18)
                                                                         --------
 Total Distributions                                                       (0.30)
                                                                         --------
Net Asset Value, End of Period                                             $11.28
                                                                         ========

TOTAL RETURN(2)                                                            16.03%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                        0.80%(3)

Ratio of Net Investment Income (Loss) to Average Net Assets              1.55%(3)

Portfolio Turnover Rate                                                      203%

Net Assets, End of Period (in thousands)                                  $33,375

(1) May 12, 2006 (fund inception) through March 31, 2007.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for
periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements.

------
26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statements of assets and
liabilities, including the schedules of investments, of NT
Large Company Value Fund and NT Mid Cap Value Fund (the
"Funds"), two of the mutual funds comprising American Century
Capital Portfolios, Inc., as of March 31, 2007, and the related statements of operations, statements of changes in net assets and the financial highlights for the period May 12, 2006 (fund inception) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Funds'
management. Our responsibility is to express an opinion on
these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the
Public Company Accounting Oversight Board (United States).
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial
statements and financial highlights are free of material
misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over
financial reporting. Our audits included consideration of
internal control over financial reporting as a basis for
designing audit procedures that are appropriate in the
circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over
financial reporting. Accordingly, we express no such opinion.
An audit also includes examining, on a test basis, evidence
supporting the amounts and disclosures in the financial
statements, assessing the accounting principles used and
significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing
procedures. We believe that our audits provide a reasonable
basis for our opinion.

In our opinion, the financial statements and financial
highlights referred to above present fairly, in all material respects, the financial positions of NT Large Company Value
Fund and NT Mid Cap Value Fund, as of March 31, 2007, and the
results of their operations, the changes in their net assets and the financial highlights for the period May 12, 2006 (fund inception) to March 31, 2007, in conformity with accounting
principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 14, 2007

------
27

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires.
Mandatory retirement age for independent directors is 72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries,
including the funds' investment advisor, American Century
Investment Management, Inc. (ACIM); the funds' principal
underwriter, American Century Investment Services, Inc. (ACIS);
and the funds' transfer agent, American Century Services, LLC
(ACS).

The other directors (more than three-fourths of the total
number) are independent; that is, they have never been
employees, directors or officers of, and have no financial
interest in, ACC or any of its wholly owned, direct or
indirect, subsidiaries, including ACIM, ACIS, and ACS. The
directors serve in this capacity for seven registered
investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in
similar capacities for the other 14 investment companies
advised by ACIM or American Century Global Investment
Management, Inc. (ACGIM), unless otherwise noted. Only officers with policy-making functions are listed. No officer is
compensated for his or her service as an officer of the funds.
The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR.
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice
Chairman (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder,
Co-Chairman, Director and Controlling Shareholder, ACC; Co-Vice
Chairman, ACC (January 2005 to February 2007); Chairman, ACC
(January 1995 to December 2004); Director, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Advisory Board Member (since 2007)
and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and
Chief Executive Officer, ACC (March 2007 to present), Chief
Administrative Officer, ACC (February 2006 to February 2007);
Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM;
Director, ACIM, ACGIM, ACIS and other ACC subsidiaries;
Managing Director, Morgan Stanley (March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 109
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
28

INDEPENDENT DIRECTORS

THOMAS A. BROWN
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member,
Associated Investments, LLC (real estate investment company);
Managing Member, Brown Cascade Properties, LLC (real estate
investment company); Retired, Area Vice President, Applied
Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D.
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor
to the President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

D.D. (DEL) HOCK
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUNDS: Director (since 1996)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly
Chairman, Public Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion
Technologies, Inc.

JAMES A. OLSON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Advisory Board Member (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza
Belmont LLC; Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and
Entertainment Properties Trust

DONALD H. PRATT
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief
Executive Officer, Western Investments, Inc.; Retired Chairman
of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief
Executive Officer and Founder, Sayers40, Inc., a technology
products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad
Hospitals, Inc.

------
29

M. JEANNINE STRANDJORD
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly
Senior Vice President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems,
Inc.; Director, Euronet Worldwide, Inc.; Director, Charming
Shoppes, Inc.

TIMOTHY S. WEBSTER
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUNDS: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director,
TDB Acquisition Group LLC (September 2006 to present);
President and Chief Executive Officer, American Italian Pasta
Company (2001 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since
2006) and Senior Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance
Officer, ACIM, ACGIM and ACS (August 2006 to present);
Assistant Treasurer, ACC (January 1995 to August 2006);
Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006); Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MO 64111
Year of Birth: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and
Senior Vice President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President,
ACC (November 2005 to present); General Counsel, ACC (March
2007 to present). Also serves as: General Counsel, ACIM, ACGIM,
ACS, ACIS and other ACC subsidiaries; and Senior Vice
President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and
Chief Financial Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President,
ACS (February 2000 to present) and Controller, various American
Century funds (1997 to September 2006)

------
30

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUNDS: Controller (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President,
ACS (February 2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial
Officer and Chief Accounting Officer, ACC (March 2007 to
present); Vice President, ACC (October 2001 to present); Vice
President, certain ACC subsidiaries (October 2001 to August
2006); Vice President, Corporate Tax, ACS (April 1998 to August
2006). Also serves as: Chief Financial Officer, Chief
Accounting Officer and Senior Vice President, ACIM, ACGIM, ACS
and other ACC subsidiaries; and Chief Accounting Officer and
Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling
1-800-345-2021.

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31

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are
subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible
contributions. In such case, excess amounts of withholding
could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must
notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another
tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through
other electronic means. You have the right to revoke your
withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be
responsible for payment of estimated tax. You may incur
penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your
distribution, your address is within one of the mandatory
withholding states and you have federal income tax withheld.
State taxes will be withheld from your distribution in
accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds'
investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the
advisor uses in fulfilling this responsibility is available
without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at
americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio
securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds'
Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by
calling 1-800-345-2021.

------
32

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for
purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000
Index (the 3, 000 largest publicly traded U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of
those Russell 1000 Index companies (the 1,000 largest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth rates.

The RUSSELL 1000® VALUE INDEX measures the performance of those
Russell 1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted
index created by Frank Russell Company to measure the
performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of
those Russell 2000 Index companies (the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth rates.

The RUSSELL 2000® VALUE INDEX measures the performance of those
Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower
forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, base d on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell Midcap Index companies (the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and
higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of
those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the
stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are
considered to be leading firms in dominant industries. Each
stock's weight in the index is proportionate to its market
value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
33

NOTES

------
34

NOTES

------
35

NOTES

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36

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR
THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and
American Century Investments are service marks of American
Century Proprietary Holdings, Inc.

0705
SH-ANN-54185N

ITEM 2.  CODE OF ETHICS.

a.        The  registrant  has  adopted a Code of Ethics  for  Senior  Financial
          Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.        No response required.

c.        None.

d.        None.

e.        Not applicable.

f.        The  registrant's  Code of Ethics for Senior  Financial  Officers  was
          filed as  Exhibit  12  (a)(1) to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Annual Certified Shareholder Report on Form N-CSR,
          File No. 811-21591,  on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a(2)     D.D.  (Del)  Hock,  Donald  H.  Pratt  and  Thomas  A.  Brown  are the
          registrant's  designated audit committee  financial experts.  They are
          "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal  accountant for the audit of the registrant's annual  financial  statements  or  services  that are  normally  provided by the accountant in connection  with statutory and  regulatory  filings or engagements for those fiscal years were as follows:

          FY 2006:  $114,418
          FY 2007:  $138,928

(b)      Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal  accountant that are reasonably related to the performance of the audit of the  registrant's  financial  statements and are not reported under paragraph (a) of this Item were as follows:

          For services rendered to the registrant:

          FY 2006:  $0
          FY 2007:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2006:  $0
          FY 2007:  $0

(c)       Tax Fees.

The aggregate fees billed in each of the last two fiscal years for  professional services  rendered by the principal  accountant for tax compliance,  tax advice, and tax planning were as follows:

          For services rendered to the registrant:

          FY 2006:  $12,996
          FY 2007:  $16,258

          These services  included  review of federal and state income tax forms and federal excise tax forms.

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2006:  $0
          FY 2007:  $0

(d)       All Other Fees.

The aggregate  fees billed in each of the last two fiscal years for products and services provided by the principal accountant,  other than the services reported in paragraphs (a) through (c) of this Item were as follows:

          For services rendered to the registrant:

          FY 2006:  $0
          FY 2007:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2006:  $0
          FY 2007:  $0

(e)(1)    In accordance  with paragraph  (c)(7)(i)(A) of Rule 2-01 of Regulation
          S-X,  before the  accountant  is engaged by the  registrant  to render audit  or  non-audit  services,  the  engagement  is  approved  by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
          2-01  of  Regulation  S-X,  the  registrant's   audit  committee  also
          pre-approves its accountant's  engagements for non-audit services with the  registrant's  investment  adviser,  its parent  company,  and any entity  controlled  by, or under common  control  with the  investment adviser  that  provides  ongoing  services to the  registrant,  if the engagement relates directly to the operations and financial  reporting of the registrant.

(e)(2)    All services  described in each of paragraphs  (b) through (d) of this
          Item were pre-approved before the engagement by the registrant's audit
          committee   pursuant  to  paragraph   (c)(7)(i)(A)  of  Rule  2-01  of
          Regulation S-X.  Consequently,  none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)       The  percentage  of  hours  expended  on  the  principal  accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant's  full-time,  permanent employees was less than 50%.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role is primarily  portfolio  management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common  control with the adviser  that  provides  ongoing services to the  registrant  for each of the last two fiscal  years of the registrant were as follows:

          FY 2006:  $195,075
          FY 2007:  $219,780

(h)       The registrant's  investment  adviser and accountant have notified the registrant's  audit  committee  of all  non-audit  services  that were rendered by the registrant's accountant to the registrant's investment adviser,  its parent company,  and any entity  controlled by, or under common control with the investment  adviser that provides  services to the  registrant,  which services were not required to be  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation  S-X. The notification  provided to the  registrant's  audit committee  included sufficient  details  regarding such services to allow the registrant's audit  committee  to  consider  the  continuing  independence  of  its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)       The registrant's  principal  executive officer and principal financial officer have concluded that the registrant's  disclosure  controls and procedures (as defined in Rule 30a-3(c)  under the Investment  Company
          Act of 1940) are effective based on their evaluation of these controls and  procedures as of a date within 90 days of the filing date of this report.

(b)       There  were no  changes  in the  registrant's  internal  control  over financial  reporting (as defined in Rule 30a-3(d) under the Investment
          Company  Act of 1940) that  occurred  during the  registrant's  second fiscal  quarter  of the  period  covered  by  this  report  that  have materially  affected,  or are reasonably likely to materially  affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Registrant's  Code of Ethics for Senior Financial  Officers,  which is the subject of the  disclosure  required by Item 2 of Form N-CSR,  was filed  as  Exhibit  12(a)(1)  to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Certified  Shareholder  Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate   certifications  by  the  registrant's  principal  executive officer and principal  financial  officer,  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company  Act of  1940,  are  filed  and  attached  hereto  as  Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's  chief executive officer and chief financial  officer,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

By:  /s/ Jonathan S. Thomas
     -------------------------------------------------
     Name:   Jonathan S. Thomas
     Title:  President

Date:    May 30, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Jonathan S. Thomas
     -------------------------------------------------
     Name:   Jonathan S. Thomas
     Title:  President
             (principal executive officer)

Date:    May 30, 2007

By:  /s/ Robert J. Leach
     --------------------------------------------------
     Name:   Robert J. Leach
     Title:  Vice President, Treasurer, and
             Chief Financial Officer
             (principal financial officer)

Date:    May 30, 2007